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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

522 FIFTH AVENUE NEW YORK, NY			10036
(Address of principal executive offices)			(Zip code)

RANDY TAKIAN 522 FIFTH AVENUE NEW YORK, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-548-7786

Date of fiscal year end:	9/30

Date of reporting period:	9/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INVESTMENT MANAGEMENT

Morgan Stanley Series Funds

Morgan Stanley Institutional Fund Trust

Advisory Portfolio II

Annual Report

September 30, 2009

2009 Annual Report

September 30, 2009

Table of Contents

Shareholders’ Letter	2
Investment Advisory Agreement Approval	3
Expense Example	5
Investment Overview & Portfolio of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Federal Income Tax Information	24
U.S. Privacy Policy	25
Trustee and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectus carefully before you invest or send money.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio’s shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

2009 Annual Report

September 30, 2009

Shareholders’ Letter

Dear Shareholders:

We are pleased to present to you the Morgan Stanley Institutional Fund Trust’s (the “Fund”) Annual Report for the Advisory Portfolio II (the “Portfolio”) for the year ended September 30, 2009. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization) and fixed income (e.g., short, medium, and long duration and investment grade). With respect to the Advisory Portfolio II, we note that the Portfolio was liquidated on October 29, 2009.

Sincerely,

Randy Takian
President and Principal Executive Officer

October 2009

2009 Annual Report

September 30, 2009 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Trustees reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Trustees also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The advisory and administration agreements together are referred to as the “Management Agreement.”) The Trustees also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Trustees by Lipper, Inc. (“Lipper”).

The Trustees reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Trustees determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Trustees concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Trustees reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Trustees discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund’s performance, the Trustees and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Trustees noted that the Portfolio’s performance was below the peer group average for the one-year period ended March 31, 2009. The Trustees discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for the Portfolio relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Trustees also reviewed the Portfolio’s total expense ratio. The Trustees noted that the management fee and total expense ratio were lower than the peer group average. After discussion, the Trustees concluded that the management fee and total expense ratio were competitive with the peer group average, and that performance was acceptable.

Economies of Scale

The Trustees considered the size and growth prospects of the Portfolio and how that relates to the Portfolio’s total expense ratio and particularly the Portfolio’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Trustees discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Trustees have determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Trustees considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Trustees have determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Trustees considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Trustees reviewed with the Adviser each of these arrangements and the

2009 Annual Report

September 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

reasonableness of its costs relative to the services performed. The Trustees have determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Trustees considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Trustees also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Trustees’ confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Trustees concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Trustees considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Trustees concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Trustees did not give particular weight to any single factor referenced above. The Trustees considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

2009 Annual Report

September 30, 2009 (unaudited)

Expense Example

Expense Example

As a shareholder of the Portfolio, you may incur ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Portfolio	Beginning Account Value 4/1/09	Actual Ending Account Value 9/30/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advisory II Class I	$1,000.00	$1,031.10	$1,025.07	$—	$—	0.00%

*      Expenses are calculated using the Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**   Annualized

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

Advisory Portfolio II

The Portfolio seeks returns consistent with returns generated by the market for mortgage securities. The Portfolio invests primarily in U.S. dollar-denominated investment grade mortgage securities of the U.S. government and private issuers and in mortgage derivatives. The Portfolio also invests in other U.S. government securities and U.S. dollar-denominated investment grade fixed income securities. In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives. The Portfolio may also invest in TBAs. The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest will be denominated in U.S. dollars and will be investment grade.

Performance

For the fiscal year ended September 30, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 1.99%, net of fees. The Portfolio underperformed against its benchmark the Barclays Capital Mortgage Index (the “Index”) which returned 9.85%.

Factors Affecting Performance

•      While virtually all spread (i.e. non-government) sectors of the fixed income market were under a great deal of pressure 12 months ago, most have since begun to recover, with prices moving toward their long-term averages.

•      The recovery began in March when certain economic indicators stabilized, suggesting that perhaps the contraction in economic growth was slowing. Credit conditions also became more favorable, thanks to the various initiatives of the Federal Reserve and the government to inject liquidity into the financial system. In the months that followed, positive news on the corporate, banking and economic fronts helped bolster investor confidence, sustaining the market’s rally throughout the end of the September.

•      The residential mortgage sector enjoyed much stronger performance this year, posting healthy gains versus equal-duration Treasuries. This was due in part to the Federal Reserve’s program of purchasing large quantities of agency mortgage-backed securities (MBS), and investors’ increasing confidence in investing in credit related securities.

•      The Portfolio’s holdings in non-agency MBS, which are not included in the Index, detracted from performance in the fourth quarter of last year. We note, however, that this position was almost entirely eliminated by the end of the 2008.

•      Within the Portfolio’s agency MBS holdings, an underweight in 15-year mortgages and overweight in premium coupon mortgages in recent months benefited performance.

•      Although we maintained the Portfolio’s duration (a measure of interest-rate sensitivity) within a narrow band during the period, our strategy of dynamic hedging became increasingly expensive as interest rates remained volatile, and the associated costs detracted from returns. The Portfolio’s yield-curve positioning, however, was additive to relative performance.

Subsequent Event

•      The Portfolio was liquidated on October 29, 2009.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Advisory Portfolio II

*      Minimum Investment

**   Commenced operations on March 11, 2008.

In accordance with SEC regulations, the Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Barclays Capital Mortgage Index(1)

	Total Returns(2)
		Average Annual
	One Year	Since Inception(4)
Portfolio(3)	1.99%	–4.13%
Barclays Capital Mortgage Index	9.85	8.50

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Barclays Capital Mortgage Index includes GNMA, FNMA and FHLMC pass-through securities with original maturities of 15, 20, and 30 years, as well as balloon mortgages. The Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. These aggregates are defined according to agency, program, pass-through coupon and origination year. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. The Index excludes buydown, graduated equity mortgages, project loans, ARMS, non-agency mortgages and CMOs. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on March 11, 2008.
(4)	For comparative purposes, average annual since inception returns listed for the Index refer to the inception date or initial offering of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	83.9%
U.S. Treasury Security	7.5
Other*	0.7
Short-Term Investments	7.9
Total Investments	100.0%

*      Industries and/or investment types representing less than 5% of total investments.

2009 Annual Report

September 30, 2009

Portfolio of Investments

Advisory Portfolio II

	Face Amount (000)		Value (000)
Fixed Income Securities (94.6%)
Agency Fixed Rate Mortgages (86.2%)
Federal Home Loan Mortgage Corp.,
Gold Pools:
5.00%, 6/1/36 - 8/1/39	$6,689		$6,926
5.50%, 4/1/37 - 12/1/37	7,505		7,868
6.00%, 10/1/28 - 10/1/38	5,277		5,585
6.50%, 10/1/28 - 2/1/33	385		415
8.00%, 5/1/20	3		4
Federal National Mortgage Association,
Conventional Pools:
4.50%, 8/1/18 - 9/1/39	5,508		5,619
5.00%, 3/1/39 - 4/1/39	2,141		2,215
5.50%, 3/1/17 - 8/1/38	8,758		9,194
6.00%, 4/1/13 - 1/1/39	7,059		7,463
6.50%, 1/1/24 - 4/1/34	2,650		2,865
8.00%, 7/1/14 - 3/1/22	586		665
Government National Mortgage Association,
Various Pools:
4.50%, 7/15/39	350		356
5.00%, 9/15/39	1,400		1,452
			50,627
Collateralized Mortgage Obligations — Agency Collateral Series (0.7%)
Federal Home Loan Mortgage Corp.,
Inv Fl IO REMIC
6.75%, 6/17/27	45		6
7.26%, 8/15/30	23		4
8.26%, 9/15/30	614		94
IO STRIPS
6.50%, 8/1/28	42		8
8.00%, 1/1/28	121		24
Federal National Mortgage Association,
Inv Fl IO REMIC
7.72%, 7/18/27	168		12
8.25%, 7/25/30 - 8/25/30	724		117
8.26%, 11/18/30	325		46
IO REMIC
6.00%, 8/25/32	64		6
8.00%, 12/25/30	37		7
Government National Mortgage Association,
Inv Fl IO
7.75%, 9/16/27	85		11
7.90%, 5/20/31	747		106
			441
Mortgages — Other (0.0%)
American Housing Trust,
9.55%, 9/25/20 (d)	208		21
Ryland Acceptance Corp. IV,
6.65%, 7/1/11 (d)	—	@	—	@
			21
U.S. Treasury Security (7.7%)
U.S. Treasury Bond Coupon STRIPS,
Zero Coupon, 11/15/21	7,345		4,504
Total Fixed Income Securities (Cost $54,282)			55,593

	Shares
Short-Term Investments (8.1%)
Investment Company (5.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p)	3,443,362		3,443

	Face Amount (000)
U.S. Treasury Security (2.2%)
U.S. Treasury Bill,
0.04%, 11/12/09 (j)(r)(w)	$1,296		1,296
Total Short-Term Investments (Cost $4,739)			4,739
Total Investments (102.7%) (Cost $59,021)			60,332
Liabilities in Excess of Other Assets (-2.7%)			(1,586)
Net Assets (100%)			$58,746

(d)

At September 30, 2009, the Portfolio held approximately $21,000 of fair valued securities, representing 0.04% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees.

(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2009.
(w)	All or a portion of the security was pledged as collateral for swap agreements.
@	Face Amount/Value is less than $500.

Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2009.
IO	Interest Only
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities

8	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Advisory Portfolio II

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
90 Day
EuroDollar	17	$4,161	Mar-11	$11
90 Day
EuroDollar	17	4,147	Jun-11	11
90 Day
EuroDollar	17	4,135	Sep-11	10
90 Day
EuroDollar	17	4,123	Dec-11	11
U.S. Treasury
2 yr. Note	68	14,754	Dec-09	78
U.S. Treasury
5 yr. Note	62	7,198	Dec-09	91
Short:
U.S. Treasury
10 yr. Note	62	7,336	Dec-09	(53)
U.S. Treasury
30 yr. Bond	12	1,457	Dec-09	(35)
				$124

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	3 Month LIBOR	Pay	4.64%	5/27/19	$3,370	$30
	3 Month LIBOR	Receive	4.04	5/27/39	773	(26)
UBS
	3 Month LIBOR	Pay	4.66	5/27/19	9,838	95
	3 Month LIBOR	Receive	4.04	5/27/39	2,277	(76)
						$23

LIBOR — London Interbank Offered Rate

The accompanying notes are an integral part of the financial statements.	9

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Advisory Portfolio II

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	$6,110	3 Month LIBOR	Pay	11/15/19	$(258)
	3,741	3 Month LIBOR	Receive	11/15/19	(288)
Deutsche Bank
	730	3 Month LIBOR	Pay	11/15/21	(32)
	4,592	3 Month LIBOR	Receive	11/15/21	(260)
					$(838)

LIBOR — London Interbank Offered Rate

10	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Advisory Portfolio II

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$50,627	$—	$50,627
Collateralized Mortgage Obligations — Agency Collateral Series	—	441	—	441
Mortgages — Other	—	—	21	21
U.S. Treasury Security	—	4,504	—	4,504
Total Fixed Income Securities	—	55,572	21	55,593
Futures Contracts	212	—	—	212
Interest Rate Swap Agreements	—	125	—	125
Short-Term Investments
Investment Company	3,443	—	—	3,443
U.S. Treasury Security	—	1,296	—	1,296
Total Short-Term Investments	3,443	1,296	—	4,739
Total Assets	3,655	56,993	21	60,669

Liabilities:
Futures Contracts	88	—	—	88
Interest Rate Swap Agreements	—	102	—	102
Zero Coupon Swap Agreements	—	838	—	838
Total Liabilities	88	940	—	1,028

Total	$3,567	$56,053	$21	$59,641

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Fixed Income Securities (000)
Balance as of 9/30/08	$50,209
Accrued discounts/premiums	—
Realized gain (loss)	(30,893)
Change in unrealized appreciation (depreciation)	24,116
Net purchases (sales)	(29,214)
Net transfers in and/or out of Level 3	(14,197)
Balance as of 9/30/09	$21
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/09.	$(174)

The accompanying notes are an integral part of the financial statements.	11

2009 Annual Report

September 30, 2009

Statement of Assets and Liabilities

	Advisory Portfolio II (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$55,578
Investment in Security of Affiliated Issuer, at Cost	3,443
Total Investments in Securities, at Cost	59,021
Investments in Securities of Unaffiliated Issuers, at Value	56,889
Investment in Security of Affiliated Issuer, at Value	3,443
Total Investments in Securities, at Value	60,332
Cash	—	@
Due from Adviser	2
Receivable for Investments Sold	82
Swap Agreements, at Value	125
Receivable for Delayed Delivery Commitments	64
Receivable from Affiliates	3
Dividends Receivable	—	@
Interest Receivable	238
Other Assets	1
Total Assets	60,847
Liabilities:
Due to Broker	259
Swap Agreements, at Value	940
Payable for Administration Fees	4
Payable for Custodian Fees	3
Payable for Lehman Brothers Closed Swap Transactions	824
Payable for Transfer Agent Fees	1
Other Liabilities	70
Total Liabilities	2,101
Net Assets	$58,746
Net Assets Consist Of:
Paid-in Capital	$213,238
Undistributed Net Investment Income	1,162
Accumulated Net Realized Loss	(156,274)
Unrealized Appreciation (Depreciation) on:
Investments	1,311
Futures Contracts	124
Swap Agreements	(815)
Net Assets	$58,746
CLASS I:
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	8,876,701
Net Asset Value, Offering and Redemption Price Per Share	$6.62

@  Amount is less than $500.

12	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Statement of Operations

For the Year Ended September 30, 2009

Advisory Portfolio II (000)
Investment Income:
Dividends from Security of Affiliated Issuer	$323
Interest from Securities of Unaffiliated Issuers	6,703
Total Investment Income	7,026
Expenses:
Investment Advisory Fees (Note B)	630
Administration Fees (Note C)	134
Custodian Fees (Note F)	18
Professional Fees	50
Shareholder Reporting Fees	22
Transfer Agency Fees (Note E)	6
Offering Cost Fee	2
Trustees’ Fees and Expenses	7
Registration Fees	19
Pricing Fees	57
Other Expenses	16
Total Expenses	961
Voluntary Waiver of Investment Advisory Fees (Note B)	(630)
Expenses Reimbursed by Adviser (Note B)	(322)
Rebate from Morgan Stanley Affiliates (Note G)	(9)
Expense Offset (Note F)	— @
Net Expenses	—
Net Investment Income	7,026
Realized Gain (Loss):
Investments Sold	(64,405)
Options Written	(1,309)
Futures Contracts	(25,004)
Swap Agreements	22,912
Net Realized Loss	(67,806)
Change in Unrealized Appreciation (Depreciation):
Investments	52,200
Futures Contracts	(508)
Swap Agreements	(4,962)
Net Change in Unrealized Appreciation (Depreciation)	46,730
Total Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(21,076)
Net Decrease in Net Assets Resulting from Operations	$(14,050)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	13

2009 Annual Report

September 30, 2009

Statements of Changes in Net Assets

	Advisory Portfolio II
	Year Ended September 30, 2009 (000)	Period Ended September 30, 2008^ (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$7,026	$40,362
Net Realized Loss	(67,806)	(85,130)
Net Change in Unrealized Appreciation (Depreciation)	46,730	(46,110)
Net Decrease in Net Assets Resulting from Operations	(14,050)	(90,878)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(25,820)	(34,236)
Total Distributions	(25,820)	(34,236)
Capital Share Transactions:(1)
Class I:
Subscribed	28,652	1,365,318
Distributions Reinvested	25,558	28,107
Redeemed	(660,969)	(562,936)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(606,759)	830,489
Total Increase (Decrease) in Net Assets	(646,629)	705,375
Net Assets:
Beginning of Period	705,375	—
End of Period	$58,746	$705,375
Undistributed Net Investment Income Included in End of Period Net Assets	$1,162	$15,150

(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,429	166,876
Shares Issued on Distributions Reinvested	3,815	3,651
Shares Redeemed	(96,198)	(73,696)
Net Increase (Decrease) in Class I Shares Outstanding	(87,954)	96,831

^  Advisory Portfolio II commenced operations on March 11, 2008.

14	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Advisory Portfolio II

	Class I
Selected Per Share Data and Ratios	Year Ended September 30, 2009	Period from March 11, 2008^ to September 30, 2008
Net Asset Value, Beginning of Period	$7.28	$8.19
Income (Loss) from Investment Operations:
Net Investment Income†	0.29	0.30
Net Realized and Unrealized Loss on Investments	(0.16)	(0.96)
Total from Investment Operations	0.13	(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.79)	(0.25)
Net Asset Value, End of Period	$6.62	$7.28
Total Return++	1.99%	(8.18	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$58,746	$705,375
Ratio of Expenses to Average Net Assets (1)	0.00%+	0.00	%*+
Ratio of Net Investment Income to Average Net Assets (1)	4.18%+	6.81	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%*§
Portfolio Turnover Rate	608%	356	%#

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.57%+	0.48	%*+
Net Investment Income to Average Net Assets	3.61%+	6.33	%*+

^                 Commencement of Operations.

†                 Per share amount is based on average shares outstanding.

++         Calculated based on the net asset value as of the last business day of the period.

#                 Not Annualized

*                 Annualized

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	15

2009 Annual Report

September 30, 2009

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (“MSIFT” or the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of fourteen active portfolios. The accompanying financial statements and financial highlights are those of the Advisory Portfolio II (referred to as the “Portfolio”) only. For the purposes of the 1940 Act, the Portfolio is considered a non-diversified fund. The financial statements of the remaining portfolios are presented separately.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the “Trustees”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Trustees, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.              Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

3.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation

16

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

(depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Investment Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Futures. In respect to futures, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract in excess of the variation margin is reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

Options. In respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. A Portfolio may purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, a Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, a Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase a Portfolio’s exposure to the underlying instrument. Writing a call options tend to decrease a Portfolio’s exposure to the underlying instruments. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

17

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

Options written for the Portfolio for the year ended September 30, 2009, were as follows:

	Total Number of Contracts	Total Premiums Received (000)
Options Outstanding — October 1, 2008	—	$—
Options Written	3,258	1,035
Closing Purchase Transactions	(3,258)	(1,035)
Options Outstanding — September 30, 2009	—	$—

Swaps. In respect to swaps, the Fund is subject to equity risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero-coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with “Due from (to) Broker” on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification(TM) (“ASC”) “Balance Sheet” (ASC 210) (formerly known as FIN 39). Offsetting of Amounts Related to Certain Contracts an interpretation of ASC 210-20 (formerly known as APB No. 10 and SFAS 105) and are included within “Swap Agreements, at Value” on the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

The Portfolio adopted the provisions of the FASB ASC 815-10, “Derivatives and Hedging” (“ASC 815-10”) (formerly known as SFAS 133-1) and ASC 460-10, “Guarantees” (“ASC 460-10”) (formerly known as FIN 45-4): An Amendment of FASB ASC 815 (formerly known as SFAS 133) and ASC 460 (formerly known as FIN 45), effective November 30, 2008. ASC 815-10 and ASC 460-10 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Portfolio’s use of swaps may include those based on the credit of an underlying security and commonly referred to as credit default swaps. Where the Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Structured Investments. The Portfolio also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity.

18

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of September 30, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures Contracts (000)(a)	Swap Agreements (000)
Assets:
Interest Rate Risk	Receivables	$212	$125
Liabilities:
Interest Rate Risk	Payables	$88	$940

(a)  This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(25,004)
Interest Rate Risk	Purchased and Written Options(b)	347
Interest Rate Risk	Swap Agreements	22,912
Total		$(1,745)

(b)  The realized gain (loss) for purchased options is reported within realized gains (losses) on investments sold, at value on the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)

Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(508)
Interest Rate Risk	Swap Agreements	(4,962)
Total		$(5,470)

All open derivative positions at year end are reflected in the Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

4.              Securities Sold Short: The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Portfolio will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5.              When Issued/Delayed Delivery Securities: The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, the Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests,

19

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

or meeting other current obligations. Such transactions may give rise to a form of leverage. This can cause the Portfolio to be more volatile than if it had not been leveraged, as leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.

6.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

•      Level 1 – quoted prices in active markets for identical securities

•                  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities, are not necessarily an indication of the risk associated with investing in those securities.

7.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt.

Discounts and premiums on securities purchased are accreted/amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets.

B. Investment Advisory Fees. Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, performs investment advisory services at a fee calculated by applying a quarterly rate based on the annual percentage rate of 0.375% to the Portfolio’s average daily net assets for the quarter.

The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse all expenses for the Portfolio, other than fees paid on behalf of the Portfolio to the Trustees and after giving effect to custody fee offsets.

Fee waivers and/or expense reimbursements are voluntary and may be commenced or terminated at any time. For the year ended September 30, 2009, fees waived and expenses reimbursed amounted to approximately $952,000.

C. Administration Fees. MS Investment Management (the “Administrator”) also provides the Fund with administration services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio’s average daily net assets.

Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distributor. Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor for the Fund.

E. Dividend Disbursing and Transfer Agent. Morgan Stanley Services Company Inc. (“Morgan Stanley Services”) serves as the dividend disbursing and transfer agent for the Fund. Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees. JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

20

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

G. Portfolio Investment Activity.

1.              Security Transactions: For the year ended September 30, 2009, purchases and sales of investment securities other than long-term U.S. government securities and short-term investments for the Portfolio were approximately $883,489,000 and $1,494,470,000, respectively.

For the year ended September 30, 2009, purchases and sales of long-term U.S. government securities for the Portfolio were approximately $111,798,000 and $128,733,000, respectively.

2.              Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2009, advisory fees paid were reduced by approximately $9,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in the shares of the Liquidity Funds during the year ended September 30, 2009 is set forth below:

Market Value September 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value September 30, 2009 (000)
$102,737	$791,270	$890,564	$323	$3,443

H. Federal Income Taxes. It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

Dividends from net investment income, if any, are declared and paid monthly for the Portfolio. Net realized capital gains, if any, are distributed at least annually.

FASB ASC 740-10 “Income Taxes — Overall” (amendment formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two year period ended September 30, 2009, remains subject to examination by taxing authorities.

The tax character for distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 for the Portfolio were as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$25,820	$—	$34,236	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains (losses) on securities, options, swaps, forwards and futures, including Post October losses.

Permanent differences, primarily due to differing treatments of gains (losses) related to paydown adjustments and basis adjustments on zero coupon swap transactions resulted in the following reclassifications among the Portfolio’s components of net assets at September 30, 2009:

Accumulated Undistributed (Distribution in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$4,806	$(4,847)	$41

At September 30, 2009, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$1,164	$—

At September 30, 2009, the U.S. Federal income tax cost basis of investments was approximately $59,021,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $1,311,000; of which $1,512,000 related to appreciated securities and $201,000 related to depreciated securities.

21

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

At September 30, 2009, the Portfolio had a capital loss carryforward for U.S. Federal income tax purposes of approximately $96,332,000 to offset against future capital gains which will expire on September 30, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforwards period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended September 30, 2009, the Portfolio deferred to October 1, 2009 for U.S. Federal income tax purposes, post-October capital and currency losses as indicated:

Post-October

Capital Losses (000)	Currency Losses (000)
$59,403	$—

I. Contractual Obligations. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Other (unaudited). At September 30, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 95.3%.

K. Subsequent Event. In the fourth quarter, the Fund’s Trustees approved the liquidation of the Portfolio which was effected on October 29, 2009.

In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the financial statements through November 24, 2009.

22

2009 Annual Report

September 30, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Morgan Stanley Institutional Fund Trust:

We have audited the accompanying statement of assets and liabilities of Advisory Portfolio II (the “Fund”) (one of the portfolios constituting Morgan Stanley Institutional Fund Trust), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Portfolio II of Morgan Stanley Institutional Fund Trust at September 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 24, 2009

23

2009 Annual Report

September 30, 2009 (unaudited)

Federal Income Tax Information

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2009.

For corporate shareholders, the following percentages of dividends paid by the Portfolio qualified for the dividends received deduction. Additionally, the following percentage of the Portfolio’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.):

Div. Received Deduction %	Qualifying U.S. Govt. Income %
0.1%	20.4%

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

2009 Annual Report

September 30, 2009 (unaudited)

U.S. Privacy Policy

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

Morgan Stanley Institutional Fund Trust (collectively, the “Fund”) is required by federal law to provide you with a copy of its privacy policy (the “Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distribution, Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

• If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

25

2009 Annual Report

September 30, 2009 (unaudited)

U.S. Privacy Policy (cont’d)

a. Information We Disclose to Our Affiliated Companies.

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Discloses to Third Parties.

We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING OF CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

26

2009 Annual Report

September 30, 2009 (unaudited)

U.S. Privacy Policy (cont’d)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

• Calling us at (800) 548-7786
Monday–Friday between 8 a.m. and 5 p.m. (EST)

• Writing to us at the following address:

Morgan Stanley Institutional Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Institutional Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

© 2009 Morgan Stanley

27

2009 Annual Report

September 30, 2009 (unaudited)

Trustee and Officer Information

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Trustees
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				168	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				170	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

28

2009 Annual Report

September 30, 2009 (unaudited)

Trustee and Officer Information (cont’d)

Independent Trustees: (cont’d)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Trustees
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				168	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

29

2009 Annual Report

September 30, 2009 (unaudited)

Trustee and Officer Information (cont’d)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                 This is the earliest date the Trustees began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**          The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†                  For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Additional information about the Fund’s Trustees can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-548-7786. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”. To aid you in obtaining this information on-line., the Fund’s Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

30

2009 Annual Report

September 30, 2009 (unaudited)

Trustee and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                 This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

31

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

Custodian

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC’s website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com or call toll free 1-(800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
Investment Adviser: (610) 940-5000 • MSIF Trust (800) 548-7786

© 2009 Morgan Stanley

IFTAPANN IU09-05014P-N09/09

INVESTMENT MANAGEMENT

Morgan Stanley Series Funds

Morgan Stanley Institutional Fund Trust

Balanced Portfolio	Fixed Income Portfolios
Balanced Portfolio	Core Fixed Income Portfolio
Core Plus Fixed Income Portfolio
Equity Portfolios	Intermediate Duration Portfolio
Mid Cap Growth Portfolio	International Fixed Income Portfolio
U.S. Mid Cap Value Portfolio	Investment Grade Fixed Income Portfolio
U.S. Small Cap Value Portfolio	Limited Duration Portfolio
Value Portfolio	Long Duration Fixed Income Portfolio
Municipal Portfolio

Annual Report

September 30, 2009

2009 Annual Report

September 30, 2009

Table of Contents

Shareholders’ Letter	2
Investment Advisory Agreement Approval	3
Expense Examples	6
Investment Overviews & Portfolios of Investments Balanced Portfolio:
Balanced	8
Equity Portfolios:
Mid Cap Growth	21
U.S. Mid Cap Value	26
U.S. Small Cap Value	31
Value	36
Fixed Income Portfolios:
Core Fixed Income	41
Core Plus Fixed Income	51
Intermediate Duration	62
International Fixed Income	71
Investment Grade Fixed Income	78
Limited Duration	87
Long Duration Fixed Income	95
Municipal	103
Statements of Assets and Liabilities	113
Statements of Operations	121
Statements of Changes in Net Assets	124
Financial Highlights	133
Notes to Financial Statements	168
Report of Independent Registered Public Accounting Firm	182
Federal Income Tax Information	183
U.S. Privacy Policy	184
Trustee and Officer Information	187

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management’s website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio’s shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

2009 Annual Report

September 30, 2009

Shareholders’ Letter

Dear Shareholders:

We are pleased to present to you the Morgan Stanley Institutional Fund Trust’s (the “Fund”) Annual Report for the year ended September 30, 2009. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization) and fixed income (e.g., short, medium, and long duration and investment grade).

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, Morgan Stanley Investment Management Inc., the investment adviser for the Fund, expects to propose to the Board of Trustees of the Fund that it approve a reorganization of each of the U.S. Mid Cap Value Portfolio, U.S. Small Cap Value Portfolio, Value Portfolio and Municipal Portfolio (each a “Portfolio”) into newly organized mutual funds advised by an affiliate of Invesco. If approved by the Board of Trustees, the reorganization would be submitted to the shareholders of each Portfolio for their approval.

Sincerely,

Randy Takian
President and Principal Executive Officer

October 2009

2

2009 Annual Report

September 30, 2009 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Trustees reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Trustees reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Trustees also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The Adviser and Sub-Adviser together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Trustees also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Trustees by Lipper, Inc. (“Lipper”).

The Trustees reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Trustees determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Trustees concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Trustees reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Trustees discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund’s performance, the Trustees and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2008, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Trustees and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Trustees noted that the performance of the Core Fixed Income, Core Plus Fixed Income, Intermediate Duration, Investment Grade Fixed Income, Limited Duration and Municipal Portfolios were below the peer group averages for the one-, three- and five-year periods.

The Trustees noted that the performance of the Balanced, U.S. Small Cap Value and International Fixed Income Portfolios were better than the peer group averages for the one-, three- and five-year periods.

The Trustees noted that the performance of the Long Duration Fixed Income Portfolio was better than the peer group average for the one-year period and the period since the end of July, 2006, the inception of the Portfolio.

The Trustees noted that the performance of the Value Portfolio was better than the peer group average for the one-year period but below the peer group average for the three- and five-year periods.

The Trustees noted that the performance of the Mid Cap Growth and U.S. Mid Cap Value Portfolios was better than the peer group averages for the three- and five-year periods but below the peer group averages for the one-year period.

Performance Conclusions

With respect to the Value, Core Fixed Income, Core Plus Fixed Income, Intermediate Duration, Investment Grade Fixed Income, Limited Duration and Municipal Portfolios, after discussion, the Trustees concluded that performance was acceptable.

With respect to the Balanced, Mid Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, International Fixed Income and Long Duration Fixed Income Portfolios, after discussion, the Trustees concluded that performance was competitive with the peer group averages.

3

2009 Annual Report

September 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fees and Expense

The Trustees members discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for the Portfolios relative to comparable funds advised by the Adviser and compared to their peers as determined by Lipper. In addition to the management fee, the Trustees also reviewed the Portfolios’ total expense ratios.

The Trustees noted that the management fees and total expense ratios for the Balanced, Mid Cap Growth, U.S. Small Cap Value, Value, Core Fixed Income, Core Plus Fixed Income, International Fixed Income, Investment Grade Fixed Income, Long Duration Fixed Income and Municipal Portfolios, were lower than the peer group averages.

The Trustees noted for the U.S. Mid Cap Value, Intermediate Duration and Limited Duration Portfolios, that while the management fee was higher but close to the peer group average, the total expense ratio was lower than the peer group average.

Fee and Expense Conclusions

With respect to the Balanced, Mid Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, Value, Core Fixed Income, Core Plus Fixed Income, Intermediate Duration, International Fixed Income, Investment Grade Fixed Income, Limited Duration, Long Duration Fixed Income and Municipal Portfolios, after discussion, the Trustees concluded that the management fees and total expense ratios were competitive with the peer group averages.

Economies of Scale

The Trustees considered the size and growth prospects of the Portfolios and how that relates to the Portfolios’ total expense ratios and particularly the Portfolios’ management fee rates (which, for all the Portfolios except U.S. Mid Cap Value, U.S. Small Cap Value, Value and the Core Plus Fixed Income Portfolios do not include breakpoints). In conjunction with its review of the Adviser’s profitability, the Trustees discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Trustees have determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Trustees considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Trustees have determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Trustees considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Trustees reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Trustees have determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Trustees considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Trustees also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios’ operations and the Trustees’ confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Trustees concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

4

2009 Annual Report

September 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Other Factors and Current Trends

The Trustees considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Trustees concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Trustees did not give particular weight to any single factor referenced above. The Trustees considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

2009 Annual Report

September 30, 2009 (unaudited)

Expense Examples

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments, if applicable, and redemption fees; and (2) ongoing costs, including management fees, distribution and shareholder servicing fees (in the case of Investment Class, Class P, Class H and Class L); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable) and redemption fees. Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

2009 Annual Report

September 30, 2009 (unaudited)

Expense Examples (cont’d)

Portfolio	Beginning Account Value 4/1/09	Actual Ending Account Value 9/30/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Balanced Class I	$1,000.00	$1,237.20	$1,022.51	$2.86	$2.59	0.51%
Balanced Investment Class	1,000.00	1,235.50	1,021.26	4.26	3.85	0.76
Balanced Class P	1,000.00	1,234.80	1,020.56	5.04	4.56	0.90
Mid Cap Growth Class I	1,000.00	1,552.10	1,021.66	4.35	3.45	0.68
Mid Cap Growth Class P	1,000.00	1,550.10	1,020.31	6.07	4.81	0.95
U.S. Mid Cap Value Class I	1,000.00	1,477.80	1,020.05	6.21	5.06	1.00
U.S. Mid Cap Value Investment Class	1,000.00	1,477.20	1,019.50	6.89	5.62	1.11
U.S. Mid Cap Value Class P	1,000.00	1,476.30	1,018.65	7.95	6.48	1.28
U.S. Small Cap Value Class I	1,000.00	1,472.20	1,020.91	5.14	4.20	0.83
U.S. Small Cap Value Class P	1,000.00	1,470.50	1,019.65	6.69	5.47	1.08
Value Class I	1,000.00	1,409.00	1,021.56	4.23	3.55	0.70
Value Class P	1,000.00	1,406.50	1,019.90	6.21	5.22	1.03
Core Fixed Income Class I	1,000.00	1,078.00	1,022.61	2.55	2.48	0.49
Core Fixed Income Class P	1,000.00	1,076.30	1,021.36	3.85	3.75	0.74
Core Plus Fixed Income Class I	1,000.00	1,083.70	1,022.56	2.61	2.54	0.50
Core Plus Fixed Income Investment Class	1,000.00	1,083.00	1,021.81	3.39	3.29	0.65
Core Plus Fixed Income Class P	1,000.00	1,082.20	1,021.46	3.76	3.65	0.72
Intermediate Duration Class I	1,000.00	1,062.50	1,022.56	2.59	2.54	0.50
Intermediate Duration Investment Class	1,000.00	1,061.90	1,021.61	3.57	3.50	0.69
International Fixed Income Class I	1,000.00	1,116.80	1,021.91	3.34	3.19	0.63
International Fixed Income Class P	1,000.00	1,114.30	1,020.36	4.98	4.76	0.94
International Fixed Income Class H	1,000.00	1,115.80	1,020.36	4.99	4.76	0.94
International Fixed Income Class L	1,000.00	1,113.40	1,019.30	6.09	5.82	1.15
Investment Grade Fixed Income Class I	1,000.00	1,066.50	1,022.31	2.85	2.79	0.55
Investment Grade Fixed Income Class P	1,000.00	1,066.30	1,022.11	3.06	2.99	0.59
Investment Grade Fixed Income Class H	1,000.00	1,065.30	1,021.01	4.19	4.10	0.81
Investment Grade Fixed Income Class L	1,000.00	1,064.00	1,019.75	5.48	5.37	1.06
Limited Duration Class I	1,000.00	1,046.60	1,022.81	2.31	2.28	0.45
Limited Duration Class P	1,000.00	1,045.40	1,021.56	3.59	3.55	0.70
Long Duration Fixed Income Class I	1,000.00	1,127.90	1,022.56	2.67	2.54	0.50
Long Duration Fixed Income Class P	1,000.00	1,126.60	1,021.31	4.00	3.80	0.75
Municipal Class I	1,000.00	1,094.50	1,022.56	2.63	2.54	0.50
Municipal Class P	1,000.00	1,093.10	1,021.31	3.94	3.80	0.75
Municipal Class H	1,000.00	1,093.00	1,021.31	3.94	3.80	0.75
Municipal Class L	1,000.00	1,091.20	1,020.05	5.24	5.06	1.00

*

Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**	Annualized

7

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

Balanced Portfolio

The Balanced Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45 to 75% of its assets in equity securities and 25 to 55% of its assets in fixed income securities. The Portfolio may invest up to 30% of its assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other then U.S. dollars. The Portfolio’s equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio’s fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as “junk bonds”). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest up to 10% of its assets in real estate investment trusts (“REITs”). The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives. The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade at the time of purchase. In addition, the Portfolio may invest a portion of its assets in structured investments consistent with its investment objective and policies.

Performance

For the fiscal year ended September 30, 2009, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 3.45%, net of fees. The Portfolio’s Class I outperformed against the S&P 500® Index which returned -6.91%, underperformed against the Barclays Capital U.S. Aggregate Index which returned 10.56% and outperformed against the 60/40 Blended Index, a blend of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index which returned 1.28%.

Factors Affecting Performance

•      During the fourth quarter of 2008, global financial markets experienced high volatility and risk aversion. Numerous developed markets (including the U.S., Euro area, Japan, and the U.K.) fell into recession together, for the first time since 1982. Corporate retrenchment intensified as a result of frozen credit conditions and consumer spending rapidly deteriorated as unemployment rates climbed higher and housing prices continued to fall. Global equity markets began 2009 with a rough start, continuing to tumble on the back of woes in the financial system, extremely low levels of consumer confidence, and a rapidly deteriorating housing market. In early March, global equity markets broke through the previous lows set in November 2008, but subsequently embarked on a sizeable rally. Global economic data showed signs of troughing in the second quarter, raising investor risk appetite and providing hope that the global economy was starting on the road to recovery. The growth decline in the global manufacturing sector decelerated, as evidenced by slower declines in industrial production and higher PMI survey data (a measure of manufacturing health). Higher beta and lower quality asset classes outperformed the broader market since the market trough. Equity markets continued to rally through September, as investor sentiment became more positive on the sustainability of the global recovery and corporate profitability surprised on the upside.

•      Regarding the Portfolio’s overall performance relative to the Index, emerging market equity exposure was favorable to returns, as emerging market equities led the equity market rally off the March lows. Investor sentiment for emerging markets was positive, as these markets were believed to be leading the global recovery and were believed to have sustainable growth prospects over the long term.

•      Within U.S. equities, sector selection was beneficial to performance. The Portfolio’s overweight position in health care and software, exposure to consumer staples, and underweight position in energy added to returns. Defensive sectors such as consumer staples and health care outperformed during the market turmoil in the beginning half of the period under review, but lagged their cyclical peers off the March troughs. The energy sector underperformed the broader market during the recovery on poor earnings estimates.

•      Security selection within U.S. large cap growth also contributed to relative returns. We utilize the experience of the firm’s bottom-up portfolio managers to seek to add value through active security selection.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Balanced Portfolio

•      However, the Portfolio’s asset allocation, consisting of average underweight positions in equities and fixed income, detracted from returns, although an overweight to cash partially offset these losses. Global equities and fixed income spread (i.e. non-government) products rallied furiously off the March troughs, but equities lagged fixed income spread products during the recovery.

•      Exposure to Australian bonds also dampened returns, as a relatively stronger Australian economy weighed on these assets.

•      Security selection within U.S. core fixed income negatively impacted relative returns. In contrast to the results within the U.S. large cap growth segment, our strategy of seeking to add value through active stock selection within U.S. core fixed income was less favorable over the period under review.

Management Strategies

•      We believe that the market environment has shifted from an early-cycle recovery stage, where previously depressed assets advanced rapidly at the first sign of recovery, to a mid-cycle stabilization period, where investors should be more discerning and assets with attractive growth prospects are more likely to outperform. Against this backdrop, the Portfolio holds an overweight position to equities and an underweight position in fixed income.

•      Within equities, the Portfolio maintains exposure to Canadian and emerging market equities and an underweight position in U.S. equities, as growth in the U.S. economy is expected to be lackluster and deleveraging will continue to weigh on the U.S. economy. We believe emerging markets may continue to experience higher relative growth than developed markets, as domestic demand remains healthy. Despite solid fundamentals, in our view, put-call ratios on Canadian equities remain high, indicating negative sentiment and possibly an undervalued market.

•      Within U.S. equities, we maintain pair trades between sectors to capture relative value. Within defensive sectors, the Portfolio maintains an overweight position in health care and underweight positions in telecommunication services and utilities, and we may seek to increase exposure to consumer staples in the fourth quarter of 2009. Within commodity-sensitive sectors, we maintain an overweight position in energy and may seek to implement an underweight position in materials. We also prefer the growth-oriented sector of information technology over the value-oriented sector of financials.

•      Within fixed income, we continue to be constructive on investment-grade credit, as spreads remain elevated as compared with historical levels.

*      Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the S&P 500® Index(1), the Barclays Capital U.S. Aggregate Index(2), 60/40 Blended Index(3) and the Lipper Mixed-Asset Target Allocation Growth Funds Index(4)

	Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I(6)	3.45%	4.35%	3.21%	7.08%
S&P 500® Index	–6.91	1.02	–0.15	7.50
Barclays Capital U.S. Aggregate Index	10.56	5.13	6.30	6.46
60/40 Blended Index	1.28	3.07	2.89	7.49
Lipper Mixed-Asset Target Allocation Growth Funds Index	1.73	3.13	3.73	7.23

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Balanced Portfolio

	Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Investment Class(7)	3.30%	4.18%	3.02%	5.32%
S&P 500® Index	–6.91	1.02	–0.15	4.57
Barclays Capital U.S. Aggregate Index	10.56	5.13	6.30	6.45
60/40 Blended Index	1.28	3.07	2.89	5.85
Lipper Mixed-Asset Target Allocation Growth Funds Index	1.73	3.13	3.73	5.57

Portfolio — Class P(8)	3.15	4.07	2.94	5.43
S&P 500® Index	–6.91	1.02	–0.15	5.01
Barclays Capital U.S. Aggregate Index	10.56	5.13	6.30	6.29
60/40 Blended Index	1.28	3.07	2.89	6.03
Lipper Mixed-Asset Target Allocation Growth Funds Index	1.73	3.13	3.73	5.74

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The 60/40 Blended Index is comprised of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index.
(4)

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mixed-Asset Target Allocation Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mixed-Asset Target Allocation Growth Funds classification.

(5)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)	Commenced operations on December 31, 1992.
(7)	Commenced operations on April 3, 1997.
(8)	Commenced operations on November 1, 1996.
(9)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Common Stocks	54.1%
Debt Instruments	33.3
Short-Term Investments	12.6
Total Investments	100.0%

*      Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2009.

2009 Annual Report

September 30, 2009

Portfolio of Investments

Balanced Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (34.5%)
Agency Fixed Rate Mortgages (11.8%)
Federal Home Loan Mortgage Corp.,
Gold Pools:
5.00%, 10/1/35 - 8/1/39	$673	$698
7.50%, 5/1/35	25	28
8.00%, 8/1/32	25	28
8.50%, 8/1/31	25	29
October TBA:
4.50%, 10/15/39 (i)	100	101
6.50%, 10/15/49 (i)	500	533
Federal National Mortgage Association,
Conventional Pools:
5.50%, 11/1/35 - 8/1/38	2,542	2,668
6.00%, 7/1/37 - 11/1/38	1,637	1,731
7.50%, 8/1/37	50	56
8.00%, 4/1/33	25	29
8.50%, 10/1/32	25	29
October TBA:
4.50%, 10/25/24 - 10/25/39 (i)	600	613
5.00%, 10/25/39 (i)	525	542
6.00%, 10/25/39 (i)	275	290
6.50%, 10/25/39 (i)	75	80
Government National Mortgage Association,
October TBA:
4.50%, 10/15/39 (i)	200	203
5.00%, 10/15/39 (i)	400	414
		8,072
Asset Backed Securities (0.4%)
Bank of America Auto Trust,
0.67%, 7/15/10 (e)	129	129
Chrysler Financial Auto Securitization Trust,
1.01%, 7/15/10	107	108
		237
Finance (3.5%)
ACE INA Holdings, Inc.,
5.60%, 5/15/15	50	54
Allstate Corp. (The),
7.45%, 5/16/19	65	78
American Express Co.,
8.13%, 5/20/19	105	124
AvalonBay Communities, Inc.,
6.10%, 3/15/20	100	103
Bank of America Corp.,
5.65%, 5/1/18	140	139
7.63%, 6/1/19	55	62
Barclays Bank plc,
6.75%, 5/22/19	150	168
Capital One Financial Corp.,
6.75%, 9/15/17	75	80
Citigroup, Inc.,
6.13%, 5/15/18	100	98
8.50%, 5/22/19	60	68
Credit Suisse, New York,
5.30%, 8/13/19	100	103
General Electric Capital Corp.,
5.88%, 1/14/38	160	147
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	215	227
HSBC Finance Corp.,
5.50%, 1/19/16	115	118
JPMorgan Chase & Co.,
6.30%, 4/23/19	225	246
MetLife, Inc.,
7.72%, 2/15/19	100	118
PNC Funding Corp.,
6.70%, 6/10/19	50	55
Prudential Financial, Inc.,
7.38%, 6/15/19 (c)	70	78
Simon Property Group LP,
6.75%, 5/15/14 (c)	75	81
Travelers Cos., Inc. (The),
5.90%, 6/2/19 (c)	110	123
Wells Fargo & Co.,
5.63%, 12/11/17	135	142
		2,412
Industrials (5.4%)
Amgen, Inc.,
5.70%, 2/1/19	50	55
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 11/15/14 (c)(e)	40	43
ArcelorMittal,
9.85%, 6/1/19	100	119
Archer-Daniels-Midland Co.,
6.45%, 1/15/38	110	127
AstraZeneca plc,
6.45%, 9/15/37	100	118
AT&T, Inc.,
6.30%, 1/15/38	175	184
Boeing Co. (The),
4.88%, 2/15/20	75	78
Bottling Group LLC,
5.13%, 1/15/19	100	107
BP Capital Markets plc,
4.75%, 3/10/19	110	116
Bristol-Myers Squibb Co.,
5.88%, 11/15/36	110	122
Cisco Systems, Inc.,
4.95%, 2/15/19	30	32
Comcast Corp.,
5.70%, 5/15/18	110	116
ConocoPhillips,
5.75%, 2/1/19	125	136
COX Communications, Inc.,
8.38%, 3/1/39 (e)	65	80
CVS Caremark Corp.,
6.60%, 3/15/19	105	119
Delhaize America, Inc.,
9.00%, 4/15/31	100	132
Devon Financing Corp. ULC,
7.88%, 9/30/31	65	81

The accompanying notes are an integral part of the financial statements.	11

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Balanced Portfolio

	Face Amount (000)		Value (000)
Industrials (cont’d)
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19 (c)(e)	$35		$35
7.63%, 5/15/16	10		11
EnCana Corp.,
5.90%, 12/1/17	45		48
General Electric Co.,
5.25%, 12/6/17	50		51
General Mills, Inc.,
5.65%, 2/15/19	30		33
GlaxoSmithKline Capital, Inc.,
6.38%, 5/15/38	110		130
Home Depot, Inc.,
5.88%, 12/16/36	30		29
International Business Machines Corp.,
8.00%, 10/15/38 (c)	100		140
Kohl’s Corp.,
6.88%, 12/15/37	55		62
Kraft Foods, Inc.,
7.00%, 8/11/37	80		89
Kroger Co. (The),
3.90%, 10/1/15	40		40
Merck & Co., Inc.,
5.00%, 6/30/19 (c)	45		48
Microsoft Corp.,
4.20%, 6/1/19	55		57
Newmont Mining Corp.,
5.13%, 10/1/19	120		120
News America, Inc.,
7.85%, 3/1/39	60		70
Pfizer, Inc.,
6.20%, 3/15/19	50		56
Procter & Gamble Co. (The),
5.55%, 3/5/37	20		22
Roche Holdings, Inc.,
6.00%, 3/1/19 (e)	70		78
Telecom Italia Capital S.A.,
7.18%, 6/18/19	105		117
Time Warner Cable, Inc.,
6.75%, 6/15/39 (c)	30		33
8.25%, 4/1/19	40		48
Time Warner, Inc.,
5.88%, 11/15/16 (c)	25		27
Transocean, Inc.,
6.00%, 3/15/18	60		64
Union Pacific Corp.,
7.88%, 1/15/19	100		124
Verizon Communications, Inc.,
8.95%, 3/1/39	140		192
Wal-Mart Stores, Inc.,
6.50%, 8/15/37	60		70
Wyeth,
5.45%, 4/1/17	30		33
6.45%, 2/1/24	10		11
XTO Energy, Inc.,
5.50%, 6/15/18	80		83
			3,686
Mortgages — Other (0.0%)
Ryland Acceptance Corp. IV,
6.65%, 7/1/11 (d)	—	@	—	@

Municipal Bonds (0.2%)
California State, General Obligation Bonds,
5.95%, 4/1/16	50		54
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds,
6.18%, 1/1/34	50		56
			110
Sovereign (0.2%)
Federal Republic of Germany,
4.88%, 6/17/19 (c)	35		38
Federative Republic of Brazil,
6.00%, 1/17/17	100		109
			147
U.S. Agency Securities (1.5%)
Federal Home Loan Mortgage Corp.,
1.75%, 6/15/12	450		452
2.50%, 1/7/14 (c)	400		403
4.88%, 6/13/18	150		164
			1,019
U.S. Treasury Securities (10.0%)
U.S. Treasury Bond Coupon STRIPS,
Zero Coupon, 11/15/20 (c)	725		470
U.S. Treasury Bonds,
4.50%, 8/15/39	150		162
6.25%, 8/15/23	1,040		1,304
U.S. Treasury Notes,
0.88%, 3/31/11 - 5/31/11 (c)	2,890		2,899
1.38%, 9/15/12	500		500
1.75%, 3/31/14 (c)	180		177
2.25%, 5/31/14 (c)	800		803
2.63%, 7/31/14	350		356
3.00%, 8/31/16	200		201
			6,872
Utilities (1.5%)
E.ON International Finance B.V.,
5.80%, 4/30/18 (e)	80		86
Enel Finance International S.A.,
5.13%, 10/7/19 (e)	150		149
Exelon Generation Co. LLC,
5.20%, 10/1/19	125		127
FirstEnergy Solutions Corp.,
6.05%, 8/15/21 (e)	120		124
Iberdrola Finance Ireland Ltd.,
3.80%, 9/11/14 (e)	125		127
Kinder Morgan Energy Partners LP,
5.95%, 2/15/18	110		115
Plains All American Pipeline LP/PAA Finance Corp.,
8.75%, 5/1/19	30		36
Progress Energy, Inc.,
7.05%, 3/15/19	60		70
Public Service Co. of Colorado,
5.80%, 8/1/18	55		62

12	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Balanced Portfolio

	Face Amount (000)	Value (000)
Utilities (cont’d)
Virginia Electric and Power Co.,
5.40%, 4/30/18	$120	$129
		1,025
Total Fixed Income Securities (Cost $22,910)		23,580

	Shares
Common Stocks (56.0%)
Aerospace & Defense (1.3%)
Boeing Co. (The)	2,650	143
General Dynamics Corp.	1,300	84
Honeywell International, Inc.	2,500	93
ITT Corp.	1,000	52
L-3 Communications Holdings, Inc.	600	48
Lockheed Martin Corp.	950	74
Northrop Grumman Corp.	1,000	52
Precision Castparts Corp.	600	61
Raytheon Co.	1,350	65
Rockwell Collins, Inc.	800	41
United Technologies Corp.	3,400	207
		920
Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.	4,579	265
Expeditors International of Washington, Inc.	10,164	357
FedEx Corp.	200	15
United Parcel Service, Inc., Class B	500	28
		665
Airlines (0.0%)
Southwest Airlines Co.	400	4

Auto Components (0.1%)
Goodyear Tire & Rubber Co. (The) (a)	1,000	17
Johnson Controls, Inc.	2,300	59
		76
Automobiles (0.1%)
Ford Motor Co. (a)	8,700	63
Harley-Davidson, Inc.	900	21
Motors Liquidation Co. (a)	2,200	1
		85
Beverages (1.0%)
Coca-Cola Co. (The)	7,580	407
PepsiCo., Inc.	4,925	289
		696
Biotechnology (0.9%)
Amgen, Inc. (a)	4,200	253
Biogen Idec, Inc. (a)	1,300	66
Celgene Corp. (a)	1,600	90
Genzyme Corp. (a)	1,100	62
Gilead Sciences, Inc. (a)	3,500	163
		634
Capital Markets (0.9%)
Ameriprise Financial, Inc.	800	29
Bank of New York Mellon Corp. (The)	3,200	93
Charles Schwab Corp. (The)	3,100	59
Franklin Resources, Inc.	500	50
Goldman Sachs Group, Inc. (The)	1,200	221
Invesco Ltd.	1,527	35
Northern Trust Corp.	700	41
State Street Corp.	1,400	74
T. Rowe Price Group, Inc.	800	36
		638
Chemicals (1.1%)
Monsanto Co.	10,111	783

Commercial Banks (0.9%)
BB&T Corp.	1,800	49
Fifth Third Bancorp.	1,500	15
KeyCorp	1,100	7
M&T Bank Corp.	200	13
PNC Financial Services Group, Inc.	1,400	68
Regions Financial Corp.	1,800	11
SunTrust Banks, Inc.	900	20
U.S. Bancorp	6,100	134
Wells Fargo & Co.	10,800	304
		621
Communications Equipment (2.1%)
Cisco Systems, Inc. (a)	30,991	730
Juniper Networks, Inc. (a)	1,200	32
Motorola, Inc.	4,500	39
QUALCOMM, Inc.	6,410	288
Research In Motion Ltd. (a)	5,102	345
		1,434
Computer Services Software & Systems (0.4%)
Adobe Systems, Inc. (a)	7,197	238

Computers & Peripherals (3.4%)
Apple, Inc. (a)	8,029	1,488
Dell, Inc. (a)	4,700	72
EMC Corp. (a)	4,500	77
Hewlett-Packard Co.	5,500	259
International Business Machines Corp.	3,000	359
Sun Microsystems, Inc. (a)	4,500	41
		2,296
Construction & Engineering (0.0%)
Fluor Corp.	600	31

Construction Materials (0.7%)
Cemex S.A.B. de C.V. ADR (a)	15,477	200
Martin Marietta Materials, Inc.	2,665	245
		445

The accompanying notes are an integral part of the financial statements.	13

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Balanced Portfolio

	Shares	Value (000)
Consumer Finance (0.8%)
American Express Co.	13,786	$467
Capital One Financial Corp.	1,000	36
Discover Financial Services	1,700	28
		531
Distributors (0.7%)
Li & Fung Ltd.	125,900	508

Diversified Financial Services (3.0%)
Bank of America Corp.	15,378	260
BM&F Bovespa S.A.	56,999	421
Citigroup, Inc.	15,600	76
CME Group, Inc.	1,259	388
IntercontinentalExchange, Inc. (a)	200	20
JPMorgan Chase & Co.	9,200	403
Leucadia National Corp. (a)	17,783	440
Moody’s Corp.	700	14
NYSE Euronext	800	23
		2,045
Diversified Telecommunication Services (0.5%)
AT&T, Inc.	8,820	238
Verizon Communications, Inc.	3,700	112
		350
Electric Utilities (0.2%)
American Electric Power Co., Inc.	300	9
Duke Energy Corp.	1,128	18
Edison International	300	10
Entergy Corp.	200	16
Exelon Corp.	500	25
FirstEnergy Corp.	300	14
FPL Group, Inc.	400	22
PPL Corp.	400	12
Progress Energy, Inc.	200	8
Southern Co.	500	16
		150
Electrical Equipment (0.4%)
Emerson Electric Co.	3,000	120
First Solar, Inc. (a)	772	118
		238
Electronic Equipment, Instruments & Components (0.1%)
Agilent Technologies, Inc. (a)	700	19
Corning, Inc.	3,200	49
Tyco Electronics Ltd.	1,200	27
		95
Energy Equipment & Services (1.4%)
Halliburton Co.	3,000	81
National Oilwell Varco, Inc. (a)	3,900	168
Noble Corp.	1,100	42
Schlumberger Ltd.	7,400	441
Transocean Ltd. (a)	2,300	197
Weatherford International Ltd. (a)	2,400	50
		979
Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	1,500	85
CVS Caremark Corp.	5,200	186
Kroger Co. (The)	2,200	45
Safeway, Inc.	1,400	27
SYSCO Corp.	2,700	67
Walgreen Co.	3,500	131
Wal-Mart Stores, Inc.	8,100	398
		939
Food Products (0.8%)
Archer-Daniels-Midland Co.	3,102	90
ConAgra Foods, Inc.	2,311	50
General Mills, Inc.	1,667	107
Heinz (H.J.) Co.	1,459	58
Kellogg Co.	1,193	59
Kraft Foods, Inc., Class A	6,348	167
Sara Lee Corp.	1,878	21
		552
Health Care Equipment & Supplies (1.3%)
Baxter International, Inc.	1,900	108
Becton Dickinson & Co.	800	56
Boston Scientific Corp. (a)	4,000	42
C.R. Bard, Inc.	500	39
Covidien plc	1,400	61
Gen-Probe, Inc. (a)	2,219	92
Intuitive Surgical, Inc. (a)	924	242
Medtronic, Inc.	3,300	122
St. Jude Medical, Inc. (a)	1,000	39
Stryker Corp.	900	41
Zimmer Holdings, Inc. (a)	800	43
		885
Health Care Providers & Services (0.8%)
Aetna, Inc.	1,300	36
Cardinal Health, Inc.	1,200	32
CareFusion Corp. (a)	700	15
CIGNA Corp.	1,000	28
Express Scripts, Inc. (a)	900	70
Health Care REIT, Inc. REIT	400	17
Humana, Inc. (a)	500	19
McKesson Corp.	900	53
Medco Health Solutions, Inc. (a)	1,600	88
UnitedHealth Group, Inc.	4,100	103
WellPoint, Inc. (a)	1,200	57
		518
Hotels, Restaurants & Leisure (1.9%)
Carnival Corp.	100	3
International Game Technology	100	2
Las Vegas Sands Corp. (a)	14,138	238
Marriott International, Inc., Class A	100	3
McDonald’s Corp.	300	17
Starbucks Corp. (a)	21,329	441

14	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Balanced Portfolio

	Shares	Value (000)
Hotels, Restaurants & Leisure (cont’d)
Wynn Resorts Ltd. (a)	8,046	$570
Yum! Brands, Inc.	200	7
		1,281
Household Durables (0.2%)
Black & Decker Corp.	100	5
D.R. Horton, Inc.	1,400	16
Fortune Brands, Inc.	600	26
Harman International Industries, Inc.	100	3
Leggett & Platt, Inc.	400	8
Lennar Corp., Class A	400	6
Newell Rubbermaid, Inc.	600	9
Pulte Homes, Inc.	792	9
Snap-On, Inc.	100	3
Stanley Works (The)	400	17
Whirlpool Corp.	400	28
		130
Household Products (1.3%)
Colgate-Palmolive Co.	1,792	137
Kimberly-Clark Corp.	1,800	106
Procter & Gamble Co. (The)	10,880	630
		873
Independent Power Producers & Energy Traders (0.0%)
AES Corp. (The) (a)	500	8
Constellation Energy Group, Inc.	100	3
		11
Industrial Conglomerates (1.1%)
3M Co.	2,500	184
General Electric Co.	33,600	552
Textron, Inc.	800	15
		751
Industrials (0.0%)
ProLogis REIT	1,600	19

Information Technology Services (1.5%)
Mastercard, Inc., Class A	2,312	467
Paychex, Inc.	300	9
Redecard S.A.	25,911	401
Total System Services, Inc.	271	4
Visa, Inc., Class A	2,389	165
		1,046
Insurance (1.3%)
Aflac, Inc.	560	24
Allstate Corp. (The)	640	20
AON Corp.	200	8
Berkshire Hathaway, Inc., Class B (a)	103	342
Chubb Corp.	400	20
Genworth Financial, Inc., Class A	900	11
Hartford Financial Services Group, Inc.	400	11
Lincoln National Corp.	559	14
Loews Corp.	8,073	276
Marsh & McLennan Cos., Inc.	640	16
MetLife, Inc.	890	34
Principal Financial Group, Inc.	470	13
Progressive Corp. (The) (a)	440	7
Prudential Financial, Inc.	500	25
Travelers Cos., Inc. (The)	698	34
Unum Group	400	9
XL Capital Ltd., Class A	400	7
		871
Internet & Catalog Retail (1.6%)
Amazon.com, Inc. (a)	12,023	1,122

Internet Software & Services (3.5%)
Baidu, Inc. ADR (a)	1,055	413
eBay, Inc. (a)	12,475	294
Google, Inc., Class A (a)	2,259	1,120
Tencent Holdings Ltd.	36,000	586
		2,413
Leisure Equipment & Products (0.1%)
Eastman Kodak Co.	700	3
Hasbro, Inc.	600	17
Mattel, Inc.	1,500	28
		48
Life Science Tools & Services (0.8%)
Illumina, Inc. (a)	10,738	456
Thermo Fisher Scientific, Inc. (a)	1,800	79
		535
Machinery (0.9%)
Caterpillar, Inc.	2,300	118
Cummins, Inc.	1,000	45
Danaher Corp.	900	61
Deere & Co.	1,500	64
Eaton Corp.	900	51
Illinois Tool Works, Inc.	1,900	81
Ingersoll-Rand plc	1,600	49
PACCAR, Inc.	1,655	63
Parker Hannifin Corp.	950	49
		581
Media (1.0%)
CBS Corp., Class B	2,000	24
Comcast Corp., Class A	6,400	108
DIRECTV Group, Inc. (The) (a)	2,000	55
McGraw-Hill Cos., Inc. (The)	5,295	133
News Corp., Class A	5,300	64
Omnicom Group, Inc.	700	26
Time Warner Cable, Inc.	660	28
Time Warner, Inc.	2,633	76
Viacom, Inc., Class B (a)	1,600	45
Walt Disney Co. (The)	5,500	151
		710
Multiline Retail (0.2%)
Sears Holdings Corp. (a)	2,193	143

The accompanying notes are an integral part of the financial statements.	15

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Balanced Portfolio

	Shares	Value (000)
Multi-Utilities (0.1%)
Ameren Corp.	200	$5
Consolidated Edison, Inc.	200	8
Dominion Resources, Inc.	700	24
PG&E Corp.	200	8
Public Service Enterprise Group, Inc.	500	16
Sempra Energy	200	10
		71
Office Electronics (0.0%)
Xerox Corp.	2,500	19

Oil, Gas & Consumable Fuels (5.3%)
Anadarko Petroleum Corp.	1,600	100
Apache Corp.	1,200	110
Chesapeake Energy Corp.	2,100	60
Chevron Corp.	6,900	486
ConocoPhillips	4,900	221
Devon Energy Corp.	1,400	94
EOG Resources, Inc.	800	67
Exxon Mobil Corp.	12,500	858
Hess Corp.	1,000	54
Marathon Oil Corp.	2,500	80
Murphy Oil Corp.	700	40
Noble Energy, Inc.	600	40
Occidental Petroleum Corp.	2,900	227
Range Resources Corp.	4,810	237
Southwestern Energy Co. (a)	1,100	47
Spectra Energy Corp.	2,500	47
Ultra Petroleum Corp. (a)	15,001	734
Williams Cos., Inc. (The)	2,500	45
XTO Energy, Inc.	2,000	83
		3,630
Personal Products (0.1%)
Avon Products, Inc.	1,590	54

Pharmaceuticals (3.9%)
Abbott Laboratories	6,100	302
Allergan, Inc.	5,341	303
Bristol-Myers Squibb Co.	7,700	173
Eli Lilly & Co.	3,400	112
Forest Laboratories, Inc. (a)	1,400	41
Johnson & Johnson	10,500	639
Merck & Co., Inc.	8,200	259
Pfizer, Inc.	26,200	434
Schering-Plough Corp.	6,000	170
Wyeth	5,300	258
		2,691
Professional Services (0.3%)
Corporate Executive Board Co. (The)	4,831	120
Monster Worldwide, Inc. (a)	6,005	105
		225
Real Estate (0.1%)
Equity Residential REIT	1,000	30
Host Hotels & Resorts, Inc. REIT	2,100	25
		55
Real Estate Investment Trusts (REIT) (0.4%)
AvalonBay Communities, Inc. REIT	300	22
Boston Properties, Inc. REIT	500	33
HCP, Inc. REIT	1,000	29
Kimco Realty Corp. REIT	1,200	16
Public Storage REIT	400	30
Simon Property Group, Inc. REIT	1,000	69
Ventas, Inc. REIT	600	23
Vornado Realty Trust REIT	600	38
		260
Real Estate Management & Development (1.0%)
Brookfield Asset Management, Inc., Class A	29,372	667
CB Richard Ellis Group, Inc., Class A (a)	900	11
		678
Road & Rail (0.1%)
Burlington Northern Santa Fe Corp.	100	8
CSX Corp.	200	8
Norfolk Southern Corp.	200	9
Union Pacific Corp.	300	18
		43
Semiconductors & Semiconductor Equipment (1.2%)
Applied Materials, Inc.	5,663	76
Broadcom Corp., Class A (a)	2,130	65
Intel Corp.	25,450	498
MEMC Electronic Materials, Inc. (a)	900	15
Nvidia Corp. (a)	2,600	39
Texas Instruments, Inc.	6,378	151
		844
Software (0.8%)
Electronic Arts, Inc. (a)	200	4
Salesforce.com, Inc. (a)	6,586	375
VMware, Inc., Class A (a)	3,485	140
		519
Specialty Retail (0.0%)
Plum Creek Timber Co., Inc. REIT	600	18

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	1,500	49
NIKE, Inc., Class B	1,700	110
Polo Ralph Lauren Corp.	100	8
VF Corp.	400	29
		196
Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	1,600	21

16	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Balanced Portfolio

	Shares	Value (000)
Tobacco (0.9%)
Altria Group, Inc.	8,930	$159
Philip Morris International, Inc.	8,930	435
Reynolds American, Inc.	1,000	45
		639
Transportation Infrastructure (0.3%)
China Merchants Holdings (International) Co., Ltd.	64,000	212

Wireless Telecommunication Services (0.5%)
America Movil S.A.B. de C.V., Class L ADR	6,257	274
American Tower Corp., Class A (a)	500	18
Sprint Nextel Corp. (a)	3,200	13
		305
Total Common Stocks (Cost $44,016)		38,370
Investment Company (0.0%)
iShares MSCI EMU Index Fund (Cost $9)	200	8
Short-Term Investments (16.9%)
Securities held as Collateral on Loaned Securities (3.8%)
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p)	2,412,335	2,412

	Face Amount (000)
Repurchase Agreement (0.3%)

Deutsche Bank Securities, Inc., 0.06%, dated 9/30/09, due 10/1/09, repurchase price $216; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, Fixed Rate Mortgage, 3.75%, due 12/6/10; Federal Home Loan Banks, Fixed Rate Mortgages, 1.88% to 5.75%, due 2/18/11 to 1/27/14; Federal Home Loan Mortgage Corp., Adjustable Rate Mortgage, 0.41%, due 7/12/10; Federal Home Loan Mortgage Corp., Fixed Rate Mortgages, 2.00% to 5.92%, due 9/28/12 to 1/15/37; Federal National Mortgage Association, Fixed Rate Mortgages, 5.73% to 6.25%, due 5/15/29 to 1/22/37, valued at $220.

	$216	216
		2,628

	Shares
Investment Company (10.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p)	6,879,855	6,880

	Face Amount (000)
U.S. Treasury Securities (3.1%)
U.S. Treasury Bills,	$1,000	1,000
0.02%, 10/15/09 (c)(r)
0.04%, 11/12/09 (j)(r)	80	80
0.07%, 12/17/09 (r)	1,000	999
		2,079
Total Short-Term Investments (Cost $11,587)		11,587
Total Investments (107.4%) (Cost $78,522) — including $5,041 of Securities Loaned		73,545
Liabilities in Excess of Other Assets (-7.4%)		(5,039)
Net Assets (100%)		$68,506

(a)	Non-income producing security.
(c)	All or a portion of security on loan at September 30, 2009.
(d)

At September 30, 2009, the Portfolio held less than $500 of a fair valued security, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees.

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2009.
@	Face Amount/Value is less than $500.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
CAD	31	$28	10/15/09	USD	28	$28	$— @
EUR	693	1,014	10/15/09	USD	1,013	1,013	(1)
GBP	93	148	10/15/09	USD	154	154	6
JPY	123,678	1,378	10/15/09	USD	1,371	1,371	(7)
NOK	4,001	692	10/15/09	USD	685	685	(7)
SEK	3,245	466	10/15/09	USD	463	463	(3)
USD	1,316	1,316	10/15/09	AUD	1,533	1,351	35
USD	934	934	10/15/09	CHF	967	933	(1)
USD	1,354	1,354	10/15/09	JPY	123,669	1,378	24
USD	677	677	10/15/09	NOK	4,003	693	16
USD	460	460	10/15/09	SEK	3,220	462	2
		$8,467				$8,531	$64

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
SEK	—	Swedish Krona
USD	—	United States Dollar

The accompanying notes are an integral part of the financial statements.	17

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Balanced Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) 000)
Long:
90 Day
EuroDollar	3	$734	Mar-11	$2
90 Day
EuroDollar	3	732	Jun-11	1
90 Day
EuroDollar	3	730	Sep-11	1
90 Day
EuroDollar	3	727	Dec-11	1
FTSE 100 Index	2	163	Dec-09	— @
S&P 500
Emini
(U.S. Dollar)	86	4,527	Dec-09	33
U.S. Treasury
2 yr. Note	11	2,387	Dec-09	12
U.S. Treasury
5 yr. Note	13	1,509	Dec-09	20
Short:
U.S. Treasury
10 yr. Note	14	1,657	Dec-09	(11)
U.S. Treasury
30 yr. Bond	12	1,456	Dec-09	(35)
				$24

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	3 Month LIBOR	Pay	4.64%	5/27/19	$415	$4
	3 Month LIBOR	Receive	4.04	5/27/39	95	(3)
Deutsche Bank
	3 Month LIBOR	Pay	4.40	10/1/16	4,905	(2)
	3 Month LIBOR	Receive	4.41	10/3/18	2,639	3
UBS
	3 Month LIBOR	Pay	4.66	5/27/19	1,211	11
	3 Month LIBOR	Receive	4.04	5/27/39	280	(9)
						$4

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank
	$486	3 Month LIBOR	Receive	11/15/20	$15

LIBOR — London Interbank Offered Rate

18	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Balanced Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$920	$—	$—	$920
Air Freight & Logistics	665	—	—	665
Airlines	4	—	—	4
Auto Components	76	—	—	76
Automobiles	85	—	—	85
Beverages	696	—	—	696
Biotechnology	634	—	—	634
Capital Markets	638	—	—	638
Chemicals	783	—	—	783
Commercial Banks	621	—	—	621
Communications Equipment	1,434	—	—	1,434
Computer Services Software & Systems	238	—	—	238
Computers & Peripherals	2,296	—	—	2,296
Construction & Engineering	31	—	—	31
Construction Materials	445	—	—	445
Consumer Finance	531	—	—	531
Distributors	508	—	—	508
Diversified Financial Services	2,045	—	—	2,045
Diversified Telecommunication Services	350	—	—	350
Electric Utilities	150	—	—	150
Electrical Equipment	238	—	—	238
Electronic Equipment, Instruments & Components	95	—	—	95
Energy Equipment & Services	979	—	—	979
Food & Staples Retailing	939	—	—	939
Food Products	552	—	—	552
Health Care Equipment & Supplies	885	—	—	885
Health Care Providers & Services	518	—	—	518
Hotels, Restaurants & Leisure	1,281	—	—	1,281
Household Durables	130	—	—	130
Household Products	873	—	—	873
Independent Power Producers & Energy Traders	11	—	—	11
Industrial Conglomerates	751	—	—	751
Industrials	19	—	—	19
Information Technology Services	1,046	—	—	1,046
Insurance	871	—	—	871
Internet & Catalog Retail	1,122	—	—	1,122
Internet Software & Services	2,413	—	—	2,413
Leisure Equipment & Products	48	—	—	48
Life Sciences Tools & Services	535	—	—	535
Machinery	581	—	—	581
Media	710	—	—	710
Multiline Retail	143	—	—	143
Multi-Utilities	71	—	—	71
Office Electronics	19	—	—	19
Oil, Gas & Consumable Fuels	3,630	—	—	3,630
Personal Products	54	—	—	54
Pharmaceuticals	2,691	—	—	2,691
Professional Services	225	—	—	225
Real Estate	55	—	—	55
Real Estate Investment Trusts (REIT)	260	—	—	260
Real Estate Management & Development	678	—	—	678
Road & Rail	43	—	—	43
Semiconductors & Semiconductor Equipment	844	—	—	844
Software	519	—	—	519
Specialty Retail	18	—	—	18
Textiles, Apparel & Luxury Goods	196	—	—	196
Thrifts & Mortgage Finance	21	—	—	21
Tobacco	639	—	—	639
Transportation Infrastructure	212	—	—	212
Wireless Telecommunication Services	305	—	—	305
Total Common Stocks	38,370	—	—	38,370

The accompanying notes are an integral part of the financial statements.	19

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Balanced Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$8,072	$—		$8,072
Asset Backed Securities	—	237	—		237
Finance	—	2,412	—		2,412
Industrials	—	3,686	—		3,686
Mortgages — Other	—	—	—	@	—	@
Municipal Bonds	—	110	—		110
Sovereign	—	147	—		147
U.S. Agency Securities	—	1,019	—		1,019
U.S. Treasury Securities	—	6,872	—		6,872
Utilities	—	1,025	—		1,025
Total Fixed Income Securities	—	23,580	—	@	23,580
Foreign Currency Exchange Contracts	—	83	—		83
Futures Contracts	70	—	—		70
Interest Rate Swap Agreements	—	18	—		18
Investment Company	8	—	—		8
Short-Term Investments
Investment Company	9,292	—	—		9,292
Repurchase Agreement	—	216	—		216
U.S. Treasury Securities	—	2,079	—		2,079
Total Short-Term Investments	9,292	2,295	—		11,587
Zero Coupon Swap Agreements	—	15	—		15
Total Assets	47,740	25,991	—	@	73,731

Liabilities:
Foreign Currency Exchange Contracts	—	19	—		19
Futures Contracts	46	—	—		46
Interest Rate Swap Agreements	—	14	—		14
Total Liabilities	46	33	—		79

Total	$47,694	$25,958	$—	@	$73,652

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Fixed Income Securities (000)
Balance as of 9/30/08	$409
Accrued discounts/premiums	(5)
Realized gain (loss)	(2,064)
Change in unrealized appreciation (depreciation)	1,975
Net purchases (sales)	(135)
Net transfers in and/or out of Level 3	(180)
Balance as of 9/30/09	$— @
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/09.	$— @

20	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio seeks long-term capital growth. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and non-U.S. mid cap companies. The Portfolio selects issuers from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion. The Portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2009, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 12.38%, net of fees. The Portfolio’s Class I outperformed against its benchmark the Russell Midcap® Growth Index (the “Index”) which returned -0.40%.

Factors Affecting Performance

•                  In 2009, we saw a large rebound in performance compared to last year. In 2008 and the early months of 2009, market volatility was far greater than fundamental business volatility, with fear driving investment decisions. However, in the rally that began in March, we believe the market has continued to differentiate on fundamentals, and our higher quality names have benefited.

•                  The Index re-categorized many of the names we held into new sectors in August 2009. While we made very few changes to the positions we held, this re-categorization caused the Portfolio’s sector allocations relative to the Index’s to appear quite different from the Portfolio’s historical relative weightings.

•                  Stock selection in technology outperformed the Index although an underweight there detracted from relative performance. Within the sector, computer services software and systems was the leading industry contributor to relative performance.

•                  Stock selection in the consumer discretionary sector was also additive to relative performance, driven by exposure to the leisure time industry. However, negative results from an overweight in the sector slightly offset those relative gains.

•                  Relative performance was further bolstered by stock selection in the producer durables sector, chiefly from the Portfolio’s exposure to the commercial services industry.

•                  Conversely, while an overweight position in financial services helped relative performance, the positive influence was offset by certain stock selection in the sector. The Portfolio’s diversified financial services position was particularly detrimental to performance.

•                  Both stock selection and an underweight in materials and processing detracted from relative results, especially within the building materials industry.

•                  Finally, stock selection in health care detracted from relative performance, although an underweight in the sector was modestly beneficial. Within the sector, medical and dental instruments and supplies dampened performance.

Management Strategies

•                  During the period, we added to technology while trimming energy holdings in the Portfolio.

•                  In our view, the market seems to be stabilizing but there is little visibility. We remain optimistic and focused on company fundamentals rather than macro forecasting. We will continue to focus on quality, the nature and sustainability of competitive advantage and balance sheet strength.

21

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Mid Cap Growth Portfolio

*      Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	12.38%	8.00%	3.54%	12.64%
Russell Midcap® Growth Index	–0.40	3.75	2.18	8.85
Lipper Mid-Cap Growth Funds Index	–0.38	4.89	1.91	8.71

Portfolio — Class P(5)	12.04	7.72	3.28	8.92
Russell Midcap® Growth Index	–0.40	3.75	2.18	5.03
Lipper Mid-Cap Growth Funds Index	–0.38	4.89	1.91	4.45

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mid-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on March 30, 1990.
(5)	Commenced operations on January 31, 1997.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Technology	21.8%
Consumer Discretionary	21.3
Producer Durables	12.6
Financial Services	11.5
Health Care	10.7
Energy	7.4
Materials & Processing	5.6
Other*	2.2
Short-Term Investment	6.9
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

22

2009 Annual Report

September 30, 2009

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (91.6%)
Consumer Discretionary (21.3%)
Abercrombie & Fitch Co., Class A	1,163,180	$38,245
Ctrip.com International Ltd. ADR (a)	1,964,895	115,516
Discovery Communications, Inc., Class C (a)	1,421,545	37,003
Gafisa S.A. ADR	1,569,287	47,644
Las Vegas Sands Corp. (a)	2,851,207	48,014
NetFlix, Inc. (a)	511,204	23,602
New Oriental Education & Technology Group ADR (a)	771,840	62,095
NVR, Inc. (a)	79,924	50,941
Priceline.com, Inc. (a)	658,356	109,169
Sears Holdings Corp. (a)	416,629	27,210
Starbucks Corp. (a)	2,643,664	54,592
Strayer Education, Inc.	181,071	39,416
Wynn Resorts Ltd. (a)	1,530,560	108,501
		761,948
Energy (7.4%)
PetroHawk Energy Corp. (a)	1,112,532	26,934
Range Resources Corp.	1,963,672	96,927
Ultra Petroleum Corp. (a)	2,856,487	139,854
		263,715
Financial Services (11.5%)
Brookfield Asset Management, Inc., Class A	1,783,881	40,512
Calamos Asset Management, Inc., Class A	1,147,705	14,989
Greenhill & Co., Inc.	596,561	53,440
IntercontinentalExchange, Inc. (a)	541,962	52,673
Leucadia National Corp. (a)	3,242,533	80,155
Moody’s Corp.	879,919	18,003
Morningstar, Inc. (a)	1,355,025	65,800
MSCI, Inc., Class A (a)	320,288	9,487
Redecard S.A.	4,831,729	74,702
		409,761
Health Care (10.3%)
Allergan, Inc.	748,587	42,490
Gen-Probe, Inc. (a)	1,278,497	52,981
Illumina, Inc. (a)	2,818,920	119,804
Intuitive Surgical, Inc. (a)	174,589	45,786
Mindray Medical International Ltd. ADR	1,035,442	33,797
Techne Corp.	1,133,534	70,902
		365,760
Materials & Processing (5.6%)
Intrepid Potash, Inc. (a)	1,558,728	36,771
Martin Marietta Materials, Inc.	851,974	78,441
Mohawk Industries, Inc. (a)	447,342	21,334
Rockwood Holdings, Inc. (a)	1,972,454	40,573
Texas Industries, Inc.	533,241	22,391
		199,510
Producer Durables (12.6%)
Aecom Technology Corp. (a)	1,159,768	31,476
C.H. Robinson Worldwide, Inc.	1,128,177	65,152
Corporate Executive Board Co. (The)	1,206,036	30,030
Covanta Holding Corp. (a)	1,900,068	32,301
Expeditors International of Washington, Inc.	2,340,505	82,269
Li & Fung Ltd.	30,549,900	123,184
Monster Worldwide, Inc. (a)	1,703,138	29,771
Nalco Holding Co.	2,770,299	56,764
		450,947
Technology (21.8%)
Akamai Technologies, Inc. (a)	2,725,206	53,632
Alibaba.com Ltd.	30,188,500	70,115
Autodesk, Inc. (a)	1,944,548	46,280
Baidu, Inc. ADR (a)	339,294	132,681
BYD Co. Ltd., Class H (a)	6,375,300	52,524
Equinix, Inc. (a)	438,728	40,363
IHS, Inc., Class A (a)	949,591	48,553
Millicom International Cellular S.A. (a)	337,778	24,570
Palm, Inc. (a)	4,226,971	73,676
Rovi Corp. (a)	712,543	23,941
Salesforce.com, Inc. (a)	1,701,037	96,840
Tencent Holdings Ltd.	2,767,400	45,028
Teradata Corp. (a)	2,600,651	71,570
		779,773
Utilities (1.1%)
NII Holdings, Inc. (a)	1,253,748	37,587
Total Common Stocks (Cost $3,229,941)		3,269,001

Preferred Stock (0.4%)
Health Care (0.4%)
Ironwood Pharmaceuticals, Inc. (Convertible) (a)(d)(l) (Cost $15,974)	1,331,207	15,974

Investment Company (1.1%)
Groupe Aeroplan, Inc. (Cost $53,524)	4,185,835	38,705

Short-Term Investment (6.9%)
Investment Company (6.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p) (Cost $248,144)	248,143,815	248,144
Total Investments (100.0%) (Cost $3,547,583)		3,571,824
Other Assets in Excess of Liabilities (0.0%)		1,287
Net Assets (100%)		$3,573,111

(a)                                 Non-income producing security.

(d)                                 At September 30, 2009, the Portfolio held approximately $15,974,000 of a fair valued security, representing 0.4% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees.

The accompanying notes are an integral part of the financial statements.	23

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Mid Cap Growth Portfolio

(l)                                     Security has been deemed illiquid at September 30, 2009.

(p)                                 See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

ADR                     American Depositary Receipt

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
HKD	27,309	$3,523	10/2/09	USD	3,523	$3,523	$—	@
HKD	5,951	768	10/2/09	USD	768	768	—	@
HKD	17,916	2,312	10/5/09	USD	2,312	2,312	—	@
		$6,603				$6,603	$—	@

HKD	—	Hong Kong Dollar
USD	—	United States Dollar
@	Value is less than $500.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Consumer Discretionary	$761,948	$—		$—	$761,948
Energy	263,715	—		—	263,715
Financial Services	409,761	—		—	409,761
Health Care	365,760	—		—	365,760
Materials & Processing	199,510	—		—	199,510
Producer Durables	450,947	—		—	450,947
Technology	779,773	—		—	779,773
Utilities	37,587	—		—	37,587
Total Common Stocks	3,269,001	—		—	3,269,001
Investment Company	38,705	—		—	38,705
Preferred Stock
Health Care	—	—		15,974	15,974
Short-Term Investment
Investment Company	248,144	—		—	248,144
Total Assets	3,555,850	—		15,974	3,571,824

Liabilities:
Foreign Currency Exchange Contracts	—	—	@	—	—	@
Total Liabilities	—	—	@	—	—	@

Total	$3,555,850	$—	@	$15,974	$3,571,824

24	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Mid Cap Growth Portfolio

Fair Value Measurement Information: (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Preferred Stock (000)
Balance as of 9/30/08	$15,974
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—
Balance as of 9/30/09	$15,974
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/09.	$—

The accompanying notes are an integral part of the financial statements.	25

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

U.S. Mid Cap Value Portfolio

The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap® Value Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2009, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -1.65%, net of fees. The Portfolio’s Class I outperformed against its benchmark the Russell Midcap® Value Index (the “Index”) which returned -7.12%.

Factors Affecting Performance

•                  In the 12 months ended September 30, 2009, the stock market continued to fall amid the intensifying financial crisis and weakening economy until improvements on a number of fronts drove a sizeable rally. The financial system appeared to regain its footing, aided by widespread deleveraging and large capital raisings by some banks. Furthermore, low interest rates, liquidity injections, and other policy measures enacted by the Federal Reserve and Treasury helped stabilize the credit markets. Although corporate earnings expectations were low, earnings reports were generally better than expected for the first and second quarters. The period also saw an uptick in merger and acquisition activity and initial public offerings. Finally, the rate of decline in some economic indicators slowed, bolstering hopes that the worst had past. While conditions were becoming “less bad,” the economy and market still faced many vulnerabilities, most notably unemployment rates continuing to hover near 10%.

•                  Relative performance was driven by the financials sector where both stock selection and an underweight allocation were additive. Within the sector, the Portfolio’s avoidance of regional banks, which were among the hardest hit by the credit crisis, and emphasis on less credit-sensitive banks and insurance (primarily property and casualty) companies served the Portfolio well.

•                  In the technology sector, stock selection and an overweight position contributed positively to relative returns. The Portfolio held a software services company which announced in the third quarter that it would be acquired at a sizeable premium and the stock rallied strongly on the news.

•                  Stock selection in the industrials sector also boosted relative gains, as holdings in an aerospace and defense company and a manufacturer of pumps and water filtration systems performed well.

•                  However, stock selection in the health care sector was disadvantageous to relative performance. A health care services stock underperformed as reduced Medicare spending hurt both the hospital and rehabilitation services segments of its business. Declining demand for assisted living facilities also dampened the stock as affordability became an issue for retirees in the recession. Changes in Medicare spending also caused a hospital stock to underperform, particularly in 2008. Although in 2009 the hospital stock saw improved performance, it was not enough to offset weakness in 2008.

•                  The consumer staples sector hampered relative performance due to stock selection and a slight underweight allocation. A holding in a cosmetics and skin care company lagged amid sluggish consumer demand, especially overseas where the company generates the bulk of its sales.

Management Strategies

•                  Notable portfolio shifts during the period included a reduction in technology and marginal increases in financials and materials weightings. The changes in sector weights reflect where our bottom-up investment process and sell discipline identify buying and selling opportunities at the individual stock level

•                  In our view, the recent equity market bounce off the bottom has in many ways been similar to other cyclical bounces — mostly everything appreciated and many of the names that had sold off the most, in turn rebounded the most. We believe that going forward, the equity market will become more of a stock pickers’ market. In other words, whereas

26

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

U.S. Mid Cap Value Portfolio

recently one might have been rewarded for just the appearance of value, we believe that going forward managers will be more likely to be rewarded for uncovering value with improving/good fundamentals. We think the stock market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are optimistic about what we believe will be this next phase in the market.

•                  The past six months in particular have been an extremely challenging environment for investors. In addition to the great swings in valuation, we have had, and continue to have, the prospect of relatively significant changes in both the financial and political landscapes. This keeps us vigilant and provides us with opportunities to add value. Throughout all of this, we focus on one constant — the investment philosophy underlying our stock selection process. We continue to seek out-of-favor and undervalued companies that are experiencing a change or catalyst that we believe could have a positive impact on the company’s outlook and stock valuation. Such catalysts could be fundamental in nature (e.g., revenues reaccelerating, returns improving) and may take the form of growth or consolidation within an industry/sector, or a management change — or some combination of these elements. This process is designed to try to tilt risk/reward scales in our favor.

*                 Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Russell Midcap® Value Index(1) and the Lipper Mid-Cap Value Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I(4)	–1.65%	6.67%	5.85%	12.46%
Russell Midcap® Value Index	–7.12	3.53	7.43	10.76
Lipper Mid-Cap Value Funds Index	–1.48	3.06	6.86	8.83

Portfolio — Investment Class(5)	–1.76	6.53	5.70	9.91
Russell Midcap® Value Index	–7.12	3.53	7.43	8.94
Lipper Mid-Cap Value Funds Index	–1.48	3.06	6.86	7.22

Portfolio — Class P(6)	–2.28	6.32	5.55	5.59
Russell Midcap® Value Index	–7.12	3.53	7.43	5.97
Lipper Mid-Cap Value Funds Index	–1.48	3.06	6.86	5.95

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index

27

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

U.S. Mid Cap Value Portfolio

companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Value Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mid-Cap Value Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on December 30, 1994.
(5)	Commenced operations on May 10, 1996.
(6)	Commenced operations on July 17, 1998.
(7)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Financials	21.4%
Information Technology	14.9
Industrials	12.6
Consumer Discretionary	10.6
Health Care	9.7
Energy	6.7
Utilities	6.1
Consumer Staples	5.9
Materials	5.6
Short-Term Investment	6.5
Total Investments	100.0%

28

2009 Annual Report

September 30, 2009

Portfolio of Investments

U.S. Mid Cap Value Portfolio

	Shares	Value (000)
Common Stocks (94.2%)
Consumer Discretionary (10.6%)
Autoliv, Inc.	120,100	$4,035
Harley-Davidson, Inc.	147,714	3,398
Newell Rubbermaid, Inc.	134,010	2,103
O’Reilly Automotive, Inc. (a)	30,000	1,084
Snap-On, Inc.	99,200	3,448
		14,068
Consumer Staples (5.9%)
ConAgra Foods, Inc.	138,550	3,004
Estee Lauder Cos., Inc., Class A	51,430	1,907
SYSCO Corp.	117,800	2,927
		7,838
Energy (6.8%)
Denbury Resources, Inc. (a)	30,200	457
El Paso Corp.	317,730	3,279
EOG Resources, Inc.	17,200	1,437
Hess Corp.	17,720	947
Smith International, Inc.	100,000	2,870
		8,990
Financials (21.6%)
ACE Ltd. (a)	75,147	4,017
Aspen Insurance Holdings Ltd.	82,951	2,196
BB&T Corp.	71,900	1,958
Charles Schwab Corp. (The)	153,400	2,938
Comerica, Inc.	62,800	1,863
Invesco Ltd.	57,780	1,315
Marsh & McLennan Cos., Inc.	142,568	3,526
Northern Trust Corp.	62,776	3,651
Simon Property Group, Inc. REIT	10,062	699
Washington Federal, Inc.	76,500	1,290
Weingarten Realty Investors REIT	48,500	966
Willis Group Holdings Ltd.	148,100	4,179
		28,598
Health Care (9.8%)
Beckman Coulter, Inc.	74,080	5,107
Brookdale Senior Living, Inc.	225,200	4,083
Healthsouth Corp. (a)	239,768	3,750
		12,940
Industrials (12.7%)
Avery Dennison Corp.	131,100	4,721
Goodrich Corp.	80,930	4,398
Pentair, Inc.	177,520	5,240
Robert Half International, Inc.	98,400	2,462
		16,821
Information Technology (15.0%)
Agilent Technologies, Inc. (a)	94,200	2,622
Diebold, Inc.	127,700	4,205
Fidelity National Information Services, Inc.	138,700	3,538
Flextronics International Ltd. (a)	426,587	3,182
Teradata Corp. (a)	79,600	2,191
Zebra Technologies Corp., Class A (a)	160,292	4,156
		19,894
Materials (5.6%)
PPG Industries, Inc.	12,500	728
Sonoco Products Co.	94,600	2,605
Valspar Corp.	150,110	4,129
		7,462
Utilities (6.2%)
Edison International	89,200	2,995
Great Plains Energy, Inc.	78,000	1,400
Wisconsin Energy Corp.	82,940	3,747
		8,142
Total Common Stocks (Cost $128,896)		124,753
Short-Term Investment (6.6%)
Investment Company (6.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p) (Cost $8,706)	8,705,879	8,706
Total Investments (100.8%) (Cost $137,602)		133,459
Liabilities in Excess of Other Assets (-0.8%)		(1,118)
Net Assets (100%)		$132,341

(a)                                  Non-income producing security.

(p)                                 See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

REIT                     Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.	29

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

U.S. Mid Cap Value Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Consumer Discretionary	$14,068	$—	$—	$14,068
Consumer Staples	7,838	—	—	7,838
Energy	8,990	—	—	8,990
Financials	28,598	—	—	28,598
Health Care	12,940	—	—	12,940
Industrials	16,821	—	—	16,821
Information Technology	19,894	—	—	19,894
Materials	7,462	—	—	7,462
Utilities	8,142	—	—	8,142
Total Common Stocks	124,753	—	—	124,753
Short-Term Investment
Investment Company	8,706	—	—	8,706
Total Assets	133,459	—	—	133,459

Total	$133,459	$—	$—	$133,459

30	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of small capitalization companies traded on a U.S. securities exchange. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2009, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 1.09%, net of fees. The Portfolio’s Class I outperformed against its benchmark, the Russell 2000® Value Index (the “Index”), which returned -12.61%.

Factors Affecting Performance

•      The broad market had two distinct phases of performance in the 12-month period. The first phase was a down market as the financial system came under severe stress and the subsequent credit crisis strengthened the recession’s grip on the economy. The second phase began in early March as a few positive developments helped the market rebound from oversold conditions. Consumer confidence improved, the Conference Board’s index of leading economic indicators rose for five consecutive months (as of its August 2009 reading), and credit markets began to stabilize. Estimated second quarter gross domestic product growth was less negative than anticipated, and was later revised upward. Corporate earnings exceeded expectations in the second quarter, and are expected to be even better in the third quarter. Investors were also buoyed by an uptick in merger and acquisition activity and initial public offerings.

•      However, unemployment remains high, and the housing market and financial sector still have many challenges to overcome. Inflation fears also persisted amid an ongoing debate about whether policy makers would be able, or willing, to raise interest rates in the future in the interest of preventing inflation. Nevertheless, investors seemed to place more emphasis on the positive news than the negative news, which sustained the market’s upward momentum through the end of the period.

•      Sector performance varied widely in the period. Technology was the only sector with a positive return, followed by the modestly declining materials and processing and consumer staples sectors. The technology sector benefited from capturing less downside as the market fell and participating strongly when the market rallied. Merger and acquisition activity and the sector’s perceived leverage to a recovering economy helped lift the sector. Rising commodity prices for some raw materials helped propel the materials and processing sector, while consumer staples’ defensiveness was attractive to investors as the economy continued to deteriorate.

•      The weakest sectors were energy, financial services, and producer durables, each with double-digit declines. Energy stocks fell as oil prices dropped from their July 2008 highs. Within the financial services sector, bankruptcies continued at small banks. Unlike their large-cap counterparts, small banks were not considered “too big to fail.” The real estate industry also continued to struggle. The producer durables sector, which includes manufacturing and machinery industries, suffered from reduced demand in the weak economic environment.

•      Positive contributors to the Portfolio’s relative performance were stock selection and an underweight in the financial services sector. In particular, the Portfolio benefited from an underweight in banks, as well as strong performance from insurance, specialty finance, and timber real estate holdings.

•      Stock selection in producer durables was also advantageous, bolstered by aerospace and business services holdings. In consumer staples, the Fund held only two stocks, a vitamin manufacturer and a food ingredients processor, and both performed well for company-specific reasons. Health care stocks within the health care information technology and health care services industries also drove relative gains, as did select holdings in the consumer discretionary sector, including specialty retailers and restaurants.

•      Detractors from relative performance included stock selection in the technology sector. The Portfolio’s tilt toward industries such as software and services was unfavorable during the review period, when technology stocks with greater economic sensitivity

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

U.S. Small Cap Value Portfolio

such as semiconductors and hardware were the better performers.

•      The materials and processing sector also hampered relative results. Within the sector, the Portfolio’s chemical companies hurt performance, as did underexposure to the pure commodity-focused companies (such as metals and mining, precious metals, and others), many of which benefited from rising commodity prices during the period.

•      Given that the consumer staples sector outperformed the Index during the period, the Portfolio’s underweight there was a drag on relative performance.

Management Strategies

•      During the period, the Portfolio’s producer durables weighting fell slightly as we reassessed the risk-reward balance of some of the pure-play industrial companies in light of slowing economic conditions and their high fixed costs. The financial services weighting slightly increased from 12 months ago as we found individual opportunities across a variety of industries. Nonetheless, the Portfolio remained significantly underweight in the sector, particularly in banks and real estate investment trusts (although insurance remained overweighted).

•      At the end of the period, consumer discretionary was also underweighted relative to the Index. Although the Portfolio had been overweight in the sector for some time, the Index recently shifted the business services industry from the consumer discretionary sector into the producer durables sector. This reclassification caused the Portfolio to now appear underweight relative to the Index weight in consumer discretionary. The energy and utilities sectors also represented slight underweights at period end.

•      The largest relative overweights continued to be in health care and technology. Producer durables now represents an overweight as well, largely due to the aforementioned reclassification of the business services industry by the Index.

*      Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 2000® Value Index(1) and the Lipper Small-Cap Value Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	1.09%	7.10%	7.32%	10.56%
Russell 2000® Value Index	–12.61	1.78	8.05	9.68
Lipper Small-Cap Value Funds Index	–4.42	3.02	8.72	—

Portfolio — Class P(5)	0.81	6.82	7.04	7.30
Russell 2000® Value Index	–12.61	1.78	8.05	7.39
Lipper Small-Cap Value Funds Index	–4.42	3.02	8.72	8.16

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

U.S. Small Cap Value Portfolio

The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Small-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Value Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Small-Cap Value Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on July 1, 1986.
(5)	Commenced operations on January 22, 1999.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Financial Services	23.1%
Producer Durables	19.6
Technology	13.8
Health Care	12.4
Consumer Discretionary	8.4
Materials & Processing	8.2
Other*	9.9
Short-Term Investment	4.6
Total Investments	100.0%

*      Industries and/or investment types representing less than 5% of total investments.

2009 Annual Report

September 30, 2009

Portfolio of Investments

U.S. Small Cap Value Portfolio

	Shares	Value (000)
Common Stocks (94.9%)
Consumer Discretionary (8.3%)
AFC Enterprises, Inc. (a)	506,400	$4,264
Arbitron, Inc.	245,900	5,105
Central Garden & Pet Co. (a)	466,164	5,478
Central Garden & Pet Co., Class A (a)	299,931	3,278
Denny’s Corp. (a)	2,610,580	6,944
Dolan Media Co. (a)	520,822	6,245
Maidenform Brands, Inc. (a)	393,719	6,323
Polaris Industries, Inc.	121,600	4,959
Snap-On, Inc.	140,400	4,880
Stage Stores, Inc.	435,595	5,645
		53,121
Consumer Staples (4.4%)
Corn Products International, Inc.	493,000	14,060
NBTY, Inc. (a)	362,300	14,340
		28,400
Energy (2.0%)
Exterran Holdings, Inc. (a)	248,155	5,891
Superior Energy Services, Inc. (a)	298,130	6,714
		12,605
Financial Services (23.0%)
AerCap Holdings N.V. (a)	1,700,480	15,423
Amtrust Financial Services, Inc.	552,584	6,305
Argo Group International Holdings Ltd. (a)	339,000	11,418
Broadridge Financial Solutions, Inc.	277,600	5,580
Conseco, Inc. (a)	2,226,132	11,709
Employers Holdings, Inc.	642,345	9,943
First Niagara Financial Group, Inc.	372,300	4,590
Forestar Group, Inc. (a)	501,700	8,619
Max Capital Group Ltd.	561,940	12,009
MB Financial, Inc.	316,587	6,639
Platinum Underwriters Holdings Ltd.	357,400	12,809
Potlatch Corp. REIT	335,927	9,557
ProAssurance Corp. (a)	288,918	15,079
Provident New York Bancorp	559,535	5,344
Reinsurance Group of America, Inc.	161,500	7,203
Validus Holdings Ltd.	179,600	4,634
		146,861
Health Care (12.4%)
Allscripts-Misys Healthcare Solutions, Inc.	295,200	5,984
Bio-Rad Laboratories, Inc., Class A (a)	117,834	10,826
HealthSouth Corp. (a)	1,191,822	18,640
Hill-Rom Holdings, Inc.	187,686	4,088
ICON plc ADR (a)	336,800	8,248
Perrigo Co.	441,883	15,020
PharMerica Corp. (a)	866,800	16,096
		78,902
Materials & Processing (8.2%)
Cytec Industries, Inc.	122,775	3,987
Pactiv Corp. (a)	284,500	7,411
Polypore International, Inc. (a)	569,984	7,359
Quanex Building Products Corp.	181,100	2,601
Rock-Tenn Co., Class A	197,900	9,323
Silgan Holdings, Inc.	125,400	6,612
Zep, Inc.	926,238	15,051
		52,344
Producer Durables (19.5%)
AAR Corp. (a)	903,628	19,826
Aecom Technology Corp. (a)	174,100	4,725
Brink’s Co. (The)	287,700	7,742
Brink’s Home Security Holdings, Inc. (a)	332,200	10,228
Forward Air Corp.	318,300	7,369
HEICO Corp., Class A	51,900	1,760
John Bean Technologies Corp.	246,700	4,483
MAXIMUS, Inc.	557,112	25,961
Moog, Inc., Class A (a)	292,800	8,638
Orion Marine Group, Inc. (a)	236,730	4,862
Spirit Aerosystems Holdings, Inc., Class A (a)	348,300	6,290
Stantec, Inc. (a)	308,506	7,744
UTI Worldwide, Inc.	487,100	7,053
Zebra Technologies Corp., Class A (a)	293,400	7,608
		124,289
Technology (13.7%)
Acxiom Corp. (a)	826,200	7,816
Adtran, Inc.	177,200	4,350
Avocent Corp. (a)	150,500	3,051
Checkpoint Systems, Inc. (a)	669,200	11,002
Epicor Software Corp. (a)	393,400	2,506
Gartner, Inc. (a)	424,600	7,757
Informatica Corp. (a)	325,800	7,356
Microsemi Corp. (a)	437,100	6,902
Ness Technologies, Inc. (a)	769,202	6,069
Rogers Corp. (a)	214,083	6,416
Syniverse Holdings, Inc. (a)	829,698	14,520
Tekelec (a)	602,500	9,899
		87,644
Utilities (3.4%)
ALLETE, Inc.	232,300	7,798
Avista Corp.	381,221	7,708
UGI Corp.	240,100	6,017
		21,523
Total Common Stocks (Cost $521,502)		605,689

34	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

U.S. Small Cap Value Portfolio

	Shares	Value (000)
Short-Term Investment (4.6%)
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p) (Cost $29,375)	29,375,044	$29,375
Total Investments (99.5%) (Cost $550,877)		635,064
Other Assets in Excess of Liabilities (0.5%)		3,289
Net Assets (100%)		$638,353

(a)	Non-income producing security.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Consumer Discretionary	$53,121	$—	$—	$53,121
Consumer Staples	28,400	—	—	28,400
Energy	12,605	—	—	12,605
Financial Services	146,861	—	—	146,861
Health Care	78,902	—	—	78,902
Materials & Processing	52,344	—	—	52,344
Producer Durables	124,289	—	—	124,289
Technology	87,644	—	—	87,644
Utilities	21,523	—	—	21,523
Total Common Stocks	605,689	—	—	605,689
Short-Term Investment
Investment Company	29,375	—	—	29,375
Total Assets	635,064	—	—	635,064

Total	$635,064	$—	$—	$635,064

The accompanying notes are an integral part of the financial statements.	35

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

Value Portfolio

The Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing, seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in equity securities of foreign issuers, including issuers located in emerging market or developing countries, and may also invest in securities of foreign companies that are listed in the United States on a national exchange. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Performance

For the fiscal year ended September 30, 2009, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 1.78%, net of fees. The Portfolio’s Class I outperformed against the Russell 1000® Value Index (the “Index”), which returned -10.62% and the S&P 500® Index, which returned -6.91%.

Factors Affecting Performance

•                  The broad stock market experienced a dramatic turnaround in the 12-month period ended September 30, 2009, although gains in the second half of the period did not fully offset losses in the first half. The broad market, as measured by the S&P 500® Index, was down 6.91% for the period as a whole.

•                  In late 2008, the financial crisis spilled into the broader economy, despite aggressive policy efforts by the federal government and Federal Reserve to contain the crisis. The stock market declined severely as investors fled all risky assets for the relative safety of Treasuries or cash. The early months of 2009 saw further volatility as the recession deepened.

•                  After a substantial decline in stock prices, equities began a large rally from depressed valuation levels in early March as the risk of a depression had been substantially reduced and the financial system strengthened. Corporate earnings exceeded analysts’ expectations in the second and third quarters, and a number of key economic data points appeared to stabilize. The Federal Reserve kept its interest rate near zero through the end of the third quarter and sounded more optimistic about the economy’s prospects, which bolstered investor confidence that the recession was near an end. However, unemployment rates remained high, serving as a persistent threat to the fragile recovery.

•                  While we have seen some improvements, we believe the economy still faces some real risks and challenges. Probably the greatest headwind is from reduced consumer spending. In recent years, the American consumer has been spending too much, in our view. In fact, for a brief time last August, the American consumer spent more than they made in income. Today, with the shock of the economic downturn and reduced stock portfolio and home value wealth, the consumer is spending less and saving more. Although it is not a certainty, we believe that this pattern of relatively more savings and relatively less spending is likely to continue. Paradoxically, higher savings and lower spending will be good for the nation over the long-term but are likely to dampen economic growth over the near-term.

•                  Positive contributors to the Portfolio’s performance included stock selection in the health care sector. Acquisitions of two drug companies benefited the performance of those stocks and lifted other pharmaceutical stocks held in the Portfolio as well. While we do not invest based on takeovers, our experience has been that investing in inexpensive stocks has led to a higher likelihood of investing in companies that are eventually acquired.

•                  An overweight in the technology sector also added to relative gains, with a number of stocks across various industries driving performance. We believe the technology companies held by the Portfolio demonstrate compelling businesses characteristics with their attractive operating margins, high return on capital, and conservative balance sheets with typically more cash than debt.

•                  In the consumer staples sector, the Portfolio held a leading food and beverage company that rallied after it became a potential acquisition target.

•                  An overweight position in consumer discretionary was also advantageous. Within the sector, media stocks helped performance. In our view, these media

36

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Value Portfolio

stocks are attractively valued and may benefit from an improvement in the advertising environment. In addition, the companies have improved capital allocation as they have made fewer acquisitions than they did years ago.

•                  Conversely, the financials sector was the chief detractor from relative performance. Unfavorable stock selection, primarily in large diversified banks, drove underperformance within the sector.

•                  The materials sector had a very modestly negative effect on performance, and the Portfolio’s industrials sector exposure had a neutral effect, as it performed in line with the Index’s sector.

Management Strategies

•                  We continue to position the Portfolio from the bottom up, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value.

•                  As a result of this approach, the Portfolio holds considerable overweights relative to the Index in the technology, consumer discretionary, and consumer staples sectors. We reduced the consumer staples weighting during the period as holdings appreciated toward fair value, selectively reallocating the proceeds into energy and industrials stocks that met our risk-reward criteria. The Portfolio continued to have a smaller exposure to telecommunication services stocks. How well these companies can offset declines in landline demand with growth in wireless service and whether wireless is still even a growth story remain key questions in our view. Finally, we continued to have no exposure to utilities stocks in the Portfolio.

*                 Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Value Index(1), the S&P 500® Index(2), and the Lipper Large-Cap Value Funds Index(3)

	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I(5)	1.78%	2.10%	5.12%	11.00%
Russell 1000® Value Index	–10.62	0.90	2.59	10.87
S&P 500® Index	–6.91	1.02	–0.15	10.32
Lipper Large-Cap Value Funds Index	–6.10	0.99	1.17	9.78

Portfolio — Class P(6)	1.43	1.83	4.84	6.35
Russell 1000® Value Index	–10.62	0.90	2.59	6.98
S&P 500® Index	–6.91	1.02	–0.15	5.78
Lipper Large-Cap Value Funds Index	–6.10	0.99	1.17	5.55

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index

37

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Value Portfolio

companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Value Funds classification.

(4)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)	Commenced operations on November 5, 1984.
(6)	Commenced operations on July 17, 1996.
(7)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Financials	21.5%
Consumer Discretionary	16.0
Health Care	15.3
Information Technology	14.3
Consumer Staples	12.0
Energy	5.7
Materials	5.5
Other*	6.0
Short-Term Investment	3.7
Total Investments	100.0%

*                 Industries and/or investment types representing less than 5% of total investments.

38

2009 Annual Report

September 30, 2009

Portfolio of Investments

Value Portfolio

	Shares	Value (000)
Common Stocks (96.3%)
Consumer Discretionary (16.1%)
Comcast Corp., Class A	430,377	$7,269
Home Depot, Inc.	62,700	1,670
J.C. Penney Co., Inc.	39,800	1,343
Liberty Media Corp. — Entertainment, Class A (a)	53,800	1,674
Lowe’s Cos., Inc.	71,100	1,489
Macy’s, Inc.	78,459	1,435
News Corp., Class B	213,400	2,985
Target Corp.	13,500	630
Time Warner, Inc.	106,833	3,075
Viacom, Inc., Class B (a)	261,050	7,320
		28,890
Consumer Staples (12.0%)
Altria Group, Inc.	77,700	1,384
Cadbury plc ADR	40,992	2,099
Coca-Cola Co. (The)	38,400	2,062
CVS Caremark Corp.	66,000	2,359
Dr. Pepper Snapple Group, Inc. (a)	45,444	1,306
Kraft Foods, Inc., Class A	124,850	3,280
Philip Morris International, Inc.	40,000	1,950
Procter & Gamble Co. (The)	11,900	689
Unilever N.V. (NY Shares)	108,000	3,117
Wal-Mart Stores, Inc.	69,000	3,387
		21,633
Energy (5.7%)
BP plc ADR	22,900	1,219
Chevron Corp.	37,900	2,669
ConocoPhillips	26,800	1,210
Halliburton Co.	92,900	2,520
Royal Dutch Shell plc ADR	23,700	1,356
Total S.A. ADR	22,800	1,351
		10,325
Financials (21.5%)
Aflac, Inc.	18,70	799
Bank of America Corp.	173,321	2,933
Bank of New York Mellon Corp. (The)	129,446	3,753
Berkshire Hathaway, Inc., Class B (a)	650	2,160
Chubb Corp.	189,780	9,567
Goldman Sachs Group, Inc. (The)	8,500	1,567
JPMorgan Chase & Co.	133,100	5,832
MetLife, Inc.	63,200	2,406
PNC Financial Services Group, Inc.	42,400	2,060
Torchmark Corp.	28,800	1,251
Travelers Cos., Inc. (The)	77,515	3,816
U.S. Bancorp	54,000	1,180
Wells Fargo & Co.	50,100	1,412
		38,736
Health Care (15.3%)
Abbott Laboratories	25,800	1,276
Boston Scientific Corp. (a)	196,200	2,078
Bristol-Myers Squibb Co.	174,700	3,934
Cardinal Health, Inc.	97,300	2,608
Eli Lilly & Co.	58,000	1,916
GlaxoSmithKline plc ADR	21,300	842
Pfizer, Inc.	223,200	3,694
Roche Holding AG ADR	34,000	1,380
Schering-Plough Corp.	167,800	4,740
UnitedHealth Group, Inc.	37,100	929
WellPoint, Inc. (a)	22,900	1,085
Wyeth	61,600	2,992
		27,474
Industrials (2.7%)
Emerson Electric Co.	25,600	1,026
General Electric Co.	150,700	2,474
Honeywell International, Inc.	19,600	728
Ingersoll-Rand plc	23,200	712
		4,940
Information Technology (14.3%)
Accenture plc, Class A	22,600	842
Cisco Systems, Inc. (a)	111,500	2,625
Dell, Inc. (a)	242,871	3,706
eBay, Inc. (a)	240,500	5,678
Flextronics International Ltd. (a)	52,500	392
Hewlett-Packard Co	48,200	2,276
Intel Corp.	127,800	2,501
International Business Machines Corp.	14,200	1,698
KLA-Tencor Corp.	53,400	1,915
Microsoft Corp.	22,700	588
Time Warner Cable, Inc.	47,942	2,066
Western Union Co. (The)	29,400	556
Yahoo!, Inc. (a)	48,900	871
		25,714
Materials (5.5%)
Alcoa, Inc.	197,300	2,589
E.I. du Pont de Nemours & Co.	51,300	1,649
International Paper Co.	251,521	5,591
		9,829
Telecommunication Services (3.2%)
AT&T, Inc.	84,900	2,293
Verizon Communications, Inc.	115,900	3,509
		5,802
Total Common Stocks (Cost $176,943)		173,343

The accompanying notes are an integral part of the financial statements.	39

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Value Portfolio

	Shares	Value (000)
Short-Term Investment (3.7%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (p) (Cost $6,688)	6,688,440	$6,688
Total Investments (100.0%) (Cost $183,631)		180,031
Other Assets in Excess of Liabilities (0.0%)		29
Net Assets (100%)		$180,060

(a)	Non-income producing security.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class.
ADR	American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Consumer Discretionary	$28,890	$—	$—	$28,890
Consumer Staples	21,633	—	—	21,633
Energy	10,325	—	—	10,325
Financials	38,736	—	—	38,736
Health Care	27,474	—	—	27,474
Industrials	4,940	—	—	4,940
Information Technology	25,714	—	—	25,714
Materials	9,829	—	—	9,829
Telecommunication Services	5,802	—	—	5,802
Total Common Stocks	173,343	—	—	173,343
Short-Term Investment
Investment Company	6,688	—	—	6,688
Total Assets	180,031	—	—	180,031

Total	$180,031	$—	$—	$180,031

40	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

Core Fixed Income Portfolio

The Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The securities in which the Portfolio invests carry an investment grade rating or, if unrated, are determined to be of a comparable quality by the Adviser at the time of purchase. The Portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBA”). The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMO”), swaps, options on swaps and other derivatives. In addition, the Portfolio may invest a portion of its assets in structured investments consistent with its investment objective and policies.

Performance

For the fiscal year ended September 30, 2009, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 10.41%, net of fees. The Portfolio’s Class I underperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the “Index”) which returned 10.56%.

Factors Affecting Performance

•                  While virtually all spread (i.e. non-government) sectors of the fixed income market were under a great deal of pressure 12 months ago, most have since begun to recover.

•                  The recovery began in March when certain economic indicators stabilized or improved, suggesting that perhaps the contraction in economic growth was slowing. Credit conditions also became more favorable, thanks to the various initiatives of the Federal Reserve and the government to inject liquidity into the financial system. In the months that followed, positive news on the corporate, banking and economic fronts helped bolster investor confidence.

•                  U.S. Treasury yields began to rise in 2009, a reversal from the last quarter of 2008 when extreme risk aversion led to a flight to quality that pushed yields markedly lower. As a result, Treasury performance has lagged other sectors of the fixed income market year to date.

•                  Within the corporate sector, both investment-grade and high-yield credit spreads have narrowed substantially, but the low interest rate environment and renewed investor risk appetite has helped the high-yield segment to outperform so far this year. Financials, the sector hardest hit by the downturn in 2008, have rebounded strongly and outpaced both industrials and utilities in recent months.

•                  The residential mortgage sector enjoyed much stronger performance this year, posting healthy gains versus equal-duration Treasuries. This was due in part to the Federal Reserve’s program of purchasing large quantities of agency mortgage-backed securities (“MBS”).

•                  The Portfolio has been overweight the corporate credit sector since the end of 2008, which has been beneficial to relative performance. Within the Portfolio’s corporate credit holdings, overweight allocations to the banking, food and beverage, insurance, and media sectors were additive to relative returns as significant spread tightening in these sectors led to their strong performance.

•                  An underweight in commercial mortgage-backed securities (“CMBS”) enhanced returns early in the period but detracted from performance in recent months as the sector posted a healthy recovery.

•                  The Portfolio’s holdings in non-agency MBS, which are not included in the Index, detracted from performance in the fourth quarter of last year.

•                  The Portfolio’s yield-curve strategies were additive to relative performance.

Management Strategies

•                  We reduced the Portfolio’s position in non-agency MBS to near zero by the end of 2008 while maintaining a relative overweight to agency MBS through most of the reporting period.

•                  With regard to yield-curve strategy, we employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies across the swap curve.

•                  Over the past several months, we increased the Portfolio’s corporate credit position from an underweight relative to the Index to an overweight.

41

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Core Fixed Income Portfolio

*                 Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	10.41%	2.34%	4.76%	7.07%
Barclays Capital U.S. Aggregate Index	10.56	5.13	6.30	7.65
Lipper Intermediate Investment Grade Debt Funds Index	12.36	4.13	5.57	—

Portfolio — Class P(5)	10.10	2.06	4.50	4.20
Barclays Capital U.S. Aggregate Index	10.56	5.13	6.30	6.02
Lipper Intermediate Investment Grade Debt Funds Index	12.36	4.13	5.57	5.34

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on September 29, 1987.
(5)	Commenced operations on March 1, 1999.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	33.3%
Industrials	16.2
U.S. Treasury Securities	15.1
Finance	9.6
Other**	12.9
Short-Term Investments	12.9
Total Investments	100.0%

*                 Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2009.

**          Industries and/or investment types representing less than 5% of total investments.

42

2009 Annual Report

September 30, 2009

Portfolio of Investments

Core Fixed Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (98.1%)
Agency Adjustable Rate Mortgages (0.5%)
Government National Mortgage Association,
Various Pools:
4.38%, 2/20/25 - 6/20/25	$364		$375
4.63%, 8/20/25 - 9/20/27	74		76
			451
Agency Bond — Banking (FDIC Guaranteed) (2.3%)
General Motors Acceptance Corp. LLC,
2.20%, 12/19/12 (c)	2,140		2,164

Agency Fixed Rate Mortgages (37.5%)
Federal Home Loan Mortgage Corp.,
Gold Pools:
5.00%, 10/1/35 - 8/1/39	2,432		2,521
6.00%, 5/1/37 - 8/1/37	3,734		3,951
6.50%, 4/1/29	54		58
7.50%, 5/1/35	100		112
8.00%, 8/1/32	50		57
8.50%, 8/1/31	75		86
October TBA:
5.50%, 10/15/39 (i)	350		366
6.50%, 10/15/49 (i)	675		720
Federal National Mortgage Association,
Conventional Pools:
5.00%, 3/1/39	1,615		1,671
5.50%, 4/1/34 - 8/1/38	10,491		11,008
6.00%, 7/1/37 - 10/1/38	2,315		2,448
6.50%, 7/1/29 - 2/1/33	994		1,073
7.00%, 10/1/31 - 12/1/31	6		7
7.50%, 8/1/37	175		197
8.00%, 4/1/33	125		143
8.50%, 10/1/32	125		145
October TBA:
4.50%, 10/25/24 - 10/25/39 (i)	2,750		2,805
5.00%, 10/25/39 (i)	1,750		1,808
6.00%, 10/25/39 (i)	2,700		2,849
6.50%, 10/25/39 (i)	1,050		1,122
Government National Mortgage Association,
October TBA:
4.50%, 10/15/39 (i)	975		990
5.00%, 10/15/39 (i)	1,050		1,086
			35,223
Asset Backed Securities (1.0%)
Capital Auto Receivables Asset Trust,
0.25%, 4/15/11 (h)	369		368
0.30%, 7/15/10 (h)	63		63
4.98%, 5/15/11	284		288
Capital One Auto Finance Trust,
5.07%, 7/15/11	25		26
Chrysler Financial Auto Securitization,
1.01%, 7/15/10	179		179
GS Auto Loan Trust,
5.37%, 12/15/10	33		33
			957
Collateralized Mortgage Obligations — Agency Collateral Series (0.1%)
Federal Home Loan Mortgage Corp.,
IO STRIPS
8.00%, 1/1/28	33		7
Government National Mortgage Association,
Inv Fl IO
7.34%, 9/16/31	44		6
7.71%, 12/16/25	291		47
7.75%, 9/16/27	152		20
8.25%, 9/20/30	52		8
			88
Commercial Mortgage Backed Securities (2.8%)
Banc of America Commercial Mortgage, Inc.,
5.94%, 2/10/51 (h)	450		401
Bear Stearns Commercial Mortgage Securities,
5.47%, 1/12/45 (h)	325		302
Citigroup Commercial Mortgage Trust,
5.43%, 10/15/49	200		181
5.89%, 12/10/49 (h)	402		351
6.30%, 12/10/49 (c)(h)	200		181
Commercial Mortgage Pass-Through Certificates,
6.01%, 12/10/49 (h)	200		181
Gemsco Mortgage Pass-Through Certificate,
8.70%, 11/25/10 (d)(l)	—	@	—	@
Greenwich Capital Commercial Funding Corp.,
5.44%, 3/10/39	275		244
Lehman Brothers-UBS Commercial Mortgage Trust,
5.16%, 2/15/31	325		307
5.37%, 9/15/39	300		274
5.87%, 9/15/45 (h)	250		221
			2,643
Finance (10.9%)
ACE INA Holdings, Inc.,
5.60%, 5/15/15 (c)	100		108
5.90%, 6/15/19 (c)	95		104
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11 (e)	365		360
Allstate Corp. (The),
7.45%, 5/16/19	90		107
American Express Co.,
8.13%, 5/20/19	240		284
AvalonBay Communities, Inc.,
6.10%, 3/15/20	145		150
Bank of America Corp.,
5.75%, 12/1/17	885		885
Barclays Bank plc,
6.75%, 5/22/19	220		246
BB&T Corp.,
6.85%, 4/30/19	135		151
Bear Stearns Cos. LLC (The),
6.40%, 10/2/17	25		27
7.25%, 2/1/18	170		195
Berkshire Hathaway Finance Corp.,
5.40%, 5/15/18 (c)	160		173

The accompanying notes are an integral part of the financial statements.	43

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont’d)
Capital One Auto Finance Trust,
6.75%, 9/15/17	$200	$213
Catlin Insurance Co., Ltd.,
7.25%, (e)(h)(o)	355	240
Citigroup, Inc.,
5.88%, 5/29/37	250	219
6.13%, 11/21/17 - 5/15/18	245	242
8.50%, 5/22/19	180	203
Credit Suisse USA, Inc.,
5.13%, 8/15/15 (c)	105	111
Credit Suisse, New York,
5.30%, 8/13/19	170	174
6.00%, 2/15/18	120	126
Deutsche Bank AG,
3.88%, 8/18/14	190	193
General Electric Capital Corp.,
6.00%, 8/7/19 (c)	425	432
Goldman Sachs Group, Inc. (The),
3.63%, 8/1/12	115	118
6.15%, 4/1/18	580	611
HBOS plc,
6.75%, 5/21/18 (e)	340	304
HSBC Finance Corp.,
6.75%, 5/15/11	235	248
JPMorgan Chase & Co.,
4.75%, 5/1/13	275	291
6.00%, 1/15/18	285	307
6.30%, 4/23/19	75	82
MetLife, Inc.,
6.75%, 6/1/16 (c)	75	84
7.72%, 2/15/19 (c)	220	259
Nationwide Building Society,
4.25%, 2/1/10 (e)	190	190
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	265	255
PNC Funding Corp.,
6.70%, 6/10/19	125	139
Principal Financial Group, Inc.,
8.88%, 5/15/19	100	120
Prudential Financial, Inc.,
4.75%, 9/17/15 (c)	80	80
6.63%, 12/1/37	225	230
Royal Bank of Scotland plc (The),
4.88%, 8/25/14 (e)	100	102
Simon Property Group LP,
6.75%, 5/15/14 (c)	70	75
Travelers Cos., Inc. (The),
5.80%, 5/15/18	175	194
5.90%, 6/2/19 (c)	10	11
Two-Rock Pass-Through Trust,
1.40%, (e)(h)(o)	315	1
UBS AG,
5.88%, 12/20/17	135	138
WellPoint, Inc.,
7.00%, 2/15/19	45	51
Wells Fargo & Co.,
5.63%, 12/11/17	600	631
Westpac Banking Corp.,
4.20%, 2/27/15	145	148
Xlliac Global Funding,
4.80%, 8/10/10 (e)	580	578
		10,190
Industrials (18.2%)
Agilent Technologies, Inc.,
5.50%, 9/14/15	120	124
Altria Group, Inc.,
9.25%, 8/6/19	125	153
Amgen, Inc.,
5.70%, 2/1/19	185	204
5.85%, 6/1/17	30	33
Anheuser-Busch InBev Worldwide, Inc.,
7.20%, 1/15/14 (c)(e)	205	231
ArcelorMittal,
9.85%, 6/1/19 (c)	400	474
Archer-Daniels-Midland Co.,
5.45%, 3/15/18	120	130
AT&T, Inc.,
6.15%, 9/15/34	200	205
6.30%, 1/15/38	330	347
BAT International Finance plc,
9.50%, 11/15/18 (c)(e)	165	214
Baxter International, Inc.,
4.63%, 3/15/15	95	102
Biogen Idec, Inc.,
6.88%, 3/1/18	165	181
Boeing Co. (The),
4.88%, 2/15/20	75	77
6.00%, 3/15/19	95	107
BP Capital Markets plc,
4.75%, 3/10/19	210	221
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	115	99
7.13%, 6/15/12	60	61
Bunge Ltd. Finance Corp.,
8.50%, 6/15/19	85	98
Caterpillar, Inc.,
6.05%, 8/15/36 (c)	60	66
Cellco Partnership / Verizon Wireless Capital LLC,
5.55%, 2/1/14 (e)	90	97
Cisco Systems, Inc.,
4.95%, 2/15/19 (c)	140	147
5.90%, 2/15/39	70	76
Comcast Corp.,
5.70%, 5/15/18 (c)	105	110
6.50%, 1/15/17	110	121
ConAgra Foods, Inc.,
8.25%, 9/15/30	140	177

44	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
ConocoPhillips,
5.20%, 5/15/18	$235	$249
Corning, Inc.,
6.63%, 5/15/19 (c)	80	88
COX Communications, Inc.,
8.38%, 3/1/39 (e)	235	291
CSX Corp.,
7.38%, 2/1/19	95	112
CVS Pass-Through Trust,
6.04%, 12/10/28	360	348
Daimler Finance North America LLC,
7.30%, 1/15/12	95	103
8.50%, 1/18/31 (c)	55	65
Delhaize America, Inc.,
9.00%, 4/15/31	75	99
Delhaize Group S.A.,
5.88%, 2/1/14	125	135
Deutsche Telekom International Finance B.V.,
6.00%, 7/8/19 (c)	75	80
8.75%, 6/15/30	110	143
Devon Financing Corp. ULC,
7.88%, 9/30/31	120	149
Diageo Capital plc,
7.38%, 1/15/14	155	180
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19 (c)(e)	150	150
7.63%, 5/15/16	35	37
E.I. Du Pont de Nemours & Co.,
6.00%, 7/15/18	90	101
Emerson Electric Co.,
4.88%, 10/15/19	115	122
5.00%, 4/15/19	30	32
EnCana Corp.,
5.90%, 12/1/17	120	128
6.50%, 5/15/19	35	39
France Telecom S.A.,
8.50%, 3/1/31 (c)	75	104
General Electric Co.,
5.25%, 12/6/17	680	699
General Mills, Inc.,
5.65%, 2/15/19	135	146
GlaxoSmithKline Capital, Inc.,
5.65%, 5/15/18	90	99
Harley-Davidson Funding Corp.,
6.80%, 6/15/18 (e)	160	156
Hewlett-Packard Co.,
4.75%, 6/2/14 (c)	115	124
5.50%, 3/1/18	65	71
Holcim U.S. Finance SARL & Cie SCS,
6.00%, 12/30/19 (e)	85	86
Home Depot, Inc.,
5.88%, 12/16/36	190	185
International Business Machines Corp.,
8.00%, 10/15/38	200	279
KLA-Tencor Corp.,
6.90%, 5/1/18	145	152
Kohl’s Corp.,
6.88%, 12/15/37	150	168
Koninklijke Philips Electronics N.V.,
5.75%, 3/11/18	170	183
Kraft Foods, Inc.,
6.13%, 8/23/18	335	356
Kroger Co. (The),
3.90%, 10/1/15	45	46
5.00%, 4/15/13	40	42
6.40%, 8/15/17	50	55
LG Electronics, Inc.,
5.00%, 6/17/10 (e)	175	177
Medco Health Solutions, Inc.,
7.13%, 3/15/18	185	210
Merck & Co., Inc.,
5.00%, 6/30/19 (c)	185	198
Microsoft Corp.,
4.20%, 6/1/19	80	83
Monsanto Co.,
5.13%, 4/15/18	105	112
Newmont Mining Corp.,
5.13%, 10/1/19 (c)	280	280
News America, Inc.,
7.85%, 3/1/39 (c)	205	241
Norfolk Southern Corp.,
5.75%, 1/15/16 (e)	100	109
Novartis Capital Corp.,
4.13%, 2/10/14	185	196
Omnicom Group, Inc.,
6.25%, 7/15/19	165	178
Pearson Dollar Finance Two plc,
6.25%, 5/6/18 (e)	130	138
Pfizer, Inc.,
6.20%, 3/15/19	320	361
Philip Morris International, Inc.,
5.65%, 5/16/18 (c)	175	187
Potash Corp. of Saskatchewan, Inc.,
4.88%, 3/30/20 (c)	45	45
5.88%, 12/1/36	110	113
6.50%, 5/15/19	55	62
Questar Market Resources, Inc.,
6.80%, 4/1/18	120	123
Rio Tinto Finance USA Ltd.,
6.50%, 7/15/18	60	65
9.00%, 5/1/19	10	12
Roche Holdings, Inc.,
6.00%, 3/1/19 (e)	315	351
Telecom Italia Capital S.A.,
7.00%, 6/4/18	265	293
7.18%, 6/18/19	120	134

The accompanying notes are an integral part of the financial statements.	45

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
Telefonica Europe B.V.,
8.25%, 9/15/30	$350	$455
Time Warner Cable, Inc.,
8.25%, 4/1/19	70	85
8.75%, 2/14/19	200	247
Time Warner, Inc.,
5.88%, 11/15/16 (c)	105	112
7.70%, 5/1/32	10	11
Transocean, Inc.,
6.00%, 3/15/18	140	150
Tyco Electronics Group S.A.,
5.95%, 1/15/14	490	511
Union Pacific Corp.,
6.13%, 2/15/20	50	56
7.88%, 1/15/19	210	261
UnitedHealth Group, Inc.,
6.00%, 2/15/18	100	105
Vale Overseas Ltd.,
5.63%, 9/15/19 (c)	110	112
Verizon Communications, Inc.,
5.50%, 2/15/18	310	326
8.95%, 3/1/39	145	199
Viacom, Inc.,
5.63%, 9/15/19 (c)	10	10
6.88%, 4/30/36	165	175
Vivendi,
6.63%, 4/4/18 (e)	120	129
Wal-Mart Stores, Inc.,
4.13%, 2/1/19 (c)	195	196
Weatherford International Ltd.,
6.00%, 3/15/18	130	135
WPP Finance,
8.00%, 9/15/14	100	110
Wyeth,
5.45%, 4/1/17	25	27
5.50%, 2/15/16	25	28
6.45%, 2/1/24	90	102
Xerox Corp.,
6.35%, 5/15/18	55	57
XTO Energy, Inc.,
5.50%, 6/15/18	170	176
Yum! Brands, Inc.,
6.25%, 3/15/18	205	221
		17,121
Municipal Bonds (0.5%)
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds,
6.18%, 1/1/34	130	146
State of California, General Obligation Bonds,
5.95%, 4/1/16	255	274
		420
Sovereign (0.9%)
Federative Republic of Brazil,
6.00%, 1/17/17	290	315
Korea Railroad Corp.,
5.38%, 5/15/13 (e)	230	235
Kreditanstalt Fuer Wiederaufbau,
4.88%, 6/17/19 (c)	180	196
United Mexican States,
5.63%, 1/15/17 (c)	114	119
		865
U.S. Agency Securities (2.3%)
Federal Home Loan Mortgage Corp.,
4.88%, 6/13/18	600	655
Federal National Mortgage Association,
2.50%, 5/15/14 (c)	1,000	999
6.63%, 11/15/30 (c)	385	499
		2,153
U.S. Treasury Securities (17.0%)
U.S. Treasury Bond Coupon STRIPS, Zero Coupon, 11/15/19 - 11/15/21 (c)	7,730	4,914
U.S. Treasury Bond,
4.25%, 5/15/39	2,320	2,401
U.S. Treasury Notes,
0.88%, 5/31/11 (c)	5,000	5,014
1.88%, 4/30/14 (c)	500	494
2.63%, 7/31/14	1,900	1,932
3.00%, 8/31/16	700	704
3.75%, 11/15/18 (c)	500	518
		15,977
Utilities (4.1%)
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	135	130
7.88%, 4/1/13	85	96
E.ON International Finance B.V.,
5.80%, 4/30/18 (e)	260	280
EDF S.A.,
6.50%, 1/26/19 (e)	210	241
Enel Finance International S.A.,
5.13%, 10/7/19 (e)	275	274
Enterprise Products Operating LLC,
5.25%, 1/31/20	50	50
6.50%, 1/31/19	160	175
Exelon Generation Co., LLC,
5.20%, 10/1/19	285	289
FirstEnergy Solutions Corp.,
6.05%, 8/15/21 (e)	225	233
Kinder Morgan Energy Partners LP,
5.95%, 2/15/18	285	299
Nisource Finance Corp.,
0.98%, 11/23/09 (h)	25	25
6.80%, 1/15/19	170	174

46	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Utilities (cont’d)
Ohio Power Co.,
6.00%, 6/1/16	$130	$140
Pacificorp.,
5.50%, 1/15/19	45	49
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	160	168
8.75%, 5/1/19	65	78
PPL Energy Supply LLC,
6.30%, 7/15/13	165	177
6.50%, 5/1/18	20	22
Progress Energy, Inc.,
7.05%, 3/15/19	170	198
Public Service Co. of Colorado,
5.80%, 8/1/18	25	28
6.25%, 9/1/37 (c)	90	105
Public Service Electric & Gas Co.,
5.00%, 1/1/13	100	106
Texas Eastern Transmission LP,
7.00%, 7/15/32	115	133
Union Electric Co.,
6.70%, 2/1/19	115	130
Virginia Electric & Power Co.,
8.88%, 11/15/38	200	285
		3,885
Total Fixed Income Securities (Cost $89,319)		92,137

Shares
Short-Term Investments (26.4%)
Securities held as Collateral on Loaned Securities (12.0%)
Investment Company (11.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p)	10,314,838	10,315

Face Amount (000)
Repurchase Agreement (1.0%)

Deutsche Bank Securities, Inc., 0.06%, dated 9/30/09, due 10/1/09, repurchase price $921; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, Fixed Rate Mortgage, 3.75%, due 12/6/10; Federal Home Loan Banks, Fixed Rate Mortgages, 1.88% to 5.75%, due 2/18/11 to 1/27/14; Federal Home Loan Mortgage Corp., Adjustable Rate Mortgage, 0.41%, due 7/12/10; Federal Home Loan Mortgage Corp., Fixed Rate Mortgages, 2.00% to 5.92%, due 9/28/12 to 1/15/37; Federal National Mortgage Association, Fixed Rate Mortgages, 5.73% to 6.25%, due 5/15/29 to 1/22/37, valued at $940.

	$921	921
11,236

Shares
Investment Company (4.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p)	4,617,723	4,618

	Face Amount (000)
U.S. Treasury Securities (9.5%)
U.S. Treasury Bills,
0.04%, 11/12/09 (j)(r)(w)	$1,983	1,983
0.06%, 12/10/09 (c)(r)	3,000	3,000
0.07%, 12/17/09 (c)(r)	4,000	3,999
		8,982
Total Short-Term Investments (Cost $24,834)		24,836
Total Investments (124.5%) (Cost $114,153) — Including $19,351 of Securities Loaned		116,973
Liabilities in Excess of Other Assets (-24.5%)		(22,991)
Net Assets (100%)		$93,982

(c)	All or a portion of security on loan at September 30, 2009.
(d)

At September 30, 2009, the Portfolio held less than $500 of a fair valued security, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees.

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2009.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(l)	Security has been deemed illiquid at September 30, 2009.
(o)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2009.

(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2009.
(w)	All or a portion of the security was pledged as collateral for swap agreements.
@	Face Amount/Value is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2009.
IO	Interest Only
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The accompanying notes are an integral part of the financial statements.	47

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
90 Day
EuroDollar	14	$3,427	Mar-11	$10
90 Day
EuroDollar	14	3,415	Jun-11	8
90 Day
EuroDollar	14	3,405	Sep-11	7
90 Day
EuroDollar	14	3,396	Dec-11	7
U.S. Treasury
2 yr. Note	71	15,404	Dec-09	81
U.S. Treasury
5 yr. Note	73	8,475	Dec-09	106
Short:
U.S. Treasury
10 yr. Note	94	11,123	Dec-09	(91)
U.S. Treasury
30 yr. Bond	33	4,005	Dec-09	(96)
				$32

Credit Default Swap Agreements

The Portfolio had the following credit default swap agreement(s) open at period end:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay Fixed Rate	Termination Date	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America
Tyco Electronics Ltd., 6.00%, 10/1/12	Buy	$395	5.00%	6/20/14	$15	$(56)

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	3 Month LIBOR	Pay	4.64%	5/27/19	$2,059	$18
	3 Month LIBOR	Receive	4.04	5/27/39	472	(16)
Deutsche Bank
	3 Month LIBOR	Pay	4.40	10/1/16	19,278	(8)
	3 Month LIBOR	Receive	4.41	10/3/18	10,372	11
UBS
	3 Month LIBOR	Pay	4.66	5/27/19	6,013	58
	3 Month LIBOR	Receive	4.04	5/27/39	1,392	(46)
						$17

48	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	$1,457	3 Month LIBOR	Receive	11/15/19	$(112)
	2,380	3 Month LIBOR	Pay	11/15/19	(101)
JPMorgan Chase
	2,979	3 Month LIBOR	Receive	11/15/21	(234)
					$(447)

LIBOR — London Interbank Offered Rate

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

	Level 1	Level 2	Level 3
Investment Type	Quoted prices (000)	Other significant observable inputs (000)	Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$451	$—		$451
Agency Bond — Banking (FDIC Guaranteed)	—	2,164	—		2,164
Agency Fixed Rate Mortgages	—	35,223	—		35,223
Asset Backed Securities	—	957	—		957
Collateralized Mortgage Obligations — Agency Collateral Series	—	88	—		88
Commercial Mortgage Backed Securities	—	2,643	—	@	2,643
Finance	—	10,190	—		10,190
Industrials	—	17,121	—		17,121
Municipal Bonds	—	420	—		420
Sovereign	—	865	—		865
U.S. Agency Securities	—	2,153	—		2,153
U.S. Treasury Securities	—	15,977	—		15,977
Utilities	—	3,885	—		3,885
Total Fixed Income Securities	—	92,137	—	@	92,137
Futures Contracts	219	—	—		219
Interest Rate Swap Agreements	—	87	—		87
Short-Term Investments
Investment Company	14,933	—	—		14,933
Repurchase Agreement	—	921	—		921
U.S. Treasury Securities	—	8,982	—		8,982
Total Short-Term Investments	14,933	9,903	—		24,836
Total Assets	15,152	102,127	—	@	117,279

Liabilities:
Credit Default Swap Agreements	—	56	—		56
Futures Contracts	187	—	—		187
Interest Rate Swap Agreements	—	70	—		70
Zero Coupon Swap Agreements	—	447	—		447
Total Liabilities	187	573	—		760

Total	$14,965	$101,554	$—	@	$116,519

The accompanying notes are an integral part of the financial statements.	49

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

Fair Value Measurement Information: (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Fixed Income Securities (000)
Balance as of 9/30/08	$7,357
Accrued discounts/premiums	—
Realized gain (loss)	(9,170)
Change in unrealized appreciation (depreciation)	8,622
Net purchases (sales)	(4,828)
Net transfers in and/or out of Level 3	(1,981)
Balance as of 9/30/09	$— @
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/09.	$— @

50	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

Core Plus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in high yield securities (commonly referred to as “junk bonds”). The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may also invest may be denominated in currencies other than U.S. dollars. The Portfolio may also invest in to-be-announced pass through mortgage securities (“TBAs”). The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives. The Portfolio may invest in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade. In addition, the Portfolio may invest a portion of its assets in structured investments consistent with its investment objective and policies.

Performance

For the fiscal year ended September 30, 2009, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 7.56%, net of fees. The Portfolio’s Class I underperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the “Index”) which returned 10.56%.

Factors Affecting Performance

•	While virtually all spread (i.e. non-government) sectors of the fixed income market were under a great deal of pressure 12 months ago, most have since begun to recover.

•

The recovery began in March when certain economic indicators stabilized or improved, suggesting that perhaps the contraction in economic growth was slowing. Credit conditions also became more favorable, thanks to the various initiatives of the Federal Reserve and the government to inject liquidity into the financial system. In the months that followed, positive news on the corporate, banking and economic fronts helped bolster investor confidence.

•

U.S. Treasury yields began to rise in 2009, a reversal from the last quarter of 2008 when extreme risk aversion led to a flight to quality that pushed yields markedly lower. As a result, Treasury performance has lagged other sectors of the fixed income market year to date.

•

Within the corporate sector, both investment-grade and high-yield credit spreads have narrowed substantially, but the low interest rate environment and renewed investor risk appetite has helped the high-yield segment to outperform so far this year. Financials, the sector hardest hit by the downturn in 2008, have rebounded strongly and outpaced both industrials and utilities in recent months.

•

The residential mortgage sector enjoyed much stronger performance this year, posting healthy gains versus equal-duration Treasuries. This was due in part to the Federal Reserve’s program of purchasing large quantities of agency mortgage-backed securities (“MBS”).

•

The Portfolio has been overweight the corporate credit sector since the end of 2008, which has been beneficial to relative performance. Within the Portfolio’s corporate credit holdings, overweight allocations to the banking, food and beverage, insurance and media sectors were additive to relative returns as significant spread tightening in these sectors led to their strong performance.

•	An underweight in commercial mortgage-backed securities (“CMBS”) enhanced returns early in the period but detracted from performance in recent months as the sector posted a healthy recovery.

•	The Portfolio’s holdings in non-agency MBS, which are not included in the Index, detracted from performance in the fourth quarter of last year.

•	The Portfolio’s yield-curve strategies were additive to relative performance.

Management Strategies

•	We reduced the Portfolio’s position in non-agency MBS to near zero by the end of 2008 while maintaining a relative overweight to agency MBS through most of the reporting period.

•	With regard to yield-curve strategy, we employed tactical strategies involving interest rate swaps that were designed to take advantage of short-term anomalies across the swap curve.

51

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Core Plus Fixed Income Portfolio

•

Over the past several months, we increased the Portfolio’s corporate credit position from an underweight relative to the Index to an overweight and initiated a small position in high-yield corporate credit.

*      Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I(4)	7.56%	1.35%	4.33%	7.69%
Barclays Capital U.S. Aggregate Index	10.56	5.13	6.30	8.19
Lipper Intermediate Investment Grade Debt Funds Index	12.36	4.13	5.57	—

Portfolio — Investment Class(5)	7.40	1.20	4.17	4.59
Barclays Capital U.S. Aggregate Index	10.56	5.13	6.30	6.36
Lipper Intermediate Investment Grade Debt Funds Index	12.36	4.13	5.57	5.67

Portfolio — Class P(6)	7.26	1.09	4.06	4.34
Barclays Capital U.S. Aggregate Index	10.56	5.13	6.30	6.24
Lipper Intermediate Investment Grade Debt Funds Index	12.36	4.13	5.57	5.56

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on November 14, 1984.
(5)	Commenced operations on October 15, 1996.
(6)	Commenced operations on November 7, 1996.
(7)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	35.7%
Industrials	19.1
Finance	10.3
U.S. Treasury Securities	6.9
Other**	14.8
Short-Term Investments	13.2
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2009.
**	Industries and/or investment types representing less than 5% of total investments.

52

2009 Annual Report

September 30, 2009

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.9%)
Agency Adjustable Rate Mortgages (0.8%)
Government National Mortgage Association,
Various Pools:
3.63%, 7/20/25 - 9/20/27	$603	$621
4.13%, 10/20/25 - 11/20/25	27	27
4.38%, 1/20/25 - 6/20/25	6,200	6,376
		7,024
Agency Bond — Banking (FDIC Guaranteed) (2.7%)
GMAC, Inc.,
2.20%, 12/19/12 (c)	24,300	24,578

Agency Fixed Rate Mortgages (40.7%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
11.25%, 10/1/11	8	8
11.75%, 4/1/19	3	3
12.00%, 10/1/10 - 2/1/15	2	2
13.00%, 6/1/19	1	2
Gold Pools:
4.50%, 5/1/23	9,755	10,121
5.00%, 8/1/39	2,893	2,994
5.50%, 12/1/36 - 3/1/37	45,288	47,488
6.00%, 4/1/36 - 8/1/38	9,781	10,344
6.50%, 3/1/16 - 8/1/33	1,082	1,165
7.00%, 6/1/28 - 11/1/31	286	314
7.50%, 5/1/35	1,100	1,236
8.00%, 8/1/32	550	625
8.50%, 8/1/31	675	776
October TBA:
5.50%, 10/15/39 (i)	7,625	7,981
6.00%, 10/15/39 (i)	10,100	10,661
Federal National Mortgage Association,
Conventional Pools:
5.00%, 10/1/35 - 4/1/39	43,760	45,307
5.50%, 6/1/35 - 8/1/38	45,524	47,772
6.00%, 7/1/37 - 10/1/38	31,654	33,471
6.50%, 11/1/23 - 10/1/37	23,407	25,211
7.00%, 11/1/13 - 1/1/34	1,933	2,134
7.50%, 8/1/37	1,750	1,969
8.00%, 2/1/12 - 4/1/33	1,444	1,645
8.50%, 1/1/15 - 10/1/32	1,257	1,460
9.50%, 4/1/30	2,135	2,355
12.00%, 11/1/15	86	100
12.50%, 9/1/15 - 2/1/16	12	14
October TBA:
4.50%, 10/25/39 (i)	18,025	18,262
5.00%, 10/25/39 (i)	17,200	17,767
5.50%, 10/25/39 (i)	10,630	11,120
6.00%, 10/25/39 (i)	41,975	44,290
6.50%, 10/25/39 (i)	10,550	11,277
Government National Mortgage Association,
October TBA:
4.50%, 10/15/39 (i)	10,575	10,733
5.00%, 10/15/39 (i)	5,450	5,640
		374,247
Asset Backed Securities (1.2%)
Capital Auto Receivables Asset Trust,
0.25%, 4/15/11 (h)	6,032	6,028
0.30%, 7/15/10 - 5/15/11 (h)	5,197	5,193
Contimortgage Home Equity Trust,
8.10%, 8/15/25	59	51
Mid-State Trust,
8.33%, 4/1/30	52	54
		11,326
Collateralized Mortgage Obligations — Agency Collateral Series (0.7%)
Federal Home Loan Mortgage Corp.,
Inv Fl IO REMIC
7.26%, 8/15/30	152	25
IO STRIPS
7.50%, 12/1/29	257	49
8.00%, 1/1/28 - 6/1/31	1,941	417
PAC REMIC
9.50%, 4/15/20	2	2
Federal National Mortgage Association,
Inv Fl IO REMIC
8.25%, 7/25/30	2,878	444
Inv Fl REMIC
62.82%, 9/25/20	34	68
IO PAC REMIC
8.00%, 9/18/27	1,063	214
IO REMIC
6.00%, 7/25/33	2,585	389
IO STRIPS
6.50%, 9/1/29 - 12/1/29	5,000	867
8.00%, 4/1/24 - 6/1/30	3,589	646
8.50%, 10/1/25	203	38
9.00%, 11/1/26	321	64
REMIC
7.00%, 9/25/32	2,345	2,559
Government National Mortgage Association,
Inv Fl IO
7.87%, 8/16/31	1,493	240
7.91%, 5/16/31	4,648	655
		6,677
Commercial Mortgage Backed Securities (2.8%)
Banc of America Commercial Mortgage, Inc.,
5.94%, 2/10/51 (h)	4,795	4,274
Bear Stearns Commercial Mortgage Securities,
5.47%, 1/12/45 (h)	2,575	2,393
Citigroup Commercial Mortgage Trust,
5.43%, 10/15/49	1,575	1,427
5.89%, 12/10/49 (h)	2,984	2,605
5.92%, 3/15/49 (h)	2,035	1,915
6.30%, 12/10/49 (c)(h)	1,950	1,761
Commercial Mortgage Pass-Through Certificates,
6.01%, 12/10/49 (h)	1,375	1,242
Greenwich Capital Commercial Funding Corp.,
5.44%, 3/10/39	4,465	3,968

The accompanying notes are an integral part of the financial statements.	53

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage Backed Securities (cont’d)
Lehman Brothers-UBS Commercial Mortgage Trust,
5.16%, 2/15/31	$3,280	$3,093
5.37%, 9/15/39	1,200	1,096
5.87%, 9/15/45 (h)	2,525	2,235
		26,009
Finance (11.8%)
ACE INA Holdings, Inc.,
5.60%, 5/15/15	875	948
5.90%, 6/15/19	805	878
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11 (e)	3,082	3,040
Allstate Corp. (The),
7.45%, 5/16/19	865	1,033
American Express Co.,
8.13%, 5/20/19	735	871
American Express Credit Corp.,
7.30%, 8/20/13	1,775	1,970
AvalonBay Communities, Inc.,
6.10%, 3/15/20	1,440	1,487
Bank of America Corp.,
5.75%, 12/1/17	3,510	3,509
7.63%, 6/1/19	1,750	1,976
Barclays Bank plc,
6.75%, 5/22/19	2,470	2,768
BB&T Corp.,
6.85%, 4/30/19	1,345	1,507
Bear Stearns Cos. LLC (The),
5.55%, 1/22/17	1,210	1,225
7.25%, 2/1/18	2,320	2,654
Berkshire Hathaway Finance Corp.,
5.40%, 5/15/18 (c)	1,750	1,890
Capital One Bank (USA), N.A.,
8.80%, 7/15/19	1,870	2,165
Caterpillar Financial Services Corp.,
4.90%, 8/15/13	740	783
Catlin Insurance Co., Ltd.,
7.25%, (e)(h)(o)	3,970	2,680
Citigroup, Inc.,
5.88%, 5/29/37 (c)	2,815	2,462
8.13%, 7/15/39	205	230
8.50%, 5/22/19	3,570	4,037
Credit Suisse USA, Inc.,
5.13%, 8/15/15	930	983
Credit Suisse, New York,
5.30%, 8/13/19	1,955	2,009
6.00%, 2/15/18	1,235	1,295
Deutsche Bank AG,
3.88%, 8/18/14	1,890	1,915
Farmers Insurance Exchange,
8.63%, 5/1/24 (e)	2,860	2,956
General Electric Capital Corp.,
6.00%, 8/7/19 (c)	4,250	4,319
Goldman Sachs Group, Inc. (The),
3.63%, 8/1/12 (c)	1,140	1,171
6.15%, 4/1/18	5,810	6,122
HBOS plc,
6.75%, 5/21/18 (e)	2,800	2,501
HSBC Finance Corp.,
6.75%, 5/15/11	735	775
JPMorgan Chase & Co.,
6.00%, 1/15/18	2,460	2,645
6.30%, 4/23/19	3,710	4,057
Merrill Lynch & Co., Inc.,
6.88%, 4/25/18	4,240	4,466
MetLife, Inc.,
6.75%, 6/1/16 (c)	950	1,062
6.82%, 8/15/18 (c)	1,595	1,778
7.72%, 2/15/19	470	554
Nationwide Building Society,
4.25%, 2/1/10 (e)	1,985	1,987
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	3,015	2,900
PNC Funding Corp.,
6.70%, 6/10/19	1,285	1,425
Principal Financial Group, Inc.,
8.88%, 5/15/19	1,035	1,242
Prudential Financial, Inc.,
4.75%, 9/17/15 (c)	1,225	1,218
6.63%, 12/1/37	1,840	1,885
Royal Bank of Scotland plc (The),
4.88%, 8/25/14 (e)	950	966
Simon Property Group LP,
6.75%, 5/15/14 (c)	995	1,068
SLM Corp.,
4.00%, 1/15/10 (c)	770	765
Travelers Cos., Inc. (The),
5.80%, 5/15/18	1,445	1,604
5.90%, 6/2/19 (c)	495	556
Two-Rock Pass-Through Trust,
1.40%, (e)(h)(o)	2,930	10
UBS AG,
5.88%, 12/20/17	1,100	1,128
WEA Finance LLC/WT Finance (Aust) Pty Ltd.,
6.75%, 9/2/19 (e)	1,800	1,824
WellPoint, Inc.,
7.00%, 2/15/19	385	438
Wells Fargo & Co.,
5.63%, 12/11/17	5,840	6,144
Westpac Banking Corp.,
4.20%, 2/27/15	1,440	1,465
Xlliac Global Funding,
4.80%, 8/10/10 (e)	4,560	4,543
		107,889

54	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (21.8%)
Agilent Technologies, Inc.,
5.50%, 9/14/15	$1,235	$1,272
Altria Group, Inc.,
9.25%, 8/6/19	1,115	1,365
Amgen, Inc.,
5.70%, 2/1/19	1,745	1,922
5.85%, 6/1/17	425	468
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 11/15/14 (c)(e)	175	187
7.20%, 1/15/14 (c)(e)	1,675	1,887
ArcelorMittal,
9.85%, 6/1/19 (c)	4,010	4,751
Archer-Daniels-Midland Co.,
5.45%, 3/15/18	1,220	1,324
AT&T Corp.,
8.00%, 11/15/31	2,515	3,143
AT&T, Inc.,
6.15%, 9/15/34	2,300	2,358
BAT International Finance plc,
9.50%, 11/15/18 (c)(e)	1,475	1,916
Baxter International, Inc.,
4.63%, 3/15/15	695	746
Biogen Idec, Inc.,
6.88%, 3/1/18	1,465	1,611
Boeing Co. (The),
4.88%, 2/15/20	730	755
6.00%, 3/15/19	995	1,118
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	1,605	1,383
Bunge Ltd. Finance Corp.,
8.50%, 6/15/19 (c)	810	935
Case New Holland, Inc.,
7.75%, 9/1/13 (c)(e)	1,000	1,000
Cellco Partnership / Verizon Wireless Capital LLC,
5.55%, 2/1/14 (e)	1,785	1,931
CenturyTel, Inc.,
6.15%, 9/15/19	545	548
Chesapeake Energy Corp.,
6.88%, 1/15/16	2,265	2,157
Cisco Systems, Inc.,
4.95%, 2/15/19 (c)	1,525	1,606
5.90%, 2/15/39	655	712
Comcast Corp.,
5.70%, 5/15/18 (c)	2,205	2,322
ConAgra Foods, Inc.,
7.00%, 10/1/28	255	283
8.25%, 9/15/30	1,525	1,925
ConocoPhillips,
5.20%, 5/15/18	1,980	2,102
5.75%, 2/1/19	480	524
Constellation Brands, Inc.,
7.25%, 9/1/16 (c)	625	625
Cooper U.S., Inc.,
5.25%, 11/15/12	1,365	1,480
Corning, Inc.,
6.63%, 5/15/19 (c)	845	926
COX Communications, Inc.,
8.38%, 3/1/39 (e)	2,340	2,896
CRH America, Inc.,
6.00%, 9/30/16	1,945	1,997
CSC Holdings, Inc.,
7.63%, 7/15/18	1,440	1,469
CSX Corp.,
7.38%, 2/1/19	920	1,084
CVS Pass-Through Trust,
6.04%, 12/10/28	3,164	3,058
Daimler Finance North America LLC,
7.30%, 1/15/12 (c)	970	1,047
8.50%, 1/18/31 (c)	340	403
Delhaize America, Inc.,
9.00%, 4/15/31	2,296	3,029
Deutsche Telekom International Finance B.V.,
6.00%, 7/8/19 (c)	590	634
8.75%, 6/15/30	1,160	1,506
Devon Financing Corp. ULC,
7.88%, 9/30/31	1,260	1,565
Diageo Capital plc,
5.75%, 10/23/17	1,440	1,583
7.38%, 1/15/14	655	760
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19 (c)(e)	755	754
7.63%, 5/15/16	1,490	1,602
Dr. Pepper Snapple Group, Inc.,
6.82%, 5/1/18	1,270	1,446
E.I. Du Pont de Nemours & Co.,
6.00%, 7/15/18	915	1,025
El Paso Corp.,
8.25%, 2/15/16	1,095	1,128
Emerson Electric Co.,
4.88%, 10/15/19	820	869
5.00%, 4/15/19	495	528
EnCana Corp.,
5.90%, 12/1/17	1,345	1,439
6.50%, 5/15/19	360	400
FBG Finance Ltd.,
5.13%, 6/15/15 (c)(e)	1,905	1,989
Fiserv, Inc.,
6.80%, 11/20/17	1,030	1,139
France Telecom S.A.,
8.50%, 3/1/31 (c)	745	1,033
Gaz Capital S.A.,
6.51%, 3/7/22 (e)	575	530
General Electric Co.,
5.25%, 12/6/17	6,810	7,000

The accompanying notes are an integral part of the financial statements.	55

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
General Mills, Inc.,
5.65%, 2/15/19 (c)	$1,385	$1,503
Georgia-Pacific LLC,
8.25%, 5/1/16 (e)	495	516
GlaxoSmithKline Capital, Inc.,
5.65%, 5/15/18	920	1,010
Grupo Televisa S.A.,
6.00%, 5/15/18	470	475
Harley-Davidson Funding Corp.,
6.80%, 6/15/18 (e)	1,510	1,473
HCA, Inc.,
8.50%, 4/15/19 (e)	1,010	1,060
Hewlett-Packard Co.,
4.75%, 6/2/14 (c)	1,165	1,252
5.50%, 3/1/18	735	804
Holcim U.S. Finance Sarl & Cie SCS,
6.00%, 12/30/19 (e)	775	786
Home Depot, Inc.,
5.88%, 12/16/36	1,975	1,923
Hospira, Inc.,
0.76%, 3/30/10 (h)	1,445	1,442
6.40%, 5/15/15	520	579
Intelsat Subsidiary Holding Co. Ltd.,
8.50%, 1/15/13	1,350	1,374
International Business Machines Corp.,
7.63%, 10/15/18	510	628
8.00%, 10/15/38 (c)	705	985
International Paper Co.,
7.50%, 8/15/21 (c)	960	1,019
KLA-Tencor Corp.,
6.90%, 5/1/18	1,280	1,340
Kohl’s Corp.,
6.88%, 12/15/37	1,465	1,643
Koninklijke Philips Electronics N.V.,
5.75%, 3/11/18	2,030	2,188
Kraft Foods, Inc.,
6.13%, 8/23/18 (c)	3,075	3,267
6.75%, 2/19/14	30	33
7.00%, 8/11/37	285	319
Kroger Co. (The),
3.90%, 10/1/15	130	131
6.40%, 8/15/17 (c)	1,495	1,657
LG Electronics, Inc.,
5.00%, 6/17/10 (e)	1,830	1,847
Medco Health Solutions, Inc.,
7.13%, 3/15/18	1,797	2,039
Merck & Co., Inc.,
5.00%, 6/30/19 (c)	1,840	1,967
MGM Mirage,
13.00%, 11/15/13 (c)(e)	1,430	1,644
Microsoft Corp.,
4.20%, 6/1/19	800	825
Monsanto Co.,
5.13%, 4/15/18	840	893
Newmont Mining Corp.,
5.13%, 10/1/19 (c)	2,745	2,749
News America, Inc.,
7.85%, 3/1/39 (c)	2,075	2,437
Norfolk Southern Corp.,
5.75%, 1/15/16 (e)	920	1,007
Novartis Capital Corp.,
4.13%, 2/10/14	1,830	1,934
Omnicom Group, Inc.,
6.25%, 7/15/19	1,655	1,789
Pearson Dollar Finance Two plc,
6.25%, 5/6/18 (e)	1,035	1,095
Pfizer, Inc.,
6.20%, 3/15/19 (c)	3,465	3,913
Philip Morris International, Inc.,
5.65%, 5/16/18 (c)	1,760	1,877
Pioneer Natural Resources Co.,
6.65%, 3/15/17	680	650
Potash Corp. of Saskatchewan, Inc.,
4.88%, 3/30/20 (c)	475	475
5.88%, 12/1/36	1,040	1,072
6.50%, 5/15/19	570	640
Procter & Gamble Co. (The),
4.70%, 2/15/19	405	424
Questar Market Resources, Inc.,
6.80%, 4/1/18	1,515	1,556
Qwest Corp.,
6.50%, 6/1/17	460	435
6.88%, 9/15/33	1,060	864
Reynolds American, Inc.,
6.50%, 7/15/10	1,060	1,091
Rio Tinto Finance USA Ltd.,
6.50%, 7/15/18	625	673
9.00%, 5/1/19	95	117
Roche Holdings, Inc.,
6.00%, 3/1/19 (e)	3,180	3,546
SBA Telecommunications, Inc.,
8.25%, 8/15/19 (e)	1,160	1,201
Systems 2001 Asset Trust LLC,
6.66%, 9/15/13 (e)	2,323	2,306
Teck Resources Ltd.,
10.25%, 5/15/16	1,770	2,009
Telecom Italia Capital S.A.,
7.00%, 6/4/18	2,750	3,044
7.18%, 6/18/19	1,105	1,235
Telefonica Europe B.V.,
8.25%, 9/15/30	3,140	4,078
Time Warner Cable, Inc.,
6.75%, 6/15/39 (c)	655	711
8.25%, 4/1/19	965	1,168
8.75%, 2/14/19	1,240	1,530

56	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
Time Warner, Inc.,
5.88%, 11/15/16 (c)	$1,095	$1,163
7.70%, 5/1/32	85	96
Transocean, Inc.,
6.00%, 3/15/18	1,445	1,546
Tyco Electronics Group S.A.,
5.95%, 1/15/14	2,630	2,741
Union Pacific Corp.,
6.13%, 2/15/20	1,455	1,630
7.88%, 1/15/19	239	297
UnitedHealth Group, Inc.,
6.00%, 2/15/18	1,030	1,084
Vale Overseas Ltd.,
5.63%, 9/15/19 (c)	1,115	1,140
Verizon Communications, Inc.,
5.50%, 2/15/18	600	630
6.35%, 4/1/19 (c)	2,130	2,357
8.95%, 3/1/39	930	1,278
Viacom, Inc.,
5.63%, 9/15/19 (c)	185	188
6.88%, 4/30/36	1,515	1,606
Vivendi,
6.63%, 4/4/18 (e)	1,230	1,324
Vodafone Group plc,
5.63%, 2/27/17	975	1,035
Wal-Mart Stores, Inc.,
4.13%, 2/1/19 (c)	1,525	1,535
4.25%, 4/15/13	470	501
Watson Pharmaceuticals, Inc.,
6.13%, 8/15/19	1,460	1,538
Weatherford International Ltd.,
6.00%, 3/15/18	1,265	1,313
WPP Finance,
8.00%, 9/15/14	1,395	1,532
Wyeth,
5.45%, 4/1/17	310	336
6.45%, 2/1/24	840	953
Xerox Corp.,
6.35%, 5/15/18	610	635
XTO Energy, Inc.,
5.50%, 6/15/18	1,880	1,943
Yum! Brands, Inc.,
5.30%, 9/15/19	880	886
6.25%, 3/15/18	1,120	1,208
		199,938
Mortgages — Other (0.1%)
American Express Co.,
9.63%, 12/1/12 (d)(l)	11	—	@
American Housing Trust,
9.55%, 9/25/20 (d)	22	2
Mastr Adjustable Rate Mortgages Trust,
1.84%, 4/25/46 (h)	3,061	519
Ryland Acceptance Corp. IV,
6.65%, 7/1/11 (d)	1	—	@
Structured Adjustable Rate Mortgage Loan Trust,
0.55%, 9/25/34 (h)	819	592
		1,113
Municipal Bonds (0.5%)
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds,
6.18%, 1/1/34	1,370	1,540
State of California, General Obligation Bonds,
5.95%, 4/1/16	2,620	2,812
		4,352
Sovereign (0.8%)
Federative Republic of Brazil,
6.00%, 1/17/17	2,895	3,147
Korea Railroad Corp.,
5.38%, 5/15/13 (e)	1,230	1,256
Kreditanstalt Fuer Wiederaufbau,
4.88%, 6/17/19 (c)	1,700	1,852
United Mexican States,
5.63%, 1/15/17 (c)	1,180	1,231
		7,486
U.S. Agency Securities (2.6%)
Federal Home Loan Mortgage Corp.,
3.00%, 7/28/14 (c)	14,000	14,288
5.13%, 11/17/17 (c)	4,600	5,120
6.75%, 3/15/31 (c)	2,000	2,625
Federal National Mortgage Association,
5.38%, 6/12/17 (c)	1,830	2,071
		24,104
U.S. Treasury Securities (7.9%)
U.S. Treasury Bond Coupon STRIPS,
Zero Coupon, 11/15/19 (c)	33,410	22,938
U.S. Treasury Bond Principal STRIPS,
Zero Coupon, 11/15/21	38,610	23,758
U.S. Treasury Bond,
4.25%, 5/15/39 (c)	13,000	13,453
U.S. Treasury Notes,
1.13%, 12/15/11	100	100
2.63%, 7/31/14 (c)	7,000	7,119
4.00%, 8/15/18 (c)	9	10
4.75%, 8/15/17 (c)	4,730	5,272
		72,650
Utilities (4.5%)
AES Corp. (The),
8.75%, 5/15/13 (e)	2,145	2,196
Carolina Power & Light Co.,
5.30%, 1/15/19	580	629
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	1,130	1,090
7.88%, 4/1/13	730	823

The accompanying notes are an integral part of the financial statements.	57

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Utilities (cont’d)
Colorado Interstate Gas Co.,
6.80%, 11/15/15	$149	$166
Consumers Energy Co.,
4.00%, 5/15/10	1,410	1,431
Detroit Edison Co. (The),
6.13%, 10/1/10	1,285	1,351
E.ON International Finance B.V.,
5.80%, 4/30/18 (e)	2,845	3,067
EDF S.A.,
6.50%, 1/26/19 (e)	1,965	2,256
Enel Finance International S.A.,
5.13%, 10/7/19 (e)	2,750	2,738
Enterprise Products Operating LLC,
5.25%, 1/31/20	475	476
6.50%, 1/31/19	1,605	1,755
Exelon Generation Co. LLC,
5.20%, 10/1/19	2,875	2,912
FirstEnergy Solutions Corp.,
6.05%, 8/15/21 (e)	2,220	2,299
Kinder Morgan Finance Co. ULC,
5.70%, 1/5/16	2,610	2,499
NiSource Finance Corp.,
6.80%, 1/15/19	1,400	1,436
NRG Energy, Inc.,
8.50%, 6/15/19	1,120	1,127
Ohio Power Co.,
6.00%, 6/1/16	1,220	1,314
Pacificorp.,
5.50%, 1/15/19	335	365
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	1,680	1,763
8.75%, 5/1/19	565	679
PPL Energy Supply LLC,
6.30%, 7/15/13	1,380	1,483
6.50%, 5/1/18	505	545
Progress Energy, Inc.,
7.05%, 3/15/19	980	1,143
Public Service Co. of Colorado,
6.50%, 8/1/38	1,290	1,556
Texas Eastern Transmission LP,
7.00%, 7/15/32	1,060	1,223
Virginia Electric & Power Co.,
8.88%, 11/15/38	2,150	3,068
		41,390
Total Fixed Income Securities (Cost $891,615)		908,783

Shares
Short-Term Investments (29.8%)
Securities held as Collateral on Loaned Securities (14.7%)
Investment Company (13.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p)	123,860,395	123,860

Face Amount (000)
Repurchase Agreement (1.2%)

Deutsche Bank Securities, Inc., 0.06%, dated 9/30/09, due 10/1/09, repurchase price $11,062; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, Fixed Rate Mortgage, 3.75%, due 12/6/10; Federal Home Loan Banks, Fixed Rate Mortgages, 1.88% to 5.75%, due 2/18/11 to 1/27/14; Federal Home Loan Mortgage Corp., Adjustable Rate Mortgage, 0.41%, due 7/12/10; Federal Home Loan Mortgage Corp., Fixed Rate Mortgages, 2.00% to 5.92%, due 9/28/12 to 1/15/37; Federal National Mortgage Association, Fixed Rate Mortgages, 5.73% to 6.25%, due 5/15/29 to 1/22/37, valued at $11,283.

	$11,062	11,062
134,922

Shares
Investment Company (5.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p)	52,041,353	52,041

	Face Amount (000)
U.S. Treasury Securities (9.4%)
U.S. Treasury Bills,
0.04%, 11/12/09 (j)(r)(w)	$11,475	11,475
0.07%, 12/17/09 (c)(r)	75,000	74,988
		86,463
Total Short-Term Investments (Cost $273,415)		273,426
Total Investments (128.7%) (Cost $1,165,030) — Including $189,426 of Securities Loaned		1,182,209
Liabilities in Excess of Other Assets (-28.7%)		(263,363)
Net Assets (100%)		$918,846

(c)	All or a portion of security on loan at September 30, 2009.
(d)

At September 30, 2009, the Portfolio held approximately $2,000 of fair valued securities, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees.

58	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2009.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(l)	Security has been deemed illiquid at September 30, 2009.
(o)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2009.

(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2009.
(w)	All or a portion of the security was pledged as collateral for swap agreements.
@	Face Amount/Value is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2009.
IO	Interest Only
PAC	Planned Amortization Class
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
90 Day
EuroDollar	130	$31,818	Mar-11	$86
90 Day
EuroDollar	130	31,714	Jun-11	74
90 Day
EuroDollar	130	31,621	Sep-11	65
90 Day
EuroDollar	130	31,532	Dec-11	61
U.S. Treasury
2 yr. Note	792	171,839	Dec-09	909
U.S. Treasury
5 yr. Note	663	76,970	Dec-09	961
Short:
U.S. Treasury
10 yr. Note	894	105,785	Dec-09	(792)
U.S. Treasury
30 yr. Bond	171	20,755	Dec-09	(498)
				$866

Credit Default Swap Agreements

The Portfolio had the following credit default swap agreement(s) open at period end:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay Fixed Rate	Termination Date	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America
Tyco Electronics Ltd., 6.00%, 10/1/12	Buy	$2,115	5.00%	6/20/14	$82	$(302)

The accompanying notes are an integral part of the financial statements.	59

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	3 Month LIBOR	Pay	4.64%	5/27/19	$20,613	$182
	3 Month LIBOR	Receive	4.04	5/27/39	4,727	(157)
Deutsche Bank
	3 Month LIBOR	Pay	4.40	10/1/16	187,421	(73)
	3 Month LIBOR	Receive	4.41	10/3/18	100,833	104
	6 Month EURIBOR	Receive	4.46	8/5/19	59,330	(366)
	6 Month EURIBOR	Pay	5.06	8/5/24	72,100	524
UBS
	3 Month LIBOR	Pay	4.66	5/27/19	60,180	579
	3 Month LIBOR	Receive	4.04	5/27/39	13,928	(462)
						$331

EURIBOR — Euro Interbank Offered Rate

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	$20,454	3 Month LIBOR	Receive	11/15/19	$(1,573)
	20,062	3 Month LIBOR	Receive	11/15/21	(1,751)
					$(3,324)

LIBOR — London Interbank Offered Rate

60	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$7,024	$—	$7,024
Agency Bond — Banking (FDIC Guaranteed)	—	24,578	—	24,578
Agency Fixed Rate Mortgages	—	374,247	—	374,247
Asset Backed Securities	—	11,326	—	11,326
Collateralized Mortgage Obligations — Agency Collateral Series	—	6,677	—	6,677
Commercial Mortgage Backed Securities	—	26,009	—	26,009
Finance	—	107,889	—	107,889
Industrials	—	199,938	—	199,938
Mortgages — Other	—	1,111	2	1,113
Municipal Bonds	—	4,352	—	4,352
Sovereign	—	7,486	—	7,486
U.S. Agency Securities	—	24,104	—	24,104
U.S. Treasury Securities	—	72,650	—	72,650
Utilities	—	41,390	—	41,390
Total Fixed Income Securities	—	908,781	2	908,783
Futures Contracts	2,156	—	—	2,156
Interest Rate Swap Agreements	—	1,389	—	1,389
Short-Term Investments
Investment Company	175,901	—	—	175,901
Repurchase Agreement	—	11,062	—	11,062
U.S. Treasury Securities	—	86,463	—	86,463
Total Short-Term Investments	175,901	97,525	—	273,426
Total Assets	178,057	1,007,695	2	1,185,754

Liabilities:
Credit Default Swap Agreements	—	302	—	302
Futures Contracts	1,290	—	—	1,290
Interest Rate Swap Agreements	—	1,058	—	1,058
Zero Coupon Swap Agreements	—	3,324	—	3,324
Total Liabilities	1,290	4,684	—	5,974

Total	$176,767	$1,003,011	$2	$1,179,780

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Fixed Income Securities (000)
Balance as of 9/30/08	$84,600
Accrued discounts/premiums	(156)
Realized gain (loss)	(113,094)
Change in unrealized appreciation (depreciation)	102,365
Net purchases (sales)	(28,104)
Net transfers in and/or out of Level 3	(45,609)
Balance as of 9/30/09	$2
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/09.	$(29)

The accompanying notes are an integral part of the financial statements.	61

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

Intermediate Duration Portfolio

The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated U.S. government securities, investment grade corporate bonds, and mortgage securities. The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest will be denominated in U.S. dollars. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in to-be-announced pass through mortgage securities (“TBAs”). The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives. In addition, the Portfolio may invest a portion of its assets in structured investments consistent with its investment objective and policies.

Performance

For the fiscal year ended September 30, 2009, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 9.31%, net of fees. The Portfolio’s Class I underperformed against its benchmark the Barclays Capital Intermediate U.S. Government/Credit Index (the “Index”) which returned 10.01%.

Factors Affecting Performance

•                  While virtually all spread (i.e. non-government) sectors of the fixed income market were under a great deal of pressure 12 months ago, most have since begun to recover.

•                  The recovery began in March when certain economic indicators stabilized or improved, suggesting that perhaps the contraction in economic growth was slowing. Credit conditions also became more favorable, thanks to the various initiatives of the Federal Reserve and the government to inject liquidity into the financial system. In the months that followed, positive news on the corporate, banking and economic fronts helped bolster investor confidence.

•                  U.S. Treasury yields began to rise in 2009, a reversal from the last quarter of 2008 when extreme risk aversion led to a flight to quality that pushed yields markedly lower. As a result, Treasury performance has lagged other sectors of the fixed income market year to date.

•                  Within the corporate sector, both investment-grade and high-yield credit spreads have narrowed substantially, but the low interest rate environment and renewed investor risk appetite has helped the high-yield segment to outperform so far this year. Financials, the sector hardest hit by the downturn in 2008, have rebounded strongly and outpaced both industrials and utilities in recent months.

•                  The residential mortgage sector enjoyed much stronger performance this year, posting healthy gains versus equal-duration Treasuries. This was due in part to the Federal Reserve’s program of purchasing large quantities of agency mortgage-backed securities (“MBS”).

•                  The Portfolio has been overweight the corporate credit sector since the beginning of 2009, which has been beneficial to relative performance. Within the Portfolio’s corporate credit holdings, overweight allocations to the banking, food and beverage, insurance and media sectors were additive to relative returns as significant spread tightening in these sectors led to their strong performance.

•                  Additionally, our yield-curve strategies were advantageous, helping to enhance relative performance for the reporting period.

Management Strategies

•                  With regard to the Portfolio’s MBS holdings, we reduced the allocation to non-agency MBS to near zero by the end of 2008.

•                  Over the past several months, we increased the Portfolio’s corporate credit position from an underweight relative to the Index to an overweight.

•                  With regard to yield-curve strategy, we employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies across the swap curve.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Intermediate Duration Portfolio

*                 Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Barclays Capital Intermediate U.S. Government/Credit Index(1) and the Lipper Short-Intermediate Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	9.31%	2.34%	4.57%	5.41%
Barclays Capital Intermediate U.S. Government/Credit Index	10.01	4.68	5.90	6.30
Lipper Short-Intermediate Investment Grade Debt Funds Index	11.07	3.81	4.88	5.40

Portfolio — Investment Class(5)	9.19	2.18	4.41	4.51
Barclays Capital Intermediate U.S. Government/Credit Index	10.01	4.68	5.90	5.95
Lipper Short-Intermediate Investment Grade Debt Funds Index	11.07	3.81	4.88	4.94

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Barclays Capital Intermediate U.S. Government/Credit Index is a fixed income market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher publicly-traded fixed-rate U.S. government, U.S. agency, and corporate issues with remaining maturities of at least one year and not longer than ten years. To be included in the Index, bonds must have an outstanding par value of at least $250 million. Non-dollar denominated and convertible bonds are excluded from the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Short-Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short-Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short-Intermediate Investment Grade Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on October 3, 1994.
(5)	Commenced operations on August 16, 1999.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	45.8%
Industrials	19.4
Finance	15.2
U.S. Agency Securities	7.3
Other*	9.2
Short-Term Investments	3.1
Total Investments	100.0%

*                 Industries and/or investment types representing less than 5% of total investments.

2009 Annual Report

September 30, 2009

Portfolio of Investments

Intermediate Duration Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (96.8%)
Agency Bond — Banking (FDIC Guaranteed) (2.0%)
GMAC, Inc.,
2.20%, 12/19/12	$2,750	$2,781
Agency Fixed Rate Mortgages (0.2%)
Federal National Mortgage Association,
Conventional Pools:
6.50%, 7/1/30 - 5/1/33	271	293
7.00%, 11/1/32	6	6
Government National Mortgage Association,
Various Pools:
9.50%, 11/15/16 - 1/15/19	47	52
		351
Asset Backed Securities (0.4%)
Capital Auto Receivables Asset Trust,
0.30%, 7/15/10 (h)	49	49
4.98%, 5/15/11	239	243
Capital One Auto Finance Trust,
5.07%, 7/15/11	12	12
GS Auto Loan Trust,
5.37%, 12/15/10	23	23
Harley-Davidson Motorcycle Trust,
4.07%, 2/15/12	44	45
Residential Asset Mortgage Products, Inc.,
0.34%, 10/25/36 (h)	4	5
SLM Student Loan Trust,
0.49%, 10/27/14 (h)	166	165
		542
Collateralized Mortgage Obligations — Agency Collateral Series (0.1%)
Federal Home Loan Mortgage Corp.,
IO REMIC
7.00%, 2/15/32	55	10
IO STRIPS
6.50%, 8/1/28	208	38
Government National Mortgage Association,
Inv Fl IO
7.71%, 12/16/25	112	18
7.75%, 9/16/27	82	11
7.76%, 5/16/32	65	11
		88
Finance (15.1%)
ACE INA Holding, Inc.,
5.60%, 5/15/15	205	222
5.90%, 6/15/19	30	33
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11 (e)	295	291
Allstate Corp. (The),
7.45%, 5/16/19	130	155
American Express Co.,
8.13%, 5/20/19	355	421
American Express Credit Corp.,
5.13%, 8/25/14	145	150
7.30%, 8/20/13	205	228
AvalonBay Communities, Inc.,
6.10%, 3/15/20	290	299
Bank of America Corp.,
5.65%, 5/1/18	895	885
5.75%, 12/1/17	460	460
Barclays Bank plc,
6.75%, 5/22/19	530	594
BB&T Corp.,
6.85%, 4/30/19	215	241
Bear Stearns Cos. LLC (The),
6.40%, 10/2/17	425	463
7.25%, 2/1/18	255	292
Capital One Bank USA N.A.,
8.80%, 7/15/19	525	608
Catlin Insurance Co., Ltd.,
7.25%, (e)(h)(o)	150	101
Citigroup, Inc.,
6.13%, 11/21/17 - 5/15/18	865	859
8.50%, 5/22/19	770	870
Credit Suisse USA, Inc.,
5.13%, 8/15/15	85	90
Credit Suisse, New York,
5.30%, 8/13/19	680	699
6.00%, 2/15/18	215	225
Deutsche Bank AG,
3.88%, 8/18/14	550	557
General Electric Capital Corp.,
5.63%, 5/1/18	530	528
6.00%, 8/7/19	515	524
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	1,140	1,201
6.25%, 9/1/17	670	710
HBOS plc,
6.75%, 5/21/18 (e)	320	286
HSBC Finance Corp.,
5.50%, 1/19/16	480	491
6.75%, 5/15/11	285	301
John Hancock Global Funding II,
7.90%, 7/2/10 (e)	715	743
JPMorgan Chase & Co.,
4.75%, 5/1/13	535	567
6.00%, 1/15/18	425	457
6.30%, 4/23/19	235	257
Mack-Cali Realty Corp.,
7.75%, 8/15/19	350	361
Merrill Lynch & Co., Inc.,
6.88%, 4/25/18	725	764
MetLife, Inc.,
6.75%, 6/1/16	95	106
6.82%, 8/15/18	155	173
7.72%, 2/15/19	180	212
Nationwide Building Society,
4.25%, 2/1/10 (e)	275	275

64	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face Amount (000)	Value (000)
Finance (cont’d)
PNC Funding Corp.,
6.70%, 6/10/19	$235	$260
Principal Financial Group, Inc.,
8.88%, 5/15/19	190	228
Prudential Financial, Inc.,
4.75%, 9/17/15	280	278
7.38%, 6/15/19	200	224
Royal Bank of Scotland plc (The),
4.88%, 8/25/14 (e)	140	142
Simon Property Group LP,
6.75%, 5/15/14	205	220
Travelers Cos., Inc. (The),
5.80%, 5/15/18	175	194
5.90%, 6/2/19	55	62
Two-Rock Pass-Through Trust,
1.40%, (e)(h)(o)	290	1
UBS AG,
5.88%, 12/20/17	200	205
UnitedHealth Group, Inc.,
6.00%, 2/15/18	185	195
WEA Finance LLC/WT Finance Australia Property Ltd.,
6.75%, 9/2/19 (e)	675	684
WellPoint, Inc.,
7.00%, 2/15/19	50	57
Wells Fargo & Co.,
5.63%, 12/11/17	1,240	1,305
Xlliac Global Funding,
4.80%, 8/10/10 (e)	395	394
		21,148
Industrials (19.4%)
Agilent Technologies, Inc.,
5.50%, 9/14/15	180	185
Altria Group, Inc.,
9.25%, 8/6/19	125	153
Amgen, Inc.,
5.70%, 2/1/19	40	44
5.85%, 6/1/17	270	297
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 11/15/14 (e)	300	320
ArcelorMittal,
9.85%, 6/1/19	640	758
Archer-Daniels-Midland Co.,
5.45%, 3/15/18	165	179
AstraZeneca plc,
6.45%, 9/15/37	10	12
AT&T Corp.,
8.00%, 11/15/31	95	119
AT&T, Inc.,
5.30%, 11/15/10	160	167
5.80%, 2/15/19	350	375
6.55%, 2/15/39	235	257
BAT International Finance plc,
9.50%, 11/15/18 (e)	200	260
Baxter International, Inc.,
4.00%, 3/1/14	45	47
4.63%, 3/15/15	160	172
5.38%, 6/1/18	140	152
Biogen Idec, Inc.,
6.88%, 3/1/18	225	247
Boeing Co. (The),
6.00%, 3/15/19	260	292
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	30	26
7.13%, 6/15/12	220	222
Bunge Ltd. Finance Corp.,
8.50%, 6/15/19	80	92
Caterpillar Financial Services Corp.,
4.90%, 8/15/13	60	64
Caterpillar, Inc.,
7.90%, 12/15/18	130	161
Cisco Systems, Inc.,
4.95%, 2/15/19	280	295
Comcast Corp.,
5.70%, 5/15/18	125	131
6.50%, 1/15/17	270	297
ConAgra Foods, Inc.,
7.00%, 4/15/19	235	277
ConocoPhillips,
5.75%, 2/1/19	520	568
Cooper U.S., Inc.,
5.25%, 11/15/12	195	211
Corning, Inc.,
6.63%, 5/15/19	115	126
CSX Corp.,
7.38%, 2/1/19	125	147
CVS Caremark Corp.,
6.60%, 3/15/19	45	51
CVS Pass-Through Trust,
6.04%, 12/10/28	222	215
8.35%, 7/10/31 (e)	185	206
Daimler Finance North America LLC,
7.30%, 1/15/12	230	248
Delhaize Group S.A. ,
6.50%, 6/15/17	400	436
Deutsche Telekom International Finance B.V.,
8.50%, 6/15/10	435	456
Devon Energy Corp.,
6.30%, 1/15/19	200	221
Diageo Capital plc,
7.38%, 1/15/14	280	325
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19 (e)	200	200
7.63%, 5/15/16	60	64

The accompanying notes are an integral part of the financial statements.	65

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
E.I. Du Pont de Nemours & Co.,
6.00%, 7/15/18	$115	$129
Emerson Electric Co.,
4.88%, 10/15/19	165	175
5.00%, 4/15/19	65	69
EnCana Corp.,
5.90%, 12/1/17	245	262
6.50%, 5/15/19	50	56
FBG Finance Ltd.,
5.13%, 6/15/15 (e)	255	266
France Telecom S.A.,
5.38%, 7/8/19	100	106
8.50%, 3/1/31	30	42
General Electric Co.,
5.25%, 12/6/17	1,100	1,131
General Mills, Inc.,
5.65%, 2/15/19	195	212
GlaxoSmithKline Capital, Inc.,
5.65%, 5/15/18	205	225
Harley-Davidson Funding Corp.,
6.80%, 6/15/18 (e)	220	215
Hewlett-Packard Co.,
4.75%, 6/2/14	165	177
5.50%, 3/1/18	110	121
Holcim U.S. Finance SARL & Cie SCS,
6.00%, 12/30/19 (e)	115	117
Home Depot, Inc.,
5.88%, 12/16/36	280	273
International Business Machines Corp.,
7.63%, 10/15/18	200	247
International Paper Co.,
7.50%, 8/15/21	140	149
KLA-Tencor Corp.,
6.90%, 5/1/18	170	178
Kohl’s Corp.,
6.88%, 12/15/37	220	247
Koninklijke Philips Electronics N.V.,
5.75%, 3/11/18	295	318
Kraft Foods, Inc.,
6.13%, 8/23/18	580	616
6.75%, 2/19/14	10	11
Kroger Co. (The),
3.90%, 10/1/15	75	76
5.00%, 4/15/13	100	106
6.40%, 8/15/17	30	33
LG Electronics, Inc.,
5.00%, 6/17/10 (e)	140	141
Lorillard Tobacco Co.,
8.13%, 6/23/19	450	512
Medco Health Solutions, Inc.,
7.13%, 3/15/18	270	306
Merck & Co., Inc.,
5.00%, 6/30/19	310	331
Microsoft Corp.,
4.20%, 6/1/19	110	113
Newmont Mining Corp.,
5.13%, 10/1/19	420	421
News America, Inc.,
6.90%, 3/1/19	200	223
7.85%, 3/1/39	50	59
Norfolk Southern Corp.,
5.75%, 1/15/16 (e)	140	153
Omnicom Group, Inc.,
6.25%, 7/15/19	235	254
Oracle Corp.,
5.75%, 4/15/18	45	50
Pearson Dollar Finance Two plc,
6.25%, 5/6/18 (e)	145	153
Philip Morris International, Inc.,
5.65%, 5/16/18	295	315
Potash Corp. of Saskatchewan, Inc.,
4.88%, 3/30/20	45	45
6.50%, 5/15/19	245	275
Procter & Gamble Co. (The),
4.70%, 2/15/19	135	141
Questar Market Resources, Inc.,
6.80%, 4/1/18	235	241
Rio Tinto Finance USA Ltd.,
6.50%, 7/15/18	100	108
9.00%, 5/1/19	45	55
Roche Holdings, Inc.,
6.00%, 3/1/19 (e)	455	507
Systems 2001 Asset Trust LLC,
6.66%, 9/15/13 (e)	174	172
Telecom Italia Capital S.A.,
4.95%, 9/30/14	15	16
7.00%, 6/4/18	360	398
7.18%, 6/18/19	190	212
Telefonica Europe B.V.,
8.25%, 9/15/30	395	513
Time Warner Cable, Inc.,
6.75%, 6/15/39	100	109
8.25%, 4/1/19	130	157
8.75%, 2/14/19	230	284
Time Warner, Inc.,
5.88%, 11/15/16	550	584
Transocean, Inc.,
6.00%, 3/15/18	190	203
Union Pacific Corp.,
7.88%, 1/15/19	450	559
Vale Overseas Ltd.,
5.63%, 9/15/19	160	164
Verizon Communications, Inc.,
5.50%, 2/15/18	235	247
6.35%, 4/1/19	705	780

66	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
Verizon Global Funding Corp.,
7.25%, 12/1/10	$140	$149
Viacom, Inc.,
5.63%, 9/15/19	205	209
Vivendi,
6.63%, 4/4/18 (e)	175	188
Wal-Mart Stores, Inc.,
4.13%, 2/1/19	310	312
Watson Pharmaceuticals, Inc.,
6.13%, 8/15/19	335	353
Weatherford International Ltd.,
6.00%, 3/15/18	145	150
9.63%, 3/1/19	275	345
WPP Finance,
8.00%, 9/15/14	200	220
Wyeth,
5.45%, 4/1/17	770	836
5.50%, 2/15/16	45	49
Xerox Corp.,
6.35%, 5/15/18	160	167
XTO Energy, Inc.,
5.50%, 6/15/18	290	300
6.50%, 12/15/18	40	44
Yum! Brands, Inc.,
5.30%, 9/15/19	95	96
6.25%, 3/15/18	220	237
		27,088
Municipal Bond (0.3%)
State of California,
5.95%, 4/1/16	360	386

Sovereign (1.3%)
Federative Republic of Brazil,
6.00%, 1/17/17	435	473
Korea Railroad Corp.,
5.38%, 5/15/13 (e)	245	250
Kreditanstalt Fuer Wiederaufbau,
4.88%, 6/17/19	260	283
Province of Quebec Canada,
6.13%, 1/22/11	550	586
United Mexican States,
5.63%, 1/15/17	270	282
		1,874
U.S. Agency Securities (7.3%)
Federal Home Loan Bank,
5.00%, 11/17/17	760	832
Federal Home Loan Mortgage Corp.,
1.75%, 6/15/12	5,530	5,563
3.00%, 7/28/14	1,500	1,531
5.50%, 8/23/17	2,000	2,280
		10,206
U.S. Treasury Securities (45.8%)
U.S. Treasury Bond Coupon STRIPS,
Zero Coupon, 11/15/19 - 11/15/22	16,210	10,641
U.S. Treasury Bond,
5.38%, 2/15/31	160	190
U.S. Treasury Notes,
0.88%, 12/31/10 - 3/31/11	28,700	28,828
1.00%, 9/30/11	3,500	3,504
1.50%, 12/31/13	2,245	2,199
1.75%, 1/31/14 - 3/31/14	7,700	7,582
2.63%, 7/31/14	6,850	6,967
3.75%, 11/15/18	2,100	2,173
4.00%, 8/15/18	1,708	1,804
		63,888
Utilities (4.9%)
CenterPoint Energy Resources Corp.,
7.88%, 4/1/13	100	113
Columbus Southern Power Co.,
4.40%, 12/1/10	100	103
Consumers Energy Co.,
4.00%, 5/15/10	100	101
Detroit Edison Co. (The),
6.13%, 10/1/10	155	163
E.ON International Finance B.V.,
5.80%, 4/30/18 (e)	510	550
Enel Finance International S.A.,
5.13%, 10/7/19 (e)	400	398
Enterprise Products Operating LLC,
6.50%, 1/31/19	215	235
9.75%, 1/31/14	275	333
Exelon Generation Co. LLC,
5.20%, 10/1/19	550	557
FirstEnergy Solutions Corp.,
6.05%, 8/15/21 (e)	205	212
Kinder Morgan Energy Partners LP,
5.95%, 2/15/18	550	576
Nisource Finance Corp.,
0.98%, 11/23/09 (h)	165	165
6.80%, 1/15/19	185	190
Ohio Power Co.,
6.00%, 6/1/16	85	92
Plains All American Pipeline LP/PAA Finance Corp.,
8.75%, 5/1/19	400	481
PPL Energy Supply LLC,
6.30%, 7/15/13	145	156
6.50%, 5/1/18	180	194
Progress Energy, Inc.,
7.05%, 3/15/19	285	332
Public Service Co. of Colorado,
5.80%, 8/1/18	195	218
Public Service Electric & Gas Co.,
5.00%, 1/1/13	145	154

The accompanying notes are an integral part of the financial statements.	67

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face Amount (000)	Value (000)
Utilities (cont’d)
Southern Co.,
4.15%, 5/15/14	$185	$191
Spectra Energy Capital LLC,
8.00%, 10/1/19	600	709
Union Electric Co.,
6.70%, 2/1/19	195	220
Virginia Electric and Power Co.,
5.40%, 4/30/18	400	429
		6,872
Total Fixed Income Securities (Cost $131,397)		135,224

Shares
Short-Term Investments (3.1%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p)	2,192,933	2,193

	Face Amount (000)
U.S. Treasury Security (1.5%)
U.S. Treasury Bill,
0.04%, 11/12/09 (j)(r)(w)	$2,143	2,143
Total Short-Term Investments (Cost $4,335)		4,336
Total Investments (99.9%) (Cost $135,732)		139,560
Other Assets in Excess of Liabilities (0.1%)		79
Net Assets (100%)		$139,639

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2009.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(o)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2009.

(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2009.
(w)	All or a portion of the security was pledged as collateral for swap agreements.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2009.
IO	Interest Only
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
90 Day
EuroDollar	17	$4,161	Mar-11	$11
90 Day
EuroDollar	17	4,147	Jun-11	9
90 Day
EuroDollar	17	4,135	Sep-11	8
90 Day
EuroDollar	17	4,123	Dec-11	7
U.S. Treasury
2 yr. Note	115	24,951	Dec-09	132
U.S. Treasury
5 yr. Note	166	19,272	Dec-09	251
Short:
U.S. Treasury
10 yr. Note	145	17,158	Dec-09	(130)
U.S. Treasury
30 yr. Bond	92	11,166	Dec-09	(270)
				$18

68	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	3 Month LIBOR	Pay	4.64%	5/27/19	$2,843	$25
	3 Month LIBOR	Receive	4.04	5/27/39	652	(22)
Deutsche Bank
	3 Month LIBOR	Pay	4.40	10/1/16	28,556	(11)
	3 Month LIBOR	Receive	4.41	10/3/18	15,363	16
UBS
	3 Month LIBOR	Pay	4.66	5/27/19	8,302	80
	3 Month LIBOR	Receive	4.04	5/27/39	1,921	(64)
						$24

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	$2,960	3 Month LIBOR	Receive	11/15/19	$(228)
	4,835	3 Month LIBOR	Pay	11/15/19	(204)
Deutsche Bank
	1,934	3 Month LIBOR	Receive	11/15/21	(109)
JPMorgan Chase
	1,354	3 Month LIBOR	Receive	11/15/19	(87)
	557	3 Month LIBOR	Receive	11/15/21	(44)
	215	3 Month LIBOR	Receive	11/14/22	(20)
					$(692)

LIBOR — London Interbank Offered Rate

The accompanying notes are an integral part of the financial statements.	69

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Bond — Banking (FDIC Guaranteed)	$—	$2,781	$—	$2,781
Agency Fixed Rate Mortgages	—	351	—	351
Asset Backed Securities	—	542	—	542
Collateralized Mortgage Obligations — Agency Collateral Series	—	88	—	88
Finance	—	21,148	—	21,148
Industrials	—	27,088	—	27,088
Municipal Bond	—	386	—	386
Sovereign	—	1,874	—	1,874
U.S. Agency Securities	—	10,206	—	10,206
U.S. Treasury Securities	—	63,888	—	63,888
Utilities	—	6,872	—	6,872
Total Fixed Income Securities	—	135,224	—	135,224
Futures Contracts	418	—	—	418
Interest Rate Swap Agreements	—	121	—	121
Short-Term Investments
Investment Company	2,193	—	—	2,193
U.S. Treasury Security	—	2,143	—	2,143
Total Short-Term Investments	2,193	2,143	—	4,336
Total Assets	2,611	137,488	—	140,099

Liabilities:
Futures Contracts	400	—	—	400
Interest Rate Swap Agreements	—	97	—	97
Zero Coupon Swap Agreements	—	692	—	692
Total Liabilities	400	789	—	1,189

Total	$2,211	$136,699	$—	$138,910

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Fixed Income Securities (000)
Balance as of 9/30/08	$3,921
Accrued discounts/premiums	—
Realized gain (loss)	(4,002)
Change in unrealized appreciation (depreciation)	3,427
Net purchases (sales)	(2,423)
Net transfers in and/or out of Level 3	(923)
Balance as of 9/30/09	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/09.	$—

70	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

International Fixed Income Portfolio

The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the United States, including securities of issuers located in emerging markets or developing countries, and, including, to a limited degree, high yield securities (commonly referred to as “junk bonds”). The securities held by the Portfolio ordinarily will be denominated in foreign currencies. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in asset-backed and mortgage-backed securities and use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives. In addition, the Portfolio may invest a portion of its assets in structured investments consistent with its investment objective and policies.

Performance

For the fiscal year ended September 30, 2009, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 13.74%, net of fees. The Portfolio’s Class I outperformed against the Blended Barclays Capital Global Aggregate Bond ex-U.S. Index which returned 12.28% and underperformed against the Citigroup World Government Bond Ex-U.S. Index which returned 16.07%.

Factors Affecting Performance

•                  The default of Lehman Brothers on September 15, 2008 and the “breaking of the buck” by one money market fund shortly thereafter set off a cascade of events in the markets. The subsequent huge withdrawals of assets from mutual funds, money market funds and hedge funds resulted in large-scale forced asset sales, driving credit spreads sharply wider, government bonds yields sharply lower and leading to a strong rally in the U.S. dollar and sell-off in emerging market currencies.

•                  Governments and central banks across the globe provided unprecedented levels of monetary and fiscal support in the fourth quarter of 2008 and first quarter of 2009. The credit markets responded very positively, with exceptionally strong returns for the second and third quarters of this year as it appeared that the policy actions had prevented a descent into another “Great Depression” scenario.

•                  The provision of large amounts of liquidity has undoubtedly been beneficial for the credit markets. Investors and savers, unable to achieve a good rate of return from bank deposits or money market funds, have been forced to look elsewhere for attractive yields. The investment grade credit market has been a great beneficiary of this, with record inflows into investment grade credit funds year-to-date.

•                  At the end of September, market participants began to question the pace of a global economic recovery as selective economic data, including U.S. employment figures, disappointed the markets.

•                  The Portfolio held an overweight to corporate credit during the period, which detracted from performance in the fourth quarter of 2008 and first quarter of 2009 as credit spreads widened. However, the overweight added significantly to relative and absolute returns from March onward as credit spreads tightened significantly.

•                  Currency strategy had a significant positive impact on relative returns. The Portfolio realized gains in the fourth quarter of 2008 from an overweight in the Japanese yen versus an underweight in the British pound and the Canadian dollar. In the second and third quarters of this year, the Portfolio benefited from long exposure to a basket of Asian, emerging market and commodity-related currencies versus the U.S. dollar and the Euro.

•                  Interest rate strategy had a small positive impact on returns, with gains realized in the fourth quarter of 2008 from the Portfolio’s marginally long duration in selective jurisdictions as government yields fell across geographies.

Management Strategies

•                  We maintained an overweight in corporate credit throughout the reporting period, with a preference for non-cyclical and defensive sectors, reflective of the attractive valuation in the asset class.

•                  During the third quarter of this year, we have been increasing currency risk in the Portfolio.

•                  With regard to our interest rate strategy, we reduced the Portfolio’s duration to a neutral position relative to the Index by the end of the reporting period.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

International Fixed Income Portfolio

*                 Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Blended Barclays Capital Global Aggregate Bond ex-U.S. Index(1), the Citigroup World Government Bond Ex-U.S. Index(2) and the Lipper International Income Funds Index(3)

	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I(5)	13.74%	5.68%	6.05%	6.03%
Blended Barclays Capital Global Aggregate Bond ex-U.S. Index	12.28	5.93	5.93	6.74
Citigroup World Government Bond Ex-U.S. Index	16.07	7.06	6.66	6.56
Lipper International Income Funds Index	13.56	6.36	6.89	6.85

Portfolio — Class P(6)	13.23	—	—	8.65
Blended Barclays Capital Global Aggregate Bond ex-U.S. Index	12.28	—	—	7.30
Citigroup World Government Bond Ex-U.S. Index	16.07	—	—	10.45
Lipper International Income Funds Index	13.56	—	—	6.75

Portfolio — Class H w/o sales charges(7)	13.47	—	—	5.84
Portfolio — Class H with maximum 3.50% sales charges(7)	9.53	—	—	3.73
Blended Barclays Capital Global Aggregate Bond ex-U.S. Index	12.28	—	—	6.41
Citigroup World Government Bond Ex-U.S. Index	16.07	—	—	8.83
Lipper International Income Funds Index	13.56	—	—	5.58

Portfolio — Class L(8)	13.04	—	—	7.46
Blended Barclays Capital Global Aggregate Bond ex-U.S. Index	12.28	—	—	8.82
Citigroup World Government Bond Ex-U.S. Index	16.07	—	—	11.29
Lipper International Income Funds Index	13.56	—	—	7.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Blended Barclays Capital Global Aggregate Bond ex-U.S. Index is comprised of 50% the Barclays Capital Global Aggregate Bond ex-U.S. Index, -Unhedged and 50% the Barclays Capital Global Aggregate Bond ex U.S. Index, -Hedge to the U.S. dollar. The Barclays Capital Global Aggregate Bond Index is an unmanaged, broad-based measure of the global investment-grade fixed-rate debt markets. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Citigroup World Government Bond Ex-U.S. Index is a market-capitalization weighted benchmark that tracks the performance of the 20 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper International Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Income Funds classification.

(4)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)	Commenced operations on April 29, 1994.
(6)	Commenced operations on September 28, 2007.
(7)	Commenced operations on January 2, 2008.
(8)	Commenced operations on June 16, 2008.
(9)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Indexes.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

International Fixed Income Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Government	51.6%
Financial	20.3
Consumer, Non-Cyclical	5.1
Other*	15.9
Short-Term Investments	7.1
Total Investments	100.0%

*      Industries and/or investment types representing less than 5% of total investments.

2009 Annual Report

September 30, 2009

Portfolio of Investments

International Fixed Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (91.8%)
Australia (1.3%)
Queensland Treasury Corp.,
6.00%, 10/14/15	AUD	450	$403

Austria (1.9%)
Republic of Austria,
3.50%, 7/15/15	EUR	400	603

Brazil (1.3%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/14	BRL	800	418

Canada (8.1%)
Bombardier, Inc.,
7.25%, 11/15/16	EUR	100	149
Government of Canada,
2.00%, 12/1/14	CAD	800	726
4.00%, 6/1/17		600	599
Quebec Province,
1.60%, 5/9/13	JPY	70,000	760
Royal Bank of Canada,
4.50%, 11/5/12	EUR	200	309
			2,543
Denmark (1.4%)
Kingdom of Denmark,
5.00%, 11/15/13	DKK	2,000	429

France (7.7%)
BNP Paribas,
5.43%, 9/7/17	EUR	100	162
Caisse d’Amortissment de la Dette Sociale,
4.50%, 9/4/13		350	553
Compagnie de Financement Foncier,
1.25%, 12/1/11	JPY	50,000	556
Credit Agricole S.A.,
6.00%, 6/24/13	EUR	100	163
Crown European Holdings S.A.,
6.25%, 9/1/11		75	115
Europcar Groupe S.A.,
4.37%, 5/15/13 (h)		150	198
France Telecom S.A.,
8.13%, 1/28/33		60	119
GDF Suez,
5.63%, 1/18/16		50	81
Lafarge S.A.,
6.13%, 5/28/15		100	153
RTE EDF Transport S.A.,
5.13%, 9/12/18		100	157
Societe Generale,
6.13%, 8/20/18		100	163
			2,420
Germany (4.9%)
Bundesrepublik Deutschland,
4.75%, 7/4/34		200	325
Grohe Holding GmbH,
3.87%, 1/15/14 (h)		50	62
Kreditanstalt fuer Wiederaufbau,
1.35%, 1/20/14	JPY	70,000	794
3.13%, 2/25/14	EUR	250	376
			1,557
Greece (4.5%)
Government of Greece,
4.60%, 5/20/13		200	311
5.25%, 5/18/12		700	1,103
			1,414
Hungary (0.9%)
Republic of Hungary,
5.75%, 6/11/18		100	152
6.00%, 10/24/12	HUF	27,000	141
			293
Ireland (0.7%)
GE Capital European Funding,
5.25%, 5/18/15	EUR	100	154
Smurfit Kappa Funding plc,
7.75%, 4/1/15		50	71
			225
Italy (0.7%)
Fiat Finance & Trade Ltd. S.A.,
6.63%, 2/15/13		150	223

Japan (11.9%)
Development Bank of Japan,
1.75%, 3/17/17	JPY	20,000	234
Government of Japan,
1.30%, 3/20/18		15,000	171
1.40%, 9/20/15		100,000	1,158
1.70%, 6/18/20 - 6/20/33		90,000	945
2.50%, 9/20/36		60,000	710
Japan Finance Organization for Municipalities,
1.90%, 6/22/18		30,000	353
Sharp Corp. (Convertible),
Zero Coupon, 9/30/13		17,000	177
			3,748
Jersey (0.4%)
ASIF III (Jersey) Ltd.,
4.75%, 9/11/13	EUR	100	133

Luxembourg (0.9%)
ArcelorMittal,
9.38%, 6/3/16		100	171
Wind Acquisition Finance S.A.,
9.75%, 12/1/15		75	119
			290
Mexico (0.8%)
Mexican Bonos,
10.00%, 12/5/24	MXN	3,000	257

74	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

International Fixed Income Portfolio

	Face Amount (000)		Value (000)
Netherlands (8.6%)
ABN Amro Bank N.V. (Convertible),
1.88%, 10/27/10	EUR	50	$72
Bank Nederlandse Gemeenten,
3.75%, 12/16/13		200	304
Government of Netherlands,
4.00%, 1/15/37		800	1,164
Impress Holdings B.V.,
4.12%, 9/15/13 (h)		60	83
ING Bank N.V.,
5.25%, 6/5/18		150	243
Linde Finance B.V.,
4.75%, 4/24/17		100	153
OI European Group B.V.,
6.88%, 3/31/17		150	215
Telecom Italia Finance S.A.,
7.75%, 1/24/33		150	253
Telefonica Europe B.V.,
5.88%, 2/14/33		150	236
			2,723
Norway (1.1%)
Kingdom of Norway,
6.50%, 5/15/13	NOK	1,800	343

Poland (1.9%)
Government of Poland,
5.25%, 4/25/13 - 10/25/17	PLN	1,800	610

Russia (0.4%)
Gaz Capital S.A.,
4.56%, 12/9/12	EUR	75	111

South Africa (0.9%)
Government of South Africa,
7.25%, 1/15/20	ZAR	2,500	296

Spain (3.7%)
Government of Spain,
3.90%, 10/31/12	EUR	500	773
Santander International Debt S.A.,
5.63%, 2/14/12		150	234
Telefonica Emisiones S.A.U.,
5.58%, 6/12/13		100	158
			1,165
Supranational (3.2%)
European Investment Bank,
1.25%, 9/20/12	JPY	70,000	798
1.40%, 6/20/17		20,000	227
			1,025
Sweden (2.2%)
Government of Sweden,
5.50%, 10/8/12	SEK	3,500	552
Telefonaktiebolaget LM Ericsson,
6.75%, 11/28/10	EUR	100	147
			699
Switzerland (0.4%)
Adecco Financial Services Bermuda Ltd. (Convertible),
Zero Coupon, 8/26/13	CHF	105	111

United Kingdom (13.1%)
Allied Domecq Financial Services Ltd.,
6.63%, 4/18/11	GBP	100	167
Anglo American Capital plc,
5.88%, 4/17/15	EUR	100	157
BAA Funding Ltd.,
4.60%, 2/15/20 (e)(h)		200	234
Barclays Bank plc,
4.25%, 10/27/11		250	384
BAT International Finance plc,
5.38%, 6/29/17		150	233
FCE Bank plc,
7.13%, 1/15/13		100	136
Imperial Tobacco Finance plc,
4.38%, 11/22/13		100	148
8.38%, 2/17/16		50	86
JTI UK Finance plc,
4.50%, 4/2/14		100	153
Lloyds TSB Bank plc,
3.75%, 11/17/11		150	228
National Grid Gas plc,
5.13%, 5/14/13		150	234
Rexam plc,
6.75%, 6/29/67 (h)		200	261
Royal Bank of Scotland plc (The),
3.75%, 11/14/11		200	305
4.13%, 11/14/11	GBP	100	167
Tesco plc,
5.88%, 9/12/16	EUR	150	245
United Kingdom Treasury Bond,
4.25%, 3/7/36	GBP	600	981
			4,119
United States (7.8%)
Chesapeake Energy Corp.,
6.25%, 1/15/17	EUR	70	95
Countrywide Financial Corp.,
1.25%, 11/23/10 (h)		200	291
General Electric Capital Corp.,
4.00%, 6/15/12 (v)		200	307
Goldman Sachs Group, Inc. (The),
1.20%, 5/23/16 (h)		200	265
3.50%, 12/8/11 (v)		200	302
ITW Finance Europe S.A.,
5.25%, 10/1/14		75	114
JPMorgan Chase & Co.,
3.63%, 12/12/11 (v)		200	304
Schering-Plough Corp.,
5.38%, 10/1/14		150	238
Washington Mutual Preferred Funding LLC,
9.75%, (b)(e)(o)		$200	3

The accompanying notes are an integral part of the financial statements.	75

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

International Fixed Income Portfolio

	Face Amount (000)		Value (000)
United States (cont’d)
WM Covered Bond Program,
3.88%, 9/27/11	EUR	350	$526
			2,445
Virgin Islands, British (1.1%)
C10-EUR Capital SPV Ltd. BVI,
6.28%, (h)(o)		315	348
Total Fixed Income Securities (Cost $26,439)			28,951

Shares
Short-Term Investments (7.0%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p)	410,819	411

	Face Amount (000)
U.S. Treasury Security (5.7%)
U.S. Treasury Bill,,
0.01%, 10/8/09 (r)	$1,800	1,800
Total Short-Term Investments (Cost $2,211)		2,211
Total Investments (98.8%) (Cost $28,650)		31,162
Other Assets in Excess of Liabilities (1.2%)		391
Net Assets (100%)		$31,553

(b)	Issuer is in default.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2009.
(o)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2009.

(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2009.
(v)	Agency Bonds — Banking (FDIC Guaranteed)
@	Value is less than $500.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at peperiod end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
AUD	170	$150	10/19/09	USD	147	$147	$(3)
BRL	190	107	10/1/09	USD	106	106	(1)
BRL	595	336	10/20/09	USD	326	326	(10)
CAD	470	439	10/19/09	USD	430	430	(9)
CAD	810	756	10/19/09	USD	751	751	(5)
CAD	390	364	10/19/09	USD	367	367	3
CHF	110	106	10/14/09	USD	104	104	(2)
DKK	1,370	269	10/14/09	USD	264	264	(5)
EUR	11	16	10/2/09	USD	16	16	— @
EUR	620	907	10/13/09	USD	907	907	— @
EUR	7,545	11,041	10/13/09	USD	10,783	10,783	(258)
EUR	100	147	10/13/09	USD	147	147	— @
EUR	225	330	10/13/09	USD	329	329	(1)
EUR	150	219	10/13/09	USD	220	220	1
EUR	500	732	10/13/09	USD	735	735	3
EUR	325	476	10/13/09	USD	471	471	(5)
EUR	105	154	10/13/09	USD	151	151	(3)
EUR	575	841	10/13/09	USD	843	843	2
EUR	45	66	10/13/09	USD	64	64	(2)
EUR	4,250	6,219	10/13/09	USD	6,196	6,196	(23)
GBP	615	983	10/20/09	USD	990	990	7
GBP	100	160	10/20/09	USD	160	160	— @
GBP	130	208	10/20/09	USD	208	208	— @
GBP	220	352	10/20/09	USD	367	367	15
GBP	100	159	10/20/09	USD	158	158	(1)
GBP	1,000	1,598	10/20/09	USD	1,583	1,583	(15)
HUF	15,000	82	10/13/09	USD	81	81	(1)
HUF	16,250	89	10/13/09	USD	87	87	(2)
HUF	27,000	146	10/13/09	USD	139	139	(7)
IDR	960,000	99	10/20/09	USD	98	98	(1)
JPY	81,852	912	10/1/09	USD	912	912	— @
JPY	21,009	234	10/1/09	USD	235	235	1
JPY	2,745	31	10/1/09	USD	31	31	— @
JPY	58,476	651	10/2/09	USD	651	651	— @
JPY	3,128	35	10/2/09	USD	35	35	— @
JPY	10,414	116	10/2/09	USD	116	116	— @
JPY	252,800	2,816	10/28/09	USD	2,772	2,772	(44)
JPY	35,000	390	10/28/09	USD	390	390	— @
JPY	10,000	111	10/28/09	USD	112	112	1
JPY	50,000	557	10/28/09	USD	559	559	2
KRW	335,000	285	10/20/09	USD	280	280	(5)
MXN	450	33	10/19/09	USD	33	33	— @
MXN	100	7	10/19/09	USD	7	7	— @
MXN	450	33	10/19/09	USD	33	33	— @
MYR	450	130	10/20/09	USD	129	129	(1)
NOK	865	150	10/14/09	USD	148	148	(2)
NOK	160	28	10/14/09	USD	28	28	— @
PLN	470	164	10/13/09	EUR	113	166	2
PLN	100	35	10/13/09	USD	35	35	— @
PLN	145	51	10/13/09	USD	50	50	(1)
PLN	370	128	10/13/09	USD	129	129	1
SEK	600	86	10/14/09	USD	86	86	— @
SEK	2,495	358	10/14/09	USD	350	350	(8)
USD	198	198	10/19/09	AUD	230	203	5
USD	273	273	10/19/09	CAD	300	280	7
USD	326	326	10/19/09	CAD	350	327	1
USD	329	329	10/5/09	EUR	225	330	1
USD	12,419	12,419	10/13/09	EUR	8,500	12,438	19
USD	437	437	10/13/09	EUR	300	439	2
USD	73	73	10/13/09	EUR	50	73	— @
USD	991	991	10/1/09	GBP	616	984	(7)
USD	1	1	10/2/09	GBP	1	1	— @
USD	82	82	10/20/09	GBP	50	80	(2)

76	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

International Fixed Income Portfolio

Foreign Currency Exchange Contracts Information: (cont’d)

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
USD	3,215	$3,215	10/20/09	GBP	2,000	$3,196	$(19)
USD	88	88	10/13/09	HUF	16,250	88	— @
USD	148	148	10/13/09	HUF	27,000	147	(1)
USD	475	475	10/20/09	IDR	4,735,000	490	15
USD	1,560	1,560	10/28/09	JPY	140,000	1,560	— @
USD	166	166	10/28/09	JPY	15,000	167	1
USD	145	145	10/28/09	JPY	13,000	145	— @
USD	254	254	10/20/09	KRW	310,000	263	9
USD	224	224	10/20/09	KRW	265,000	225	1
USD	219	219	10/19/09	MXN	2,900	215	(4)
USD	130	130	10/20/09	MYR	450	130	— @
USD	343	343	10/14/09	NOK	2,060	356	13
USD	131	131	10/13/09	PLN	370	129	(2)
USD	68	68	10/20/09	ZAR	500	67	(1)
ZAR	1,660	221	10/20/09	USD	217	217	(4)
		$57,408				$57,065	$(343)

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
DKK	—	Denmark Krone
EUR	—	Euro
GBP	—	British Pound
HUF	—	Hungary Forint
IDR	—	Indonesian Rupiah
JPY	—	Japanese Yen
KRW	—	Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
PLN	—	Polish Zloty
SEK	—	Swedish Krona
USD	—	United States Dollar
ZAR	—	South African Rand

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
Euro-Bobl 5 yr.	1	$169	Dec-09	$—	@
Euro-Bund 10 yr.	8	1,427	Dec-09	3
British Pound 10 yr. Gilt	4	758	Dec-09	1
Japan 10 yr. Bond	1	1,552	Dec-09	8
				$12

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Bonds — Banking (FDIC Guaranteed)	$—		$913	$—	$913
Basic Materials	—		481	—	481
Communications	—		1,032	—	1,032
Consumer, Cyclical	—		400	—	400
Consumer, Non-Cyclical	—		1,579	—	1,579
Diversified	—		71	—	71
Energy	—		206	—	206
Financial	—		6,316	—	6,316
Government	—		16,095	—	16,095
Industrial	—		1,386	—	1,386
Utilities	—		472	—	472
Total Fixed Income Securities	—		28,951	—	28,951
Foreign Currency Exchange Contracts	—		112	—	112
Futures Contracts	12		—	—	12
Short-Term Investments
Investment Company	411		—	—	411
U.S. Treasury Security	—		1,800	—	1,800
Total Short-Term Investments	411		1,800	—	2,211
Total Assets	423		30,863	—	31,286
Liabilities:
Foreign Currency Exchange Contracts	—		455	—	455
Futures Contracts	—	@	—	—	—	@
Total Liabilities	—	@	455	—	455

Total	$423		$30,408	$—	$30,831

The accompanying notes are an integral part of the financial statements.	77

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

Investment Grade Fixed Income Portfolio

The Investment Grade Fixed Income Portfolio seeks above average total return over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest will be denominated in U.S. dollars. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities that carry an investment grade rating or, if unrated, are determined to be of a comparable quality by the Adviser, at the time of purchase. The Portfolio may invest in to-be-announced pass through mortgage securities (“TBAs”). The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives. In addition, the Portfolio may invest a portion of its assets in structured investments consistent with its investment objective and policies.

Performance

For the fiscal year ended September 30, 2009, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 7.46%, net of fees. The Portfolio’s Class I underperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the “Index”) which returned 10.56%.

Factors Affecting Performance

•                  While virtually all spread (i.e. non-government) sectors of the fixed income market were under a great deal of pressure 12 months ago, most have since begun to recover.

•                  The recovery began in March when certain economic indicators stabilized or improved, suggesting that perhaps the contraction in economic growth was slowing. Credit conditions also became more favorable, thanks to the various initiatives of the Federal Reserve and the government to inject liquidity into the financial system. In the months that followed, positive news on the corporate, banking and economic fronts helped bolster investor confidence.

•                  U.S. Treasury yields began to rise in 2009, a reversal from the last quarter of 2008 when extreme risk aversion led to a flight to quality that pushed yields markedly lower. As a result, Treasury performance has lagged other sectors of the fixed income market year to date.

•                  Within the corporate sector, both investment-grade and high-yield credit spreads have narrowed substantially, but the low interest rate environment and renewed investor risk appetite has helped the high-yield segment to outperform so far this year. Financials, the sector hardest hit by the downturn in 2008, have rebounded strongly and outpaced both industrials and utilities in recent months.

•                  The residential mortgage sector enjoyed much stronger performance this year, posting healthy gains versus equal-duration Treasuries. This was due in part to the Federal Reserve’s program of purchasing large quantities of agency mortgage-backed securities (“MBS”).

•                  The Portfolio has been overweight the corporate credit sector since the beginning of 2009, which has been beneficial to relative performance. Within the Portfolio’s corporate credit holdings, overweight allocations to the banking, food and beverage, insurance and media sectors were additive to relative returns as significant spread tightening in these sectors led to their strong performance.

•                  An underweight in commercial mortgage-backed securities (“CMBS”) enhanced returns early in the period but detracted from performance in recent months as the sector posted a healthy recovery. The Portfolio’s holdings in non-agency MBS, which are not included in the Index, detracted from performance in the fourth quarter of last year.

•                  The Portfolio’s yield-curve strategies were additive to relative performance.

Management Strategies

•                  We reduced the Portfolio’s position in non-agency MBS to near zero by the end of 2008 while maintaining a relative overweight to agency MBS through most of the reporting period.

•                  With regard to yield-curve strategy, we employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies across the swap curve.

78

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Investment Grade Fixed Income Portfolio

•                  Over the past several months, we increased the Portfolio’s corporate credit position from an underweight relative to the Index to an overweight.

*      Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I(4)	7.46%	2.01%	4.67%	6.60%
Barclays Capital U.S. Aggregate Index	10.56	5.13	6.30	7.19
Lipper Intermediate Investment Grade Debt Funds Index	12.36	4.13	5.57	6.51

Portfolio — Class P(5)	7.44	1.86	—	3.07
Barclays Capital U.S. Aggregate Index	10.56	5.13	—	5.59
Lipper Intermediate Investment Grade Debt Funds Index	12.36	4.13	—	4.85

Portfolio — Class H w/o sales charges(6)	7.21	—	—	-4.04
Portfolio — Class H with maximum 3.50% sales charges(6)	3.42	—	—	-5.96
Barclays Capital U.S. Aggregate Index	10.56	—	—	5.92
Lipper Intermediate Investment Grade Debt Funds Index	12.36	—	—	3.80

Portfolio — Class L(7)	7.08	—	—	1.56
Barclays Capital U.S. Aggregate Index	10.56	—	—	8.70
Lipper Intermediate Investment Grade Debt Funds Index	12.36	—	—	7.14

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser and Distributor reserve the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on August 31, 1990.
(5)	Commenced operations on May 20, 2002.
(6)	Commenced operations on January 2, 2008.
(7)	Commenced operations on June 16, 2008.
(8)	For comparative purposes, average annual listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	33.9%
Industrials	17.7
U.S. Treasury Securities	13.8
Finance	10.0
Other*	13.4
Short-Term Investments	11.2
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

79

2009 Annual Report

September 30, 2009

Portfolio of Investments

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.1%)
Agency Adjustable Rate Mortgages (0.8%)
Government National Mortgage Association,
Various Pools:
3.63%, 7/20/25	$11	$12
4.13%, 11/20/25	94	96
4.38%, 2/20/25 - 2/20/28	1,102	1,133
		1,241
Agency Fixed Rate Mortgages (37.1%)
Federal Home Loan Mortgage Corp.,
Gold Pools:
5.00%, 10/1/35	3,642	3,777
5.50%, 5/1/37	3,692	3,870
6.00%, 2/1/32 - 8/1/38	5,376	5,689
6.50%, 7/1/25 - 3/1/32	247	267
7.00%, 2/1/26	13	14
7.50%, 5/1/16 - 5/1/35	403	452
8.00%, 8/1/32	100	114
8.50%, 8/1/31	100	115
Federal National Mortgage Association,
Conventional Pools:
5.00%, 3/1/39	3,769	3,899
5.50%, 1/1/36 - 8/1/38	14,471	15,195
6.00%, 10/1/31 - 10/1/38	4,364	4,616
6.50%, 6/1/26 - 10/1/38	1,013	1,094
7.00%, 10/1/28 - 6/1/32	179	197
7.50%, 8/1/37	275	309
8.00%, 2/1/12 - 4/1/33	237	267
8.50%, 10/1/32	200	232
11.25%, 8/1/13	9	10
October TBA:
4.50%, 10/25/24 - 10/25/39 (i)	3,175	3,246
6.00%, 10/25/39 (i)	1,400	1,477
6.50%, 10/25/39 (i)	4,300	4,596
Government National Mortgage Association,
October TBA:
4.50%, 10/15/39 (i)	2,450	2,487
5.00%, 10/15/39 (i)	2,500	2,587
		54,510
Asset Backed Securities (1.8%)
Bank of America Auto Trust,
0.67%, 7/15/10 (e)	1,291	1,292
Chrysler Financial Auto Securitization Trust,
1.01%, 7/15/10	1,200	1,202
Residential Asset Securities Corp.,
0.36%, 2/25/30 (h)	135	118
		2,612
Collateralized Mortgage Obligations — Agency Collateral Series (0.4%)
Federal Home Loan Mortgage Corp.,
IO STRIPS
8.00%, 1/1/28	67	13
PAC REMIC
10.00%, 6/15/20	7	8
Federal National Mortgage Association,
Inv Fl IO REMIC
8.22%, 5/18/27	508	74
8.30%, 10/25/30	137	21
REMIC
7.00%, 9/25/32	430	469
		585
Commercial Mortgage Backed Securities (2.6%)
Citigroup Commercial Mortgage Trust,
5.43%, 10/15/49	500	453
5.89%, 12/10/49 (h)	670	585
5.92%, 3/15/49 (h)	725	682
Greenwich Capital Commercial Funding Corp.,
5.44%, 3/10/39	750	667
Lehman Brothers-UBS Commercial Mortgage Trust,
5.16%, 2/15/31	815	769
5.87%, 9/15/45 (h)	675	597
		3,753
Finance (11.0%)
Ace INA Holdings, Inc.,
5.60%, 5/15/15	150	162
5.90%, 6/15/19	140	153
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11 (e)	475	469
Allstate Corp. (The),
7.45%, 5/16/19	125	149
American Express Corp.,
8.13%, 5/20/19	275	326
American Express Credit Corp.,
7.30%, 8/20/13	100	111
AvalonBay Communities, Inc.,
6.10%, 3/15/20	220	227
Bank of America Corp.,
5.75%, 12/1/17	685	685
7.63%, 6/1/19	485	547
Barclays Bank plc,
6.75%, 5/22/19	435	487
BB&T Corp.,
6.85%, 4/30/19	200	224
Bear Stearns Cos. LLC (The),
6.40%, 10/2/17	395	430
Capital One Bank USA NA,
8.80%, 7/15/19	285	330
Catlin Insurance Co., Ltd.,
7.25%, (e)(h)(o)	690	466
Citigroup, Inc.,
5.88%, 5/29/37	230	201
6.13%, 11/21/17	420	418
8.50%, 5/22/19	355	401
Credit Suisse USA, Inc.,
5.13%, 8/15/15	145	153
Credit Suisse, New York,
5.30%, 8/13/19	280	288
6.00%, 2/15/18	185	194

80	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont’d)
Deutsche Bank AG,
3.88%, 8/18/14	$290	$294
Farmers Exchange Capital,
7.05%, 7/15/28 (e)	425	382
General Electric Capital Corp.,
5.63%, 5/1/18	485	483
6.00%, 8/7/19	175	178
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	1,375	1,449
HBOS plc,
6.75%, 5/21/18 (e)	525	469
HSBC Finance Corp.,
6.38%, 10/15/11	238	253
6.75%, 5/15/11	365	385
JPMorgan Chase & Co.,
6.00%, 1/15/18	550	591
6.30%, 4/23/19	340	372
Merrill Lynch & Co., Inc.,
6.88%, 4/25/18	150	158
MetLife, Inc.,
6.75%, 6/1/16	150	168
6.82%, 8/15/18	50	56
7.72%, 2/15/19	240	283
Nationwide Building Society,
4.25%, 2/1/10 (e)	295	295
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	550	529
PNC Funding Corp.,
6.70%, 6/10/19	220	244
Principal Financial Group,
8.88%, 5/15/19	245	294
Prudential Financial, Inc.,
4.75%, 9/17/15	285	283
6.63%, 12/1/37	165	169
Royal Bank of Scotland plc (The),
4.88%, 8/25/14 (e)	145	147
Simon Property Group LP,
6.75%, 5/15/14	170	183
Travelers Cos., Inc. (The),
5.80%, 5/15/18	275	305
Two-Rock Pass-Through Trust,
1.40%, (e)(h)(o)	645	2
WellPoint, Inc.,
7.00%, 2/15/19	80	91
Wells Fargo & Co.,
5.63%, 12/11/17	900	947
Westpac Banking Corp.,
4.20%, 2/27/15	220	224
Xlliac Global Funding,
4.80%, 8/10/10 (e)	425	424
		16,079

Industrials (19.4%)
Agilent Technologies, Inc.,
5.50%, 9/14/15	185	191
Altria Group, Inc.,
9.25%, 8/6/19	130	159
Amgen, Inc.,
5.70%, 2/1/19	340	374
Anheuser-Busch InBev Worldwide, Inc.,
7.20%, 1/15/14 (e)	270	304
ArcelorMittal,
9.85%, 6/1/19	565	669
Archer-Daniels-Midland Co.,
5.45%, 3/15/18	220	239
6.45%, 1/15/38	45	52
AT&T, Inc.,
6.30%, 1/15/38	720	757
6.55%, 2/15/39	100	109
BAT International Finance plc,
9.50%, 11/15/18 (e)	280	364
Baxter International, Inc.,
4.63%, 3/15/15	145	156
Biogen Idec, Inc.,
6.88%, 3/1/18	285	313
Boeing Co. (The),
4.88%, 2/15/20	235	243
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	190	164
7.13%, 6/15/12	230	232
Bunge Ltd. Finance Corp.,
8.50%, 6/15/19	145	167
Caterpillar Financial Services Corp.,
4.90%, 8/15/13	150	159
Cellco Partnership/Verizon Wireless Capital LLC,
5.55%, 2/1/14 (e)	200	216
Cisco Systems, Inc.,
5.90%, 2/15/39	205	223
Comcast Corp.,
6.50%, 1/15/17	315	346
ConAgra Foods, Inc.,
8.25%, 9/15/30	220	278
ConocoPhillips,
5.75%, 2/1/19	205	224
Cooper U.S., Inc.,
5.25%, 11/15/12	205	222
Corning, Inc.,
6.63%, 5/15/19	210	230
COX Communications, Inc.,
8.38%, 3/1/39 (e)	590	730
CSX Corp.,
7.38%, 2/1/19	215	253
CVS Pass-Through Trust,
6.04%, 12/10/28	308	298
8.35%, 7/10/31 (e)	150	167

The accompanying notes are an integral part of the financial statements.	81

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
Daimler Finance North America LLC,
7.30%, 1/15/12	$240	$259
8.50%, 1/18/31	105	125
Delhaize America, Inc.,
5.88%, 2/1/14	45	48
9.00%, 4/15/31	190	251
Deutsche Telekom International Finance B.V.,
8.75%, 6/15/30	235	305
Devon Financing Corp. ULC,
7.88%, 9/30/31	175	217
Diageo Capital plc,
5.75%, 10/23/17	295	324
7.38%, 1/15/14	60	70
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19 (e)	180	180
7.63%, 5/15/16	70	75
E.I. Du Pont de Nemours & Co.,
6.00%, 7/15/18	205	230
Emerson Electric Co.,
4.88%, 10/15/19	170	180
5.00%, 4/15/19	130	139
EnCana Corp.,
5.90%, 12/1/17	190	203
6.50%, 5/15/19	130	145
FBG Finance Ltd.,
5.13%, 6/15/15 (e)	355	371
France Telecom S.A.,
8.50%, 3/1/31	185	256
General Electric Co.,
5.25%, 12/6/17	1,220	1,254
General Mills, Inc.,
5.65%, 2/15/19	215	233
GlaxoSmithKline Capital, Inc.,
5.65%, 5/15/18	125	137
Harley-Davidson Funding Corp.,
6.80%, 6/15/18 (e)	250	244
Hewlett-Packard Co.,
4.75%, 6/2/14	315	339
5.50%, 3/1/18	110	120
Holcim U.S. Finance Sarl & Cie SCS,
6.00%, 12/30/19 (e)	120	122
Home Depot, Inc.,
5.88%, 12/16/36	290	282
International Business Machines Corp.,
8.00%, 10/15/38	200	279
KLA-Tencor Corp.,
6.90%, 5/1/18	170	178
Kohl’s Corp.,
6.88%, 12/15/37	230	258
Koninklijke Philips Electronics N.V.,
5.75%, 3/11/18	315	339
Kraft Foods, Inc.,
6.13%, 8/23/18	505	537
Kroger Co. (The),
3.90%, 10/1/15	65	65
5.00%, 4/15/13	160	169
LG Electronics, Inc.,
5.00%, 6/17/10 (e)	305	308
Medco Health Solutions, Inc.,
7.13%, 3/15/18	230	261
Merck & Co.,
5.00%, 6/30/19	290	310
Microsoft Corp.,
4.20%, 6/1/19	200	206
Monsanto Co.,
5.13%, 4/15/18	160	170
Newmont Mining Corp.,
5.13%, 10/1/19	440	441
News America, Inc.,
7.85%, 3/1/39	320	376
Norfolk Southern Corp.,
5.75%, 1/15/16 (e)	140	153
Novartis Capital Corp.,
4.13%, 2/10/14	285	301
Omnicom Group, Inc.,
6.25%, 7/15/19	255	276
Oracle Corp.,
5.75%, 4/15/18	70	77
Pearson Dollar Finance Two plc,
6.25%, 5/6/18 (e)	200	212
Pfizer, Inc.,
6.20%, 3/15/19	400	452
Philip Morris International, Inc.,
5.65%, 5/16/18	265	283
Potash Corp. of Saskatchewan, Inc.,
4.88%, 3/30/20	65	65
5.88%, 12/1/36	110	114
6.50%, 5/15/19	140	157
Procter & Gamble Co. (The),
4.70%, 2/15/19	165	173
Questar Market Resources, Inc.,
6.80%, 4/1/18	200	205
Rio Tinto Finance USA Ltd.,
6.50%, 7/15/18	125	135
Roche Holdings, Inc.,
6.00%, 3/1/19 (e)	475	530
Systems 2001 Asset Trust LLC,
6.66%, 9/15/13 (e)	457	454
Telecom Italia Capital S.A.,
7.00%, 6/4/18	245	271
7.18%, 6/18/19	330	369
Telefonica Europe B.V.,
8.25%, 9/15/30	395	513

82	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont’d)
Time Warner Cable, Inc.,
6.75%, 7/1/18 - 6/15/39	$295		$322
8.25%, 4/1/19	175		212
Time Warner, Inc.,
7.70%, 5/1/32	270		306
Transocean, Inc.,
6.00%, 3/15/18	330		353
Tyco Electronics Group S.A.,
5.95%, 1/15/14	525		547
Union Pacific Corp.,
7.88%, 1/15/19	350		435
UnitedHealth Group, Inc.,
6.00%, 2/15/18	120		126
Vale Overseas Ltd.,
5.63%, 9/15/19	170		174
Verizon Communications, Inc.,
5.50%, 2/15/18	145		153
6.35%, 4/1/19	520		575
Viacom, Inc.,
5.63%, 9/15/19	95		97
6.88%, 4/30/36	185		196
Vivendi,
6.63%, 4/4/18 (e)	150		161
Wal-Mart Stores, Inc.,
4.13%, 2/1/19	140		141
4.25%, 4/15/13	295		315
Weatherford International Ltd.,
6.00%, 3/15/18	250		259
WPP Finance (UK),
8.00%, 9/15/14	200		220
Wyeth,
5.45%, 4/1/17	40		43
5.50%, 2/15/16	80		88
6.45%, 2/1/24	390		442
Xerox Corp.,
6.35%, 5/15/18	115		120
XTO Energy, Inc.,
5.50%, 6/15/18	265		274
Yum! Brands, Inc.,
5.30%, 9/15/19	155		156
6.25%, 3/15/18	155		167
			28,467
Mortgages — Other (0.0%)
Ryland Acceptance Corp. IV,
6.65%, 7/1/11 (d)	—	@	—	@
Municipal Bonds (0.7%)
Illinois State Toll Highway Authority,
6.18%, 1/1/34	340		382
State of California, General Obligation Bond,
5.95%, 4/1/16	640		687
			1,069
Sovereign (1.0%)
Federative Republic of Brazil,
6.00%, 1/17/17	425		462
Korea Railroad Corp.,
5.38%, 5/15/13 (e)	200		204
Kreditanstalt Fuer Wiederaufbau,
4.88%, 6/17/19	450		490
United Mexican States,
5.63%, 1/15/17	290		303
			1,459
U.S. Agency Securities (2.8%)
Federal Home Loan Mortgage Corp.,
4.88%, 6/13/18	2,000		2,184
Federal National Mortgage Association,
2.50%, 5/15/14	2,000		1,998
			4,182
U.S. Treasury Securities (15.1%)
U.S. Treasury Bond Coupon STRIPS,
Zero Coupon, 11/15/19 - 5/15/21	8,625		5,853
U.S. Treasury Bond,
4.50%, 8/15/39	3,000		3,235
U.S. Treasury Notes,
1.00%, 7/31/11 - 9/30/11	13,000		13,035
			22,123
Utilities (4.4%)
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	225		217
Detroit Edison Co. (The),
6.13%, 10/1/10	270		284
E.ON International Finance B.V.,
5.80%, 4/30/18 (e)	740		798
Enel Finance International S.A.,
5.13%, 10/7/19 (e)	450		448
Enterprise Products Operating LLC,
6.50%, 1/31/19	395		432
Exelon Generation Co. LLC,
5.20%, 10/1/19	450		456
FirstEnergy Solutions Corp.,
6.05%, 8/15/21 (e)	325		337
Kinder Morgan Energy Partners LP,
5.95%, 2/15/18	450		471
NiSource Finance Corp.,
0.98%, 11/23/09 (h)	115		115
6.80%, 1/15/19	265		272
Pacificorp.,
5.50%, 1/15/19	70		76
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	450		472
PPL Energy Supply LLC,
6.30%, 7/15/13	265		285
Progress Energy, Inc.,
7.05%, 3/15/19	260		303

The accompanying notes are an integral part of the financial statements.	83

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Utilities (cont’d)
Public Service Co. of Colorado,
6.50%, 8/1/38	$160	$193
Public Service Electric & Gas Co.,
5.00%, 1/1/13	200	212
Southern Co.,
4.15%, 5/15/14	175	181
Texas Eastern Transmission LP,
7.00%, 7/15/32	210	242
Union Electric Co.,
6.70%, 2/1/19	225	254
Virginia Electric & Power Co.,
8.88%, 11/15/38	325	464
		6,512
Total Fixed Income Securities (Cost $138,243)		142,592

	Shares
Short-Term Investments (12.3%)
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p)	4,539,355	4,539

	Face Amount (000)
U.S. Treasury Securities (9.2%)
U.S. Treasury Bills,
0.02%, 10/15/09 (r)	$10,000	10,000
0.04%, 11/12/09 (j)(r)	3,495	3,495
		13,495
Total Short-Term Investments (Cost $18,032)		18,034
Total Investments (109.4%) (Cost $156,275)		160,626
Liabilities in Excess of Other Assets (-9.4%)		(13,804)
Net Assets (100%)		$146,822

(d)

At September 30, 2009, the Portfolio held less than $500 of a fair valued security, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees.

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2009.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(o)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2009.

(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2009.
@	Face Amount/Value is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2009.
IO	Interest Only
PAC	Planned Amortization Class
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
90 Day
EuroDollar	20	$4,895	Mar-11	$13
90 Day
EuroDollar	20	4,879	Jun-11	13
90 Day
EuroDollar	20	4,865	Sep-11	12
90 Day
EuroDollar	20	4,851	Dec-11	13
U.S. Treasury
2 yr. Note	100	21,697	Dec-09	115
U.S. Treasury
5 yr. Note	138	16,021	Dec-09	206
Short:
U.S. Treasury
10 yr. Note	128	15,146	Dec-09	(122)
U.S. Treasury
30 yr. Bond	30	3,641	Dec-09	(82)
				$168

84	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

Credit Default Swap Agreements

The Portfolio had the following credit default swap agreement(s) open at period end:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay Fixed Rate	Termination Date	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America
Tyco Electronics Ltd., 6.00%, 10/1/12	Buy	$425	5.00%	6/20/14	$16	$(61)

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	3 Month LIBOR	Pay	4.64%	5/27/19	$5,117	$46
	3 Month LIBOR	Receive	4.04	5/27/39	1,173	(39)
Deutsche Bank
	3 Month LIBOR	Pay	4.40	10/1/16	29,970	(12)
	3 Month LIBOR	Receive	4.41	10/3/18	16,123	17
UBS
	3 Month LIBOR	Pay	4.66	5/27/19	6,939	67
	3 Month LIBOR	Receive	4.04	5/27/39	1,773	(59)
						$20

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	$4,533	3 Month LIBOR	Receive	11/15/19	$(349)
JPMorgan Chase
	686	3 Month LIBOR	Receive	5/15/21	(64)
					$(413)

LIBOR — London Interbank Offered Rate

The accompanying notes are an integral part of the financial statements.	85

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

		Level 2
Investment Type	Level 1 Quoted prices (000)	Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$1,241	$—		$1,241
Agency Fixed Rate Mortgages	—	54,510	—		54,510
Asset Backed Securities	—	2,612	—		2,612
Collateralized Mortgage Obligations — Agency Collateral Series	—	585	—		585
Commercial Mortgage Backed Securities	—	3,753	—		3,753
Finance	—	16,079	—		16,079
Industrials	—	28,467	—		28,467
Mortgages — Other	—	—	—	@	—	@
Municipal Bonds	—	1,069	—		1,069
Sovereign	—	1,459	—		1,459
U.S. Agency Securities	—	4,182	—		4,182
U.S. Treasury Securities	—	22,123	—		22,123
Utilities	—	6,512	—		6,512
Total Fixed Income Securities	—	142,592	—	@	142,592
Futures Contracts	372	—	—		372
Interest Rate Swap Agreements	—	130	—		130
Short-Term Investments
Investment Company	4,539	—	—		4,539
U.S. Treasury Securities	—	13,495	—		13,495
Total Short-Term Investments	4,539	13,495	—		18,034
Total Assets	4,911	156,217	—	@	161,128

Liabilities:
Credit Default Swap Agreements	—	61	—		61
Futures Contracts	204	—	—		204
Interest Rate Swap Agreements	—	110	—		110
Zero Coupon Swap Agreements	—	413	—		413
Total Liabilities	204	584	—		788

Total	$4,707	$155,633	$—	@	$160,340

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Fixed Income Securities (000)
Balance as of 9/30/08	$9,382
Accrued discounts/premiums	—
Realized gain (loss)	(8,046)
Change in unrealized appreciation (depreciation)	6,758
Net purchases (sales)	(5,698)
Net transfers in and/or out of Level 3	(2,396)
Balance as of 9/30/09	$— @
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/09.	$— @

86	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

Limited Duration Portfolio

The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in U.S. government securities, investment grade corporate bonds and mortgage securities. The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration similar to that of the Citigroup 1-3 Year Treasury/Government Sponsored Index, which generally ranges between zero and three years, although there is no minimum or maximum for any individual security. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives. The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market countries or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. In addition, the Portfolio may invest a portion of its assets in structured investments consistent with its investment objective and policies.

Performance

For the fiscal year ended September 30, 2009, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 1.77%, net of fees. The Portfolio’s Class I underperformed against its benchmark Citigroup 1-3 Year Treasury/Government Sponsored Index (the “Index”) which returned 4.23%.

Factors Affecting Performance

•                  While virtually all spread (i.e. non-government) sectors of the fixed income market were under a great deal of pressure 12 months ago, most have since begun to recover, with prices moving toward their long-term averages.

•                  The recovery began in March when certain economic indicators stabilized or improved, suggesting that perhaps the contraction in economic growth was slowing. Credit conditions also became more favorable, thanks to the various initiatives of the Federal Reserve and the government to inject liquidity into the financial system. In the months that followed, positive news on the corporate, banking and economic fronts helped bolster investor confidence, sustaining the market’s rally throughout the end of the September.

•                  U.S. Treasury yields began to rise in 2009, a reversal from the last quarter of 2008 when extreme risk aversion led to a flight to quality that pushed yields markedly lower. As a result, Treasury performance has lagged other sectors of the fixed income market year to date. Conversely, the government agency sector has performed well, boosted by strong demand for FDIC-backed bonds introduced last year.

•                  The residential mortgage sector enjoyed much stronger performance this year, posting healthy gains versus equal-duration Treasuries. This was due in part to the Federal Reserve’s program of purchasing large quantities of agency mortgage-backed securities.

•                  The Portfolio held positions in mortgage-backed securities (“MBS”), which are not included in the Index. Non-agency MBS detracted from relative performance in the fourth quarter of 2008 as forced selling, rising mortgage delinquencies and falling home prices pressured the sector. Holdings in agency MBS, however, were beneficial to performance as the sector outperformed Treasuries this year.

•                  Corporate credit holdings, and an emphasis on the banking, food and beverage, and insurance sectors in particular, were additive to returns as spreads tightened significantly in 2009. Conversely, asset-backed securities (“ABS”) hindered relative performance. Both of these positions were also out-of-Index allocations.

•                  The Portfolio’s held an underweight in Treasury securities. Although the underweight was disadvantageous in late 2008, it was additive to returns for the overall reporting period as Treasuries have underperformed this year.

Management Strategies

•                  The Portfolio’s allocation to Treasury securities was reduced over the past few months as we found better opportunities in high quality spread product.

•                  We gradually increased the allocation to corporate credits over the course of the period while emphasizing the banking, food and beverage, and insurance sectors.

•                  We also increased exposure to asset-backed securities; specifically, AAA rated credit card and auto ABS backed by prime collateral.

87

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Limited Duration Portfolio

*                 Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Citigroup 1-3 Year Treasury/Government Sponsored Index(1) and the Lipper Short Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	1.77%	-1.62%	1.70%	3.39%
Citigroup 1-3 Year Treasury/ Government Sponsored Index	4.23	4.19	4.72	5.19
Lipper Short Investment Grade Debt Funds Index	6.36	2.97	3.84	4.62

Portfolio — Class P(5)	1.52	—	—	-8.61
Citigroup 1-3 Year Treasury/ Government Sponsored Index	4.23	—	—	5.14
Lipper Short Investment Grade Debt Funds Index	6.36	—	—	2.37

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Citigroup 1-3 Year Treasury/Government Sponsored Index is a fixed income market-value weighted index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short Investment Grade Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on March 31, 1992.
(5)	Commenced operations on September 28, 2007.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	28.2%
Asset Backed Securities	23.8
Finance	17.9
Sovereign	10.1
U.S. Agency Security	8.1
Other*	10.0
Short-Term Investment	1.9
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

88

2009 Annual Report

September 30, 2009

Portfolio of Investments

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (99.3%)
Agency Bond — Banking (FDIC Guaranteed) (0.5%)
Citigroup, Inc.,
2.13%, 4/30/12	$1,200	$1,218
Agency Fixed Rate Mortgages (0.9%)
Federal Home Loan Mortgage Corp.,
Gold Pools:
6.50%, 9/1/19 - 11/1/29	106	114
7.50%, 11/1/19	3	4
12.00%, 6/1/15	13	15
Federal National Mortgage Association,
Conventional Pools:
6.50%, 3/1/18 - 10/1/32	1,958	2,116
7.00%, 7/1/29 - 12/1/33	141	155
Government National Mortgage Association,
Various Pools:
9.00%, 11/15/16 - 1/15/17	72	79
		2,483
Asset Backed Securities (24.1%)
American Express Credit Account Master Trust,
1.50%, 3/15/17 (h)	2,325	2,370
Bank of America Auto Trust,
1.70%, 12/15/11 (e)	4,000	4,013
2.13%, 9/15/13 (e)	2,775	2,781
BMV Vehicle Lease Trust,
2.04%, 4/15/11	2,800	2,813
BMW Floorplan Master Owner Trust,
Zero Coupon, 9/15/14 (e)(h)	2,600	2,600
Capital Auto Receivables Asset Trust,
1.16%, 3/15/11 (h)	967	969
5.02%, 9/15/11	1,147	1,168
5.38%, 7/15/10	575	576
Capital One Auto Finance Trust,
5.07%, 7/15/11	97	97
Capital One Multi-Asset Execution Trust,
0.32%, 9/15/15 (h)	1,355	1,325
Chase Issuance Trust,
0.69%, 9/17/12 (h)	2,600	2,600
CNH Equipment Trust,
1.74%, 4/15/10	130	130
DaimlerChrysler Auto Trust,
5.00%, 2/8/12	3,125	3,203
Discover Card Master Trust,
1.54%, 12/15/14 (h)	3,000	3,014
Ford Credit Auto Lease Trust,
1.23%, 6/15/10 (e)	1,168	1,170
Ford Credit Auto Owner Trust,
2.17%, 10/15/13	2,700	2,724
3.24%, 8/15/11	2,725	2,755
5.40%, 8/15/11	2,012	2,051
GE Capital Credit Master Note Trust,
2.34%, 4/15/15 (h)	2,850	2,920
Harley-Davidson Motorcycle Trust,
2.00%, 7/15/12	3,100	3,125
Honda Auto Receivables Owner Trust,
2.22%, 8/15/11	1,300	1,313
Huntington Auto Trust,
3.94%, 6/17/13 (e)	2,650	2,738
Hyundai Auto Receivables Trust,
5.04%, 1/17/12	1,114	1,139
John Deere Owner Trust,
1.13%, 7/2/10	522	523
Nissan Auto Lease Trust,
2.01%, 4/15/11	2,975	2,998
2.07%, 1/15/15	2,650	2,658
Nissan Auto Receivables Owner Trust,
2.94%, 7/15/11	2,525	2,557
5.03%, 5/16/11	2,103	2,137
USAA Auto Owner Trust,
2.64%, 8/15/11	1,625	1,642
4.90%, 2/15/12	1,971	2,006
Volkswagen Auto Lease Trust,
2.87%, 7/15/11	1,250	1,267
		63,382
Collateralized Mortgage Obligations — Agency Collateral Series (1.1%)
Federal Home Loan Mortgage Corp.,
REMIC
7.50%, 9/15/29	2,701	2,939

Finance (18.1%)
American Express Co.,
7.25%, 5/20/14	1,680	1,889
Bank of America Corp.,
4.88%, 9/15/12	2,130	2,188
5.38%, 8/15/11	855	892
Bank One Corp.,
5.25%, 1/30/13	1,450	1,533
BB&T Corp.,
3.10%, 7/28/11	1,355	1,379
Berkshire Hathaway Finance Corp.,
4.00%, 4/15/12	875	918
Capital One Financial Corp.,
5.70%, 9/15/11	1,300	1,359
Citigroup, Inc.,
4.63%, 8/3/10	1,120	1,144
5.30%, 10/17/12	1,625	1,678
Credit Suisse USA, Inc.,
6.13%, 11/15/11	1,040	1,123
Credit Suisse, NY,
5.50%, 5/1/14	840	904
General Electric Capital Corp.,
5.45%, 1/15/13	3,455	3,644
Goldman Sachs Group, Inc. (The),
5.45%, 11/1/12	2,775	2,974
6.88%, 1/15/11	610	648
HSBC Finance Corp.,
6.38%, 10/15/11	285	302
6.75%, 5/15/11	630	664
7.00%, 5/15/12	700	757

The accompanying notes are an integral part of the financial statements.	89

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Finance (cont’d)
Japan Finance Corp.,
2.00%, 6/24/11	$4,650	$4,711
JPMorgan Chase & Co.,
5.38%, 10/1/12	1,920	2,067
Mellon Funding Corp.,
6.40%, 5/14/11	1,275	1,362
Metropolitan Life Global Funding I,
5.75%, 7/25/11 (e)	1,810	1,913
National Australia Bank Ltd.,
5.35%, 6/12/13 (e)	650	694
Principal Life Income Funding Trusts,
5.15%, 6/17/11	2,450	2,535
Prudential Financial, Inc.,
3.63%, 9/17/12	1,090	1,098
Royal Bank of Scotland plc (The),
4.88%, 8/25/14 (e)	1,085	1,103
Simon Property Group LP,
6.75%, 5/15/14	375	403
Sovereign Bancorp, Inc.,
0.52%, 3/23/10 (h)	1,925	1,923
Svenska Handelsbanken AB,
2.88%, 9/14/12 (e)	1,060	1,063
Wachovia Corp.,
5.30%, 10/15/11	2,100	2,226
Wells Fargo & Co.,
5.25%, 10/23/12	1,225	1,308
Xlliac Global Funding,
4.80%, 8/10/10 (e)	1,160	1,156
		47,558
Industrials (28.5%)
Agilent Technologies, Inc.,
4.45%, 9/14/12	1,325	1,340
American Honda Finance Corp.,
2.85%, 6/2/11 (e)(h)	1,495	1,493
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 11/15/14 (e)	785	838
Astrazeneca plc,
5.40%, 9/15/12	1,340	1,470
BAE Systems Holdings, Inc.,
4.75%, 8/15/10 (e)	2,200	2,237
Baxter International, Inc.,
4.00%, 3/1/14	1,230	1,283
BellSouth Corp.,
6.00%, 10/15/11	3,670	3,965
BHP Billiton Finance USA Ltd.,
8.50%, 12/1/12	875	1,045
Bottling Group LLC,
6.95%, 3/15/14	665	776
BP Capital Markets plc,
3.13%, 3/10/12	1,685	1,742
British Telecommunications plc,
9.13%, 12/15/10	1,400	1,508
Burlington Resources Finance Co.,
6.68%, 2/15/11	1,595	1,706
Campbell Soup Co.,
6.75%, 2/15/11	1,250	1,342
Caterpillar Financial Services Corp.,
0.97%, 8/6/10 (h)	1,930	1,937
Chevron Corp.,
3.95%, 3/3/14	1,120	1,180
Coca-Cola Enterprises, Inc.,
3.75%, 3/1/12	1,370	1,431
Comcast Cable Holdings LLC,
9.80%, 2/1/12	1,185	1,366
Computer Sciences Corp.,
7.38%, 6/15/11	1,390	1,503
ConAgra Foods, Inc.,
6.75%, 9/15/11	120	131
CVS Caremark Corp.,
5.75%, 8/15/11	635	679
Daimler Finance North America LLC,
7.30%, 1/15/12	1,290	1,392
Dell, Inc.,
3.38%, 6/15/12	395	410
Deutsche Telekom International Finance B.V.,
8.50%, 6/15/10	2,245	2,354
Devon Financing Corp. ULC,
6.88%, 9/30/11	1,400	1,524
Diageo Finance B.V.,
3.88%, 4/1/11	955	983
Eli Lilly & Co.,
3.55%, 3/6/12	810	849
EOG Co. of Canada,
7.00%, 12/1/11 (e)	1,325	1,442
Fiserv, Inc.,
6.13%, 11/20/12	1,370	1,486
France Telecom S.A.,
4.38%, 7/8/14	1,455	1,527
General Mills, Inc.,
5.65%, 9/10/12	1,315	1,436
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13	960	1,032
Harley-Davidson Funding Corp.,
5.25%, 12/15/12 (e)	820	820
Hewlett-Packard Co.,
0.47%, 3/1/12 (h)	1,505	1,498
Honeywell International, Inc.,
6.13%, 11/1/11	1,605	1,752
Hospira, Inc.,
0.76%, 3/30/10 (h)	2,130	2,125
International Business Machines Corp.,
4.75%, 11/29/12	980	1,061

90	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
John Deere Capital Corp.,
7.00%, 3/15/12	$835	$932
Kraft Foods, Inc.,
6.75%, 2/19/14	1,245	1,390
Kroger Co. (The),
7.50%, 1/15/14	725	836
Microsoft Corp.,
2.95%, 6/1/14	445	451
Oracle Corp.,
5.00%, 1/15/11	1,540	1,611
PACCAR, Inc.,
6.38%, 2/15/12	450	486
Pfizer, Inc.,
4.45%, 3/15/12	1,610	1,711
Praxair, Inc.,
6.38%, 4/1/12	915	1,014
Procter & Gamble International Funding SCA,
0.48%, 5/7/10 (h)	1,650	1,649
Rio Tinto Finance USA Ltd.,
5.88%, 7/15/13	730	787
Telecom Italia Capital S.A.,
4.88%, 10/1/10	2,400	2,468
Telefonica Europe B.V.,
7.75%, 9/15/10	925	979
Time Warner Cable, Inc.,
8.25%, 2/14/14	700	816
Time Warner, Inc.,
6.88%, 5/1/12	825	909
Union Pacific Corp.,
6.50%, 4/15/12	1,585	1,750
UnitedHealth Group, Inc.,
5.25%, 3/15/11	655	681
Verizon Global Funding Corp.,
7.25%, 12/1/10	1,140	1,214
7.38%, 9/1/12	1,600	1,819
Wal-Mart Stores, Inc.,
3.20%, 5/15/14	1,065	1,089
Walt Disney Co. (The),
6.38%, 3/1/12	730	802
Yum! Brands, Inc.,
8.88%, 4/15/11	850	931
		74,988
Sovereign (10.2%)
Commonwealth Bank of Australia,
2.50%, 12/10/12 (e)	2,300	2,341
Kingdom of Denmark,
2.75%, 11/15/11	5,998	6,199
Royal Bank of Scotland plc (The),
2.63%, 5/11/12 (e)	9,100	9,241
Swedbank AB,
2.90%, 1/14/13 (e)	5,900	5,968
Westpac Securities NZ Ltd.,
2.50%, 5/25/12 (e)	3,020	3,071
		26,820
U.S. Agency Security (8.3%)
Federal National Mortgage Association,
4.38%, 3/15/13	20,000	21,711

U.S. Treasury Securities (4.7%)
U.S. Treasury Bond Coupon STRIPS,
Zero Coupon, 11/15/19 - 11/15/20	18,115	12,149
U.S. Treasury Bond,
3.50%, 2/15/39	200	181
		12,330
Utilities (2.9%)
Columbus Southern Power Co.,
4.40%, 12/1/10	1,250	1,281
Enterprise Products Operating LLC,
7.50%, 2/1/11	1,455	1,554
FirstEnergy Solutions Corp.,
4.80%, 2/15/15 (e)	755	777
Ohio Power Co.,
0.76%, 4/5/10 (h)	2,025	2,022
Plains All American Pipeline LP/PAA Finance Corp.,
4.25%, 9/1/12	1,140	1,173
Southern Co.,
4.15%, 5/15/14	565	584
5.30%, 1/15/12	285	306
		7,697
Total Fixed Income Securities (Cost $254,414)		261,126
Short-Term Investment (1.9%)
U.S. Treasury Security (1.9%)
U.S. Treasury Bill,
0.04%, 11/12/09 (j)(r)(w) (Cost $4,999)	5,000	5,000
Total Investments (101.2%) (Cost $259,413)		266,126
Liabilities in Excess of Other Assets (-1.2%)		(3,163)
Net Assets (100%)		$262,963

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2009.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(r)	Rate shown is the yield to maturity at September 30, 2009.
(w)	All or a portion of the security was pledged as collateral for swap agreements.
@	Value is less than $500.
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.	91

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Limited Duration Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
90 Day
EuroDollar	32	$7,832	Mar-11	$— @
90 Day
EuroDollar	32	7,806	Jun-11	17
90 Day
EuroDollar	32	7,784	Sep-11	13
90 Day
EuroDollar	32	7,762	Dec-11	11
U.S. Treasury
10 yr. Note	109	12,898	Dec-09	184
U.S. Treasury
30 yr. Bond	17	2,063	Dec-09	40
Short:
U.S. Treasury
2 yr. Note	320	69,430	Dec-09	(322)
U.S. Treasury
5 yr. Note	194	22,522	Dec-09	(95)
				$(152)

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	3 Month LIBOR	Pay	4.64%	5/27/19	$3,096	$27
	3 Month LIBOR	Receive	4.04	5/27/39	710	(23)
Deutsche Bank
	3 Month LIBOR	Pay	4.40	10/1/16	26,962	(11)
	3 Month LIBOR	Receive	4.41	10/3/18	14,506	15
UBS
	3 Month LIBOR	Pay	4.66	5/27/19	9,039	87
	3 Month LIBOR	Receive	4.04	5/27/39	2,092	(69)
						$26

LIBOR — London Interbank Offered Rate

92	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Limited Duration Portfolio

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	$6,220	3 Month LIBOR	Receive	11/15/19	$(478)
Deutsche Bank
	7,050	3 Month LIBOR	Pay	11/15/21	(313)
	4,009	3 Month LIBOR	Receive	11/15/21	(227)
JPMorgan Chase
	186	3 Month LIBOR	Receive	11/15/19	(12)
	4,419	3 Month LIBOR	Receive	11/15/20	(396)
					$(1,426)

LIBOR — London Interbank Offered Rate

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Bond — Banking (FDIC Guaranteed)	$—	$1,218	$—	$1,218
Agency Fixed Rate Mortgages	—	2,483	—	2,483
Asset Backed Securities	—	63,382	—	63,382
Collateralized Mortgage Obligations — Agency Collateral Series	—	2,939	—	2,939
Finance	—	47,558	—	47,558
Industrials	—	74,988	—	74,988
Sovereign	—	26,820	—	26,820
U.S. Agency Security	—	21,711	—	21,711
U.S. Treasury Securities	—	12,330	—	12,330
Utilities	—	7,697	—	7,697
Total Fixed Income Securities	—	261,126	—	261,126
Futures Contracts	265	—	—	265
Interest Rate Swap Agreements	—	129	—	129
Short-Term Investment
U.S. Treasury Security	—	5,000	—	5,000
Total Assets	265	266,255	—	266,520

Liabilities:
Futures Contracts	417	—	—	417
Interest Rate Swap Agreements	—	103	—	103
Zero Coupon Swap Agreements	—	1,426	—	1,426
Total Liabilities	417	1,529	—	1,946

Total	$(152)	$264,726	$—	$264,574

The accompanying notes are an integral part of the financial statements.	93

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Limited Duration Portfolio

Fair Value Measurement Information: (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining values:

Fixed Income Securities (000)
Balance as of 9/30/08	$52,341
Accrued discounts/premiums	—
Realized gain (loss)	(83,181)
Change in unrealized appreciation (depreciation)	77,303
Net purchases (sales)	(43,234)
Net transfers in and/or out of Level 3	(3,229)
Balance as of 9/30/09	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/09.	$—

94	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

Long Duration Fixed Income Portfolio

The Long Duration Fixed Income Portfolio seeks an above-average total return over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The securities in which the Portfolio invests carry an investment grade rating or, if unrated, are determined to be of a comparable quality by the Adviser, at the time of purchase and the Portfolio may continue to hold such securities in the event they are downgraded to below investment grade. The Portfolio will ordinarily seek to maintain an average duration of approximately ten or more years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest in to-be-announced pass through mortgage securities (“TBAs”). The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest also may be denominated in currencies other than U.S. dollars. The Portfolio may invest in asset-backed securities and may use futures, options, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives. In addition, the Portfolio may invest a portion of its assets in structured investments consistent with its investment objective and policies.

Performance

For the fiscal year ended September 30, 2009, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 22.19%, net of fees. The Portfolio’s Class I outperformed against its benchmark the Barclays Capital U.S. Long Government/Credit Index (the “Index”) which returned 18.36%.

Factors Affecting Performance

•                  While virtually all spread (i.e. non-government) sectors of the fixed income market were under a great deal of pressure 12 months ago, most have since begun to recover.

•                  The recovery began in March when certain economic indicators stabilized or improved, suggesting that perhaps the contraction in economic growth was slowing. Credit conditions also became more favorable, thanks to the various initiatives of the Federal Reserve and the government to inject liquidity into the financial system. In the months that followed, positive news on the corporate, banking and economic fronts helped bolster investor confidence.

•                  U.S. Treasury yields began to rise in 2009, a reversal from the last quarter of 2008 when extreme risk aversion led to a flight to quality that pushed yields markedly lower. As a result, Treasury performance has lagged other sectors of the fixed income market year-to-date.

•                  Within the corporate sector, both investment-grade and high-yield credit spreads have narrowed substantially. Renewed investor risk appetite has helped the high-yield segment to outperform so far this year. Financials, the sector hardest hit by the downturn in 2008, have rebounded strongly and outpaced both industrials and utilities in recent months.

•                  The Portfolio’s underweight to corporate credit positions in late 2008 benefited relative performance as credit spreads widened during this time. The Portfolio then moved to a meaningful overweight in credit in 2009, which was also beneficial to performance as spreads tightened. Within corporate credit holdings, overweights to the banking, food and beverage, insurance, and media sectors were advantageous as spread tightening within these sectors this year led to their strong performance.

•                  An underweight relative to the Index in U.S. Treasury securities in the last quarter of 2008 slightly detracted from returns as the sector rallied amid the flight to quality.

•                  The Portfolio’s yield-curve positioning was additive to relative performance.

Management Strategies

•                  Over the past several months we increased the Portfolio’s corporate credit position from an underweight relative to the Index to an overweight.

•                  With regard to yield-curve strategy, we employed tactical strategies involving interest rate swaps that were designed to take advantage of short-term anomalies across the swap curve.

95

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Long Duration Fixed Income Portfolio

*                 Minimum Investment

**          Commenced operations on July 21, 2006.

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class shares P will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Barclays Capital U.S. Long Government/Credit Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Total Returns(3)
		Average Annual
	One Year	Since Inception(5)
Portfolio — Class I(4)	22.19%	9.37%
Barclays Capital U.S. Long Government/Credit Index	18.36	8.28
Lipper Corporate Debt Funds BBB-Rated Index	14.69	4.99

Portfolio — Class P(4)	21.91	9.09
Barclays Capital U.S. Long Government/Credit Index	18.36	8.28
Lipper Corporate Debt Funds BBB-Rated Index	14.69	4.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Barclays Capital U.S. Long Government/Credit Index tracks the securities in the long maturity range of the Barclays Capital U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed-rate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Corporate Debt Funds BBB-Rated classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on July 21, 2006.
(5)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	36.5%
Industrials	34.6
Finance	10.8
Utilities	8.6
Other*	6.6
Short-Term Investments	2.9
Total Investments	100.0%

*                 Industries and/or investment types representing less than 5% of total investments.

96

2009 Annual Report

September 30, 2009

Portfolio of Investments

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.3%)
Finance (10.9%)
Abbey National plc,
7.95%, 10/26/29	$50	$52
Ace INA Holdings, Inc.,
6.70%, 5/15/36	40	46
Aetna, Inc.,
6.63%, 6/15/36	40	42
AIG SunAmerica Global Financing X,
6.90%, 3/15/32 (e)	17	13
Allstate Corp. (The),
5.95%, 4/1/36	65	69
6.13%, 12/15/32	30	32
American Express Co.,
8.13%, 5/20/19	55	65
BB&T Corp.,
5.25%, 11/1/19	90	90
Bear Stearns Cos. LLC (The),
7.25%, 2/1/18	45	52
Chubb Corp.,
6.50%, 5/15/38	60	71
Citigroup, Inc.,
5.85%, 12/11/34	225	194
6.88%, 3/5/38	45	45
8.13%, 7/15/39	135	152
Credit Suisse USA, Inc.,
7.13%, 7/15/32	50	60
Farmers Exchange Capital,
7.05%, 7/15/28 (e)	100	90
General Electric Capital Corp.,
5.88%, 1/14/38	340	313
6.15%, 8/7/37	5	5
6.75%, 3/15/32	100	102
Goldman Sachs Group, Inc. (The),
6.13%, 2/15/33	215	231
6.75%, 10/1/37	350	362
HSBC Holdings plc,
6.50%, 5/2/36	235	255
JPMorgan Chase & Co.,
6.40%, 5/15/38	320	360
Lincoln National Corp.,
6.30%, 10/9/37	20	18
Merrill Lynch & Co., Inc.,
7.75%, 5/14/38	175	198
MetLife, Inc.,
5.70%, 6/15/35	95	98
10.75%, 8/1/39	30	36
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	15	14
Principal Financial Group, Inc.,
6.05%, 10/15/36	70	65
Prudential Financial, Inc.,
5.90%, 3/17/36	30	27
6.63%, 12/1/37	55	56
Travelers Cos., Inc. (The),
5.80%, 5/15/18	25	28
6.75%, 6/20/36	25	30
Wachovia Corp.,
5.50%, 8/1/35	175	158
Wellpoint, Inc.,
5.95%, 12/15/34	15	15
6.38%, 6/15/37	25	27
		3,471
Industrials (34.6%)
Agrium, Inc.,
7.13%, 5/23/36	105	114
Alcoa, Inc.,
5.95%, 2/1/37	125	105
Altria Group, Inc.,
9.95%, 11/10/38	45	61
10.20%, 2/6/39	80	112
Amgen, Inc.,
6.40%, 2/1/39	140	161
Anheuser-Busch InBev Worldwide, Inc.,
8.00%, 11/15/39 (e)	40	52
8.20%, 1/15/39 (e)	85	112
Archer-Daniels-Midland Co.,
6.45%, 1/15/38	25	29
6.63%, 5/1/29	35	40
AT&T Corp.,
8.00%, 11/15/31	410	512
AT&T, Inc.,
6.40%, 5/15/38	115	123
6.55%, 2/15/39	45	49
Avalon Bay Communities, Inc.,
6.10%, 3/15/20	50	52
Baxter International, Inc.,
6.25%, 12/1/37	85	99
BellSouth Corp.,
6.55%, 6/15/34	80	86
Biogen Idec, Inc.,
6.88%, 3/1/18	40	44
Boeing Co. (The),
5.88%, 2/15/40	30	33
6.13%, 2/15/33	70	78
Bristol-Myers Squibb Co.,
5.88%, 11/15/36	40	44
6.13%, 5/1/38	45	52
BSKYB Finance UK plc,
6.50%, 10/15/35 (e)	50	52
Bunge Ltd. Finance Corp.,
8.50%, 6/15/19	30	35
Burlington Northern Santa Fe Corp.,
6.15%, 5/1/37	55	61

The accompanying notes are an integral part of the financial statements.	97

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
Caterpillar, Inc.,
6.05%, 8/15/36	$35	$38
Cenovus Energy, Inc.,
6.75%, 11/15/39 (e)	125	135
Cisco Systems, Inc.,
5.90%, 2/15/39	95	103
Comcast Corp.,
6.40%, 5/15/38	160	169
6.95%, 8/15/37	100	112
ConAgra Foods, Inc.,
7.00%, 10/1/28	20	22
8.25%, 9/15/30	80	101
ConocoPhillips,
5.90%, 5/15/38	100	107
6.50%, 2/1/39	70	81
ConocoPhillips Holding Co.,
6.95%, 4/15/29	105	124
Corning, Inc.,
7.25%, 8/15/36	20	21
COX Communications, Inc.,
8.38%, 3/1/39 (e)	60	74
CSX Corp.,
6.15%, 5/1/37	60	64
CVS Pass-Through Trust,
6.04%, 12/10/28	103	99
8.35%, 7/10/31 (e)	15	17
Daimler Finance North America LLC,
8.50%, 1/18/31	30	36
Delhaize America, Inc.,
9.00%, 4/15/31	60	79
Deutsche Telekom International Finance B.V.,
8.75%, 6/15/30	80	104
Devon Financing Corp. ULC,
7.88%, 9/30/31	70	87
Diageo Capital plc,
5.88%, 9/30/36	65	71
Emerson Electric Co.,
5.00%, 4/15/19	15	16
6.00%, 8/15/32	25	28
6.13%, 4/15/39	20	24
EnCana Corp.,
6.50%, 2/1/38	50	54
6.63%, 8/15/37	45	50
France Telecom S.A.,
8.50%, 3/1/31	90	125
General Electric Co.,
5.25%, 12/6/17	135	139
GlaxoSmithKline Capital, Inc.,
6.38%, 5/15/38	80	95
Harley-Davidson Funding Corp.,
6.80%, 6/15/18 (e)	50	49
Hess Corp.,
7.13%, 3/15/33	55	61
HJ Heinz Finance Co.,
6.75%, 3/15/32	45	50
Holcim Capital Corp. Ltd.,
6.88%, 9/29/39 (e)	90	93
Home Depot, Inc.,
5.88%, 12/16/36	120	117
International Business Machines Corp.,
5.88%, 11/29/32	60	66
8.00%, 10/15/38	100	140
JC Penney Corp., Inc.,
7.40%, 4/1/37	50	45
Kellogg Co.,
7.45%, 4/1/31	70	91
KLA-Tencor Corp.,
6.90%, 5/1/18	45	47
Kohl’s Corp.,
6.88%, 12/15/37	50	56
Koninklijke KPN N.V.,
8.38%, 10/1/30	25	32
Koninklijke Philips Electronics N.V.,
6.88%, 3/11/38	95	111
Kraft Foods, Inc.,
6.88%, 1/26/39	155	171
Kroger Co. (The),
6.90%, 4/15/38	80	96
LaFarge S.A.,
7.13%, 7/15/36	55	53
Lockheed Martin Corp.,
6.15%, 9/1/36	75	86
Lorillard Tobacco Co.,
8.13%, 6/23/19	85	97
Lowe’s Cos., Inc.,
6.65%, 9/15/37	45	52
Marathon Oil Corp.,
6.60%, 10/1/37	40	43
Medco Health Solutions, Inc.,
7.13%, 3/15/18	55	62
Newmont Mining Corp.,
6.25%, 10/1/39	150	150
News America, Inc.,
6.40%, 12/15/35	160	162
6.65%, 11/15/37	15	16
7.85%, 3/1/39	40	47
Nexen, Inc.,
7.50%, 7/30/39	125	137
Nokia OYJ,
6.63%, 5/15/39	80	91
Norfolk Southern Corp.,
7.05%, 5/1/37	80	101
Northrop Grumman Space & Mission Systems Corp.,
7.75%, 6/1/29	10	13

98	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
Northrop Grumman Systems Corp.,
7.75%, 2/15/31	$65	$86
Oracle Corp.,
6.50%, 4/15/38	55	64
Petro-Canada,
5.95%, 5/15/35	55	54
6.80%, 5/15/38	30	32
Pfizer, Inc.,
7.20%, 3/15/39	250	316
Philip Morris International, Inc.,
6.38%, 5/16/38	90	104
Potash Corp. of Saskatchewan, Inc.,
5.88%, 12/1/36	85	88
Qwest Corp.,
6.88%, 9/15/33	40	33
Raytheon Co.,
7.00%, 11/1/28	35	43
Rio Tinto Alcan, Inc.,
6.13%, 12/15/33	25	25
Rio Tinto Finance USA Ltd.,
7.13%, 7/15/28	30	33
Roche Holdings, Inc.,
7.00%, 3/1/39 (e)	170	212
Schering-Plough Corp.,
6.55%, 9/15/37	130	158
Sysco Corp.,
5.38%, 9/21/35	10	10
Talisman Energy, Inc.,
7.75%, 6/1/19	25	29
Target Corp.,
7.00%, 1/15/38	100	117
Telecom Italia Capital S.A.,
7.18%, 6/18/19	45	50
7.20%, 7/18/36	190	216
Telefonica Europe B.V.,
8.25%, 9/15/30	160	208
Teva Pharmaceutical Finance LLC,
6.15%, 2/1/36	25	27
Time Warner Cable, Inc.,
6.55%, 5/1/37	85	90
6.75%, 6/15/39	60	65
7.30%, 7/1/38	55	64
Time Warner, Inc.,
6.50%, 11/15/36	75	77
7.70%, 5/1/32	240	272
Transocean, Inc.,
6.80%, 3/15/38	100	115
Union Pacific Corp.,
6.25%, 5/1/34	115	126
United Technologies Corp.,
6.05%, 6/1/36	85	98
6.13%, 7/15/38	10	12
UnitedHealth Group, Inc.,
5.80%, 3/15/36	25	24
6.88%, 2/15/38	50	56
Vale Overseas Ltd.,
6.88%, 11/21/36	75	78
Valero Energy Corp.,
6.63%, 6/15/37	65	58
9.38%, 3/15/19	40	47
Verizon Communications, Inc.,
5.85%, 9/15/35	135	136
6.40%, 2/15/38	165	177
8.95%, 3/1/39	150	206
VF Corp.,
6.45%, 11/1/37	30	34
Viacom, Inc.,
6.88%, 4/30/36	110	117
7.88%, 7/30/30	35	33
Vivendi,
6.63%, 4/4/18 (e)	40	43
Vodafone Group plc,
6.15%, 2/27/37	45	48
Wal-Mart Stores, Inc.,
5.25%, 9/1/35	190	191
6.50%, 8/15/37	35	41
Weatherford International Ltd.,
7.00%, 3/15/38	60	65
9.63%, 3/1/19	35	44
XTO Energy, Inc.,
6.38%, 6/15/38	55	59
6.75%, 8/1/37	85	95
Yum! Brands, Inc.,
6.88%, 11/15/37	75	83
		11,075
Municipal Bonds (0.8%)
California State Bonds,
7.55%, 4/1/39	115	129
Chicago Illinois Board of Education,
6.14%, 12/1/39	50	56
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds,
6.18%, 1/1/34	70	78
		263
Sovereign (3.3%)
Federative Republic of Brazil,
8.25%, 1/20/34	350	463
Italian Republic,
5.38%, 6/15/33	55	58
Kreditanstalt Fuer Wiederaufbau,
Zero Coupon, 4/18/36	150	45
Province of Quebec Canada,
7.50%, 9/15/29	179	238
Republic of Peru,
8.75%, 11/21/33	65	87

The accompanying notes are an integral part of the financial statements.	99

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Sovereign (cont’d)
United Mexican States,
6.05%, 1/11/40	$165	$166
		1,057
U.S. Agency Securities (2.5%)
Federal Home Loan Mortgage Corp.,
6.75%, 3/15/31	500	656
Federal National Mortgage Association,
7.25%, 5/15/30	100	138
		794
U.S. Treasury Securities (36.6%)
U.S. Treasury Bond Coupon STRIPS,
Zero Coupon, 11/15/19 - 11/15/21	2,775	1,824
U.S. Treasury Bond Principal STRIPS,
Zero Coupon, 11/15/21	750	461
U.S. Treasury Bonds,
4.25%, 5/15/39	550	569
4.50%, 8/15/39	800	863
6.13%, 11/15/27	1,335	1,696
6.25%, 8/15/23	700	877
6.63%, 2/15/27	3,350	4,443
8.13%, 8/15/21	400	570
U.S. Treasury Notes,
3.00%, 8/31/16	300	302
3.75%, 11/15/18	50	52
4.75%, 8/15/17	44	49
		11,706
Utilities (8.6%)
Carolina Power & Light Co.,
6.13%, 9/15/33	40	45
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	25	24
Columbus Southern Power Co.,
6.60%, 3/1/33	30	33
Consumers Energy Co.,
5.65%, 4/15/20	40	43
Detroit Edison Co. (The),
6.35%, 10/15/32	90	101
Dominion Resources, Inc.,
7.00%, 6/15/38	85	101
Energy Transfer Partners LP,
9.00%, 4/15/19	40	48
Enterprise Products Operating LLC,
6.65%, 10/15/34	30	33
6.88%, 3/1/33	95	107
Exelon Generation Co., LLC,
6.25%, 10/1/39	140	143
First Energy Solutions Corp.,
6.80%, 8/15/39 (e)	80	85
Florida Power & Light Co.,
5.63%, 4/1/34	40	43
5.85%, 2/1/33	35	39
5.95%, 10/1/33 - 2/1/38	65	74
Florida Power Corp.,
6.35%, 9/15/37	75	88
Kinder Morgan Energy Partners LP,
6.50%, 2/1/37	65	66
6.95%, 1/15/38	120	129
7.30%, 8/15/33	5	6
Nevada Power Co.,
6.65%, 4/1/36	125	137
Northern States Power Co.,
6.25%, 6/1/36	35	41
Ohio Edison Co.,
6.88%, 7/15/36	65	75
Ohio Power Co.,
6.60%, 2/15/33	110	120
Oneok Partners LP,
8.63%, 3/1/19	25	30
Pacific Gas & Electric Co.,
6.25%, 3/1/39	65	75
Pacificorp,
5.75%, 4/1/37	40	43
6.00%, 1/15/39	65	73
6.10%, 8/1/36	40	45
6.25%, 10/15/37	85	99
Plains All American Pipeline LP/PAA Finance Corp.,
6.65%, 1/15/37	45	47
6.70%, 5/15/36	75	79
PPL Electric Utilities Corp.,
6.45%, 8/15/37	30	35
Progress Energy, Inc.,
7.00%, 10/30/31	25	29
PSEG Power LLC,
8.63%, 4/15/31	90	122
Public Service Co. of Colorado,
6.25%, 9/1/37	75	87
Southern California Edison Co.,
5.55%, 1/15/37	60	65
Spectra Energy Capital LLC,
7.50%, 9/15/38	45	53
Texas Eastern Transmission LP,
7.00%, 7/15/32	55	63
TransCanada Pipelines Ltd.,
6.20%, 10/15/37	95	105
7.63%, 1/15/39	15	19
Virginia Electric & Power Co.,
8.88%, 11/15/38	80	114
		2,764
Total Fixed Income Securities (Cost $28,447)		31,130

100	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Long Duration Fixed Income Portfolio

	Shares	Value (000)
Short-Term Investments (2.9%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (p)	604,848	$605

	Face Amount (000)
U.S. Treasury Security (1.0%)
U.S. Treasury Bill,
0.04%, 11/12/09 (j)(r)(w)	$315	315
Total Short-Term Investments (Cost $920)		920
Total Investments (100.2%) (Cost $29,367)		32,050
Liabilities in Excess of Other Assets (-0.2%)		(65)
Net Assets (100%)		$31,985

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2009.
(w)	All or a portion of the security was pledged as collateral for swap agreements.

STRIPS	Separate Trading of Registered Interest and Principal of Securities

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
90 Day
EuroDollar	4	$979	Mar-11	$3
90 Day
EuroDollar	4	976	Jun-11	2
90 Day
EuroDollar	4	973	Sep-11	2
90 Day
EuroDollar	4	970	Dec-11	2
U.S. Treasury
5 yr. Note	3	348	Dec-09	1
U.S. Treasury
10 yr. Note	1	118	Dec-09	1
U.S. Treasury
30 yr. Bond	9	1,093	Dec-09	14
Short:
U.S. Treasury
2 yr. Note	1	217	Dec-09	(2)
				$23

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	3 Month LIBOR	Pay	4.64%	5/27/19	$594	$5
	3 Month LIBOR	Receive	4.04	5/27/39	136	(5)
Deutsche Bank
	3 Month LIBOR	Pay	4.40	10/1/16	6,539	(3)
	3 Month LIBOR	Receive	4.41	10/3/18	3,519	4
	6 Month EURIBOR	Receive	4.46	8/5/19	1,870	(12)
	6 Month EURIBOR	Pay	5.06	8/5/24	2,280	17
UBS
	3 Month LIBOR	Pay	4.66	5/27/19	1,735	17
	3 Month LIBOR	Receive	4.04	5/27/39	402	(13)
						$10

EURIBOR — Euro Interbank Offered Rate

The accompanying notes are an integral part of the financial statements.	101

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Long Duration Fixed Income Portfolio

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Barclays Capital
	$609	3 Month LIBOR	Receive	11/15/19	$(46)
	995	3 Month LIBOR	Pay	11/15/19	(42)
Deutsche Bank
	370	3 Month LIBOR	Receive	11/15/21	(21)
JPMorgan Chase
	276	3 Month LIBOR	Receive	11/15/19	(18)
	256	3 Month LIBOR	Receive	11/15/21	(20)
					$(147)

LIBOR — London Interbank Offered Rate

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Finance	$—	$3,471	$—	$3,471
Industrials	—	11,075	—	11,075
Municipal Bonds	—	263	—	263
Sovereign	—	1,057	—	1,057
U.S. Agency Securities	—	794	—	794
U.S. Treasury Securities	—	11,706	—	11,706
Utilities	—	2,764	—	2,764
Total Fixed Income Securities	—	31,130	—	31,130
Futures Contracts	25	—	—	25
Interest Rate Swap Agreements	—	43	—	43
Short-Term Investments
Investment Company	605	—	—	605
U.S. Treasury Security	—	315	—	315
Total Short-Term Investments	605	315	—	920
Total Assets	630	31,488	—	32,118

Liabilities:
Futures Contracts	2	—	—	2
Interest Rate Swap Agreements	—	33	—	33
Zero Coupon Swap Agreements	—	147	—	147
Total Liabilities	2	180	—	182

Total	$628	$31,308	$—	$31,936

102	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview

Municipal Portfolio

The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax. The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as “junk bonds”). The Portfolio will ordinarily seek to maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Portfolio may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market countries or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may also invest in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade. In addition, the Portfolio may invest a portion of its assets in structured investments consistent with its investment objective and policies.

Performance

For the fiscal year ended September 30, 2009 the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 9.65%, net of fees. The Portfolio’s Class I underperformed against its benchmarks the Barclays Capital 5 Year Municipal Index, the Barclays Capital 10 Year Municipal Index and the Blended Municipal Index (a 50%/50% blend of the Barclays Capital 5 & 10 Year Municipal Indexes) which returned 11.01%, 14.30% and 12.66%, respectively.

Factors Affecting Performance

•      The municipal market rebounded strongly in early 2009, after struggling through one of the most challenging periods in the history of the financial markets.

•      The recovery began in March when certain economic indicators stabilized or improved, suggesting that perhaps the contraction in economic growth was slowing. Credit conditions also became more favorable, thanks to the various initiatives of the Federal Reserve and the government to inject liquidity into the financial system. In the months that followed, positive news on the corporate, banking and economic fronts helped bolster investor confidence, sustaining the market’s rally throughout the end of the September.

•      Renewed investor risk appetite, coupled with strong demand for municipal bonds and a limited supply of new issues, led to marked improvement in performance. For the six-month period ended September 30, 2009, the investment-grade municipal market (as measured by the Barclays Capital Municipal Bond Index) gained 9.38%. Although the investment-grade sector lagged the high-yield sector during this period, its stronger relative performance in the preceding six months led it outperform for the overall fiscal year.

•      In a reversal from the fourth quarter of 2008, municipal bond funds enjoyed strong net inflows in 2009. In fact, inflows year to date have totaled roughly $56 billion, surpassing the record for annual inflows set in 1993.

•      The Portfolio’s focus on longer-maturity issues (20 years or more), which are not represented in the Index, contributed greatly to performance in 2009 as spreads on these issues tightened dramatically. However, these holdings hindered performance early in the period when yields on longer-maturity issues decoupled from yields on Treasuries and swaps.

•      The Portfolio’s emphasis on higher-quality municipal bonds benefited relative performance as this segment of the market outperformed lower-quality issues for the overall period.

•      Allocations to non-agency mortgage-backed securities (“MBS”) and corporate preferred securities, which are not included in the Index, detracted from performance in the fourth quarter of 2008 as these sectors experienced considerable pricing pressure.

Management Strategies

•      We reduced the Portfolio’s holdings in non-agency MBS and corporate preferred securities over the course of the period.

•      We also have been reducing the Portfolio’s exposure to longer-maturity issues recently. In our view, these issues no longer appear attractive and we believe reducing holdings will help to reduce risk in the Portfolio.

•      As always, we continued to focus on maintaining the Portfolio’s high credit quality and diversification.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Municipal Portfolio

*      Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital 5 Year Municipal Index(1), the Barclays Capital 10 Year Municipal Index(2), the Blended Municipal Index(3) and the Lipper Intermediate Municipal Debt Funds Index(4)

	Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Portfolio — Class I(6)	9.65%	3.30%	4.90%	5.64%
Barclays Capital 5 Year Municipal Index	11.01	4.55	5.18	5.24
Barclays Capital 10 Year Municipal Index	14.30	5.03	5.93	6.14
Blended Municipal Index	12.66	4.79	5.56	5.87
Lipper Intermediate Municipal Debt Funds Index	11.38	3.74	4.65	4.93

Portfolio — Class P(7)	9.36	—	—	2.38
Barclays Capital 5 Year Municipal Index	11.01	—	—	7.72
Barclays Capital 10 Year Municipal Index	14.30	—	—	7.63
Blended Municipal Index	12.66	—	—	7.68
Lipper Intermediate Municipal Debt Funds Index	11.38	—	—	5.42

Portfolio — Class H w/o sales charges(8)	9.36	—	—	1.40
Portfolio — Class H with maximum 3.50% sales charges(8)	5.53	—	—	–0.64
Barclays Capital 5 Year Municipal Index	11.01	—	—	7.10
Barclays Capital 10 Year Municipal Index	14.30	—	—	7.07
Blended Municipal Index	12.66	—	—	7.10
Lipper Intermediate Municipal Debt Funds Index	11.38	—	—	5.02

Portfolio — Class L(9)	9.04	—	—	1.66
Barclays Capital 5 Year Municipal Index	11.01	—	—	8.56
Barclays Capital 10 Year Municipal Index	14.30	—	—	9.39
Blended Municipal Index	12.66	—	—	8.99
Lipper Intermediate Municipal Debt Funds Index	11.38	—	—	6.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Barclays Capital 5 Year Municipal Index is a market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher municipal bonds with maturities of four to six years. To be included in the index, bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Barclays Capital 10 Year Municipal Index is market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher municipal bonds with maturities of eight to twelve years. To be included in the index, bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Blended Municipal Index is an unmanaged index comprised of the Barclays Capital Long Municipal Index from 10/1/92 to 3/31/96 and 50% Barclays Capital 10 Year Municipal Index and 50% Barclays Capital 5 Year Municipal Index thereafter.

(4)

The Lipper Intermediate Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Municipal Debt Funds classification.

(5)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)	Commenced operations on October 1, 1992.
(7)	Commenced operations on June 20, 2007.
(8)	Commenced operations on January 2, 2008.
(9)	Commenced operations on June 16, 2008.
(10)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Indexes.

2009 Annual Report

September 30, 2009 (unaudited)

Investment Overview (cont’d)

Municipal Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Municipal Bonds	94.1%
Other*	1.8
Short-Term Investment	4.1
Total Investments	100.0%

*      Industries and/or investment types representing less than 5% of total investments.

2009 Annual Report

September 30, 2009

Portfolio of Investments

Municipal Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (92.1%)
Collateralized Mortgage Obligations — Agency Collateral Series (0.0%)
Federal National Mortgage Association,
Inv Fl IO REMIC
8.75%, 3/25/23	$332	$40
Government National Mortgage Association,
Inv Fl IO
7.67%, 5/16/32	148	26
7.71%, 12/16/25	222	36
8.22%, 4/16/19 - 12/16/29	518	69
		171
Mortgages — Other (0.2%)
Countrywide Alternative Loan Trust,
0.55%, 12/20/46 (h)	2,710	339
WaMu Mortgage Pass Through Certificates,
0.50%, 1/25/47 (h)	2,052	265
Washington Mutual Alternative Mortgage Pass Through Certificates,
0.53%, 6/25/46 (h)	2,401	278
0.55%, 10/25/46 (h)	2,449	179
		1,061
Municipal Bonds (91.9%)
Alameda Unified School District General Obligation Bonds (FSA),
Zero Coupon, 8/1/33	9,915	2,489
Alaska Railroad Corp., Revenue Bonds (FGIC),
5.00%, 8/1/15	2,680	2,974
Allegheny County, PA, Hospital Development Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series A,
5.00%, 9/1/18	3,000	3,325
Amarillo, TX, General Obligation Bonds (MBIA),
5.00%, 5/15/13	1,020	1,147
Badger TOB Asset Securitization Corp., WI, Revenue Bonds,
6.13%, 6/1/27	770	845
Brandon School District, MI, General Obligation Bonds (FSA; Q-SBLF),
5.00%, 5/1/16 - 5/1/19	4,230	4,852
Brazos, TX, Harbor Industrial Development Corp., Environmental Facilities, Dow Chemical Project, Revenue Bonds,
5.90%, 5/1/38 (h)	2,695	2,632
Brownsville, TX, Utility System, Revenue Bonds (FSA),
5.00%, 9/1/23	1,240	1,375
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds,
5.38%, 6/1/24 (j)	4,655	4,528
California State Public Works Board, Revenue Bonds,
5.25%, 6/1/13	1,150	1,229
5.50%, 6/1/15	1,275	1,364
California State, General Obligation Bonds,
5.25%, 2/1/14	1,375	1,524
Camden, AL, Industrial Development Board, Revenue Bonds,
6.13%, 12/1/24	625	735
Chandler, AZ, Industrial Development Authority, Revenue Bonds,
4.38%, 12/1/35 (h)	1,400	1,437
Chicago, IL, Board of Education, General Obligation Bonds (FSA),
5.00%, 12/1/17	1,010	1,176
Chicago, IL, General Obligation Bonds (FGIC),
Zero Coupon, 1/1/19	4,000	2,753
Chicago, IL, Transit Authority, Revenue Bonds (AGC),
5.25%, 6/1/23 - 6/1/24	6,165	6,945
Citizens Property Insurance Corp., FL, Revenue Bonds (MBIA),
5.00%, 3/1/12	3,000	3,155
City of Houston, TX, General Obligation Bonds (MBIA),
5.00%, 3/1/16	1,000	1,168
City of Seattle, WA, Revenue Bonds,
5.00%, 2/1/18	1,795	2,062
Clark County, WA, School District No. 117, Camas, General Obligation Bonds (FSA),
5.00%, 12/1/13	1,500	1,703
Clear Creek, TX, Independent School District (PSFG),
5.65%, 2/15/19	35	36
Cleveland, OH, Income Tax, Bridges & Roadways, Revenue Bonds (AGC),
5.00%, 10/1/25	1,555	1,721
Coachella Valley, Unified School District, CA, General Obligation Bonds (FGIC),
Zero Coupon, 8/1/30	1,000	299
Colorado E470 Public Highway Authority, Revenue Bonds (MBIA),
Zero Coupon, 9/1/29	18,900	5,337
Colorado Educational & Cultural Facilities Authority, Revenue Bonds (MBIA),
4.38%, 3/1/14	1,400	1,466
4.50%, 3/1/15	1,600	1,670
4.60%, 3/1/16	1,000	1,036
Cook County, IL, School District, General Obligation Bonds (MBIA),
Zero Coupon, 12/1/22	4,125	2,131
County of Bexar, TX, General Obligation Bonds (FSA),
5.00%, 6/15/14	1,330	1,528
County of Miami-Dade, FL, Revenue Bonds (FGIC),
5.00%, 8/1/12 - 8/1/13	8,465	9,269
County of Osceola, FL, Revenue Bonds (AMBAC),
5.00%, 10/1/12 - 10/1/13	5,070	5,565
County of Riverside, CA, COP (AMBAC),
5.00%, 11/1/14	3,500	3,896
County of St. Lucie, FL, Transportation Revenue Bonds (AMBAC),
5.00%, 8/1/13	1,000	1,108

106	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face Amount (000)	Value (000)
Municipal Bonds (cont’d)
Cowlitz County, WA, Public Utility District No. 1 (FGIC),
5.00%, 9/1/11	$2,445	$2,596
Cranberry Township, PA, General Obligation Bonds (FGIC),
4.80%, 12/1/18	1,310	1,385
Crisp County Development Authority, Revenue Bonds,
5.55%, 2/1/15	200	206
Crown Point, IN, Multi-School Building Corp., Revenue Bonds (MBIA),
Zero Coupon, 1/15/24	5,200	2,703
Cypress-Fairbanks, TX, Independent School District, General Obligation Bonds (PSFG),
4.80%, 2/15/19	925	969
Dearborn, MI, School District, General Obligation Bonds (FGIC; Q-SBLF),
5.00%, 5/1/16	2,480	2,803
Denton, TX, Utility System, Revenue Bonds (AMBAC),
5.00%, 12/1/16	315	326
Detroit, MI, City School District, School Building & Site Improvement, General Obligation Bonds (FSA; Q-SBLF),
5.00%, 5/1/12	1,000	1,084
Detroit, MI, Sewer Disposal, Revenues Bonds (BHAC; FGIC),
5.50%, 7/1/26	475	527
Director of the State of Nevada Department of Business & Industry, Revenue Bonds,
5.63%, 12/1/26 (h)	1,100	1,150
District of Columbia Water & Sewer Authority, Public Utility, Revenue Bonds (AGC),
5.00%, 10/1/26	1,610	1,782
District of Columbia, General Obligation Bonds (FSA),
5.00%, 6/1/16	2,325	2,687
5.00%, 6/1/19 (j)	5,000	5,726
Dover, PA, Area School District, General Obligation Bonds (FGIC),
5.00%, 4/1/16	1,000	1,058
Eagle, IN, Union Middle School Building, Revenue Bonds (AMBAC),
4.90%, 7/5/16	1,000	1,036
5.00%, 7/5/17	1,500	1,579
Elizabeth Forward, PA, School District (MBIA),
Zero Coupon, 9/1/11	1,250	1,216
Eureka, CA, Union School District, General Obligation Bonds (MBIA),
Zero Coupon, 8/1/28 - 8/1/30	5,090	1,654
Everett, WA, Water & Sewer, Revenue Bonds (MBIA),
5.00%, 7/1/13	1,630	1,839
Florida Municipal Loan Council, Revenue Bonds (MBIA),
5.00%, 10/1/11 - 10/1/13	3,850	4,168
Florida State Board of Education, Revenue Bonds (AMBAC),
5.00%, 7/1/19	2,500	2,764
Florida State Department of Environmental Protection, Revenue Bonds (AMBAC),
5.00%, 7/1/14	3,005	3,315
Florida State Mid-Bay Bridge Authority, Revenue Bonds (AGC),
5.00%, 10/1/22	4,225	4,701
Fontana, CA, Unified School District, General Obligation Bonds (FSA),
Zero Coupon, 8/1/30 - 8/1/32	20,050	5,534
Fort Wayne Hospital Authority, IN, Revenue Bonds (MBIA),
4.70%, 11/15/11	520	531
Georgetown County, SC, Pollution Control Facility, Revenue Bonds,
5.13%, 2/1/12	725	735
Gilliam County, OR, Solid Waste Disposal, Revenue Bonds,
4.88%, 7/1/38 (h)	1,400	1,436
Girard Area, PA, School District, General Obligation Bonds (FGIC),
Zero Coupon, 10/1/18 - 10/1/19	950	647
Grand Prairie, TX, Independent School District, General Obligation Bonds (PSFG),
Zero Coupon, 2/15/14	2,240	2,055
Greenville, MI, Public Schools, General Obligation Bonds (FSA; Q-SBLF),
5.00%, 5/1/16 - 5/1/18	2,645	3,039
Greenwood Fifty School Facilities, Inc., SC, Installment Purchase, Revenue Bonds (AGC),
5.00%, 12/1/11	1,000	1,081
Gulf Coast Waste Disposal Authority, TX, Revenue Bonds,
4.55%, 4/1/12	830	834
Harris County, TX, Health Facilities Development Corp., Thermal Utilities, Revenue Bonds (AGC),
5.25%, 11/15/24	1,950	2,138
Harvey County, KS, Unified School District No. 373 Newton Refunding & Improvement (MBIA),
5.00%, 9/1/19	2,630	2,976
Hawaii State, COP, General Obligation Bonds (AMBAC),
4.80%, 5/1/12	1,275	1,290
Houston, TX, Community College System, Revenue Bonds (AMBAC),
4.00%, 4/15/12	1,465	1,567
Houston, TX, Hotel Occupancy, Revenue Bonds (FSA; AMBAC),
Zero Coupon, 9/1/25 - 9/1/26	14,175	5,952
Houston, TX, Utility System, Revenue Bonds (FGIC),
5.00%, 11/15/13	1,000	1,135

The accompanying notes are an integral part of the financial statements.	107

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face Amount (000)	Value (000)
Municipal Bonds (cont’d)
Illinois Finance Authority, Edward Hospital, Revenue Bonds (AMBAC),
6.00%, 2/1/23 - 2/1/26	$2,455	$2,662
Illinois Finance Authority, Gas Supply, Revenue Bonds,
3.75%, 2/1/33 (h)	5,150	5,168
Illinois Finance Authority, Northwestern Memorial Hospital, Revenue Bonds,
5.00%, 8/15/16	1,890	2,091
Illinois Health Facilities Authority, Revenue Bonds (MBIA),
5.00%, 11/15/12	1,000	1,006
Illinois Municipal Electric Agency, Revenue Bonds (FGIC),
5.00%, 2/1/13 - 2/1/15	2,065	2,293
Indiana Port Commission, Revenue Bonds,
4.10%, 5/1/12	3,450	3,612
Indiana State Development Finance Authority, Revenue Bonds,
4.70%, 10/1/31 (h)	100	101
Indiana Transportation Finance Authority, Highway Revenue Bonds (AMBAC),
Zero Coupon, 12/1/16	1,695	1,363
Indio, CA, Redevelopment Agency, Tax Allocation,
5.00%, 8/15/24	1,470	1,461
5.13%, 8/15/25	2,015	2,011
Intermountain Power Agency, UT, Power Supply, Revenue Bonds,
Zero Coupon, 7/1/17	1,750	1,359
Iowa Finance Authority, Private University, Revenue Bonds (CIFG),
5.00%, 4/1/13	1,210	1,285
Kendall, Kane & Will Counties, IL, Community School District No. 308, General Obligation Bonds (FSA),
Zero Coupon, 2/1/23 - 2/1/27	9,910	4,984
Kentucky Asset Liability Commission, KY, Revenue Bonds (MBIA),
5.00%, 9/1/14	1,800	2,056
Lake County, IL, Community Consolidated School District, General Obligation Bonds (FGIC),
Zero Coupon, 12/1/19 - 12/1/21	12,775	8,468
Lansing, MI, Board of Water & Light, Revenue Bonds,
5.00%, 7/1/24	1,000	1,107
Las Vegas, NV, Redevelopment Agency, Revenue Bonds,
6.25%, 6/15/16	1,475	1,660
Lexington County, SC, Revenue Bonds,
5.00%, 11/1/16	165	179
Long Beach, CA, Community College District, General Obligation Bonds (FGIC),
Zero Coupon, 5/1/14	2,465	2,224
Long Island, NY, Power Authority Electric System, Revenue Bonds (FSA),
Zero Coupon, 6/1/16	3,700	3,105
Los Angeles, CA, Unified School District, General Obligation Bonds,
5.25%, 7/1/22	3,200	3,635
Louisiana Correctional Facilities Corp., LA, Revenue Bonds (AMBAC),
5.00%, 9/1/12	1,230	1,332
Louisiana Local Government Environmental Facilities, Community Development Authority, Revenue Bonds, Bossier City Public Improvement Projects (AMBAC),
5.00%, 11/1/13 - 11/1/15	2,520	2,798
Louisiana Offshore Terminal Authority, LA, Revenue Bonds,
4.30%, 10/1/37 (h)	2,850	2,904
Lubbock, TX, General Obligation Bonds (FSA),
5.00%, 2/15/14	1,355	1,539
Madera, CA, Unified School District, General Obligation Bonds (FGIC),
Zero Coupon, 8/1/26 - 8/1/28	7,000	2,511
Madison & Jersey Counties, IL, Unit School District, General Obligation Bonds (FSA),
Zero Coupon, 12/1/20	2,900	1,861
Maricopa County, AZ, Pollution Control,
6.00%, 5/1/29 (h)	1,400	1,466
Massachusetts State Development Financing Agency, Resource Recovery, Waste Management, Inc. Project, Revenue Bonds,
6.90%, 12/1/29 (h)	250	251
Massachusetts State Health & Educational Facilities Authority, Revenue Bonds (AMBAC),
4.80%, 7/1/12	1,665	1,683
Memphis-Shelby Sports Authority, Inc., Revenue Bonds, Memphis Arena Project (MBIA),
5.00%, 11/1/13	1,410	1,547
Merced City, CA, School District, General Obligation Bonds (MBIA),
Zero Coupon, 8/1/28 - 8/1/29	4,665	1,542
Merrillville, IN, Multi School Building Corp., Revenue Bonds,
5.00%, 1/15/17 - 7/15/17	2,545	2,852
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax, Revenue Bonds (MBIA),
Zero Coupon, 6/15/20 - 12/15/23	5,175	3,127
Miami-Dade County School Board, FL, COP, General Obligation Bonds (FGIC),
5.00%, 5/1/13	5,995	6,580
Michigan City, IN, Area-Wide School Building Corp., Revenue Bonds (FGIC),
Zero Coupon, 1/15/17 - 1/15/20	6,750	5,049
Michigan State Strategic Fund, Michigan House of Representatives Facilities, Revenue Bonds (AGC),
5.25%, 10/15/23	1,485	1,686
Michigan State Strategic Fund, Solid Waste Management Project, Revenue Bonds (GTY AGMT),
4.63%, 12/1/12	275	282

108	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face Amount (000)	Value (000)
Municipal Bonds (cont’d)
Milwaukee, WI, Sewer, Revenue Bonds (AMBAC),
4.88%, 6/1/19	$2,070	$2,171
Monmouth County, NJ, Improvement Authority, Revenue Bonds (AMBAC),
5.00%, 12/1/16 - 12/1/17	3,010	3,345
Montour, PA, School District, General Obligation Bonds (MBIA),
Zero Coupon, 1/1/13	300	284
Mount San Antonio, CA, Community College District, General Obligation Bonds (MBIA),
Zero Coupon, 8/1/16 - 8/1/17	27,555	22,466
Murrieta Valley, CA, Unified School District, Public Financing Authority, General Obligation Bonds (FSA),
Zero Coupon, 9/1/24 - 9/1/30	15,100	5,474
Nebraska Public Power District, Revenue Bonds (FSA),
5.00%, 1/1/13	2,000	2,207
New Mexico Finance Authority, Revenue Bonds (MBIA),
5.00%, 6/15/13 - 6/15/14	2,200	2,457
New Orleans, LA, Audubon Commission, General Obligation Bonds (FSA),
5.00%, 10/1/13	1,695	1,917
New York City, NY, Industrial Development Agency, Revenue Bonds (FSA),
6.00%, 11/1/15	1,220	1,223
New York State Dormitory Authority, Lease Revenue Bonds,
5.25%, 7/1/32 (h)	750	820
New York State Dormitory Authority, Revenue Bonds (CIFG),
6.00%, 11/15/23 (h)	970	1,064
Noblesville, IN, High School Building Corp., Revenue Bonds (AMBAC),
Zero Coupon, 2/15/19	1,850	1,211
5.00%, 7/10/13	2,475	2,776
North Side, IN, High School Building Corp., Revenue Bonds (FSA),
5.25%, 7/15/13	2,910	3,344
North Slope Borough, AK, General Obligation Bonds (MBIA),
Zero Coupon, 6/30/12	2,900	2,773
Northwest Allen County, Middle School Building Corp. (FSA),
5.00%, 7/15/16 - 7/15/19	4,595	5,210
Norwalk-LA Mirada, CA, Unified School District, General Obligation Bonds (FGIC),
Zero Coupon, 8/1/25	8,900	3,715
Ohio State, Solid Waste, Revenue Bonds,
4.25%, 4/1/33 (h)	700	688
Ohio State, Water Development Authority, Pollution Control Facilities, First Energy, Revenue Bonds,
5.88%, 6/1/33 (h)	865	929
Okemos, MI, Public School District, General Obligation Bonds (MBIA; Q-SBLF),
Zero Coupon, 5/1/15	900	771
Pajaro Valley, CA, Unified School District, COP, General Obligation Bonds (FSA),
Zero Coupon, 8/1/27	2,220	859
Palm Beach County School Board, FL, COP, General Obligation Bonds (FGIC),
5.00%, 8/1/11 - 8/1/12	7,770	8,369
Palm Beach County School Board, FL, COP, General Obligation Bonds (MBIA),
5.00%, 8/1/12 - 8/1/13	7,280	7,942
Palomar Pomerado Health (MBIA),
Zero Coupon, 8/1/16 - 8/1/19	11,170	7,822
Penn Hills Municipality, PA, General Obligation Bonds,
Zero Coupon, 6/1/12 - 12/1/13	2,115	1,870
Pennsylvania Convention Center Authority, Revenue Bonds (FGIC),
6.70%, 9/1/16	450	531
Pennsylvania State Financing Authority, Aliquippa School District, Revenue Bonds,
Zero Coupon, 6/1/12	685	639
Philadelphia, PA, Authority for Industrial Development (FGIC),
5.00%, 10/1/11 - 10/1/13	8,540	9,052
Philadelphia, PA, Authority for Industrial Development (FSA),
5.00%, 2/15/15	2,150	2,447
Philadelphia, PA, Water & Wastewater, Revenue Bonds (AMBAC),
5.00%, 8/1/12 - 8/1/13	6,005	6,572
Piedmont, SC, Municipal Power Agency, Revenue Bonds (AMBAC),
Zero Coupon, 1/1/31 - 1/1/32	22,300	6,548
Pittsburgh, PA, Urban Redevelopment Authority, Revenue Bonds (FGIC),
Zero Coupon, 9/1/26	8,480	3,239
Pittsburgh, PA, Water & Sewer Authority, Water & Sewer System, Revenue Bonds (FSA),
5.00%, 9/1/13	1,000	1,116
Puerto Rico Sales Tax Financing Corp., Revenue Bonds,
5.00%, 8/1/39 (h)	2,895	3,018
Regional Transportation District, CO, COP (AMBAC),
5.00%, 12/1/12	5,540	6,038
Rescue Union School District, CA, General Obligation Bonds (MBIA),
Zero Coupon, 9/1/27	2,000	735
Richland County, SC, Revenue Bonds,
6.10%, 4/1/23	725	741
Rincon Valley, CA, Union School District, General Obligation Bonds (FGIC),
Zero Coupon, 8/1/32 - 8/1/35	9,675	2,238

The accompanying notes are an integral part of the financial statements.	109

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face Amount (000)	Value (000)
Municipal Bonds (cont’d)
Robinson Township, PA, Municipal Authority, Revenue Bonds,
6.90%, 5/15/18	$35	$42
Saginaw, MI, Hospital Financing Authority, Revenue Bonds (MBIA),
5.38%, 7/1/19	1,265	1,275
Sam Rayburn, TX, Municipal Power Agency, Revenue Bonds,
6.00%, 10/1/21	650	676
Santa Ana, CA, Unified School District, General Obligation Bonds (FGIC),
Zero Coupon, 8/1/19 - 8/1/20	5,475	3,416
Seminole County, FL, School Board, COP (AMBAC),
5.00%, 7/1/12	4,070	4,398
Spring, TX, Independent School District, General Obligation Bonds (PSFG),
5.00%, 8/15/19	1,760	1,861
Steel Valley, PA, Allegheny County School District, General Obligation Bonds,
Zero Coupon, 11/1/11 - 11/1/17	1,820	1,585
Tallahassee Blueprint 2000 Intergovernmental Agency, Revenue Bonds (MBIA),
5.00%, 10/1/13 - 10/1/14	3,105	3,436
Tarrant County, TX, Cultural Education Facilities Finance Corp., Revenue Bonds,
5.00%, 2/15/14 - 2/15/17	2,100	2,293
Texas State Turnpike Authority, Revenue Bonds (AMBAC),
Zero Coupon, 8/15/18	5,700	3,811
Tobacco Securitization Authority of Northern California, Asset Backed Revenue Bonds, Series A-1,
4.75%, 6/1/23	5,190	4,939
Tobacco Settlement Authority of Washington, Asset Backed Revenue Bonds,
6.50%, 6/1/26	805	825
Tobacco Settlement Financing Corp., LA, Asset Backed Revenue Bonds,
5.50%, 5/15/30	1,350	1,368
Tobacco Settlement Financing Corp., RI, Asset Backed Revenue Bonds,
6.00%, 6/1/23	1,205	1,227
Traverse City, MI, Public Schools (FSA),
5.00%, 5/1/16 - 5/1/19	7,840	9,092
Twin Rivers Unified School District, CA, General Obligation Bonds,
Zero Coupon, 4/1/14	2,950	2,404
Union Elementary School District, CA, General Obligation Bonds (MBIA),
Zero Coupon, 9/1/27 - 9/1/28	8,000	3,105
University of Utah, COP, General Obligation Bonds (AMBAC),
5.00%, 12/1/11 - 12/1/13	4,040	4,483
Upper Darby Township, PA, General Obligation Bonds (AMBAC),
Zero Coupon, 7/15/11	525	512
Utah County, UT, Environmental Improvement, Revenue Bonds,
5.05%, 11/1/17	170	180
Victor Elementary School District, CA, General Obligation Bonds (FGIC),
Zero Coupon, 2/1/30	2,100	646
Virginia State Peninsula Regional Jail Authority, Regional Jail Facilities, Revenue Bonds (MBIA),
5.00%, 10/1/12 - 10/1/13	2,705	2,983
Warren, MI, Consolidated School District, General Obligation Bonds (Q-SBLF),
4.15%, 5/1/14	1,000	1,063
Washington State Health Care Facilities, (Providence Health), Revenue Bonds (FSA),
5.25%, 10/1/33	1,975	2,139
Washington State Motor Vehicle Fuel Facilities, General Obligation Bonds (AMBAC),
Zero Coupon, 6/1/14 - 6/1/16	8,160	7,153
Washoe County, NV, General Obligation Bonds (FSA),
Zero Coupon, 7/1/18	4,235	3,195
Washoe County, NV, School District, School Improvement, General Obligation Bonds,
4.75%, 6/1/26	1,405	1,488
West Contra Costa, CA, Unified School District, General Obligation Bonds (FGIC),
Zero Coupon, 8/1/25 - 8/1/27	23,200	8,629
West Virginia University, Revenue Bonds (AMBAC),
Zero Coupon, 4/1/22 - 4/1/24	2,000	1,096
Westfield High School Building Corp., IN, Revenue Bonds (FSA),
5.00%, 1/10/13	1,285	1,428
William S. Hart Union High School District, CA, General Obligation Bonds (FSA),
Zero Coupon, 9/1/21 - 9/1/28	18,290	9,133
Winnebago County, IL, School District, General Obligation Bonds (FSA),
Zero Coupon, 1/1/14	3,600	3,147
Wisconsin State Health & Educational Facilities Authority, Revenue Bonds (AMBAC),
5.63%, 2/15/12	1,000	1,081
Yosemite, CA, Community College District, General Obligation Bonds (FSA),
Zero Coupon, 8/1/22 - 8/1/25	11,455	5,700
		487,974
Total Fixed Income Securities (Cost $474,299)		489,206

	Shares
Preferred Stocks (1.5%)
Finance (1.5%)
ABN AMRO North America Capital Funding Trust I,
6.97% (e)(h)(l)	5,875	3,145
Federal Home Loan Mortgage Corp.,
4.68% (a)(h)(l)	19,000	48
Federal Home Loan Mortgage Corp.,
5.16% (a)(h)(l)	89,800	233
International Lease Finance Corp.,
4.70% (h)(l)	31	930

110	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Municipal Portfolio

	Shares	Value (000)
Finance (cont’d)
Lehman Brothers Holdings, Inc. 7.95% (a)(b)(l)	103,500	$22
Pitney Bowes International Holdings, Inc.,
4.87% (h)(l)	34	3,417
Total Preferred Stocks (Cost $18,689)		7,795
Short-Term Investment (4.0%)
Investment Company (4.0%)
Morgan Stanley Institutional Liquidity Funds — Tax-Exempt Portfolio — Institutional Class (p) (Cost $21,392)	21,392,363	21,392
Total Investments (97.6%) (Cost $514,380)		518,393
Other Assets in Excess of Liabilities (2.4%)		12,979
Net Assets (100%)		$531,372

(a)	Non-income producing security.
(b)	Issuer is in default.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2009.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(l)	Security has been deemed illiquid at September 30, 2009.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Tax-Exempt Portfolio — Institutional Class.
AGC	Assured Guaranty Corp.
AMBAC	Ambac Assurance Corp.
BHAC	Berkshire Hathaway Assurance Corp.
CIFG	CDC IXIS Financial Guarantee
COP	Certificate of Participation
GTY AGMT	Guaranty Agreement
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance Inc.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2009.
IO	Interest Only
MBIA	MBIA Insurance Corp.
PSFG	Permanent School Fund Guaranteed
Q-SBLF	Qualified State Bond Loan Fund
REMIC	Real Estate Mortgage Investment Conduit
TOB	Tender Offer Bonds

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury
5 yr. Note	477	$55,377	Dec-09	$674
U.S. Treasury
10 yr. Note	471	55,732	Dec-09	921
Short:
U.S. Treasury
2 yr. Note	155	33,630	Dec-09	(141)
U.S. Treasury
30 yr. Bond	963	116,884	Dec-09	(2,831)
				$(1,377)

The accompanying notes are an integral part of the financial statements.	111

2009 Annual Report

September 30, 2009

Portfolio of Investments (cont’d)

Municipal Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

		Level 2
Investment Type	Level 1 Quoted prices (000)	Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Collateralized Mortgage Obligations — Agency Collateral Series	$—	$171	$—	$171
Mortgages — Other	—	1,061	—	1,061
Municipal Bonds	—	487,974	—	487,974
Total Fixed Income Securities	—	489,206	—	489,206
Futures Contracts	1,595	—	—	1,595
Preferred Stocks
Finance	70	7,725	—	7,795
Short-Term Investment
Investment Company	21,392	—	—	21,392
Total Assets	23,057	496,931	—	519,988

Liabilities:
Futures Contracts	2,972	—	—	2,972
Total Liabilities	2,972	—	—	2,972

Total	$20,085	$496,931	$—	$517,016

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Fixed Income Securities (000)
Balance as of 9/30/08	$3,469
Accrued discounts/premiums	(30)
Realized gain (loss)	(24,985)
Change in unrealized appreciation (depreciation)	23,944
Net purchases (sales)	(203)
Net transfers in and/or out of Level 3	(2,195)
Balance as of 9/30/09	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/09.	$—

112	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Statements of Assets and Liabilities

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)		U.S. Mid Cap Value Portfolio (000)	U.S. Small Cap Value Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$69,230	$3,299,439		$128,896	$521,502
Investment in Securities of Affiliated Issuers, at Cost	9,292	248,144		8,706	29,375
Total Investments in Securities, at Cost	78,522	3,547,583		137,602	550,877
Foreign Currency, at Cost	47	—	@	—	—
Investments in Securities of Unaffiliated Issuers, at Value(1)	64,253	3,323,680		124,753	605,689
Investment in Securities of Affiliated Issuers, at Value	9,292	248,144		8,706	29,375
Total Investments in Securities, at Value	73,545	3,571,824		133,459	635,064
Foreign Currency, at Value	50	—	@	—	—
Cash	8	—	@	—	—
Due from Broker	403	—		—	—
Receivable for Portfolio Shares Sold	42	4,207		85	3,769
Receivable for Investments Sold	7,544	22,168		—	3,280
Swap Agreements, at Value	33	—		—	—
Receivable for Delayed Delivery Commitments	226	—		—	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	83	—		—	—
Receivable from Affiliates	4	60		2	9
Dividends Receivable	40	643		192	242
Interest Receivable	161	—		—	—
Other Assets	1	53		2	10
Total Assets	82,140	3,598,955		133,740	642,374
Liabilities:
Collateral on Securities Loaned, at Value	2,628	—		—	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	19	—	@	—	—
Payable for Delayed Delivery Commitments	2,986	—		—	—
Payable for Investments Purchased	7,797	15,109		826	2,387
Bank Overdraft	—	—		—	— @
Swap Agreements, at Value	14	—		—	—
Payable for Portfolio Shares Redeemed	23	4,795		233	365
Payable for Investment Advisory Fees	74	4,014		219	985
Payable for Administration Fees	4	225		8	40
Payable for Custodian Fees	5	60		3	6
Payable for Transfer Agent Fees	5	19		10	7
Payable for Shareholder Servicing Fees — Investment Class	1	—		1	—
Payable for Shareholder Servicing Fees — Class P	4	310		6	21
Payable for Sub Transfer Agency Fees	11	849		33	22
Payable for Trustees’ Fees and Expenses	6	10		16	12
Other Liabilities	57	453		44	176
Total Liabilities	13,634	25,844		1,399	4,021
Net Assets	$68,506	$3,573,111		$132,341	$638,353
Net Assets Consist Of:
Paid-in Capital	$84,599	$4,081,578		$298,785	$689,470
Undistributed (Distributions in Excess of) Net Investment Income	287	435		808	(10)
Accumulated Net Realized Loss	(11,512)	(533,143)		(163,109)	(135,294)
Unrealized Appreciation (Depreciation) on:
Investments	(4,977)	24,241		(4,143)	84,187
Foreign Currency Exchange Contracts and Translations	66	—	@	—	—
Futures Contracts	24	—		—	—
Swap Agreements	19	—		—	—
Net Assets	$68,506	$3,573,111		$132,341	$638,353

The accompanying notes are an integral part of the financial statements.	113

2009 Annual Report

September 30, 2009

Statements of Assets and Liabilities (cont’d)

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	U.S. Mid Cap Value Portfolio (000)	U.S. Small Cap Value Portfolio (000)
CLASS I:
Net Assets	$45,567	$2,005,809	$97,897	$527,715
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	3,907,359	74,393,074	3,493,238	26,245,079
Net Asset Value, Offering and Redemption Price Per Share	$11.66	$26.96	$28.02	$20.11
INVESTMENT CLASS:
Net Assets	$4,649	$—	$4,999	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	399,291	—	179,436	—
Net Asset Value, Offering and Redemption Price Per Share	$11.64	$—	$27.86	$—
CLASS P:
Net Assets	$18,290	$1,567,302	$29,445	$110,638
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	1,572,371	59,938,510	1,062,512	5,540,610
Net Asset Value, Offering and Redemption Price Per Share	$11.63	$26.15	$27.71	$19.97

(1) Including:
Securities on Loan, at Value:	$5,041	$—	$—	$—

@            Amount is less than $500.

114	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Statements of Assets and Liabilities

	Value Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)		Intermediate Duration Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$176,943	$99,220	$989,129		$133,539
Investment in Securities of Affiliated Issuers, at Cost	6,688	14,933	175,901		2,193
Total Investments in Securities, at Cost	183,631	114,153	1,165,030		135,732
Foreign Currency, at Cost	—	—	—	@	—
Investments in Securities of Unaffiliated Issuers, at Value(1)	173,343	102,040	1,006,308		137,367
Investment in Securities of Affiliated Issuers, at Value	6,688	14,933	175,901		2,193
Total Investments in Securities, at Value	180,031	116,973	1,182,209		139,560
Foreign Currency, at Value	—	—	—	@	—
Cash	— @	216	6		23
Receivable for Portfolio Shares Sold	375	5	639		—
Receivable for Investments Sold	122	30,485	291,894		45,000
Swap Agreements, at Value	—	87	1,389		121
Receivable for Delayed Delivery Commitments	—	944	20,363		—
Receivable from Affiliates	2	2	17		1
Dividends Receivable	308	1	5		—	@
Interest Receivable	—	685	7,501		1,121
Other Assets	3	1	14		2
Total Assets	180,841	149,399	1,504,037		185,828
Liabilities:
Collateral on Securities Loaned, at Value	—	11,236	134,922		—
Due to Broker	—	152	1,863		183
Payable for Delayed Delivery Commitments	—	12,659	147,063		—
Payable for Investments Purchased	363	30,527	293,919		44,950
Swap Agreements, at Value (Premiums paid $—, $15, $82 and $—, respectively)	—	573	4,684		789
Payable for Portfolio Shares Redeemed	39	89	163		—
Payable for Investment Advisory Fees	209	45	907		131
Payable for Administration Fees	12	6	62		9
Payable for Custodian Fees	3	4	10		3
Payable for Transfer Agent Fees	7	3	9		3
Payable for Lehman Brothers Closed Swap Transactions	—	40	1,281		51
Payable for Shareholder Servicing Fees — Investment Class	—	—	14		17
Payable for Shareholder Servicing Fees — Class P	22	— @	5		—
Payable for Sub Transfer Agency Fees	47	2	36		—	@
Payable for Trustees’ Fees and Expenses	19	3	66		1
Other Liabilities	60	78	187		52
Total Liabilities	781	55,417	585,191		46,189
Net Assets	$180,060	$93,982	$918,846		$139,639
Net Assets Consist Of:
Paid-in Capital	$212,063	$135,381	$1,452,247		$157,142
Undistributed Net Investment Income	337	845	7,467		443
Accumulated Net Realized Loss	(28,740)	(44,610)	(555,618)		(21,124)
Unrealized Appreciation (Depreciation) on:
Investments	(3,600)	2,820	17,179		3,828
Futures Contracts	—	32	866		18
Swap Agreements	—	(486)	(3,295)		(668)
Net Assets	$180,060	$93,982	$918,846		$139,639

The accompanying notes are an integral part of the financial statements.	115

2009 Annual Report

September 30, 2009

Statements of Assets and Liabilities (cont’d)

	Value Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)	Intermediate Duration Portfolio (000)
CLASS I:
Net Assets	$71,536	$93,768	$797,788	$131
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	5,524,589	9,883,111	84,737,940	13,874
Net Asset Value, Offering and Redemption Price Per Share	$12.95	$9.49	$9.41	$9.48
INVESTMENT CLASS:
Net Assets	$—	$—	$114,616	$139,508
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	—	—	12,178,974	14,768,582
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$9.41	$9.45
CLASS P:
Net Assets	$108,524	$214	$6,442	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	8,392,645	22,522	685,316	—
Net Asset Value, Offering and Redemption Price Per Share	$12.93	$9.53	$9.40	$—

(1) Including:
Securities on Loan, at Value:	$—	$19,351	$189,426	$—

@  Amount is less than $500.

116	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Statements of Assets and Liabilities

	International Fixed Income Portfolio (000)		Investment Grade Fixed Income Portfolio (000)		Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$28,239		$151,736		$259,413	$28,762
Investment in Securities of Affiliated Issuers, at Cost	411		4,539		—	605
Total Investments in Securities, at Cost	28,650		156,275		259,413	29,367
Foreign Currency, at Cost	85		—		—	—
Investments in Securities of Unaffiliated Issuers, at Value	30,751		156,087		266,126	31,445
Investment in Securities of Affiliated Issuers, at Value	411		4,539		—	605
Total Investments in Securities, at Value	31,162		160,626		266,126	32,050
Foreign Currency, at Value	86		—		—	—
Cash	—	@	—	@	2	—
Due from Broker	132		—		—	—
Receivable for Portfolio Shares Sold	4		160		8	—
Receivable for Investments Sold	1,913		47,422		41,469	10,235
Swap Agreements, at Value	—		130		129	43
Receivable for Delayed Delivery Commitments	—		1,455		—	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	112		—		—	—
Receivable from Affiliates	2		3		2	—	@
Dividends Receivable	—	@	1		— @	—	@
Interest Receivable	487		1,105		2,070	370
Other Assets	1		2		4	—	@
Total Assets	33,899		210,904		309,810	42,698
Liabilities:
Unrealized Depreciation on Foreign Currency Exchange Contracts	455		—		—	—
Due to Broker	—		202		670	56
Payable for Delayed Delivery Commitments	—		15,754		—	—
Payable for Investments Purchased	1,314		47,117		44,068	10,415
Bank Overdraft	—		—		—	—	@
Swap Agreements, at Value (Premiums paid $—, $16, $— and $—, respectively)	—		584		1,529	180
Payable for Portfolio Shares Redeemed	456		52		234	—
Payable for Investment Advisory Fees	38		184		205	7
Payable for Administration Fees	3		10		17	2
Payable for Custodian Fees	6		5		4	2
Payable for Transfer Agent Fees	6		12		3	2
Payable for Lehman Brothers Closed Swap Transactions	—		63		—	—
Payable for Shareholder Servicing Fees — Class P	—	@	—	@	— @	—	@
Payable for Shareholder Servicing Fees — Class H	—	@	—	@	—	—
Payable for Distribution and Shareholder Servicing Fees — Class L	—	@	2		—	—
Payable for Sub Transfer Agency Fees	8		16		1	—
Payable for Trustees’ Fees and Expenses	1		11		2	—	@
Other Liabilities	59		70		114	49
Total Liabilities	2,346		64,082		46,847	10,713
Net Assets	$31,553		$146,822		$262,963	$31,985
Net Assets Consist Of:
Paid-in Capital	$30,760		$210,255		$521,256	$27,819
Undistributed (Distributions in Excess of) Net Investment Income	(316)		1,774		310	511
Accumulated Net Realized Gain (Loss)	(1,098)		(69,272)		(263,764)	1,086
Unrealized Appreciation (Depreciation) on:
Investments	2,512		4,351		6,713	2,683
Foreign Currency Exchange Contracts and Translations	(317)		—		—	—
Futures Contracts	12		168		(152)	23
Swap Agreements	—		(454)		(1,400)	(137)
Net Assets	$31,553		$146,822		$262,963	$31,985

The accompanying notes are an integral part of the financial statements.	117

2009 Annual Report

September 30, 2009

Statements of Assets and Liabilities (cont’d)

	International Fixed Income Portfolio (000)	Investment Grade Fixed Income Portfolio (000)	Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
CLASS I:
Net Assets	$30,431	$140,890	$262,794	$31,410
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	2,953,715	14,447,371	34,220,901	2,727,189
Net Asset Value, Offering and Redemption Price Per Share	$10.30	$9.75	$7.68	$11.52
CLASS P:
Net Assets	$821	$611	$169	$575
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	78,869	62,759	22,022	50,000
Net Asset Value, Offering and Redemption Price Per Share	$10.40	$9.74	$7.68	$11.51
CLASS H:
Net Assets	$120	$162	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	11,553	16,580	—	—
Net Asset Value and Redemption Price Per Share	$10.36	$9.74	$—	$—
Maximum Sales Load	3.50%	3.50%	—	—
Maximum Sales Charge	$0.38	$0.35	$—	$—
Maximum Offering Price Per Share	$10.74	$10.09	$—	$—
CLASS L:
Net Assets	$181	$5,159	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	17,504	529,705	—	—
Net Asset Value, Offering and Redemption Price Per Share	$10.36	$9.74	$—	$—

@            Amount is less than $500.

118	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Statements of Assets and Liabilities

	Municipal Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$492,988
Investment in Securities of Affiliated Issuers, at Cost	21,392
Total Investments in Securities, at Cost	514,380
Investments in Securities of Unaffiliated Issuers, at Value	497,001
Investment in Securities of Affiliated Issuers, at Value	21,392
Total Investments in Securities, at Value	518,393
Receivable for Portfolio Shares Sold	756
Receivable for Investments Sold	10,038
Receivable from Affiliates	2
Due from Broker	291
Dividends Receivable	—	@
Interest Receivable	4,478
Other Assets	8
Total Assets	533,966
Liabilities:
Bank Overdraft	—	@
Payable for Portfolio Shares Redeemed	685
Payable for Investment Advisory Fees	408
Payable for Administration Fees	34
Payable for Custodian Fees	5
Payable for Transfer Agent Fees	8
Payable for Lehman Brothers Closed Swap Transactions	1,226
Payable for Shareholder Servicing Fees — Class P	5
Payable for Shareholder Servicing Fees — Class H	1
Payable for Distribution and Shareholder Servicing Fees — Class L	17
Payable for Sub Transfer Agency Fees	96
Payable for Trustees’ Fees and Expenses	—	@
Other Liabilities	109
Total Liabilities	2,594
Net Assets	$531,372
Net Assets Consist Of:
Paid-in Capital	$626,063
Undistributed Net Investment Income	3,237
Accumulated Net Realized Loss	(100,564)
Unrealized Appreciation (Depreciation) on:
Investments	4,013
Futures Contracts	(1,377)
Net Assets	$531,372

The accompanying notes are an integral part of the financial statements.	119

2009 Annual Report

September 30, 2009

Statements of Assets and Liabilities (cont’d)

Municipal Portfolio (000)
CLASS I:
Net Assets	$449,459
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	37,201,605
Net Asset Value, Offering and Redemption Price Per Share	$12.08
CLASS P:
Net Assets	$25,228
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	2,087,811
Net Asset Value, Offering and Redemption Price Per Share	$12.08
CLASS H:
Net Assets	$6,083
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	503,359
Net Asset Value and Redemption Price Per Share	$12.09
Maximum Sales Load	3.50%
Maximum Sales Charge	$0.44
Maximum Offering Price Per Share	$12.53
CLASS L:
Net Assets	$50,602
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	4,200,956
Net Asset Value, Offering and Redemption Price Per Share	$12.05

@  Amount is less than $500.

120	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Statements of Operations

For the Year Ended September 30, 2009

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	U.S. Mid Cap Value Portfolio (000)	U.S. Small Cap Value Portfolio (000)	Value Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$728	$21,205	$2,531	$5,399	$3,937
Dividends from Securities of Affiliated Issuers	169	821	45	150	30
Interest from Securities of Unaffiliated Issuers	491	— @	—	— @	2
Less: Foreign Taxes Withheld	(2)	(441)	—	—	—
Total Investment Income	1,386	21,585	2,576	5,549	3,969
Expenses:
Investment Advisory Fees (Note B)	277	12,750	767	3,465	704
Administration Fees (Note C)	49	2,039	85	415	113
Custodian Fees (Note F)	18	230	11	29	12
Professional Fees	32	124	28	47	35
Shareholder Reporting Fees	17	986	33	386	38
Shareholder Servicing Fees — Investment Class (Note D)	6	—	5	—	—
Shareholder Servicing Fees — Class P (Note D)	48	2,868	61	175	200
Sub Transfer Agency Fees	6	429	17	11	24
Sub Transfer Agency Fees — Class I	—	457	28	12	18
Sub Transfer Agency Fees — Class P	13	625	12	16	40
Transfer Agency Fees (Note E)	17	77	34	28	25
Trustees’ Fees and Expenses	1	52	1	10	1
Registration Fees	28	128	44	48	37
Other Expenses	14	60	8	19	10
Total Expenses	526	20,825	1,134	4,661	1,257
Rebate from Morgan Stanley Affiliates (Note G)	(26)	(147)	(7)	(29)	(8)
Voluntary Waiver of Sub Transfer Agent Fees — Class P	(9)	—	—	—	—
Expense Offset (Note F)	— @	— @	— @	(1)	— @
Net Expenses	491	20,678	1,127	4,631	1,249
Net Investment Income	895	907	1,449	918	2,720
Realized Gain (Loss):
Investments Sold	(5,682)	(57,410)	(19,792)	(120,313)	(11,269)
Investments Sold from Affiliated Issuers	(818)	—	—	—	—
Foreign Currency Exchange Contracts	30	(231)	—	—	—
Foreign Currency Transactions	7	304	—	—	—
Futures Contracts	282	—	—	—	—
Swap Agreements	106	—	—	—	—
Net Realized Loss	(6,075)	(57,337)	(19,792)	(120,313)	(11,269)
Change in Unrealized Appreciation (Depreciation):
Investments	5,531	477,258	14,149	97,167	8,203
Foreign Currency Exchange Contracts	53	— @	—	—	—
Foreign Currency Translations	5	— @	—	—	—
Futures Contracts	420	—	—	—	—
Swap Agreements	19	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	6,028	477,258	14,149	97,167	8,203
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(47)	419,921	(5,643)	(23,146)	(3,066)
Net Increase (Decrease) in Net Assets Resulting from Operations	$848	$420,828	$(4,194)	$(22,228)	$(346)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	121

2009 Annual Report

September 30, 2009

Statements of Operations

For the Year Ended September 30, 2009

	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)	Intermediate Duration Portfolio (000)	International Fixed Income Portfolio (000)		Investment Grade Fixed Income Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$—	$—	$—	$1		$—
Dividends from Securities of Affiliated Issuers	84	549	33	54		157
Interest from Securities of Unaffiliated Issuers	4,931	53,554	4,144	2,123		8,654
Total Investment Income	5,015	54,103	4,177	2,178		8,811
Expenses:
Investment Advisory Fees (Note B)	445	3,950	515	243		856
Administration Fees (Note C)	95	855	110	52		183
Custodian Fees (Note F)	18	62	12	25		26
Professional Fees	40	96	42	43		48
Shareholder Reporting Fees	63	173	18	6		47
Shareholder Servicing Fees — Investment Class (Note D)	—	171	203	—		—
Shareholder Servicing Fees — Class P (Note D)	1	151	—	2		2
Shareholder Servicing Fees — Class H (Note D)	—	—	—	—	@	— @
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	—	—	2		10
Sub Transfer Agency Fees	1	18	—	4		8
Sub Transfer Agency Fees — Class I	1	37	—	4		13
Sub Transfer Agency Fees — Class P	— @	—	—	—		— @
Transfer Agency Fees (Note E)	10	37	11	18		33
Transfer Agency Fees — Class H (Note E)	—	—	—	—	@	—
Transfer Agency Fees — Class L (Note E)	—	—	—	—	@	— @
Trustees’ Fees and Expenses	3	18	2	3		5
Registration Fees	33	50	28	56		52
Other Expenses	21	80	18	22		25
Total Expenses	731	5,698	959	480		1,308
Voluntary Waiver of Investment Advisory Fees (Note B)	(136)	—	—	—		—
Voluntary Waiver of Shareholder Servicing Fees — Class P (Note D)	—	—	—	—		(1)
Rebate from Morgan Stanley Affiliates (Note G)	(6)	(53)	(5)	(6)		(15)
Voluntary Waiver of Sub Transfer Agent Fees — Class I	—	(37)	—	—		—
Expense Offset (Note F)	— @	(1)	— @	—	@	— @
Net Expenses	589	5,607	954	474		1,292
Net Investment Income	4,426	48,496	3,223	1,704		7,519
Realized Gain (Loss):
Investments Sold	(17,152)	(286,394)	(7,617)	(248)		(26,194)
Foreign Currency Exchange Contracts	—	(41)	—	(303)		—
Foreign Currency Transactions	—	(314)	—	65		—
Options Written	(126)	(927)	(92)	—		(196)
Futures Contracts	(810)	5,409	99	990		(331)
Swap Agreements	7,132	39,960	6,801	—		12,018
Net Realized Gain (Loss)	(10,956)	(242,307)	(809)	504		(14,703)
Change in Unrealized Appreciation (Depreciation):
Investments	22,686	296,778	14,287	1,036		31,683
Foreign Currency Exchange Contracts	—	—	—	181		—
Foreign Currency Translations	—	270	—	116		—
Futures Contracts	(197)	983	(393)	(58)		243
Swap Agreements	(6,571)	(40,572)	(4,045)	—		(10,176)
Net Change in Unrealized Appreciation (Depreciation)	15,918	257,459	9,849	1,275		21,750
Total Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,962	15,152	9,040	1,779		7,047
Net Increase in Net Assets Resulting from Operations	$9,388	$63,648	$12,263	$3,483		$14,566

@  Amount is less than $500.

122	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Statements of Operations

For the Year Ended September 30, 2009

	Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)	Municipal Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$—	$—	$1,236
Dividends from Securities of Affiliated Issuers	77	5	75
Interest from Securities of Unaffiliated Issuers	12,597	1,491	31,946
Total Investment Income	12,674	1,496	33,257
Expenses:
Investment Advisory Fees (Note B)	1,053	109	2,517
Administration Fees (Note C)	281	23	537
Custodian Fees (Note F)	18	9	30
Professional Fees	35	37	86
Shareholder Reporting Fees	134	7	133
Shareholder Servicing Fees — Class P (Note D)	— @	1	84
Shareholder Servicing Fees — Class H (Note D)	—	—	16
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	—	103
Sub Transfer Agency Fees	1	—	96
Sub Transfer Agency Fees — Class I	1	—	—
Transfer Agency Fees (Note E)	13	7	27
Transfer Agency Fees — Class H (Note E)	—	—	— @
Transfer Agency Fees — Class L (Note E)	—	—	— @
Trustees’ Fees and Expenses	9	1	17
Registration Fees	24	26	73
Other Expenses	27	12	11
Total Expenses	1,596	232	3,730
Voluntary Waiver of Investment Advisory Fees (Note B)	—	(86)	(158)
Rebate from Morgan Stanley Affiliates (Note G)	(8)	(1)	(10)
Expense Offset (Note F)	— @	— @	(2)
Net Expenses	1,588	145	3,560
Net Investment Income	11,086	1,351	29,697
Realized Gain (Loss):
Investments Sold	(128,363)	170	(71,322)
Foreign Currency Exchange Contracts	2	— @	9
Foreign Currency Transactions	22	7	272
Options Written	(199)	(17)	—
Futures Contracts	(16,622)	(571)	(11,219)
Swap Agreements	17,733	2,066	(17,110)
Net Realized Gain (Loss)	(127,427)	1,655	(99,370)
Change in Unrealized Appreciation (Depreciation):
Investments	121,599	4,026	98,344
Futures Contracts	1,004	11	(1,069)
Swap Agreements	(10,420)	(1,130)	4,801
Net Change in Unrealized Appreciation (Depreciation)	112,183	2,907	102,076
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(15,244)	4,562	2,706
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,158)	$5,913	$32,403

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	123

2009 Annual Report

September 30, 2009

Statements of Changes in Net Assets

	Balanced Portfolio		Mid Cap Growth Portfolio
	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$895	$7,567	$907	$2,058
Net Realized Gain (Loss)	(6,075)	20,027	(57,337)	(9,356)
Net Change in Unrealized Appreciation (Depreciation)	6,028	(66,160)	477,258	(1,110,196)
Net Increase (Decrease) in Net Assets Resulting from Operations	848	(38,566)	420,828	(1,117,494)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,893)	(7,923)	—	(8,685)
Investment Class:
Net Investment Income	(189)	(120)	—	—
Class P:
Net Investment Income	(1,105)	(785)	—	(4,529)
Total Distributions	(3,187)	(8,828)	—	(13,214)
Capital Share Transactions:(1)
Class I:
Subscribed	6,036	62,569	518,584	944,048
Distributions Reinvested	1,891	7,917	—	8,283
Redeemed	(3,599)	(301,521)	(346,494)	(359,381)
Investment Class:
Subscribed	316	237	—	—
Distributions Reinvested	189	120	—	—
Redeemed	—	(345)	—	—
Class P:
Subscribed	1,945	11,649	629,880	786,756
Distributions Reinvested	1,105	785	—	4,487
Redeemed	(14,376)	(3,852)	(496,259)	(574,536)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(6,493)	(222,441)	305,711	809,657
Redemption Fees	— @	1	121	80
Total Increase (Decrease) in Net Assets	(8,832)	(269,834)	726,660	(320,971)
Net Assets:
Beginning of Period	77,338	347,172	2,846,451	3,167,422
End of Period	$68,506	$77,338	$3,573,111	$2,846,451
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$287	$2,451	$435	$(545)

(1) Capital Share Transactions:
Class I:
Shares Subscribed	640	4,277	25,689	29,998
Shares Issued on Distributions Reinvested	187	560	—	250
Shares Redeemed	(359)	(22,555)	(18,385)	(12,070)
Net Increase (Decrease) in Class I Shares Outstanding	468	(17,718)	7,304	18,178
Investment Class:
Shares Subscribed	30	17	—	—
Shares Issued on Distributions Reinvested	19	9	—	—
Shares Redeemed	—	(24)	—	—
Net Increase in Investment Class Shares Outstanding	49	2	—	—
Class P:
Shares Subscribed	192	835	33,966	26,042
Shares Issued on Distributions Reinvested	109	56	—	139
Shares Redeemed	(1,465)	(281)	(27,045)	(19,529)
Net Increase (Decrease) in Class P Shares Outstanding	(1,164)	610	6,921	6,652

@  Amount is less than $500.

124	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Statements of Changes in Net Assets

	U.S. Mid Cap Value Portfolio		U.S. Small Cap Value Portfolio
	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,449	$1,295	$918	$2,083
Net Realized Gain (Loss)	(19,792)	(4,132)	(120,313)	28,949
Net Change in Unrealized Appreciation (Depreciation)	14,149	(33,749)	97,167	(155,284)
Net Decrease in Net Assets Resulting from Operations	(4,194)	(36,586)	(22,228)	(124,252)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,158)	(1,056)	(5,441)	(1,818)
Net Realized Gain	—	—	(22,483)	(92,501)
Investment Class:
Net Investment Income	(40)	(23)	—	—
Class P:
Net Investment Income	(445)	(146)	(583)	(2)
Net Realized Gain	—	—	(3,099)	(6,696)
Total Distributions	(1,643)	(1,225)	(31,606)	(101,017)
Capital Share Transactions:(1)
Class I:
Subscribed	20,176	25,109	112,004	149,786
Distributions Reinvested	1,148	1,041	26,715	94,108
Redeemed	(25,935)	(39,009)	(205,537)	(193,860)
Investment Class:
Subscribed	1,000	2,646	—	—
Distributions Reinvested	40	23	—	—
Redeemed	(204)	(1,394)	—	—
Class P:
Subscribed	31,781	24,231	59,883	42,779
Distributions Reinvested	444	145	3,682	6,698
Redeemed	(25,533)	(12,645)	(26,528)	(22,044)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	2,917	147	(29,781)	77,467
Redemption Fees	3	2	43	14
Total Decrease in Net Assets	(2,917)	(37,662)	(83,572)	(147,788)
Net Assets:
Beginning of Period	135,258	172,920	721,925	869,713
End of Period	$132,341	$135,258	$638,353	$721,925
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$808	$1,002	$(10)	$1,470

(1) Capital Share Transactions:
Class I:
Shares Subscribed	916	755	6,888	6,411
Shares Issued on Distributions Reinvested	58	30	1,762	4,050
Shares Redeemed	(1,211)	(1,212)	(13,139)	(8,471)
Net Increase (Decrease) in Class I Shares Outstanding	(237)	(427)	(4,489)	1,990
Investment Class:
Shares Subscribed	45	84	—	—
Shares Issued on Distributions Reinvested	2	1	—	—
Shares Redeemed	(10)	(44)	—	—
Net Increase in Investment Class Shares Outstanding	37	41	—	—
Class P:
Shares Subscribed	1,504	726	3,712	1,885
Shares Issued on Distributions Reinvested	22	4	244	290
Shares Redeemed	(1,273)	(408)	(1,773)	(940)
Net Increase in Class P Shares Outstanding	253	322	2,183	1,235

The accompanying notes are an integral part of the financial statements.	125

2009 Annual Report

September 30, 2009

Statements of Changes in Net Assets

	Value Portfolio		Core Fixed Income Portfolio
	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$2,720	$6,576	$4,426	$14,566
Net Realized Loss	(11,269)	(14,133)	(10,956)	(30,388)
Net Change in Unrealized Appreciation (Depreciation)	8,203	(79,819)	15,918	(12,165)
Net Increase (Decrease) in Net Assets Resulting from Operations	(346)	(87,376)	9,388	(27,987)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,921)	(4,307)	(8,961)	(14,096)
Net Realized Gain	—	(15,671)	—	—
Investment Class:
Net Investment Income	—	(765)	—	—
Net Realized Gain	—	(4,055)	—	—
Class P:
Net Investment Income	(2,217)	(3,036)	(18)	(603)
Net Realized Gain	—	(10,869)	—	—
Total Distributions	(4,138)	(38,703)	(8,979)	(14,699)
Capital Share Transactions:(1)
Class I:
Subscribed	6,692	12,981	7,793	28,354
Distributions Reinvested	1,906	19,766	8,941	14,079
Redeemed	(14,180)	(176,831)	(109,677)	(123,370)
Investment Class:
Subscribed	—	1,552	—	—
Distributions Reinvested	—	4,820	—	—
Redeemed	—	(74,700)	—	—
Class P:
Subscribed	23,743	17,105	22	6,287
Distributions Reinvested	2,215	13,896	18	603
Redeemed	(19,562)	(77,024)	(317)	(16,391)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	814	(258,435)	(93,220)	(90,438)
Redemption Fees	— @	16	1	— @
Total Decrease in Net Assets	(3,670)	(384,498)	(92,810)	(133,124)
Net Assets:
Beginning of Period	183,730	568,228	186,792	319,916
End of Period	$180,060	$183,730	$93,982	$186,792
Undistributed Net Investment Income Included in End of Period Net Assets	$337	$1,755	$845	$4,775

(1) Capital Share Transactions:
Class I:
Shares Subscribed	660	815	862	2,699
Shares Issued on Distributions Reinvested	182	1,234	998	1,367
Shares Redeemed	(1,462)	(11,372)	(12,281)	(12,372)
Net Decrease in Class I Shares Outstanding	(620)	(9,323)	(10,421)	(8,306)
Investment Class:
Shares Subscribed	—	93	—	—
Shares Issued on Distributions Reinvested	—	297	—	—
Shares Redeemed	—	(4,877)	—	—
Net Decrease in Investment Class Shares Outstanding	—	(4,487)	—	—
Class P:
Shares Subscribed	2,242	1,133	2	603
Shares Issued on Distributions Reinvested	213	872	2	59
Shares Redeemed	(1,929)	(4,975)	(35)	(1,711)
Net Increase (Decrease) in Class P Shares Outstanding	526	(2,970)	(31)	(1,049)

@  Amount is less than $500.

126	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Statements of Changes in Net Assets

	Core Plus Fixed Income Portfolio		Intermediate Duration Portfolio
	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$48,496	$143,971	$3,223	$6,190
Net Realized Loss	(242,307)	(222,766)	(809)	(11,100)
Net Change in Unrealized Appreciation (Depreciation)	257,459	(217,403)	9,849	(6,134)
Net Increase (Decrease) in Net Assets Resulting from Operations	63,648	(296,198)	12,263	(11,044)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(72,875)	(108,380)	(75)	(205)
Investment Class:
Net Investment Income	(8,618)	(7,053)	(3,906)	(7,161)
Class P:
Net Investment Income	(5,514)	(6,154)	—	(1)
Total Distributions	(87,007)	(121,587)	(3,981)	(7,367)
Capital Share Transactions:(1)
Class I:
Subscribed	67,837	247,491	24	—
Distributions Reinvested	70,268	103,414	74	199
Redeemed	(531,332)	(1,139,399)	(3,505)	(3,252)
Investment Class:
Subscribed	—	— @	—	—
Distributions Reinvested	5,818	7,027	1,642	7,161
Redeemed	(14,500)	(7,661)	(2,500)	(2,829)
Class P:
Subscribed	2,388	22,045	—	1
Distributions Reinvested	5,502	6,132	—	1
Redeemed	(95,502)	(45,010)	—	(120)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(489,521)	(805,961)	(4,265)	1,161
Redemption Fees	7	18	—	—
Total Increase (Decrease) in Net Assets	(512,873)	(1,223,728)	4,017	(17,250)
Net Assets:
Beginning of Period	1,431,719	2,655,447	135,622	152,872
End of Period	$918,846	$1,431,719	$139,639	$135,622
Undistributed Net Investment Income Included in End of Period Net Assets	$7,467	$41,455	$443	$462

(1) Capital Share Transactions:
Class I:
Shares Subscribed	7,486	22,376	3	—
Shares Issued on Distributions Reinvested	7,871	9,636	8	20
Shares Redeemed	(59,234)	(111,118)	(386)	(321)
Net Decrease in Class I Shares Outstanding	(43,877)	(79,106)	(375)	(301)
Investment Class:
Shares Subscribed	—	— #	—	—
Shares Issued on Distributions Reinvested	667	658	186	730
Shares Redeemed	(1,630)	(742)	(268)	(281)
Net Increase (Decrease) in Investment Class Shares Outstanding	(963)	(84)	(82)	449
Class P:
Shares Subscribed	274	1,980	—	— #
Shares Issued on Distributions Reinvested	618	572	—	— #
Shares Redeemed	(10,619)	(4,243)	—	(12)
Net Decrease in Class P Shares Outstanding	(9,727)	(1,691)	—	(12)

@  Amount is less than $500.

#    Shares are less than 500.

The accompanying notes are an integral part of the financial statements.	127

2009 Annual Report

September 30, 2009

Statements of Changes in Net Assets

	International Fixed Income Portfolio		Investment Grade Fixed Income Portfolio
	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,704	$6,391	$7,519	$23,807
Net Realized Gain (Loss)	504	11,610	(14,703)	(47,474)
Net Change in Unrealized Appreciation (Depreciation)	1,275	(9,072)	21,750	(17,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,483	8,929	14,566	(40,737)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(9,087)	(15,384)	(14,637)	(22,826)
Net Realized Gain	(695)	(293)	—	—
Class P:
Net Investment Income	(105)	(85)	(37)	(49)
Net Realized Gain	(8)	(1)	—	—
Class H:
Net Investment Income	(19)	— @	(6)	(1)
Net Realized Gain	(2)	—	—	—
Class L:
Net Investment Income	(15)	—	(48)	— @
Net Realized Gain	(1)	—	—	—
Total Distributions	(9,932)	(15,763)	(14,728)	(22,876)
Capital Share Transactions:(1)
Class I:
Subscribed	26,522	41,091	63,348	57,714
Distributions Reinvested	9,079	15,330	14,421	22,282
Redeemed	(184,164)	(77,616)	(253,405)	(219,149)
Class P:
Subscribed	—	42	—	56
Distributions Reinvested	113	87	36	48
Redeemed	(444)	(150)	(268)	(300)
Class H:##
Subscribed	22	124	69	100
Distributions Reinvested	7	—	2	—
Redeemed	(24)	—	(2)	—
Class L:##
Subscribed	60	115	5,401	130
Distributions Reinvested	15	—	47	—
Redeemed	(4)	—	(545)	(70)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(148,818)	(20,977)	(170,896)	(139,189)
Redemption Fees	3	— @	1	— @
Total Decrease in Net Assets	(155,264)	(27,811)	(171,057)	(202,802)
Net Assets:
Beginning of Period	186,817	214,628	317,879	520,681
End of Period	$31,553	$186,817	$146,822	$317,879
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(316)	$6,453	$1,774	$7,838

128	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Statements of Changes in Net Assets (cont’d)

	International Fixed Income Portfolio		Investment Grade Fixed Income Portfolio
	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,717	3,700	6,858	5,286
Shares Issued on Distributions Reinvested	906	1,452	1,545	2,089
Shares Redeemed	(18,259)	(7,013)	(26,918)	(21,023)
Net Decrease in Class I Shares Outstanding	(14,636)	(1,861)	(18,515)	(13,648)
Class P:
Shares Subscribed	—	4	—	5
Shares Issued on Distributions Reinvested	11	8	4	5
Shares Redeemed	(42)	(13)	(29)	(28)
Net Decrease in Class P Shares Outstanding	(31)	(1)	(25)	(18)
Class H:##
Shares Subscribed	2	11	8	9
Shares Issued on Distributions Reinvested	1	—	— #	—
Shares Redeemed	(3)	—	— #	—
Net Increase in Class H Shares Outstanding	— #	11	8	9
Class L:##
Shares Subscribed	6	10	575	13
Shares Issued on Distributions Reinvested	2	—	5	—
Shares Redeemed	— #	—	(56)	(7)
Net Increase in Class L Shares Outstanding	8	10	524	6

@  Amount is less than $500.

#    Shares are less than 500.

##  The International Fixed Income and the Investment Grade Fixed Income Portfolios’ Class H and Class L commenced operations on January 2, 2008 and June 16, 2008, respectively.

The accompanying notes are an integral part of the financial statements.	129

2009 Annual Report

September 30, 2009

Statements of Changes in Net Assets

	Limited Duration Portfolio		Long Duration Fixed Income Portfolio
	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$11,086	$46,376	$1,351	$1,260
Net Realized Gain (Loss)	(127,427)	(107,844)	1,655	(194)
Net Change in Unrealized Appreciation (Depreciation)	112,183	(94,265)	2,907	(967)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,158)	(155,733)	5,913	99
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(22,797)	(47,902)	(1,536)	(1,274)
Class P:
Net Investment Income	(10)	(29)	(27)	(23)
Total Distributions	(22,807)	(47,931)	(1,563)	(1,297)
Capital Share Transactions:(1)
Class I:
Subscribed	13,007	81,328	193	3,251
Distributions Reinvested	22,796	47,900	153	68
Redeemed	(314,216)	(415,668)	(645)	—
Class P:
Subscribed	77	150	—	—
Distributions Reinvested	10	29	—	—
Redeemed	(200)	(796)	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(278,526)	(287,057)	(299)	3,319
Redemption Fees	4	—	—	—
Total Increase (Decrease) in Net Assets	(305,487)	(490,721)	4,051	2,121
Net Assets:
Beginning of Period	568,450	1,059,171	27,934	25,813
End of Period	$262,963	$568,450	$31,985	$27,934
Undistributed Net Investment Income Included in End of Period Net Assets	$310	$8,912	$511	$560

(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,692	8,491	18	306
Shares Issued on Distributions Reinvested	3,013	5,048	14	7
Shares Redeemed	(41,504)	(45,862)	(68)	—
Net Increase (Decrease) in Class I Shares Outstanding	(36,799)	(32,323)	(36)	313
Class P:
Shares Subscribed	10	15	—	—
Shares Issued on Distributions Reinvested	1	3	—	—
Shares Redeemed	(26)	(81)	—	—
Net Decrease in Class P Shares Outstanding	(15)	(63)	—	—

130	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Statements of Changes in Net Assets

	Municipal Portfolio
	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$29,697	$53,081
Net Realized Loss	(99,370)	(5,362)
Net Change in Unrealized Appreciation (Depreciation)	102,076	(116,776)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,403	(69,057)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(32,166)	(46,060)
Net Realized Gain	—	(3,409)
Class P:
Net Investment Income	(1,676)	(1,249)
Net Realized Gain	—	(36)
Class H:
Net Investment Income	(311)	(156)
Class L:
Net Investment Income	(850)	(81)
Total Distributions	(35,003)	(50,991)
Capital Share Transactions:(1)
Class I:
Subscribed	75,328	578,258
Distributions Reinvested	30,569	48,142
Redeemed	(725,433)	(376,573)
Class P:
Subscribed	6,347	55,162
Distributions Reinvested	1,608	1,262
Redeemed	(34,566)	(9,699)
Class H:##
Subscribed	1,767	10,981
Distributions Reinvested	303	151
Redeemed	(4,549)	(1,787)
Class L:##
Subscribed	44,047	19,269
Distributions Reinvested	849	81
Redeemed	(13,361)	(715)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(617,091)	324,532
Redemption Fees	— @	1
Total Increase (Decrease) in Net Assets	(619,691)	204,485
Net Assets:
Beginning of Period	1,151,063	946,578
End of Period	$531,372	$1,151,063
Undistributed Net Investment Income Included in End of Period Net Assets	$3,237	$9,112

The accompanying notes are an integral part of the financial statements.	131

2009 Annual Report

September 30, 2009

Statements of Changes in Net Assets (cont’d)

	Municipal Portfolio
	Year Ended September 30, 2009 (000)	Year Ended September 30, 2008 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	6,661	45,938
Shares Issued on Distributions Reinvested	2,727	3,835
Shares Redeemed	(64,874)	(30,168)
Net Increase (Decrease) in Class I Shares Outstanding	(55,486)	19,605
Class P:
Shares Subscribed	557	4,377
Shares Issued on Distributions Reinvested	143	101
Shares Redeemed	(3,084)	(782)
Net Increase (Decrease) in Class P Shares Outstanding	(2,384)	3,696
Class H:##
Shares Subscribed	154	873
Shares Issued on Distributions Reinvested	27	12
Shares Redeemed	(420)	(143)
Net Increase (Decrease) in Class H Shares Outstanding	(239)	742
Class L:##
Shares Subscribed	3,786	1,570
Shares Issued on Distributions Reinvested	75	7
Shares Redeemed	(1,177)	(60)
Net Increase in Class L Shares Outstanding	2,684	1,517

@  Amount is less than $500.

##  The Municipal Portfolio’s Class H and Class L commenced operations on January 2, 2008 and June 16, 2008, respectively.

132	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Balanced Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$11.87		$14.69	$12.63		$11.95	$10.90
Income (Loss) from Investment Operations:
Net Investment Income†	0.16		0.38	0.32		0.25	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.17		(2.84)	2.00		0.72	1.09
Total from Investment Operations	0.33		(2.46)	2.32		0.97	1.33
Distributions from and/or in Excess of:
Net Investment Income	(0.54)		(0.36)	(0.26)		(0.29)	(0.28)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$11.66		$11.87	$14.69		$12.63	$11.95
Total Return++	3.45	%¥	(17.02)%	18.57%		8.21%	12.33%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$45,567		$40,799	$310,886		$256,754	$236,730
Ratio of Expenses to Average Net Assets (1)	0.67	%+	0.57%+	0.61	%+	0.60%	0.62%
Ratio of Net Investment Income to Average Net Assets (1)	1.56	%+	2.66%+	2.35	%+	2.02%	2.11%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%		0.05%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	171%		148%	60%		71%	111%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.58%+	N/A		N/A	N/A
Net Investment Income to Average Net Assets	N/A		2.65%+	N/A		N/A	N/A

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

++   Calculated based on the net asset value as of the last business day of the period.

¥      Performance was positively impacted by approximately 0.79% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.66%.

+      The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§      Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	133

2009 Annual Report

September 30, 2009

Financial Highlights

Balanced Portfolio

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$11.85		$14.67	$12.61		$11.93	$10.89
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.35	0.30		0.23	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.17		(2.83)	2.00		0.72	1.08
Total from Investment Operations	0.31		(2.48)	2.30		0.95	1.30
Distributions from and/or in Excess of:
Net Investment Income	(0.52)		(0.34)	(0.24)		(0.27)	(0.26)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$11.64		$11.85	$14.67		$12.61	$11.93
Total Return++	3.30	%¥	(17.17)%	18.43%		8.07%	12.09%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,649		$4,141	$5,103		$4,102	$3,706
Ratio of Expenses to Average Net Assets	0.87	%+	0.79%+	0.76	%+	0.75%	0.77%
Ratio of Net Investment Income to Average Net Assets	1.35	%+	2.50%+	2.21	%+	1.87%	1.95%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%		0.05%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	171%		148%	60%		71%	111%

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

++   Calculated based on the net asset value as of the last business day of the period.

¥      Performance was positively impacted by approximately 0.80% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Investment Class shares would have been approximately 2.50%.

+      The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§      Amount is less than 0.005%.

134	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Balanced Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$11.84		$14.66	$12.61		$11.93	$10.88
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.32	0.29		0.22	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.17		(2.81)	1.98		0.72	1.08
Total from Investment Operations	0.30		(2.49)	2.27		0.94	1.30
Distributions from and/or in Excess of:
Net Investment Income	(0.51)		(0.33)	(0.22)		(0.26)	(0.25)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$11.63		$11.84	$14.66		$12.61	$11.93
Total Return++	3.15	%¥	(17.26)%	18.23%		7.96%	12.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$18,290		$32,398	$31,183		$36,870	$37,863
Ratio of Expenses to Average Net Assets (1)	1.03	%+	0.90%+	0.87	%+	0.85%	0.87%
Ratio of Net Investment Income to Average Net Assets (1)	1.27	%+	2.35%+	2.11	%+	1.77%	1.90%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%		0.06%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	171%		148%	60%		71%	111%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.08	%+	0.91%+	N/A		N/A	N/A
Net Investment Income to Average Net Assets	1.22	%+	2.34%+	N/A		N/A	N/A

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

++   Calculated based on the net asset value as of the last business day of the period.

¥      Performance was positively impacted by approximately 0.80% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 2.35%.

+      The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§      Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	135

2009 Annual Report

September 30, 2009

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$23.99		$33.68		$25.21		$23.54	$18.52
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.03		0.05	^	0.17		0.09	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.94		(9.58)		8.42		1.58	5.05
Total from Investment Operations	2.97		(9.53)		8.59		1.67	5.02
Distributions from and/or in Excess of:
Net Investment Income	—		(0.16)		(0.12)		—	—
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$26.96		$23.99		$33.68		$25.21	$23.54
Total Return++	12.38	%¥	(28.42	)%^	34.24%		7.05%^^	27.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,005,809		$1,609,506		$1,647,326		$1,001,395	$755,313
Ratio of Expenses to Average Net Assets	0.69	%+	0.63	%+	0.63	%+	0.63%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.16	%+	0.17	%+	0.57	%+	0.37%	(0.12)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	27%		37%		64%		65%	115%

†      Per share amount is based on average shares outstanding.

^      During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on the total return for Class I. (See Note L within the Notes to Financial Statements)

‡      Amount is less than $0.005 per share.

++   Calculated based on the net asset value as of the last business day of the period.

^^    The Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of investments in violation of restrictions. The impact of this reimbursement is not reflected in the total return shown above. With this reimbursement, the total return for Class I would have been 7.09%.

¥      Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 12.34%.

+      The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§      Amount is less than 0.005%.

136	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Mid Cap Growth Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$23.33		$32.78		$24.54		$22.97	$18.12
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02)		(0.02	)^	0.09		0.03	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.84		(9.34)		8.20		1.54	4.93
Total from Investment Operations	2.82		(9.36)		8.29		1.57	4.85
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)		(0.05)		—	—
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$26.15		$23.33		$32.78		$24.54	$22.97
Total Return++	12.04	%¥	(28.59	)%^	33.89%		6.79%^^	26.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,567,302		$1,236,945		$1,520,096		$1,020,611	$936,566
Ratio of Expenses to Average Net Assets (1)	0.96	%+	0.88	%+	0.88	%+	0.88%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.11	)%+	(0.07	)%+	0.31	%+	0.10%	(0.37)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	27%		37%		64%		65%	115%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.89	%+	N/A		N/A	N/A
Net Investment Loss to Average Net Assets	N/A		(0.08	)%+	N/A		N/A	N/A

†      Per share amount is based on average shares outstanding.

^      During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on the total return for Class P. (See Note L within the Notes to Financial Statements)

‡      Amount is less than $0.005 per share.

++   Calculated based on the net asset value as of the last business day of the period.

^^    The Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of investments in violation of restrictions. The impact of this reimbursement is not reflected in the total return shown above. With this reimbursement, the total return for Class P would have been 6.84%.

¥      Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 12.00%.

+      The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§      Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	137

2009 Annual Report

September 30, 2009

Financial Highlights

U.S. Mid Cap Value Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2009	2008		2007		2006	2005
Net Asset Value, Beginning of Period	$28.95	$36.46		$29.09		$25.65	$21.13
Income (Loss) from Investment Operations:
Net Investment Income†	0.31	0.28		0.27		0.20	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(0.93)	(7.54)		7.32		3.44	4.50
Total from Investment Operations	(0.62)	(7.26)		7.59		3.64	4.61
Distributions from and/or in Excess of:
Net Investment Income	(0.31)	(0.25)		(0.22)		(0.20)	(0.09)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$28.02	$28.95		$36.46		$29.09	$25.65
Total Return++	(1.65)%¥	(20.07)%		26.19%		14.27%	21.86%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$97,897	$107,988		$151,610		$118,005	$128,084
Ratio of Expenses to Average Net Assets (1)	1.00%+	0.89	%+	0.89	%+	0.90%	0.87%
Ratio of Net Investment Income to Average Net Assets (1)	1.41%+	0.84	%+	0.80	%+	0.74%	0.49%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	75%	64%		87%		66%	72%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	0.89	%+	N/A		N/A	N/A
Net Investment Income to Average Net Assets	N/A	0.84	%+	N/A		N/A	N/A

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

++          Calculated based on the net asset value as of the last business day of the period.

¥                 Performance was positively impacted by approximately 1.16% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately (2.81)%.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005%.

138	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

U.S. Mid Cap Value Portfolio

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$28.77	$36.27	$28.94		$25.51	$21.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.27	0.24	0.22		0.13	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(0.90)	(7.50)	7.27		3.46	4.47
Total from Investment Operations	(0.63)	(7.26)	7.49		3.59	4.55
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.24)	(0.16)		(0.16)	(0.04)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$27.86	$28.77	$36.27		$28.94	$25.51
Total Return++	(1.76)%¥	(20.18)%	26.01%		14.10%	21.67%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,999	$4,080	$3,649		$2,588	$5,611
Ratio of Expenses to Average Net Assets	1.11%+	1.03%+	1.04	%+	1.05%	1.02%
Ratio of Net Investment Income to Average Net Assets	1.25%+	0.73%+	0.66	%+	0.50%	0.33%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	75%	64%	87%		66%	72%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

++          Calculated based on the net asset value as of the last business day of the period.

¥                 Performance was positively impacted by approximately 1.16% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Investment Class shares would have been approximately (2.92)%.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	139

2009 Annual Report

September 30, 2009

Financial Highlights

U.S. Mid Cap Value Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$28.65	$36.26	$28.94		$25.48	$20.99
Income (Loss) from Investment Operations:
Net Investment Income†	0.26	0.20	0.19		0.13	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(0.93)	(7.61)	7.28		3.43	4.47
Total from Investment Operations	(0.67)	(7.41)	7.47		3.56	4.51
Distributions from and/or in Excess of:
Net Investment Income	(0.27)	(0.20)	(0.15)		(0.10)	(0.02)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$27.71	$28.65	$36.26		$28.94	$25.48
Total Return++	(2.28)%¥	(20.29)%	25.87%		14.02%	21.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$29,445	$23,190	$17,661		$13,144	$25,943
Ratio of Expenses to Average Net Assets	1.26%+	1.15%+	1.14	%+	1.15%	1.12%
Ratio of Net Investment Income to Average Net Assets	1.21%+	0.61%+	0.56	%+	0.48%	0.18%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	75%	64%	87%		66%	72%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

++          Calculated based on the net asset value as of the last business day of the period.

¥                 Performance was positively impacted by approximately 1.16% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately (3.44)%.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005%.

140	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

U.S. Small Cap Value Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.19	$28.19	$26.22	$24.41	$22.26
Income (Loss) from Investment Operations:
Net Investment Income†	0.04	0.06	0.06	0.09	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	(3.82)	4.89	3.04	3.93
Total from Investment Operations	(0.09)	(3.76)	4.95	3.13	4.23
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.06)	(0.08)	(0.17)	(0.01)
Net Realized Gain	(0.80)	(3.18)	(2.90)	(1.15)	(2.07)
Total Distributions	(0.99)	(3.24)	(2.98)	(1.32)	(2.08)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$20.11	$21.19	$28.19	$26.22	$24.41
Total Return++	1.09%	(14.34)%	19.74%	13.42%	19.83%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$527,715	$651,226	$810,194	$716,208	$355,671
Ratio of Expenses to Average Net Assets	0.86%+	0.80%+	0.84%+	0.81%	0.82%
Ratio of Net Investment Income to Average Net Assets	0.25%+	0.28%+	0.23%+	0.35%	1.29%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00%§	N/A	N/A
Portfolio Turnover Rate	53%	56%	46%	51%	61%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

++          Calculated based on the net asset value as of the last business day of the period.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	141

2009 Annual Report

September 30, 2009

Financial Highlights

U.S. Small Cap Value Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$21.05	$28.03	$26.09		$24.29	$22.20
Income (Loss) from Investment Operations:
Net Investment Income†	(0.04)	0.01	0.00	‡	0.02	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)	(3.81)	4.86		3.04	3.92
Total from Investment Operations	(0.13)	(3.80)	4.86		3.06	4.16
Distributions from and/or in Excess of:
Net Investment Income	(0.15)	(0.00)‡	(0.02)		(0.11)	—
Net Realized Gain	(0.80)	(3.18)	(2.90)		(1.15)	(2.07)
Total Distributions	(0.95)	(3.18)	(2.92)		(1.26)	(2.07)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$19.97	$21.05	$28.03		$26.09	$24.29
Total Return++	0.81%	(14.58)%	19.45%		13.13%	19.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$110,638	$70,699	$59,519		$26,428	$25,860
Ratio of Expenses to Average Net Assets (1)	1.12%+	1.05%+	1.09	%+	1.06%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.26)%+	0.02%+	(0.01	)%+	0.08%	1.06%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	53%	56%	46%		51%	61%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	1.06%+	N/A		N/A	N/A
Net Investment Income to Average Net Assets	N/A	0.02%+	N/A		N/A	N/A

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

++          Calculated based on the net asset value as of the last business day of the period.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005%.

142	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Value Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2009	2008		2007	2006	2005
Net Asset Value, Beginning of Period	$13.12	$18.46		$18.67	$17.89	$16.44
Income (Loss) from Investment Operations:
Net Investment Income†	0.22	0.33	^	0.35	0.37	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	(4.26)		1.60	2.11	1.40
Total from Investment Operations	0.15	(3.93)		1.95	2.48	1.73
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.35)		(0.37)	(0.38)	(0.28)
Net Realized Gain	—	(1.06)		(1.79)	(1.32)	—
Total Distributions	(0.32)	(1.41)		(2.16)	(1.70)	(0.28)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$12.95	$13.12		$18.46	$18.67	$17.89
Total Return++	1.78%¥	(22.51	)%^	10.95%	14.68%	10.55%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$71,536	$80,633		$285,533	$307,331	$293,426
Ratio of Expenses to Average Net Assets	0.73%+	0.65	%+	0.63%+	0.65%	0.60%
Ratio of Net Investment Income to Average Net Assets	2.11%+	2.09	%+	1.90%+	2.07%	1.88%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	48%	13%		28%	26%	38%

†                  Per share amount is based on average shares outstanding.

^                  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and 0.02% on the total return for Class I. (See Note L within the Notes to Financial Statements)

‡                  Amount is less than $0.005 per share.

++          Calculated based on the net asset value as of the last business day of the period.

¥                 Performance was positively impacted by approximately 5.35% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately (3.57)%.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	143

2009 Annual Report

September 30, 2009

Financial Highlights

Value Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2009	2008		2007	2006	2005
Net Asset Value, Beginning of Period	$13.11	$18.43		$18.64	$17.86	$16.42
Income (Loss) from Investment Operations:
Net Investment Income†	0.19	0.29	^	0.31	0.33	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.08)	(4.24)		1.60	2.10	1.38
Total from Investment Operations	0.11	(3.95)		1.91	2.43	1.67
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.31)		(0.33)	(0.33)	(0.23)
Net Realized Gain	—	(1.06)		(1.79)	(1.32)	—
Total Distributions	(0.29)	(1.37)		(2.12)	(1.65)	(0.23)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$12.93	$13.11		$18.43	$18.64	$17.86
Total Return++	1.43%¥	(22.65	)%^	10.69%	14.38%	10.24%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$108,524	$103,097		$199,754	$187,718	$1,113,274
Ratio of Expenses to Average Net Assets (1)	1.00%+	0.90	%+	0.88%+	0.87%	0.85%
Ratio of Net Investment Income to Average Net Assets (1)	1.79%+	1.88	%+	1.65%+	1.84%	1.63%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	48%	13%		28%	26%	38%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	0.91	%+	N/A	N/A	N/A
Net Investment Income to Average Net Assets	N/A	1.87	%+	N/A	N/A	N/A

†                  Per share amount is based on average shares outstanding.

^                  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of $0.01 on net investment income per share and 0.02% on total returns for Class P. (See Note L within the Notes to Financial Statements)

‡                  Amount is less than $0.005 per share.

++          Calculated based on the net asset value as of the last business day of the period.

¥                 Performance was positively impacted by approximately 5.33% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately (3.90)%.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005%.

144	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Core Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.18		$10.77	$10.80	$11.09	$11.26
Income (Loss) from Investment Operations:
Net Investment Income†	0.34		0.53	0.52	0.40	0.40
Net Realized and Unrealized Gain (Loss) on Investments	0.57		(1.60)	(0.02)	0.00 ‡	0.07
Total from Investment Operations	0.91		(1.07)	0.50	0.40	0.47
Distributions from and/or in Excess of:
Net Investment Income	(0.60)		(0.52)	(0.53)	(0.57)	(0.45)
Net Realized Gain	—		—	—	(0.12)	(0.19)
Total Distributions	(0.60)		(0.52)	(0.53)	(0.69)	(0.64)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$9.49		$9.18	$10.77	$10.80	$11.09
Total Return++	10.41%		(10.40)%	4.76%	3.79%	4.35%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$93,768		$186,305	$308,111	$299,997	$220,350
Ratio of Expenses to Average Net Assets (1)	0.50	%+	0.49%+	0.49%+	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets (1)	3.73	%+	5.11%+	4.83%+	3.71%	3.62%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01%	N/A	N/A
Portfolio Turnover Rate	437%		306%	107%	139%	236%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.61	%+	0.53%+	0.54%+	0.56%	0.53%
Net Investment Income to Average Net Assets	3.62	%+	5.07%+	4.78%+	3.65%	3.59%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

++          Calculated based on the net asset value as of the last business day of the period.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

The accompanying notes are an integral part of the financial statements.	145

2009 Annual Report

September 30, 2009

Financial Highlights

Core Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.12		$10.71	$10.74	$11.03	$11.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.50	0.49	0.37	0.37
Net Realized and Unrealized Gain (Loss) on Investments	0.58		(1.60)	(0.02)	0.01	0.06
Total from Investment Operations	0.89		(1.10)	0.47	0.38	0.43
Distributions from and/or in Excess of:
Net Investment Income	(0.48)		(0.49)	(0.50)	(0.55)	(0.42)
Net Realized Gain	—		—	—	(0.12)	(0.19)
Total Distributions	(0.48)		(0.49)	(0.50)	(0.67)	(0.61)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$9.53		$9.12	$10.71	$10.74	$11.03
Total Return++	10.10%		(10.68)%	4.53%	3.55%	4.01%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$214		$487	$11,805	$9,812	$9,954
Ratio of Expenses to Average Net Assets (1)	0.75	%+	0.74%+	0.74%+	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets (1)	3.48	%+	4.87%+	4.58%+	3.43%	3.37%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01%	N/A	N/A
Portfolio Turnover Rate	437%		306%	107%	139%	236%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.86	%+	0.78%+	0.79%+	0.81%	0.78%
Net Investment Income to Average Net Assets	3.37	%+	4.84%+	4.54%+	3.37%	3.34%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

++          Calculated based on the net asset value as of the last business day of the period.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

146	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$9.41		$11.40	$11.52		$11.69	$11.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.41		0.66	0.58		0.48	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.27		(2.10)	(0.05)		(0.02)	0.08
Total from Investment Operations	0.68		(1.44)	0.53		0.46	0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.68)		(0.55)	(0.65)		(0.63)	(0.55)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$9.41		$9.41	$11.40		$11.52	$11.69
Total Return++	7.56%		(13.07)%	4.77%		4.13%	4.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$797,788		$1,210,286	$2,367,043		$2,314,052	$2,102,609
Ratio of Expenses to Average Net Assets (1)	0.49	%+	0.45%+	0.44	%+	0.44%	0.45%
Ratio of Net Investment Income to Average Net Assets (1)	4.56	%+	6.13%+	5.10	%+	4.24%	4.04%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	402%		320%	139%		142%	180%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.50	%+	0.45%+	N/A		N/A	N/A
Net Investment Income to Average Net Assets	4.55	%+	6.13%+	N/A		N/A	N/A

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

++          Calculated based on the net asset value as of the last business day of the period.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	147

2009 Annual Report

September 30, 2009

Financial Highlights

Core Plus Fixed Income Portfolio

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$9.41		$11.39	$11.52		$11.68	$11.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.39		0.64	0.56		0.45	0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.27		(2.09)	(0.06)		0.00 ‡	0.07
Total from Investment Operations	0.66		(1.45)	0.50		0.45	0.52
Distributions from and/or in Excess of:
Net Investment Income	(0.66)		(0.53)	(0.63)		(0.61)	(0.53)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$9.41		$9.41	$11.39		$11.52	$11.68
Total Return++	7.40%		(13.12)%	4.52%		4.04%	4.61%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$114,616		$123,610	$150,671		$142,990	$310,592
Ratio of Expenses to Average Net Assets	0.65	%+	0.60%+	0.59	%+	0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets	4.31	%+	5.97%+	4.97	%+	3.96%	3.89%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	402%		320%	139%		142%	180%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

148	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Core Plus Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$9.40		$11.38	$11.50		$11.67	$11.68
Income (Loss) from Investment Operations:
Net Investment Income†	0.41		0.63	0.55		0.46	0.44
Net Realized and Unrealized Gain (Loss) on Investments	0.24		(2.09)	(0.05)		(0.03)	0.07
Total from Investment Operations	0.65		(1.46)	0.50		0.43	0.51
Distributions from and/or in Excess of:
Net Investment Income	(0.65)		(0.52)	(0.62)		(0.60)	(0.52)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$9.40		$9.40	$11.38		$11.50	$11.67
Total Return++	7.26%		(13.23)%	4.42%		3.97%	4.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,442		$97,823	$137,733		$126,683	$112,716
Ratio of Expenses to Average Net Assets (1)	0.73	%+	0.70%+	0.69	%+	0.69%	0.70%
Ratio of Net Investment Income to Average Net Assets (1)	4.56	%+	5.87%+	4.84	%+	4.00%	3.79%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	402%		320%	139%		142%	180%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.70%+	N/A		N/A	N/A
Net Investment Income to Average Net Assets	N/A		5.87%+	N/A		N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	149

2009 Annual Report

September 30, 2009

Financial Highlights

Intermediate Duration Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.93	$10.16	$10.17	$10.22	$10.40
Income (Loss) from Investment Operations:
Net Investment Income†	0.23	0.43	0.48	0.42	0.37
Net Realized and Unrealized Gain (Loss) on Investments	0.59	(1.15)	0.01	(0.08)	(0.16)
Total from Investment Operations	0.82	(0.72)	0.49	0.34	0.21
Distributions from and/or in Excess of:
Net Investment Income	(0.27)	(0.51)	(0.50)	(0.39)	(0.36)
Net Realized Gain	—	—	—	—	(0.03)
Total Distributions	(0.27)	(0.51)	(0.50)	(0.39)	(0.39)
Net Asset Value, End of Period	$9.48	$8.93	$10.16	$10.17	$10.22
Total Return++	9.31%	(7.29)%	4.87%	3.33%	2.22%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$131	$3,476	$7,015	$8,823	$9,393
Ratio of Expenses to Average Net Assets (1)	0.55%+	0.52%+	0.54%+	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets (1)	2.53%+	4.36%+	4.71%+	4.20%	3.59%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.02%	0.00%§	N/A	N/A
Portfolio Turnover Rate	188%	61%	89%	70%	146%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	0.52%+	N/A	N/A	N/A
Net Investment Income to Average Net Assets	N/A	4.36%+	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

150	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Intermediate Duration Portfolio

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.90	$10.12	$10.13	$10.19	$10.37
Income (Loss) from Investment Operations:
Net Investment Income†	0.21	0.41	0.46	0.39	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.60	(1.14)	0.02	(0.07)	(0.13)
Total from Investment Operations	0.81	(0.73)	0.48	0.32	0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.26)	(0.49)	(0.49)	(0.38)	(0.35)
Net Realized Gain	—	—	—	—	(0.03)
Total Distributions	(0.26)	(0.49)	(0.49)	(0.38)	(0.38)
Net Asset Value, End of Period	$9.45	$8.90	$10.12	$10.13	$10.19
Total Return++	9.19%	(7.54)%	4.84%	3.19%	1.99%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$139,508	$132,146	$145,739	$136,198	$304,844
Ratio of Expenses to Average Net Assets	0.70%+	0.67%+	0.69%+	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets	2.34%+	4.23%+	4.58%+	3.87%	3.22%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.02%	0.01%	N/A	N/A
Portfolio Turnover Rate	188%	61%	89%	70%	146%

†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	151

2009 Annual Report

September 30, 2009

Financial Highlights

International Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2009	2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.54	$10.97		$10.35	$10.81	$11.24
Income (Loss) from Investment Operations:
Net Investment Income†	0.26	0.33		0.28	0.21	0.25
Net Realized and Unrealized Gain (Loss) on Investments	1.11	0.05		0.61	(0.11)	0.01
Total from Investment Operations	1.37	0.38		0.89	0.10	0.26
Distributions from and/or in Excess of:
Net Investment Income	(1.49)	(0.79)		(0.22)	(0.51)	(0.69)
Net Realized Gain	(0.12)	(0.02)		(0.05)	(0.05)	—
Total Distributions	(1.61)	(0.81)		(0.27)	(0.56)	(0.69)
Redemption Fees	0.00 ‡	0.00	‡	—	—	—
Net Asset Value, End of Period	$10.30	$10.54		$10.97	$10.35	$10.81
Total Return++	13.74%	3.50%		8.76%	1.12%	1.81%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$30,431	$185,413		$213,392	$195,659	$157,911
Ratio of Expenses to Average Net Assets (1)	0.72%+	0.60	%+	0.60%+	0.60%	0.55%
Ratio of Net Investment Income to Average Net Assets (1)	2.63%+	2.95	%+	2.66%+	2.02%	2.17%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	155%	74%		82%	69%	38%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	0.61	%+	N/A	N/A	N/A
Net Investment Income to Average Net Assets	N/A	2.94	%+	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

152	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

International Fixed Income Portfolio

	Class P
	Year Ended September 30,		Period from September 28, 2007^ to September 30,
Selected Per Share Data and Ratios	2009	2008	2007
Net Asset Value, Beginning of Period	$10.64	$11.08	$10.97
Income (Loss) from Investment Operations:
Net Investment Income†	0.24	0.30	0.00	‡
Net Realized and Unrealized Gain on Investments	1.10	0.05	0.11
Total from Investment Operations	1.34	0.35	0.11
Distributions from and/or in Excess of:
Net Investment Income	(1.46)	(0.77)	—
Net Realized Gain	(0.12)	(0.02)	—
Total Distributions	(1.58)	(0.79)	—
Redemption Fees	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$10.40	$10.64	$11.08
Total Return++	13.23%	4.31%	—
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$821	$1,174	$1,236
Ratio of Expenses to Average Net Assets	0.96%+	0.85%+	1.45	%*+
Ratio of Net Investment Income to Average Net Assets	2.40%+	2.67%+	1.39	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.03	%*
Portfolio Turnover Rate	155%	74%	82	%#

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	153

2009 Annual Report

September 30, 2009

Financial Highlights

International Fixed Income Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended September 30, 2009	Period from January 2, 2008^ to September 30, 2008
Net Asset Value, Beginning of Period	$10.55	$10.89
Income (Loss) from Investment Operations:
Net Investment Income†	0.24	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.10	(0.36)
Total from Investment Operations	1.34	(0.29)
Distributions from and/or in Excess of:
Net Investment Income	(1.41)	(0.05)
Net Realized Gain	(0.12)	—
Total Distributions	(1.53)	(0.05)
Redemption Fees	0.00 ‡	—
Net Asset Value, End of Period	$10.36	$10.55
Total Return++	13.47%	(2.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$120	$120
Ratio of Expenses to Average Net Assets	0.95%+	2.69	%*+
Ratio of Net Investment Income to Average Net Assets	2.44%+	0.88	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%*§
Portfolio Turnover Rate	155%	74	%#

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

154	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

International Fixed Income Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended September 30, 2009	Period from June 16, 2008^ to September 30, 2008
Net Asset Value, Beginning of Period	$10.62	$10.94
Income (Loss) from Investment Operations:
Net Investment Income†	0.22	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.09	(0.39)
Total from Investment Operations	1.31	(0.32)
Distributions from and/or in Excess of:
Net Investment Income	(1.45)	—
Net Realized Gain	(0.12)	—
Total Distributions	(1.57)	—
Redemption Fees	0.00 ‡	—
Net Asset Value, End of Period	$10.36	$10.62
Total Return++	13.04%	(2.93	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$181	$110
Ratio of Expenses to Average Net Assets	1.19%+	1.16	%*+
Ratio of Net Investment Income to Average Net Assets	2.17%+	2.29	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%*§
Portfolio Turnover Rate	155%	74	%#

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	155

2009 Annual Report

September 30, 2009

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$9.61	$11.15	$11.22		$11.42	$11.57
Income (Loss) from Investment Operations:
Net Investment Income†	0.31	0.55	0.52		0.41	0.42
Net Realized and Unrealized Gain (Loss) on Investments	0.38	(1.57)	0.01		(0.00)‡	0.06
Total from Investment Operations	0.69	(1.02)	0.53		0.41	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.55)	(0.52)	(0.60)		(0.56)	(0.49)
Net Realized Gain	—	—	—		(0.05)	(0.14)
Total Distributions	(0.55)	(0.52)	(0.60)		(0.61)	(0.63)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$9.75	$9.61	$11.15		$11.22	$11.42
Total Return++	7.46%	(9.37)%	4.82%		3.65%	4.39%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$140,890	$316,894	$519,504		$525,680	$499,534
Ratio of Expenses to Average Net Assets	0.56%+	0.52%+	0.50	%+	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	3.30%+	5.18%+	4.74	%+	3.66%	3.67%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	545%	325%	124%		154%	240%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

156	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$9.60		$11.14	$11.21		$11.42	$11.56
Income (Loss) from Investment Operations:
Net Investment Income†	0.30		0.53	0.51		0.39	0.41
Net Realized and Unrealized Gain (Loss) on Investments	0.38		(1.57)	0.00	‡	(0.01)	0.06
Total from Investment Operations	0.68		(1.04)	0.51		0.38	0.47
Distributions from and/or in Excess of:
Net Investment Income	(0.54)		(0.50)	(0.58)		(0.54)	(0.47)
Net Realized Gain	—		—	—		(0.05)	(0.14)
Total Distributions	(0.54)		(0.50)	(0.58)		(0.59)	(0.61)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$9.74		$9.60	$11.14		$11.21	$11.42
Total Return++	7.44%		(9.60)%	4.56%		3.59%	4.23%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$611		$842	$1,177		$778	$1,190
Ratio of Expenses to Average Net Assets (1)	0.69	%+	0.67%+	0.65	%+	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets (1)	3.19	%+	5.01%+	4.59	%+	3.46%	3.55%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	545%		325%	124%		154%	240%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.79	%+	0.77%+	0.75	%+	0.75%	0.75%
Net Investment Income to Average Net Assets	3.09	%+	4.91%+	4.49	%+	3.36%	3.45%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	157

2009 Annual Report

September 30, 2009

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended September 30, 2009	Period from January 2, 2008^ to September 30, 2008
Net Asset Value, Beginning of Period	$9.53	$11.15
Income (Loss) from Investment Operations:
Net Investment Income†	0.28	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.39	(1.68)
Total from Investment Operations	0.67	(1.47)
Distributions from and/or in Excess of:
Net Investment Income	(0.46)	(0.15)
Redemption Fees	0.00 ‡	—
Net Asset Value, End of Period	$9.74	$9.53
Total Return++	7.21%	(13.21	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$162	$85
Ratio of Expenses to Average Net Assets	0.81%+	2.98	%*+
Ratio of Net Investment Income to Average Net Assets	2.94%+	2.71	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%*
Portfolio Turnover Rate	545%	325	%#

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
#	Not Annualized
*	Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

158	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended September 30, 2009	Period from June 16, 2008^ to September 30, 2008
Net Asset Value, Beginning of Period	$9.63	$10.12
Income (Loss) from Investment Operations:
Net Investment Income†	0.24	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.41	(0.60)
Total from Investment Operations	0.65	(0.48)
Distributions from and/or in Excess of:
Net Investment Income	(0.54)	(0.01)
Redemption Fees	0.00 ‡	—
Net Asset Value, End of Period	$9.74	$9.63
Total Return++	7.08%	(4.73	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,159	$58
Ratio of Expenses to Average Net Assets	1.06%+	1.15	%*+
Ratio of Net Investment Income to Average Net Assets	2.58%+	4.34	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%*
Portfolio Turnover Rate	545%	325	%#

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
*	Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

The accompanying notes are an integral part of the financial statements.	159

2009 Annual Report

September 30, 2009

Financial Highlights

Limited Duration Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.00		$10.24	$10.34		$10.34	$10.50
Income (Loss) from Investment Operations:
Net Investment Income†	0.24		0.49	0.51		0.41	0.30
Net Realized and Unrealized Loss on Investments	(0.12)		(2.22)	(0.08)		(0.02)	(0.15)
Total from Investment Operations	0.12		(1.73)	0.43		0.39	0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.44)		(0.51)	(0.53)		(0.39)	(0.31)
Redemption Fees	0.00	‡	—	0.00	‡	—	—
Net Asset Value, End of Period	$7.68		$8.00	$10.24		$10.34	$10.34
Total Return++	1.77%		(17.57)%	4.26%		3.88%	1.44%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$262,794		$568,156	$1,058,151		$1,077,967	$1,069,956
Ratio of Expenses to Average Net Assets (1)	0.45	%+	0.43%+	0.45	%+	0.42%	0.42%
Ratio of Net Investment Income to Average Net Assets (1)	3.16	%+	5.22%+	4.94	%+	3.96%	2.92%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	110%		20%	56%		64%	66%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.43%+	N/A		N/A	N/A
Net Investment Income to Average Net Assets	N/A		5.22%+	N/A		N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

160	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Limited Duration Portfolio

	Class P
	Year Ended September 30,			Period from September 28, 2007^ to September 30,
Selected Per Share Data and Ratios	2009		2008	2007
Net Asset Value, Beginning of Period	$8.00		$10.24	$10.24
Income (Loss) from Investment Operations:
Net Investment Income†	0.22		0.47	0.00	‡
Net Realized and Unrealized Loss on Investments	(0.12)		(2.23)	(0.00	)‡
Total from Investment Operations	0.10		(1.76)	0.00	‡
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.48)	—
Redemption Fees	0.00	‡	—	0.00	‡
Net Asset Value, End of Period	$7.68		$8.00	$10.24
Total Return++	1.52%		(17.77)%	—
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$169		$294	$1,020
Ratio of Expenses to Average Net Assets	0.70	%+	0.68%+	0.59	%*+
Ratio of Net Investment Income to Average Net Assets	2.87	%+	4.95%+	5.38	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.06	%*
Portfolio Turnover Rate	110%		20%	56	%#

^	Commencement of Operation
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	161

2009 Annual Report

September 30, 2009

Financial Highlights

Long Duration Fixed Income Portfolio

	Class I
	Year Ended September 30,				Period from July 21, 2006^ to September 30,
Selected Per Share Data and Ratios	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$9.93		$10.33	$10.48	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.49		0.46	0.49	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.66		(0.37)	(0.18)	0.39
Total from Investment Operations	2.15		0.09	0.31	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.56)		(0.49)	(0.43)	—
Net Realized Gain	—		—	(0.03)	—
Total Distributions	(0.56)		(0.49)	(0.46)	—
Net Asset Value, End of Period	$11.52		$9.93	$10.33	$10.48
Total Return++	22.19%		0.87%	3.06%	4.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$31,410		$27,438	$25,297	$25,677
Ratio of Expenses to Average Net Assets (1)	0.50	%+	0.49%+	0.50%+	0.50	%*
Ratio of Net Investment Income to Average Net Assets (1)	4.68	%+	4.44%+	4.73%+	4.66	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.00%§	N/A
Portfolio Turnover Rate	80%		63%	49%	7	%#

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.80	%+	0.75%+	0.94%+	1.52	%*
Net Investment Income to Average Net Assets	4.38	%+	4.18%+	4.29%+	3.64	%*

^	Commencement of Operations.
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

162	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Long Duration Fixed Income Portfolio

	Class P
	Year Ended September 30,					Period from July 21, 2006^ to September 30,
Selected Per Share Data and Ratios	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$9.92		$10.32	$10.48		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.46		0.44	0.46		0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.67		(0.37)	(0.19)		0.39
Total from Investment Operations	2.13		0.07	0.27		0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.54)		(0.47)	—		—
Net Realized Gain	—		—	(0.03)		—
Total Distributions	(0.54)		(0.47)	(0.43)		—
Net Asset Value, End of Period	$11.51		$9.92	$10.32		$10.48
Total Return++	21.91%		0.61%	2.72%		4.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$575		$496	$516		$524
Ratio of Expenses to Average Net Assets (1)	0.75	%+	0.74%+	0.75	%+	0.75	%*
Ratio of Net Investment Income to Average Net Assets (1)	4.43	%+	4.18%+	4.48	%+	4.40	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.00	%§	N/A
Portfolio Turnover Rate	80%		63%	49%		7	%#

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.05	%+	1.00%+	1.19	%+	1.77	%*
Net Investment Income to Average Net Assets	4.13	%+	3.92%+	4.04	%+	3.39	%*

^	Commencement of Operations.
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	163

2009 Annual Report

September 30, 2009

Financial Highlights

Municipal Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.58		$12.82	$12.86	$12.66	$12.66
Income (Loss) from Investment Operations:
Net Investment Income†	0.51		0.60	0.49	0.39	0.40
Net Realized and Unrealized Gain (Loss) on Investments	0.55		(1.24)	(0.01)	0.29	0.02
Total from Investment Operations	1.06		(0.64)	0.48	0.68	0.42
Distributions from and/or in Excess of:
Net Investment Income	(0.56)		(0.55)	(0.52)	(0.48)	(0.42)
Net Realized Gain	—		(0.05)	—	—	—
Total Distributions	(0.56)		(0.60)	(0.52)	(0.48)	(0.42)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$12.08		$11.58	$12.82	$12.86	$12.66
Total Return++	9.65%		(5.24)%	3.76%	5.53%	3.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$449,459		$1,073,173	$936,633	$662,162	$509,039
Ratio of Expenses to Average Net Assets (1)	0.50	%+	0.49%+	0.50%+	0.49%	0.50%
Ratio of Net Investment Income to Average Net Assets (1)	4.46	%+	4.80%+	3.80%+	3.09%	3.12%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.00%§	N/A	N/A
Portfolio Turnover Rate	5%		43%	29%	43%	34%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.52	%+	0.50%+	N/A	N/A	N/A
Net Investment Income to Average Net Assets	4.44	%+	4.79%+	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

164	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Municipal Portfolio

	Class P
	Year Ended September 30,			Period from June 20, 2007^ to September 30,
Selected Per Share Data and Ratios	2009		2008	2007
Net Asset Value, Beginning of Period	$11.58		$12.82	$12.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.48		0.57	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.55		(1.24)	0.02
Total from Investment Operations	1.03		(0.67)	0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.53)		(0.52)	(0.13)
Net Realized Gain	—		(0.05)	—
Total Distributions	(0.53)		(0.57)	(0.13)
Redemption Fees	0.00	‡	—	0.00	‡
Net Asset Value, End of Period	$12.08		$11.58	$12.82
Total Return++	9.36%		(5.44)%	2.02	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,228		$51,780	$9,945
Ratio of Expenses to Average Net Assets (1)	0.75	%+	0.74%+	0.73	%*+
Ratio of Net Investment Income to Average Net Assets (1)	4.20	%+	4.58%+	6.66	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.02	%*
Portfolio Turnover Rate	5%		43%	29	%#

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.78	%+	0.76%+	0.99	%*+
Net Investment Income to Average Net Assets	4.17	%+	4.56%+	6.41	%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
*	Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	165

2009 Annual Report

September 30, 2009

Financial Highlights

Municipal Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended September 30, 2009		Period from January 2, 2008^ to September 30, 2008
Net Asset Value, Beginning of Period	$11.58		$12.70
Income (Loss) from Investment Operations:
Net Investment Income†	0.48		0.42
Net Realized and Unrealized Gain (Loss) on Investments	0.56		(1.20)
Total from Investment Operations	1.04		(0.78)
Distributions from and/or in Excess of:
Net Investment Income	(0.53)		(0.34)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$12.09		$11.58
Total Return++	9.36%		(6.31	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,083		$8,593
Ratio of Expenses to Average Net Assets (1)	0.75	%+	0.80	%*+
Ratio of Net Investment Income to Average Net Assets (1)	4.18	%+	4.56	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%*
Portfolio Turnover Rate	5%		43	%#

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.81	%+	0.79	%*+
Net Investment Income to Average Net Assets	4.12	%+	4.55	%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
#	Not Annualized
*	Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

166	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

September 30, 2009

Financial Highlights

Municipal Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended September 30, 2009		Period from June 16, 2008^ to September 30, 2008
Net Asset Value, Beginning of Period	$11.55		$12.45
Income (Loss) from Investment Operations:
Net Investment Income†	0.44		0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.57		(0.91)
Total from Investment Operations	1.01		(0.78)
Distributions from and/or in Excess of:
Net Investment Income	(0.51)		(0.12)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$12.05		$11.55
Total Return++	9.04%		(6.33	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$50,602		$17,517
Ratio of Expenses to Average Net Assets (1)	1.00	%+	0.97	%*+
Ratio of Net Investment Income to Average Net Assets (1)	3.84	%+	3.92	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%*
Portfolio Turnover Rate	5%		43	%#

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.03	%+	0.98	%*+
Net Investment Income to Average Net Assets	3.81	%+	3.91	%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
*	Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	167

2009 Annual Report

September 30, 2009

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (“MSIFT” or the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of fourteen active portfolios. The accompanying financial statements and financial highlights are those of the Balanced, Mid Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, Value, Core Fixed Income, Core Plus Fixed Income, Intermediate Duration, International Fixed Income, Investment Grade Fixed Income, Limited Duration, Long Duration Fixed Income and Municipal Portfolios, all of which except the International Fixed Income Portfolio are considered diversified for purposes of the 1940 Act (each referred to as a “Portfolio”). The financial statements of the remaining portfolio of the Fund are presented separately.

The Fund offers up to five different classes of shares for certain Portfolios — Class I shares, Investment Class shares, Class P shares, Class H shares and Class L shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights, except each class bears different shareholder service fees as described in Note D.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the “Trustees”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Trustees, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.              Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Certain Portfolios’ net assets include foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result

168

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September 30, 2009

Notes to Financial Statements (cont’d)

of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

3.              Derivatives: Certain Portfolios may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Investment Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolios’ investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that each Portfolio may use and their associated risks:

Futures. In respect to futures, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract in excess of the variation margin is reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio’s initial investment in such contracts.

Options. In respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. A Portfolio may purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, a Portfolio bears the risk of interest or exchange rates or securities

169

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September 30, 2009

Notes to Financial Statements (cont’d)

prices moving unexpectedly, in which case, a Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase a Portfolio’s exposure to the underlying instrument. Writing a call options tend to decrease a Portfolio’s exposure to the underlying instruments. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Options written for the year ended September 30, 2009 were as follows:

Portfolio	Total Number of Contracts	Total Premiums Received (000)
Core Fixed Income
Options Outstanding — October 1, 2008	—	$—
Options Written	528	146
Closing Purchase Transactions	(528)	(146)
Options Outstanding — September 30, 2009	—	$—

Core Plus Fixed Income
Options Outstanding — October 1, 2008	—	$—
Options Written	4,199	1,137
Closing Purchase Transactions	(4,199)	(1,137)
Options Outstanding — September 30, 2009	—	$—

Intermediate Duration
Options Outstanding — October 1, 2008	—	$—
Options Written	496	130
Closing Purchase Transactions	(496)	(130)
Options Outstanding — September 30, 2009	—	$—

Investment Grade Fixed Income
Options Outstanding — October 1, 2008	—	$—
Options Written	869	237
Closing Purchase Transactions	(869)	(237)
Options Outstanding — September 30, 2009	—	$—

Limited Duration
Options Outstanding — October 1, 2008	—	$—
Options Written	751	213
Closing Purchase Transactions	(751)	(213)
Options Outstanding — September 30, 2009	—	$—

Long Duration Fixed Income
Options Outstanding — October 1, 2008	—	$—
Options Written	105	26
Closing Purchase Transactions	(105)	(26)
Options Outstanding — September 30, 2009	—	$—

Swaps. In respect to swaps, the Fund is subject to equity risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero-coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or

170

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September 30, 2009

Notes to Financial Statements (cont’d)

guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with “Due from (to) Broker” on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification(TM) (“ASC”) “Balance Sheet” (ASC 210) (formerly known as FIN 39). Offsetting of Amounts Related to Certain Contracts an interpretation of ASC 210-20 (formerly known as APB No. 10 and SFAS 105) and are included within “Swap Agreements, at Value” on the Statement of Assets and Liabilities. For cash collateral received, a Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

The Portfolios adopted the provisions of the FASB ASC 815-10, “Derivatives and Hedging” (“ASC 815-10”) (formerly known as SFAS 133-1) and ASC 460-10, “Guarantees” (“ASC 460-10”) (formerly known as FIN 45-4): An Amendment of FASB ASC 815 (formerly known as SFAS 133) and ASC 460 (formerly known as FIN 45), effective November 30, 2008. ASC 815-10 and ASC 460-10 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Portfolios’ use of swaps may include those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability on the Statement of Assets and Liabilities.

Structured Investments. Certain Portfolios also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio’s illiquidity to the extent that a Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, a Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are

171

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September 30, 2009

Notes to Financial Statements (cont’d)

the subject of the contract. Forward foreign currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or loss. A Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging a Portfolio’s currency risks involves the risk of mismatching a Portfolio’s objectives under a currency exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

The Portfolios adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolios use derivative instruments, how these derivative instruments are accounted for and their effects on each Portfolio’s financial position and results of operations.

The following table sets forth the fair value of each Portfolio’s derivative contracts by primary risk exposure as of September 30, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)		Futures Contracts (000)(a)		Swaps Agreements (000)
Balanced:
Foreign Currency Contracts Risk	Receivables	$83		$—		$—
Equity Risk	Receivables	—		33		—
Interest Rate Risk	Receivables	—		37		33
Total Receivables		$83		$70		$33
Foreign Currency Contracts Risk	Payables	19		—		—
Interest Rate Risk	Payables	—		46		14
Total Payables		$19		$46		$14
Mid Cap Growth:
Foreign Currency Contracts Risk	Payables	$—	@	$—		$—
Core Fixed Income:
Interest Rate Risk	Receivables	$—		$219		$87
Credit Risk	Payables	—		—		56
Interest Rate Risk	Payables	—		187		517
Total Payables		$—		$187		$573
Core Plus Fixed Income:
Interest Rate Risk	Receivables	$—		$2,156		$1,389
Credit Risk	Payables	—		—		302
Interest Rate Risk	Payables	—		1,290		4,382
Total Payables		$—		$1,290		$4,684
Intermediate Duration:
Interest Rate Risk	Receivables	$—		$418		$121
Interest Rate Risk	Payables	$—		$400		$789
International Fixed Income:
Foreign Currency Contracts Risk	Receivables	$112		$—		$—
Interest Rate Risk	Receivables	—		12		—
Total Receivables		$112		$12		$—
Foreign Currency Contracts Risk	Payables	$455		$—		$—
Interest Rate Risk	Payables	—		—	@	—
Total Payables		$455		$—	@	$—
Investment Grade Fixed Income:
Interest Rate Risk	Receivables	$—		$372		$130
Credit Risk	Payables	—		—		61
Interest Rate Risk	Payables	—		204		523
Total Payables		$—		$204		$584
Limited Duration:
Interest Rate Risk	Receivables	$—		$265		$129
Interest Rate Risk	Payables	$—		$417		$1,529
Long Duration Fixed Income:
Interest Rate Risk	Receivables	$—		$25		$43
Interest Rate Risk	Payables	$—		$2		$180
Municipal:
Interest Rate Risk	Receivables	$—		$1,595		$—
Interest Rate Risk	Payables	$—		$2,972		$—

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin, receivable/payable to brokers.

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Balanced	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$30
	Equity Risk	Futures Contracts	(1,113)
	Interest Rate Risk	Futures Contracts	1,395
	Credit Risk	Swap Agreements	42
	Interest Rate Risk	Swap Agreements	64
Total			$418

Change in Unrealized Appreciation (Depreciation)

Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Balanced	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$53
	Equity Risk	Futures Contracts	325
	Interest Rate Risk	Futures Contracts	95
	Interest Rate Risk	Swap Agreements	19
Total			$492

Realized Gain (Loss)

Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Mid Cap Growth	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(231)

Change in Unrealized Appreciation (Depreciation)

Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Mid Cap Growth	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$—	@

Realized Gain (Loss)

Portfolio	Primary Risk Exposure	Derivative Type		Value (000)
Core Fixed Income	Interest Rate Risk	Futures Contracts		$(810)
	Interest Rate Risk	Purchased and Written Options	(b)	(61)
	Credit Risk	Swap Agreements		(17)
	Interest Rate Risk	Swap Agreements		7,149
Total				$6,261

Change in Unrealized Appreciation (Depreciation)

Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Fixed Income	Interest Rate Risk	Futures Contracts	$(197)
	Credit Risk	Swap Agreements	(34)
	Interest Rate Risk	Swap Agreements	(6,537)
Total			$(6,768)

Realized Gain (Loss)

Portfolio	Primary Risk Exposure	Derivative Type		Value (000)
Core Plus Fixed Income	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts		$(41)
	Interest Rate Risk	Futures Contracts		5,409
	Interest Rate Risk	Purchased and Written Options	(b)	(542)
	Credit Risk	Swap Agreements		(1,130)
	Interest Rate Risk	Swap Agreements		41,090
Total				$44,786

Change in Unrealized Appreciation (Depreciation)

Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Plus Fixed Income	Interest Rate Risk	Futures Contracts	$983
	Credit Risk	Swap Agreements	632
	Interest Rate Risk	Swap Agreements	(41,204)
Total			$(39,589)

Realized Gain (Loss)

Portfolio	Primary Risk Exposure	Derivative Type		Value (000)
Intermediate Duration	Interest Rate Risk	Futures Contracts		$99
	Interest Rate Risk	Purchased and Written Options	(b)	(77)
	Credit Risk	Swap Agreements		345
	Interest Rate Risk	Swap Agreements		6,456
Total				$6,823

Change in Unrealized Appreciation (Depreciation)

Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Intermediate Duration	Interest Rate Risk	Futures Contracts	$(393)
	Credit Risk	Swap Agreements	10
	Interest Rate Risk	Swap Agreements	(4,055)
Total			$(4,438)

Realized Gain (Loss)

Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Fixed Income	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(303)
	Interest Rate Risk	Futures Contracts	990
Total			$687

Change in Unrealized Appreciation (Depreciation)

Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Fixed Income	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$181
	Interest Rate Risk	Futures Contracts	(58)
Total			$123

Realized Gain (Loss)

Portfolio	Primary Risk Exposure	Derivative Type		Value (000)
Investment Grade Fixed Income	Interest Rate Risk	Futures Contracts		$(331)
	Interest Rate Risk	Purchased and Written Options	(b)	109
	Credit Risk	Swap Agreements		541
	Interest Rate Risk	Swap Agreements		11,477
Total				$11,796

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

Change in Unrealized Appreciation (Depreciation)

Portfolio	Primary Risk Exposure	Derivative Type		Value (000)
Investment Grade Fixed Income	Interest Rate Risk	Futures Contracts		$243
	Credit Risk	Swap Agreements		(29)
	Interest Rate Risk	Swap Agreements		(10,147)
Total				$(9,933)

Realized Gain (Loss)

Portfolio	Primary Risk Exposure	Derivative Type		Value (000)
Limited Duration	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts		$2
	Interest Rate Risk	Futures Contracts		(16,622)
	Interest Rate Risk	Purchased and Written Options	(b)	(72)
	Credit Risk	Swap Agreements		(281)
	Interest Rate Risk	Swap Agreements		18,014
Total				$1,041

Change in Unrealized Appreciation (Depreciation)

Portfolio	Primary Risk Exposure	Derivative Type		Value (000)
Limited Duration	Interest Rate Risk	Futures Contracts		$1,004
	Credit Risk	Swap Agreements		366
	Interest Rate Risk	Swap Agreements		(10,786)
Total				$(9,416)

Realized Gain (Loss)

Portfolio	Primary Risk Exposure	Derivative Type		Value (000)
Long Duration Fixed Income	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts		$— @
	Interest Rate Risk	Futures Contracts		(571)
	Interest Rate Risk	Purchased and Written Options	(b)	(18)
	Credit Risk	Swap Agreements		26
	Interest Rate Risk	Swap Agreements		2,040
Total				$1,477

Change in Unrealized Appreciation (Depreciation)

Portfolio	Primary Risk Exposure	Derivative Type		Value (000)
Long Duration Fixed Income	Interest Rate Risk	Futures Contracts		$11
	Credit Risk	Swap Agreements		(7)
	Interest Rate Risk	Swap Agreements		(1,123)
Total				$(1,119)

Realized Gain (Loss)

Portfolio	Primary Risk Exposure	Derivative Type		Value (000)
Municipal	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts		$9
	Interest Rate Risk	Futures Contracts		(11,219)
	Interest Rate Risk	Swap Agreements		(16,536)
	Credit Risk	Swap Agreements		(574)
Total				$(28,320)

Change in Unrealized Appreciation (Depreciation)

	Primary Risk	Derivative		Value
Portfolio	Exposure	Type		(000)
Municipal	Interest Rate Risk	Futures Contracts		$(1,069)
	Credit Risk	Swap Agreements		529
	Interest Rate Risk	Swap Agreements		4,272
Total				$3,732

@ Amount is less than $500.

(b) The realized gain (loss) for purchased options is reported within realized gains (losses) on investments sold, at value on the Statement of Operations.

All open derivative positions at year end are reflected on each respective Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of each respective Portfolio is generally representative of open positions throughout the reporting period for each respective Portfolio.

4.             Securities Sold Short: Each Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Portfolio will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5.             When Issued/Delayed Delivery Securities: Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations. Such transactions may give rise to a form of leverage. This can cause a Portfolio to be more volatile than if it had not been leveraged, as leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.

6.              Repurchase Agreements: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

7.              Redemption Fees: Shares of the U.S. Small Cap Value and International Fixed Income Portfolios redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect each Portfolio and its shareholders from the effects of short-term trading. These fees, if any, are included on the Statements of Changes in Net Assets. Prior to January 31, 2009, shares of the Balanced, Mid Cap Growth, U.S. Mid Cap Value, Value, Core Fixed Income, Core Plus Fixed Income, Intermediate Duration, Investment Grade Fixed Income, Limited Duration, Long Duration Fixed Income and Municipal Portfolios redeemed within seven days of purchase may be subject to a 2% redemption fee, payable to the Portfolio.

8.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolios would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value the Portfolios’ investments. The inputs are summarized in the three broad levels listed below:

•                            Level 1 – quoted prices in active markets for identical securities

•                            Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                            Level 3 – significant unobservable inputs (including each Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities, are not necessarily an indication of the risk associated with investing in those securities.

9.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends), net of applicable withholding taxes where collection is in doubt. Interest income is recognized on the accrual basis except where collection is in doubt.

Discounts and premiums on securities purchased are accreted/amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon their relative net assets.

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

B. Investment Advisory Fees. Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, performs investment advisory services at a fee calculated by applying a quarterly rate based on the annual percentage rate listed below, to each Portfolio’s average daily net assets for the quarter.

	Average Daily	Advisory
Portfolio	Net Assets	Fee
Balanced		0.450%
Mid Cap Growth		0.500
U.S. Mid Cap Value	first $1 billion	0.720
	over $1 billion	0.650
U.S. Small Cap Value	first $500 million	0.670
	next $500 million	0.645
	over $1 billion	0.620
Value	first $1 billion	0.500
	next $1 billion	0.450
	next $1 billion	0.400
	over $3 billion	0.350
Core Fixed Income		0.375
Core Plus Fixed Income	first $1 billion	0.375
	over $1 billion	0.300
Intermediate Duration		0.375
International Fixed Income		0.375
Investment Grade Fixed Income		0.375
Limited Duration		0.300
Long Duration Fixed Income		0.375
Municipal		0.375

With respect to certain portfolios, the Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, so that annual operating expenses will not exceed voluntary expense limitations established for each class of shares as presented in the table below.

	Voluntary Expense Limitations
	Class I	Investment Class	Class P	Class H	Class L
Core Fixed Income	0.500%	0.500%	0.750%	—%	—%
Long Duration Fixed Income	0.500	—	0.750	—	—
Municipal	0.500	—	0.750	0.750	1.000

The following changes to the Voluntary Expense Limitations became effective July 1, 2009. Transfer agent fees for Class H and Class L shares are no longer excluded from the total annual operating expenses.

Fee waivers and/or expense reimbursements are voluntary and may be commenced or terminated at any time. For the year ended September 30, 2009, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Core Fixed Income	$136
Long Duration Fixed Income	86
Municipal	158

Morgan Stanley Investment Management Limited (“MSIM Limited”) serves as Sub-Adviser to the International Fixed Income Portfolio. MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Under an Amended and Restated Sub-Advisory Agreement with the Adviser, MSIM Limited, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolio, makes certain day-to-day investment decisions for the Portfolio and places certain of the Portfolio’s purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees. MS Investment Management (the “Administrator”) also provides the Fund with administration services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.08% of each Portfolio’s average daily net assets.

Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Servicing Fees. Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor for the Fund.

Pursuant to a Shareholder Service Plan, each Portfolio may pay the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of up to 0.15% of the Portfolio’s average daily net assets attributable to Investment Class shares. Pursuant to separate Shareholder Service Plans, each Portfolio may pay to the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a service fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the Portfolio’s average daily net assets attributable to Class P and Class H shares, respectively. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. The Distributor has voluntarily agreed to waive 0.10% of the 0.25% shareholder servicing fee it is entitled to receive from the Class P shares’ average daily net assets for the Investment Grade Fixed Income Portfolio.

In addition, the Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Shareholder Services Plan, each applicable Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly,

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

at an annual rate of 0.25% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class L shares.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class, Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent. Morgan Stanley Services Company Inc. (“Morgan Stanley Services”) serves as the Fund dividend disbursing and transfer agent. Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees. JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

G. Portfolio Investment Activity.

1.              Security Transactions: For the year ended September 30, 2009, purchases and sales of investment securities other than long-term U.S. government securities and short-term investments were:

Portfolio	Purchases (000)	Sales (000)
Balanced	$85,442	$72,927
Mid Cap Growth	839,481	684,147
U.S. Mid Cap Value	82,497	78,333
U.S. Small Cap Value	274,667	331,134
Value	67,864	71,455
Core Fixed Income	475,588	600,550
Core Plus Fixed Income	3,957,227	4,649,616
Intermediate Duration	125,195	143,480
International Fixed Income	83,229	232,999
Investment Grade Fixed Income	1,077,780	1,318,182
Limited Duration	272,857	501,725
Long Duration Fixed Income	14,280	14,536
Municipal	35,073	666,186

For the year ended September 30, 2009, purchases and sales of long-term U.S. government securities were:

Portfolio	Purchases (000)	Sales (000)
Balanced	$12,574	$5,755
Core Fixed Income	56,423	52,524
Core Plus Fixed Income	505,446	454,697
Intermediate Duration	136,790	82,446
International Fixed Income	3,605	3,600
Investment Grade Fixed Income	145,949	137,674
Limited Duration	74,236	68,119
Long Duration Fixed Income	10,586	7,473

2.              Transactions with Affiliates. The Portfolios invest in the Institutional Class of portfolios within the Morgan Stanley Institutional Liquidity Funds (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly, and/or as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio’s transactions in the shares of the Liquidity Funds during the year ended September 30, 2009 is set forth below:

Portfolio	Market Value September 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value September 30, 2009 (000)
Balanced	$32,016	$47,857	$70,581	$169	$9,292
Mid Cap Growth	79,591	709,501	540,948	821	248,144
U.S. Mid Cap Value	6,068	62,545	59,907	45	8,706
U.S. Small Cap Value	38,246	175,035	183,906	150	29,375
Value	9,810	64,587	67,709	30	6,688
Core Fixed Income	16,165	190,247	191,479	84	14,933
Core Plus Fixed Income	80,153	1,750,440	1,654,692	549	175,901
Intermediate Duration	6,028	112,698	116,533	33	2,193
International Fixed Income	7,498	169,534	176,621	54	411
Investment Grade Fixed Income	31,627	429,434	456,522	157	4,539
Limited Duration	15,462	369,889	385,351	77	—
Long Duration Fixed Income	1,175	19,306	19,876	5	605
Municipal	28,620	355,338	362,566	75	21,392

Investment Advisory fees paid by the Portfolios are reduced by an amount equal to their pro-rata share of the advisory and administration fees paid by the Portfolios due to its investment

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

in the Liquidity Funds (“Rebate”). For the year ended September 30, 2009, advisory fees paid were reduced as follows:

Portfolio	Rebate (000)
Balanced	$23
Mid Cap Growth	147
U.S. Mid Cap Value	7
U.S. Small Cap Value	29
Value	8
Core Fixed Income	6
Core Plus Fixed Income	53
Intermediate Duration	5
International Fixed Income	6
Investment Grade Fixed Income	15
Limited Duration	8
Long Duration Fixed Income	1
Municipal	10

The Balanced Portfolio invested in Morgan Stanley Institutional Fund, Inc. Emerging Markets Portfolio — Class I (the “Emerging Markets Portfolio”), an open-end management investment company advised by an affiliate of the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Emerging Markets Portfolio. For the year ended September 30, 2009, advisory fees paid were reduced by $2,118 relating to the Portfolio’s investment in the Emerging Markets Portfolio. During the year ended September 30, 2009, the Portfolio had purchased 919 shares and sold 59,553 shares of the Emerging Markets Portfolio for a realized loss of $939,843.

A summary of the Balanced Portfolio’s transactions in shares of the Emerging Markets Portfolio during the year ended September 30, 2009 is as follows:

Market Value September 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value September 30, 2009 (000)
$1,182	$13	$824	$—	$—

The Balanced Portfolio invested in the Morgan Stanley Institutional Fund, Inc. International Growth Equity Portfolio — Class I, (the “International Growth Equity Portfolio”) an open-end management investment company advised by an affiliate of the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its prorate share of the advisory and administration fees paid by the Portfolio due to its investment in the International Growth Equity Portfolio. For the year ended September 30, 2009, advisory fees paid were reduced by $1,317 relating to the Portfolio’s investment in the International Growth Equity Portfolio. During the year ended September 30, 2009, the Portfolio had purchased 131,234 shares and sold 131,234 shares of the International Growth Equity Portfolio for a realized gain of $122,047.

A summary of the Balanced Portfolio’s transactions in shares of the International Growth Equity Portfolio during the year ended September 30, 2009 is as follows:

Market Value September 30, 2008 (000)	Purchases At Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value September 30, 2009 (000)
$—	$1,000	$1,122	$—	$—

During the year ended September 30, 2009, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

Portfolio	Broker Commissions (000)
Mid Cap Growth	$14
U.S. Mid Cap Value	29
U.S. Small Cap Value	11
Value	4

H. Securities Lending. Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

The value of loaned securities and related collateral outstanding at September 30, 2009 are as follows:

Portfolio	Value of Loaned Securities (000)	Value of Collateral* (000)
Balanced	$5,041	$5,149
Core Fixed Income	19,351	19,783
Core Plus Fixed Income	189,426	193,299

* Included in these amounts are approximately $2,521,000, $8,547,000 and $58,377,000 for the Balanced, Core Fixed Income, and Core Plus Fixed Income Portfolios, respectively, which was received in the form of short-term pooled securities, which the Portfolios cannot sell or repledge and accordingly are not reflected in the Portfolios of Investments.

For the year ended September 30, 2009, the following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

Portfolio	Net Interest Earned by Portfolio (000)
Balanced	$6
Value*	11
Core Fixed Income	49
Core Plus Fixed Income	310
Investment Grade Fixed Income*	77

* At September 30, 2009, the Value Portfolio and Investment Grade Fixed Income Portfolio had no outstanding securities on loan.

I. Federal Income Taxes. It is each Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly except for those of the Intermediate Duration, Limited Duration and Municipal Portfolios which are declared and paid monthly and those of the Mid Cap Growth, U.S. Mid Cap Value and U.S. Small Cap Value Portfolios which are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (amendment formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended September 30, 2009, remains subject to examination by taxing authorities.

The tax character of the Municipal Portfolio’s ordinary income distributions include tax exempt as well as taxable components. The undistributed ordinary income for the Municipal Portfolio includes tax exempt as well as taxable components.

The tax character for distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 were as follows:

	2009 Distributions Paid From:			2008 Distributions Paid From:
Portfolio	Ordinary Income (000)	Tax- Exempt Income (000)	Long- term Capital Gain (000)	Ordinary Income (000)	Tax- Exempt Income (000)	Long- term Capital Gain (000)
Balanced	$3,187	$—	$—	$8,828	$—	$—
Mid Cap Growth	—	—	—	13,214	—	—
U.S. Mid Cap Value	1,643	—	—	1,225	—	—
U.S. Small Cap Value	11,157	—	20,449	33,262	—	67,755
Value	4,138	—	—	11,180	—	27,523
Core Fixed Income	8,979	—	—	14,699	—	—
Core Plus Fixed Income	87,007	—	—	121,587	—	—
Intermediate Duration	3,981	—	—	7,367	—	—
International Fixed Income	9,226	—	706	15,749	—	14
Investment Grade Fixed Income	14,728	—	—	22,876	—	—
Limited Duration	22,807	—	—	47,931	—	—
Long Duration Fixed Income	1,563	—	—	1,297	—	—
Municipal	3,038	31,965	—	14,461	35,112	1,418

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains (losses) on securities, options, swaps, forwards and futures, including Post October losses.

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, foreign futures transactions, basis adjustments for swap transactions, reclass on realized gain on settle and accrued, basis adjustments for return of capital sold and wash sales adjustments in the following reclassifications among the Portfolios’ components of net assets at September 30, 2009:

Portfolio	Accumulated Undistributed (Distribution in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
Balanced	$128	$(225)	$97
Mid Cap Growth	73	1,820	(1,893)
U.S. Mid Cap Value	—	—	—
U.S. Small Cap Value	3,626	(3,586)	(40)
Value	—	—	—
Core Fixed Income	623	(649)	26
Core Plus Fixed Income	4,523	(4,779)	256
Intermediate Duration	739	(774)	35
International Fixed Income	753	(753)	—
Investment Grade Fixed Income	1,145	(1,186)	41
Limited Duration	3,119	(3,157)	38
Long Duration Fixed Income	163	(170)	7
Municipal	(569)	569	— @

@ Amount is less than $500.

At September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Tax-Exempt Income (000)	Undistributed Long-term Capital Gain (000)
Balanced	$355	$—	$—
Mid Cap Growth	485	—	—
U.S. Mid Cap Value	838	—	—
U.S. Small Cap Value	—	—	—
Value	338	—	—
Core Fixed Income	796	—	—
Core Plus Fixed Income	7,240	—	—
Intermediate Duration	447	—	—
International Fixed Income	1,840	—	—
Investment Grade Fixed Income	1,729	—	—
Limited Duration	323	—	—
Long Duration Fixed Income	513	—	1,430
Municipal	936	2,144	—

At September 30, 2009, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

Portfolio	Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
Balanced	$79,428	$2,357	$(8,240)	$(5,883)
Mid Cap Growth	3,548,169	531,452	(507,797)	23,655
U.S. Mid Cap Value	137,665	8,694	(12,900)	(4,206)
U.S. Small Cap Value	566,910	99,912	(31,758)	68,154
Value	187,024	14,465	(21,458)	(6,993)
Core Fixed Income	114,182	3,651	(860)	2,791
Core Plus Fixed Income	1,166,305	41,034	(25,130)	15,904
Intermediate Duration	135,747	4,482	(669)	3,813
International Fixed Income	28,741	2,752	(331)	2,421
Investment Grade Fixed Income	156,293	5,492	(1,159)	4,333
Limited Duration	259,413	6,744	(31)	6,713
Long Duration Fixed Income	29,373	2,764	(87)	2,677
Municipal	514,380	28,301	(24,288)	4,013

At September 30, 2009, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

	Expiration Date September 30, (000)
Portfolio	2010	2011	2012	2013
Balanced	$—	$4,609	$—	$—
Mid Cap Growth	128,863	303,325	—	—
U.S. Mid Cap Value	—	135,789	—	—
U.S. Small Cap Value	—	—	—	—
Value	—	—	—	—
Core Fixed Income	—	—	—	—
Core Plus Fixed Income	—	36,930	—	—
Intermediate Duration	—	—	—	673
Investment Grade Fixed Income	—	—	—	—
Limited Duration	—	—	—	8,253
Municipal	—	—	—	—

	Expiration Date September 30, (000)
Portfolio	2014	2015	2016	2017	Total
Balanced	$—	$—	$—	$3,501	$8,110
Mid Cap Growth	—	—	—	70,636	502,824
U.S. Mid Cap Value	—	—	—	8,518	144,307
U.S. Small Cap Value	—	—	—	29,396	29,396
Value	—	—	—	15,103	15,103
Core Fixed Income	489	—	1,081	35,829	37,399
Core Plus Fixed Income	7,135	15,680	5,336	254,264	319,345
Intermediate Duration	1,559	5,324	124	12,431	20,111
Investment Grade Fixed Income	607	12	3,511	51,893	56,023
Limited Duration	8,229	7,068	265	200,864	224,679
Municipal	—	—	—	2,642	2,642

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

2009 Annual Report

September 30, 2009

Notes to Financial Statements (cont’d)

During the year ended September 30, 2009, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Portfolio	Capital Loss Carryforward Utilized (000)
Long Duration Fixed Income	$58

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended September 30, 2009, the Portfolio deferred to October 1, 2009 for U.S. Federal income tax purposes, post-October capital and currency losses as indicated:

	Post-October
Portfolio	Capital Losses (000)	Currency Losses (000)
Balanced	$2,430	$—
Mid Cap Growth	29,734	—
U.S. Mid Cap Value	18,739	—
U.S. Small Cap Value	90,046	—
Value	10,244	—
Core Fixed Income	6,832	—
Core Plus Fixed Income	230,568	—
Intermediate Duration	371	—
International Fixed Income	1,006	—
Investment Grade Fixed Income	12,526	—
Limited Duration	38,298	—
Municipal	99,275	—

J. Contractual Obligations. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Other. A portion of the securities of the Municipal Portfolio are insured by certain companies specializing in the insurance of municipal debt obligations. At September 30, 2009, approximately 76.8.% of the net assets of the Municipal Portfolio are covered by such insurance. Listed below are the insurers that insure obligations constituting more than 10% of the Portfolio’s net assets:

Insurers	% of Portfolio’s Net Assets
FSA	20.0%
MBIA	18.4
FGIC	17.4
AMBAC	16.8

At September 30, 2009, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows (unaudited):

	Percentage of Ownership
Portfolio	Class I	Investment Class	Class P	Class H	Class L
Balanced	65.1%	98.7%	95.8%	—%	—%
Mid Cap Growth	36.1	—	65.5	—	—
U.S. Mid Cap Value	60.1	87.5	43.3	—	—
U.S. Small Cap Value	22.7	—	54.4	—	—
Value	70.1	—	96.3	—	—
Core Fixed Income	—	—	—	—	—
Core Plus Fixed Income	57.9	99.9	39.1	—	—
Intermediate Duration	38.7	100.0	—	—	—
International Fixed Income	63.7	—	—	—	—
Investment Grade Fixed Income	25.0	—	—	—	—
Limited Duration	—	—	—	—	—
Long Duration Fixed Income	10.0	—	—	—	—
Municipal	44.1	—	22.2	—	—

L. Regulatory Settlement Proceeds. The Mid Cap Growth and Value Portfolios received approximately $137,000 and $109,000, respectively during fiscal year 2008, from an unaffiliated third party in settlement of administrative proceedings involving findings by the SEC of market timing and/or late trading of mutual funds.

M. Subsequent Event. Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, Morgan Stanley Investment Management Inc. (“MSIM”), the investment adviser for the Fund, expects to propose to the Board of Trustees of the Fund that it approve a reorganization of each of the U.S. Mid Cap Value Portfolio, U.S. Small Cap Value Portfolio, Value Portfolio and Municipal Portfolio (each a “Portfolio”) into newly organized mutual funds advised by an affiliate of Invesco. If approved by the Board of Trustees, the reorganization would be submitted to the shareholders of each Portfolio for their approval.

In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through November 24, 2009.

2009 Annual Report

September 30, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Morgan Stanley Institutional Fund Trust:

We have audited the accompanying statements of assets and liabilities of Balanced Portfolio, Mid Cap Growth Portfolio, U.S. Mid Cap Value Portfolio, U.S. Small Cap Value Portfolio, Value Portfolio, Core Fixed Income Portfolio, Core Plus Fixed Income Portfolio, Intermediate Duration Portfolio, International Fixed Income Portfolio, Investment Grade Fixed Income Portfolio, Limited Duration Portfolio, Long Duration Fixed Income Portfolio, and Municipal Portfolio (the “Funds”) (thirteen of the portfolios constituting Morgan Stanley Institutional Fund Trust), including the portfolios of investments, as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned thirteen Funds of Morgan Stanley Institutional Fund Trust at September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 24, 2009

182

2009 Annual Report

September 30, 2009 (unaudited)

Federal Income Tax Information

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2009.

For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.):

Portfolio	Div. Received Deduction %		Qualifying U.S. Govt. Income %
Balanced	55.1%		21.8%
U.S. Mid Cap Value	100.0		—
U.S. Small Cap Value	100.0		—
Value	100.0		—
Core Fixed Income	0.4		21.8
Core Plus Fixed Income	—		18.0
Intermediate Duration	—		35.5
International Fixed Income	0.0	*	—
Investment Grade Fixed Income	0.3		23.3
Limited Duration	—		19.0
Long Duration Fixed Income	—		39.9
Municipal	45.7		—

*  Amount is less than 0.05%.

Each of the applicable Portfolios designated the following percentages of its income dividends as tax-exempt income dividends:

Portfolio	Percentage
Municipal	91.3%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

Portfolio	Amount (000)
U.S. Small Cap Value	$20,449
International Fixed Income	706

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended September 30, 2009.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Each of the applicable Portfolios designated up to the following maximum amounts as taxable at this lower rate:

Portfolio	Amount (000)
Balanced	$918
U.S. Mid Cap Value	1,643
U.S. Small Cap Value	9,139
Value	2,379
Municipal	763

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2009 Annual Report

September 30, 2009 (unaudited)

U.S. Privacy Policy

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

Morgan Stanley Institutional Fund Trust (collectively, the “Fund”) is required by federal law to provide you with a copy of its privacy policy (the “Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distribution, Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.     WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.     WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

2009 Annual Report

September 30, 2009 (unaudited)

U.S. Privacy Policy (cont’d)

a. Information We Disclose to Our Affiliated Companies.

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Discloses to Third Parties.

We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.     HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.     HOW CAN YOU LIMIT OUR SHARING OF CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.     HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

2009 Annual Report

September 30, 2009 (unaudited)

U.S. Privacy Policy (cont’d)

6.     HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday—Friday between 8 a.m. and 5 p.m. (EST)

•  Writing to us at the following address:

Morgan Stanley Institutional Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Institutional Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

© 2009 Morgan Stanley

2009 Annual Report

September 30, 2009 (unaudited)

Trustee and Officer Information

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustees
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				168	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				170	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2009 Annual Report

September 30, 2009 (unaudited)

Trustee and Officer Information (cont’d)

Independent Trustees: (cont’d)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustees
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				168	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

2009 Annual Report

September 30, 2009 (unaudited)

Trustee and Officer Information (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s)Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Additional information about the Fund’s Trustees can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-548-7786. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”. To aid you in obtaining this information on-line., the Fund’s Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

2009 Annual Report

September 30, 2009 (unaudited)

Trustee and Officer Information (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue
New York, NY 10036

Distributor

Morgan Stanley Distribution, Inc.

100 Front Street, Suite 400

West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.

P.O. Box 219804
Kansas City, MO 64121-9804

Custodian

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

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Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

Investment Adviser: (610) 940-5000 • MSIF Trust (800) 548-7786

© 2009 Morgan Stanley

IFEQFIANN IU09-05089P-Y09/09

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant		Covered Entities(1)
Audit Fees	$453,550		N/A

Non-Audit Fees
Audit-Related Fees	$—		$—
Tax Fees	$62,750	(3)	$109,924	(4)
All Other Fees	$—		$143,725	(5)
Total Non-Audit Fees	$62,750		$

Total	$516,300		$

2008

	Registrant		Covered Entities(1)
Audit Fees	$589,150		N/A

Non-Audit Fees
Audit-Related Fees	$—		$742,276	(2)
Tax Fees	$66,670	(3)	$99,522	(4)
All Other Fees	$—		$205,436	(5)
Total Non-Audit Fees	$66,670		$1,047,234

Total	$655,820		$1,047,234

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report and advisory consulting work.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

(1)            This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and

assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment company Act of 1940, the registrants has duly caused this report to be signed on its behalf by the undersigned, thereunto duly autorized.

(Registrant) Morgan Stanley Institutional Fund Trust

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	November 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	November 19, 2009

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	November 19, 2009